(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY OVERSEAS FUND
FIDELITY WORLDWIDE FUND

SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS



MARKET RECAP                        3   A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                        DURING THE LAST SIX MONTHS.

INTERNATIONAL GROWTH & INCOME FUND  4   PERFORMANCE
                                    5   FUND TALK: THE MANAGER'S OVERVIEW
                                    7   INVESTMENT CHANGES
                                    8   INVESTMENTS
                                    13  FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND      15  PERFORMANCE
                                    16  FUND TALK: THE MANAGER'S OVERVIEW
                                    18  INVESTMENT CHANGES
                                    19  INVESTMENTS
                                    26  FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND            28  PERFORMANCE
                                    29  FUND TALK: THE MANAGER'S OVERVIEW
                                    31  INVESTMENT CHANGES
                                    32  INVESTMENTS
                                    37  FINANCIAL STATEMENTS

OVERSEAS FUND                       39  PERFORMANCE
                                    40  FUND TALK: THE MANAGER'S OVERVIEW
                                    42  INVESTMENT CHANGES
                                    43  INVESTMENTS
                                    48  FINANCIAL STATEMENTS

WORLDWIDE FUND                      50  PERFORMANCE
                                    51  FUND TALK: THE MANAGER'S OVERVIEW
                                    53  INVESTMENT CHANGES
                                    54  INVESTMENTS
                                    57  FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       59  NOTES TO THE FINANCIAL STATEMENTS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


During the six-month period that ended April 30, 1998, some of the world's financial markets enjoyed robust growth, while others continued to unravel. Most European markets benefited from strong economies and low interest rates, while many Asian markets continued to writhe under the increasing pressures of currency devaluations, economic instability, and civil and political unrest. For the period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index returned 15.56%.
EUROPE: Most economies in Europe continued to thrive amidst an environment of relatively benign inflation and reduced interest rates, as many countries began to prepare for the advent of the European Monetary Union in January 1999. Many corporations followed the path to efficiency through restructuring and robust merger and acquisition activity. In addition, the stronger U.S. dollar made European exports more attractive. The MSCI Europe Index returned an impressive 29.24% during the period. Strong individual performers included Portugal, Spain and Italy. However, the strong U.S. dollar took back some of the gains for dollar-based investors in all European markets, except the United Kingdom.
EMERGING MARKETS: Latin American markets struggled as the economic turmoil in Southeast Asia prompted a massive sell-off of most emerging-market stocks at the beginning of the period. The Brazilian market rebounded and performed fairly well during the period after interest rates quickly fell from a high point of more than 40% in late fall 1997. However, Mexico and Venezuela - two major exporters of oil
- were victims of the plummeting price of oil at the end of 1997, which widened their trade gaps and eventually put pressure on their currencies. The MSCI Emerging Markets Free - Latin America Index returned 7.97% during the period. Southeast Asian markets - the origin of most of the volatility in emerging markets - performed poorly. The depreciation of many currencies in the region prompted central banks to dramatically raise interest rates, which had a slowing effect on the economies by making borrowing more expensive. The MSCI Far East ex-Japan Free Index fell 11.87% during the period. The Southeast Asian crisis also caused volatility in U.S. markets by introducing the threat of cheapening Asian imports.
JAPAN AND THE FAR EAST: Japan suffered from sharply falling stock prices and depreciating currencies relative to the U.S. dollar. In addition, the failure of several Japanese financial firms raised concerns about widespread corporate bankruptcies throughout the country. The Tokyo Stock Exchange Index - a gauge of the
Japanese market - was down 12.44% over the past six months. Although the Hong Kong market did suffer from the influence of currency problems in Southeast Asia at the beginning of the period, the market recovered in early 1998 and fared significantly better than other Asian markets because of its more mature and less volatile nature. The Hang Seng Index, which measures the performance of the Hong Kong stock market, dropped 0.64% during the period.
U.S. AND CANADA: Despite economic difficulties in Southeast Asia and the resulting concern that U.S. corporate earnings would slow, the U.S. stock market continued to perform well during the period. In fact, the Standard & Poor's 500 Index - a measure of the U.S. stock market - returned 22.49% during this time. Some U.S. corporations with business exposure to Asia did report disappointing earnings and their stocks were harshly punished - sometimes sending the market tumbling for a day or two. However, investors seemed to adopt a new attitude - one that overlooked short-term troubles and focused on longer-term growth - helping many of these stocks to rebound quickly. Overall, the continued strength of the U.S. economy, combined with low interest rates and low inflation, buoyed the stock market. Through the first four months of 1998, cash inflows into stock mutual funds were very strong and the Dow Jones Industrial Average closed above 9000 for the first time in April. Canada's stock market also generated healthy returns - to the point that share prices were often outpacing corporate profits, causing equity valuations to hit historic highs. In addition, Canada has improved its economy and the unemployment rate dropped from double digits a year ago to about 8.5% during the period. The Toronto Stock Exchange 300 was up 11.13% for the six-month period.
BONDS: Although bond markets couldn't keep pace with global equity markets, some bonds generated relatively strong gains. U.S.-based bonds topped most foreign bonds on the continued strength of the U.S. dollar and a backdrop of benign inflation. Convertible bonds - issues that are convertible into a fixed number of a company's common shares
- outperformed most other types of bonds, particularly government bonds, since they were more tied to the strength of regional equity markets. And, despite the turbulence created in many markets by the Southeast Asian crisis, the J.P. Morgan Emerging Markets Bond Index still managed to return 14.56% for the period. The Salomon Brothers Non-U.S. World Government Bond Index - a proxy for developed countries
- fell 1.02% for the period.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH APRIL 30, 1998.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 15.1
Row: 16, Col: 2, Value: 15.7
%
INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  PAST 5  PAST 10
APRIL 30, 1998                 MONTHS  YEAR    YEARS   YEARS

FIDELITY INTL GROWTH & INCOME  15.27%  22.48%  73.75%  154.03%

MSCI EAFE                      15.56%  19.17%  62.18%  81.79%

JP MORGAN GLOBAL GOVT BOND     1.20%   8.82%   37.84%  118.92%

INTERNATIONAL FUNDS AVERAGE    16.25%  20.89%  80.98%  168.95%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. You can also compare the fund's performance to the J.P. Morgan Global Government Bond Index - a broad measure of bond performance in developed countries including the United States. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 503 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  PAST 5  PAST 10
APRIL 30, 1998                 YEAR    YEARS   YEARS

FIDELITY INTL GROWTH & INCOME  22.48%  11.68%  9.77%

MSCI EAFE                      19.17%  10.15%  6.16%

JP MORGAN GLOBAL GOVT BOND     8.82%   6.63%   8.15%

INTERNATIONAL FUNDS AVERAGE    20.89%  12.41%  10.01%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS

             Int'l Growth & Income       MS EAFE Index (Net)
JP Global Bond Index
             00305                       MS001
JP002
  1988/04/30      10000.00                    10000.00
   10000.00
  1988/05/31       9870.80                     9679.44
    9892.49
  1988/06/30       9758.83                     9424.31
    9804.35
  1988/07/31       9758.83                     9719.98
    9728.28
  1988/08/31       9276.49                     9088.00
    9659.30
  1988/09/30       9612.40                     9485.10
    9899.96
  1988/10/31      10172.27                    10296.67
   10289.80
  1988/11/30      10353.14                    10910.00
   10380.79
  1988/12/31      10329.97                    10970.83
   10318.29
  1989/01/31      10522.73                    11163.85
   10216.19
  1989/02/28      10557.78                    11221.24
   10199.39
  1989/03/31      10557.78                    11001.01
   10113.01
  1989/04/30      10820.63                    11103.04
   10279.58
  1989/05/31      10513.97                    10499.00
   10168.43
  1989/06/30      10549.02                    10322.26
   10399.66
  1989/07/31      11547.84                    11618.46
   10813.77
  1989/08/31      11390.13                    11095.93
   10493.80
  1989/09/30      11845.74                    11601.37
   10659.78
  1989/10/31      11276.23                    11135.26
   10796.87
  1989/11/30      11696.79                    11695.02
   10892.97
  1989/12/31      12305.18                    12126.54
   11020.14
  1990/01/31      12092.41                    11675.33
   10855.73
  1990/02/28      11666.87                    10860.45
   10738.50
  1990/03/31      11658.01                     9729.05
   10672.56
  1990/04/30      11631.41                     9651.84
   10630.79
  1990/05/31      12384.97                    10753.13
   10970.71
  1990/06/30      12775.05                    10658.42
   11169.21
  1990/07/31      13369.03                    10808.55
   11497.33
  1990/08/31      12225.39                     9758.95
   11407.71
  1990/09/30      11046.30                     8398.90
   11514.43
  1990/10/31      12154.47                     9707.61
   11969.42
  1990/11/30      11879.64                     9134.97
   12180.11
  1990/12/31      11908.01                     9282.96
   12315.62
  1991/01/31      12329.37                     9583.21
   12595.00
  1991/02/28      13025.53                    10610.52
   12607.29
  1991/03/31      12558.37                     9973.55
   12189.54
  1991/04/30      12750.73                    10071.49
   12360.83
  1991/05/31      12732.41                    10176.58
   12371.44
  1991/06/30      12118.69                     9428.80
   12206.25
  1991/07/31      12540.05                     9892.05
   12464.30
  1991/08/31      12494.25                     9691.16
   12723.34
  1991/09/30      12897.29                    10237.35
   13187.27
  1991/10/31      12814.85                    10382.47
   13317.58
  1991/11/30      12457.61                     9897.77
   13534.46
  1991/12/31      12865.15                    10408.92
   14218.41
  1992/01/31      12846.60                    10186.59
   13939.92
  1992/02/29      12865.15                     9821.99
   13899.33
  1992/03/31      12447.75                     9173.58
   13770.99
  1992/04/30      12995.01                     9217.19
   13885.58
  1992/05/31      13579.37                     9834.14
   14279.93
  1992/06/30      13449.51                     9367.69
   14669.37
  1992/07/31      13013.56                     9127.94
   14992.58
  1992/08/31      13245.45                     9700.45
   15391.46
  1992/09/30      13022.84                     9508.89
   15376.52
  1992/10/31      12327.17                     9010.11
   14992.48
  1992/11/30      12299.35                     9094.90
   14726.66
  1992/12/31      12435.34                     9141.94
   14865.81
  1993/01/31      12549.34                     9140.81
   15117.87
  1993/02/28      12891.33                     9416.93
   15361.48
  1993/03/31      13850.82                    10237.76
   15597.53
  1993/04/30      14620.31                    11209.35
   15881.53
  1993/05/31      14962.31                    11446.09
   15987.46
  1993/06/30      14762.81                    11267.51
   15995.72
  1993/07/31      15256.80                    11661.92
   16002.20
  1993/08/31      16054.79                    12291.47
   16475.86
  1993/09/30      15950.29                    12014.80
   16650.09
  1993/10/31      16387.29                    12385.07
   16641.54
  1993/11/30      15826.79                    11302.48
   16520.08
  1993/12/31      16797.66                    12118.60
   16689.30
  1994/01/31      17677.22                    13143.17
   16846.73
  1994/02/28      17361.72                    13106.77
   16661.69
  1994/03/31      16434.36                    12542.24
   16585.33
  1994/04/30      16654.25                    13074.40
   16572.07
  1994/05/31      16960.19                    12999.34
   16435.08
  1994/06/30      16549.09                    13183.04
   16630.24
  1994/07/31      16826.34                    13309.82
   16786.78
  1994/08/31      16988.87                    13624.94
   16743.64
  1994/09/30      16596.89                    13195.81
   16826.39
  1994/10/31      16768.98                    13635.23
   17078.06
  1994/11/30      16252.71                    12979.92
   16863.14
  1994/12/31      16315.34                    13061.20
   16902.35
  1995/01/31      15762.61                    12559.44
   17244.23
  1995/02/28      15871.19                    12523.40
   17688.90
  1995/03/31      16779.24                    13304.50
   18588.65
  1995/04/30      17085.21                    13804.86
   18885.03
  1995/05/31      16868.07                    13640.30
   19411.86
  1995/06/30      16907.55                    13401.09
   19533.12
  1995/07/31      17904.44                    14235.39
   19625.79
  1995/08/31      17697.16                    13692.36
   19080.30
  1995/09/30      17825.47                    13959.78
   19510.22
  1995/10/31      17598.46                    13584.54
   19700.77
  1995/11/30      17864.95                    13962.51
   19920.40
  1995/12/31      18311.10                    14525.06
   20167.06
  1996/01/31      18362.10                    14584.69
   19960.10
  1996/02/29      18321.30                    14634.00
   19843.75
  1996/03/31      18627.33                    14944.77
   19813.19
  1996/04/30      19096.59                    15379.26
   19739.88
  1996/05/31      19116.99                    15096.25
   19760.03
  1996/06/30      19249.60                    15181.22
   19932.78
  1996/07/31      18800.75                    14737.51
   20299.62
  1996/08/31      19035.38                    14769.80
   20384.14
  1996/09/30      19494.43                    15162.17
   20496.46
  1996/10/31      19474.03                    15007.02
   20903.10
  1996/11/30      20443.14                    15604.12
   21201.34
  1996/12/31      20634.23                    15403.40
   21062.69
  1997/01/31      20475.91                    14867.36
   20527.31
  1997/02/28      20718.67                    15114.15
   20385.41
  1997/03/31      20718.67                    15171.59
   20230.34
  1997/04/30      20739.78                    15255.03
   20116.45
  1997/05/31      21774.13                    16250.73
   20591.19
  1997/06/30      22734.60                    17149.39
   20825.27
  1997/07/31      23315.10                    17429.28
   20748.72
  1997/08/31      21911.34                    16129.93
   20723.17
  1997/09/30      23315.10                    17035.95
   21183.26
  1997/10/31      22037.99                    15730.82
   21632.26
  1997/11/30      21953.56                    15573.51
   21372.63
  1997/12/31      22103.89                    15712.27
   21349.24
  1998/01/31      22305.85                    16433.78
   21563.66
  1998/02/28      23528.86                    17491.29
   21723.55
  1998/03/31      24785.53                    18033.17
   21560.32
  1998/04/30      25402.64                    18178.88
   21891.59
IMATRL PRASUN   SHR__CHT 19980430 19980514 111512 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $25,403 - a 154.03% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the J.P. Morgan Global Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested in each, the same $10,000 would have grown to $18,179 - a 81.79% increase and $21,892 - a 118.92% increase, respectively.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Effective May 1, 1998 - after the period covered by this report - Bill Bower became Portfolio Manager of Fidelity International Growth & Income Fund.
Q. BILL, HOW DID THE FUND PERFORM?
A. Fairly well. For the six-month and one-year periods that ended April 30, 1998, the fund posted returns of 15.27% and 22.48%, respectively. By comparison, the international funds average, as tracked by Lipper Analytical Services, was up 16.25% and 20.89% over the same two periods. Because the fund invests in both equities and bonds, we also compare it to two separate indexes to evaluate its performance. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - which measures equity returns - was up 15.56% over the six-month period and 19.17% over the one-year period. For the same two time periods, the J.P. Morgan Global Government Bond Index - which tracks the performance of government bonds in 13 developed countries including the U.S. - returned 1.20% and 8.82%, respectively.
Q. WHY DID THE FUND SLIGHTLY UNDERPERFORM ITS PEER GROUP OVER THE PAST
SIX MONTHS?
A. Because, unlike most of its peers, the fund was required to invest at least 25% of its assets in debt securities. Over the past six months, bonds dramatically underperformed equities, which did extremely well. Considering the disparity between the performance of stocks and bonds, the fact that the fund kept up with its peer group to the extent that it did indicates that the stocks and bonds the fund held performed quite well. In fact, comparing just apples to apples, the equity portion of the fund notably outperformed the EAFE index over the period. Likewise, the fund's bond holdings dramatically beat the bond index.
Q. WHY DID EQUITIES SO SIGNIFICANTLY OUTPERFORM BONDS OVER THIS MOST RECENT SIX-MONTH PERIOD?
A. There were several reasons why equities did well, and they applied mostly to the very strong European markets, where the fund was largely focused during this period. First, many European companies continued to make significant structural changes. These changes - including improving management structure and cutting costs - really paid off in company profitability over the past six months. In addition, a number of major European companies merged over the period. Lastly, European central banks took steps toward finalizing European monetary union over the period. I should emphasize that the disparity between equities and bonds wasn't a result of bonds being poor performers, but of equities - mostly those in Europe - being outstanding performers.
Q. HOW DID STEPS TAKEN TOWARD THE UPCOMING MONETARY UNION BOOST EQUITY PERFORMANCE?
A. As European countries begin to convert to one currency and one monetary policy, they are all expected to move toward the goal of one interest rate. This is expected to result in interest rates moving closer to those in Germany, where the Bundesbank attempts to keep interest rates low. This is especially good news for geographically peripheral European countries, such as Spain, Italy and Ireland, which have historically had higher interest rates than Germany and are already beginning to see the impact of monetary union. As Europe moves toward monetary union, we are beginning to see lower interest rates throughout the entire continent. Obviously, these lower rates have been a tremendous positive for equity valuations because they lower corporate borrowing costs.
Q. DESPITE A STRONG EUROPEAN EQUITY MARKET, YOU NOTED THE FUND'S BOND COMPONENT DID WELL COMPARED TO THE BONDS THAT WERE PART OF THE BOND INDEX. WHICH OF THE FUND'S BOND HOLDINGS LOOKED STRONG OVER THE PERIOD?
A. Convertible bonds - which are convertible into a fixed number of shares of a company's common stock - were the best performers and definitely outperformed government bonds. In addition, the fund's government bonds solidly beat the government bonds in the index. I attribute this to the fund's overall bond strategy of being underweighted versus the index in poor-performing Japan and overweighted in the U.K. and U.S, both of which did well.
Q. COMING BACK TO EQUITIES, WHAT WERE SOME OF THE STANDOUT PERFORMERS?
A. As I've implied, most of them were European companies. Top-10 holding Telefonica de Espana, a Spanish telephone utility that the fund has owned on and off for five years, took off over the past six months. It was helped by a very strong Spanish stock market and declining interest rates. French defense electronics company Alcatel Alsthom was another top-10 holding that skyrocketed during the period. It continued to be an excellent example of how a company can improve its profitability by restructuring. Another factor that boosted the performance of a number of the fund's top holdings - especially number-one holding, Credit Suisse, as well as Dresdner Bank and Societe Generale - was the continued success of the financial sector. This sector - which made up more than 21% of the fund at the end of the period - turned in a strong performance for several reasons.
Q. WHAT WERE THOSE REASONS?
A. First, there was a trend toward consolidation in the banking industry that gave the sector a boost. The financial sector also benefited from a decline in interest rates. That's because when interest rates drop, financial stocks usually rise. Lastly, European banks began to benefit from steps they had taken to set up mutual funds and other financial services. This began to pay off as Europeans started to realize - as Americans did several years ago - that their governments' social security systems weren't as viable as they thought and that they, as individuals, would need to take more action to save adequately for retirement.
Q. DID ANY OF THE FUND'S HOLDINGS TURN IN DISAPPOINTING RESULTS OVER
THE PERIOD?
A. Yes. One of the fund's top holdings, Honda, turned in flat performance for most of the past six months. Japan's performance in general was very disappointing because its economy remained so weak.
Q. BILL, HOW DOES THE MARKET LOOK GOING FORWARD?
A. Overall, Europe continues to look strong even though there is some risk of a market correction. In terms of Asia, it looks like there will be some inexpensive buying opportunities going forward. In Japan, the fund will continue to look for signs of change mostly at a company-specific level. However, if the government takes action to cut taxes and get the economy growing, Japan could look like a good investment area. That said, I would like to emphasize that the fund selects its equities on a stock-by-stock basis. It does not invest based on country fundamentals.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BILL BOWER ON CHANGES TO THE FUND APPROVED BY THE
FUND'S BOARD OF TRUSTEES IN MAY:
"On May 14, 1998, the fund's Board of Trustees voted to eliminate the investment policy requiring the fund to invest at least 25% of its total assets in debt securities under normal conditions. This policy change will be effective July 1, 1998. "As of July 1, Fidelity will invest a majority of the fund's assets in equity securities, with a focus on those that pay current dividends and show potential for capital appreciation. The fund can continue to invest in bonds but will not have a minimum required investment. Eliminating the minimum debt policy makes the fund's policies more similar to Fidelity's successful domestic growth and income funds.
"I should make it clear that the weak performance of bonds compared to equities over the past six months did not precipitate this policy change.
"When the minimum debt policy was adopted in 1988, foreign stocks had very low yields. So, the fund invested in stocks primarily for capital appreciation and invested in bonds to seek income. In recent years, the yields on foreign stocks have increased relative to U.S. yields. Fidelity believes that eliminating the minimum debt policy will allow the fund greater flexibility in meeting its investment objectives of capital growth and current income."
(solid bullet) Bill Bower's investment style will continue to be "bottom-up" - or focused on finding the best individual stocks - and heavily research-driven. He looks for companies that are in steady, stable businesses or that have competitive advantages in their industries. And, like the previous fund manager, he tends to have low company turnover and an investment horizon of one to three years.

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: As of April 30, 1998, more than
$1.0 billion
MANAGER: Bill Bower, since May, 1998; manager,
Fidelity Select Construction & Housing Portfolio,
1994-1996; international equity analyst,
1996-1998; joined Fidelity in 1994
(checkmark)
INTERNATIONAL GROWTH & INCOME
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 10.8%
FRANCE 10.4%
ROW: 1, COL: 1, VALUE: 10.4
ROW: 1, COL: 2, VALUE: 9.6
ROW: 1, COL: 3, VALUE: 5.4
ROW: 1, COL: 4, VALUE: 11.8
ROW: 1, COL: 5, VALUE: 4.3
ROW: 1, COL: 6, VALUE: 20.7
ROW: 1, COL: 7, VALUE: 3.2
ROW: 1, COL: 8, VALUE: 5.1
ROW: 1, COL: 9, VALUE: 18.7
ROW: 1, COL: 10, VALUE: 10.8
GERMANY 9.6%
UNITED
KINGDOM 18.7%
ITALY 5.4%
JAPAN 11.8%
SWEDEN 5.1%
SPAIN 3.2%
NETHERLANDS 4.3%
OTHER 20.7%
AS OF OCTOBER 31, 1997
FRANCE 8.7%
UNITED STATES 14.4%
ROW: 1, COL: 1, VALUE: 8.699999999999999
ROW: 1, COL: 2, VALUE: 7.8
ROW: 1, COL: 3, VALUE: 4.7
ROW: 1, COL: 4, VALUE: 15.1
ROW: 1, COL: 5, VALUE: 3.7
ROW: 1, COL: 6, VALUE: 19.3
ROW: 1, COL: 7, VALUE: 3.1
ROW: 1, COL: 8, VALUE: 4.2
ROW: 1, COL: 9, VALUE: 19.0
ROW: 1, COL: 10, VALUE: 14.4
GERMANY 7.8%
UNITED
KINGDOM 19.0%
ITALY 4.7%
JAPAN 15.1%
SWEDEN 4.2%
NETHERLANDS 3.7%
SPAIN 3.1%
OTHER 19.3%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  71.3         66.0

BONDS                   5.3          5.8

GOVERNMENT OBLIGATIONS  16.7         17.4

SHORT-TERM INVESTMENTS  6.7          10.8

TOP TEN STOCKS
                                        % OF FUND'S  % OF FUND'S
                                        INVESTMENTS  INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

CREDIT SUISSE GROUP (REG.)              1.4          0.5
(SWITZERLAND, BANKS)

NATIONALE ELF AQUITAINE                 1.3          1.2
(FRANCE, OIL & GAS)

VODAFONE GROUP PLC                      1.2          0.7
(UNITED KINGDOM, CELLULAR)

DRESDNER BANK AG ORD.                   1.2          0.4
(GERMANY, BANKS)

SOCIETE GENERALE CLASS A                1.1          0.9
(FRANCE, BANKS)

ALCATEL ALSTHOM COMPAGNIE GENERALE                   1.0
 D'ELECTRICITE SA                       1.1
(FRANCE, ELECTRICAL EQUIPMENT)

HONDA MOTOR CO. LTD.                    1.1          1.0
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

TELEFONICA DE ESPANA SA ORD.            1.1          0.7
(SPAIN, TELEPHONE SERVICES)

AKZO NOBEL NV                           1.0          0.8
(NETHERLANDS, CHEMICALS & PLASTICS)

DAIMLER-BENZ AG ORD.                    1.0          0.6
(GERMANY, AUTOS, TIRES, & ACCESSORIES)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           21.1         17.8

DURABLES                          9.4          7.4

UTILITIES                         7.9          7.5

BASIC INDUSTRIES                  7.2          6.7

NONDURABLES                       4.4          3.3

ENERGY                            3.9          4.6

CONSTRUCTION & REAL ESTATE        3.6          4.6

TECHNOLOGY                        3.4          4.3

INDUSTRIAL MACHINERY & EQUIPMENT  3.4          3.6

HEALTH                            2.8          3.7

INTERNATIONAL GROWTH & INCOME
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 70.3%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.9%
Banco de Galicia Y Buenos Aires
 SA sponsored ADR representing
 Class B shares   54,758 $ 1,341,571
Bansud SA Class B (a)  140,000  1,316,165
Telecom Argentina Class B
 sponsored ADR  80,000  2,880,000
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  91,000  3,173,625
  8,711,361
AUSTRALIA - 1.7%
Australia & New Zealand Banking
 Group Ltd.   257,500  1,791,277
Brambles Industries Ltd.   145,000  2,979,013
Fosters Brewing Group Ltd.   645,000  1,400,187
National Mutual Holdings Ltd. (f)  407,000  960,243
Normandy Mining Ltd.   1,850,000  2,056,117
QNI Ltd.   3,257,700  1,905,608
Sons of Gwalia NL  665,000  2,044,385
Telstra Corp. Ltd. (h)  451,000  1,055,259
Western Mining Holdings Ltd.   875,000  3,105,136
  17,297,225
AUSTRIA - 0.4%
KTM-Motorradholding AG (f)  15,500  1,037,790
Mayr Melnhof Karton AG  50,000  3,467,809
  4,505,599
BELGIUM - 0.2%
Credit Communal Holding/Dexia (f)  16,000  2,189,474
BRAZIL - 0.9%
Aracruz Celulose SA ADR  310,000  4,882,500
Petrobras PN (Pfd. Reg.)  15,100,000  3,829,304
  8,711,804
CANADA - 2.8%
Agrium, Inc.   1,950  30,184
Barrick Gold Corp.   105,000  2,351,759
CGI Group, Inc. Class A (sub. vtg.) (a)  122,200  3,364,674 Cinar
Films, Inc. Class B (sub. vtg.) (a)  96,000  1,844,928
Common Development
 International Ltd. (a)(f)  54,000  962,298
Domtar, Inc.   595,800  4,996,401
Hudson's Bay Co. Ord.   83,900  1,823,467
Hudson's Bay Co. (i)  146,000  1,326,392
JDS Fitel, Inc.  (a)  213,600  3,985,548
Kinross Gold Corp. (a)  530,400  2,427,842
National Bank of Canada  255,400  5,265,243
ThermicEdge Corp.   195  127
Westaim Corp.   1,946  14,415
  28,393,278
CHILE - 0.1%
Supermercados Unimarc SA
 sponsored ADR  93,400  1,009,888
DENMARK - 1.3%
Novo-Nordisk AS Class B  30,000  4,861,882
Unidanmark AS Class A  100,000  8,395,141
  13,257,023
FINLAND - 1.3%
Cultor OY Ord., Series 2  35,000  2,073,551
Finnair OY  500,000  5,135,730

 SHARES VALUE (NOTE 1)
Rauma OY  2,784 $ 52,085
UPM-Kymmene Corp.   200,000  5,997,799
  13,259,165
FRANCE - 8.7%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  62,900  11,400,625
Axa SA  60,000  7,037,129
Cap Gemini Sogeti SA  22,400  2,906,288
Christian Dior SA  15,500  2,098,596
Compagnie Generale de
 Geophysique SA (a)  15,000  2,177,922
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  35,000  7,198,272
Michelin SA (Compagnie Generale
 des Etablissements) Class B  130,000  8,182,906
Nationale Elf Aquitaine  100,000  13,107,401
Peugeot SA Ord.   50,000  8,671,817
Renault SA:
 Partners Certificates  4,700  1,912,950
 Ord. (a)  160,000  7,415,898
Societe Generale Class A  55,000  11,439,488
Total SA sponsored ADR  90,294  5,304,773
  88,854,065
GRAND CAYMAN - 0.0%
Apex Silver Mines Ltd.   82,800  967,725
GERMANY - 5.1%
Daimler-Benz AG Ord.   100,000  9,903,113
Deutsche Lufthansa AG  200,000  4,733,003
Dresdner Bank AG Ord.   210,000  11,728,381
Hoechst AG Ord.   165,000  6,668,356
Mannesmann AG Ord.   4,500  3,723,481
Merck KGAA  55,000  2,174,397
Metallgesellschaft AG Ord.   90,000  1,931,399
Pfleiderer AG  92,000  1,885,183
Philipp Holzmann AG (a)  16,500  4,942,926
Puma AG  70,000  1,695,529
Schmalbach-Lubeca AG   8,000  2,004,566
  51,390,334
HONG KONG - 1.6%
China Telecom (Hong Kong) Ltd.   1,836,000  3,545,775
Dairy Farm International Holdings Ltd.   2,767,000  3,541,760
Dah Sing Financial Holdings Ltd.   1,000,000  2,439,182
Johnson Electric Holdings Ltd.   1,336,800  4,528,748
National Mutual Asia Ltd.   3,052,000  2,442,073
Sun Hung Kai & Co. Ltd.   1,000  110
Sun Hung Kai & Co. Ltd.
 warrants 2/28/00 (a)  200  5
  16,497,653
INDONESIA - 0.4%
Astra International PT  9,500,000  1,870,313
PT Bank International Indonesia  3,096,285  212,870
PT Bank International Indonesia
 warrants 1/17/00 (a)  453,002  9,456
PT Asuransi Lippo Life (a)  2,043,000  102,150
PT Telekom  1,351,000  531,956
Sampoerna, Hanjaya Mandala  1,800,000  1,175,625
  3,902,370
IRELAND - 0.3%
Irish Life PLC  380,000  3,523,717
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ITALY - 3.1%
Assicurazioni Generali Spa  190,000 $ 5,687,031
Credito Italiano Ord.   1,500,000  7,846,546
Ericsson SPA  9,500  604,147
Istituto Bancario San Paolo  200,000  2,934,274
Telecom Italia Spa  1,122,220  8,449,099
Telecom Italia Mobile Spa  310,000  1,774,827
Toro Assicurazioni Spa Ord.  150,000  2,623,414
Unicem SPA  149,101  1,535,509
  31,454,847
JAPAN - 9.8%
Acom Co. Ltd.   95,000  4,999,435
Advantest Corp.   28,600  1,916,356
Fuji Photo Film Co. Ltd.   100,000  3,546,019
Fujitsu Ltd.   277,000  3,222,021
Hitachi Maxell Ltd.   200,000  3,794,466
Honda Motor Co. Ltd.   301,000  10,877,470
Kokusai Electric Co. Ltd.   210,000  1,778,656
Long Term Credit Bank of Japan Ltd. (The)  1,439,000  2,350,935
Mabuchi Motor Co.   40,000  2,306,795
Matsushita Electric Industrial Co. Ltd.   371,000  5,921,475
Minebea Co. Ltd.   418,000  4,657,557
Mitsubishi Estate Co. Ltd.   147,000  1,416,601
Nintendo Co. Ltd. Ord.   28,600  2,613,996
Nitto Denko Corp.   200,000  3,041,596
Nomura Securities Co. Ltd.   150,000  1,823,828
Omron Corp.   100,000  1,562,206
Orix Corp.   47,900  3,299,718
Ricoh Co. Ltd. Ord.   250,000  2,580,463
Sakura Bank Ltd.   452,000  1,548,353
Sakura Finance Bermuda Trust:
 sponsored ADR (f)  35  1,493,367
 unit (Reg.)  22  872,050
Sankyo Co. Ltd.   191,000  4,716,582
Shin-Etsu Chemical Co. Ltd.   2,000  38,848
Shin-Etsu Chemical Co. Ltd.
 warrants 8/15/00 (a)  280  437,500
Sony Corp.   100,000  8,495,348
Sumitomo Realty & Development Co. Ltd.   260,000  1,242,989
Takeda Chemical Industries Ltd.   235,000  6,687,747
Takefuji Corp.   43,000  2,249,953
THK Co. Ltd.   45,000  430,265
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  203,000  2,200,790
Tokyo Electron Ltd.   50,000  1,957,463
Uni Charm Corp. Ord.   121,000  4,554,865
Yasuda Trust & Banking  1,057,000  1,408,537
  100,044,250
MALAYSIA - 0.2%
Arab Malaysian Corp. BHD  320,000  123,456
AMMB Holdings BHD  98,000  99,247
Berjaya Sports Toto BHD  700,000  1,659,746
Tenega Nasional BHD  1,000  1,996
  1,884,445
MEXICO - 1.1%
Consorcio G Grupo Dina SA de CV
 sponsored ADR (a)  432,900  2,245,669
DESC (Sociedad de Fomento
 Industrial SA) Class B  209,000  1,452,073
Grupo Financiero Bancomer Class B  7,200,000  4,968,441
Grupo Financiero Inbursa SA Class B  979,000  2,985,881
  11,652,064

 SHARES VALUE (NOTE 1)
NETHERLANDS - 3.3%
AKZO Nobel NV  50,300 $ 10,224,690
EVC International NV  30,000  586,082
ING Groep NV  100,000  6,464,217
Koninklijke KNP BT NV  90,000  2,470,449
Royal Dutch Petroleum Co. Ord.   90,000  5,090,624
Royal Ptt Nederland NV  80,000  4,130,768
Unilever NV Ord.   58,000  4,125,031
  33,091,861
NORWAY - 0.7%
Det Sondenfjelds-Norske
 Dampskibselskab, Class A  120,000  2,957,209
Smedvig AS:
 Series A  76,800  1,625,179
 Series B  19,200  385,723
SAS Norske ASA Shares B  150,000  2,501,172
  7,469,283
PERU - 0.3%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  175,000  2,712,500
PHILIPPINES - 0.0%
Empire East Land, Inc. (a)  1,668,500  25,701
Guoco Holdings Philippines, Inc.   645,000  16,986
  42,687
PORTUGAL - 0.8%
Electricidade de Portugal SA  147,000  3,832,908
Portugal Telecom SA  85,000  4,564,208
  8,397,116
RUSSIA - 0.3%
Vimpel Communications
 sponsored ADR (a)  65,700  3,547,800
SINGAPORE - 0.2%
Keppel Bank  1,200,000  1,561,099
Kim Engineering Holdings Ltd.   20,000  7,326
  1,568,425
SOUTH AFRICA - 0.4%
Anglo American Corp. of South
 Africa Ltd. (Reg.)  50,000  2,958,346
Sasol, Ltd.   112,100  1,131,315
  4,089,661
SPAIN - 3.2%
Banco Bilbao Vizcaya SA Ord. (Reg.)  105,000  5,397,856
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  120,000  4,705,419
Dragados y Construcciones SA  225,000  7,288,286
Telefonica de Espana SA Ord.   260,000  10,842,923
Vallehermoso SA  100,000  3,868,726
  32,103,210
SWEDEN - 4.2%
Astra AB Class A Free shares  315,000  6,457,914
Ericsson (L.M.) Telephone Co. Class B  25,000  1,285,788
Electrolux AB  50,000  4,641,807
Mo Och Domsjoe AB Class B  200,000  6,189,076
Nordbanken Holding AB  520,000  3,821,755
Svenska Cellulosa AB (SCA)
 Class B Ord.   90,000  2,587,808
Svenska Handelsbanken  150,000  6,788,643
Swedish Match Co.   890,000  3,075,455
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Volvo AB:
 Class B  199,500 $ 5,934,436
 ADR Class B  50,000  1,487,500
  42,270,182
SWITZERLAND - 2.5%
Credit Suisse Group (Reg.)  63,400  13,935,922
Nestle SA (Reg.)  2,400  4,651,968
SIG AG (Reg.)  5,000  4,156,398
Sulzer AG (Reg.)  3,500  2,506,161
  25,250,449
UNITED KINGDOM - 14.2%
Albright & Wilson PLC  1,525,000  4,433,468
BBA Group PLC  450,000  3,695,392
Bank of Scotland  465,000  5,710,377
Berkeley Group PLC  265,000  3,404,840
Biocompatibles International
 PLC Class L (a)  125,000  317,452
British Petroleum PLC Ord.   3,268  51,571
British Borneo Petroleum  275,000  1,596,658
British Telecommunications PLC Ord.   430,000  4,662,702
Cable & Wireless PLC Ord.   505,000  5,779,715
Cadbury-Schweppes PLC Ord.   175,000  2,549,641
Carlton Communications PLC  700,000  6,262,994
Commercial Union PLC  260,000  4,861,026
De la Rue PLC  300,000  1,436,053
Diageo PLC  337,816  4,018,692
Dixons Group PLC  370,000  3,529,899
English China Clay PLC  600,000  2,471,113
General Electric PLC Class L  670,000  5,541,208
Greenalls Group PLC   300,000  2,420,989
HSBC Holdings PLC Ord.   100,000  3,152,800
Iceland Group PLC  2,099,900  7,806,441
Inchcape PLC Ord.   650,600  2,432,213
Ladbroke Group PLC Ord.   998,983  5,487,169
Legal & General Group Ltd. Ord.   550,000  6,588,800
Lloyds TSB Group PLC  115,000  1,720,632
National Westminster Bank PLC Ord.   340,000  6,799,822
Pearson, PLC   236,000  3,694,673
Pilkington PLC Ord.   2,300,000  4,822,764
RMC Industries, Inc.   225,000  3,947,265
Rio Tinto PLC (Reg.)  335,000  4,805,179
Royal & Sun Alliance Insurance
 Group PLC  478,209  5,337,264
Sedgwick Group PLC  850,000  2,187,077
Tarmac PLC  2,500,000  4,834,878
Tomkins PLC Ord.   700,000  4,116,851
United Biscuits Holdings PLC Class L  500,000  2,071,792
Vodafone Group PLC  1,080,000  11,819,239
  144,368,649
UNITED STATES OF AMERICA - 0.3%
Getchell Gold Corp. (a)  110,000  2,708,750
TOTAL COMMON STOCKS
 (Cost $528,089,673)   715,126,860
PREFERRED STOCKS - 1.0%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.2%
JAPAN - 0.1%
AJL participating trust $1.44 PEPS  117,100 $ 1,061,219
UNITED KINGDOM - 0.1%
Iceland Group PLC 5 1/2%  400,000  1,161,206
TOTAL CONVERTIBLE PREFERRED STOCKS   2,222,425
NONCONVERTIBLE PREFERRED STOCKS - 0.8%
ITALY - 0.8%
Italmobiliare Spa  90,000  1,665,292
Telecom Italia Spa  1,195,000  6,296,252
  7,961,544
TOTAL PREFERRED STOCKS
 (Cost $7,071,904)   10,183,969
CORPORATE BONDS - 5.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (E) AMOUNT (C)
CONVERTIBLE BONDS - 4.5%
CHINA (PEOPLES REPUBLIC) - 0.1%
Qingling Motors Ltd.
 3 1/2%, 1/22/02 (f) - $ 1,800,000  1,368,000
HONG KONG - 0.3%
Cosco Treasury Co. Ltd.
 1%, 3/13/03 (f) -  698,000  636,053
Shanghai Investment Holdings Ltd.
 1%, 6/12/02 (f) -  2,000,000  1,925,000
  2,561,053
INDONESIA - 0.2%
APP Global Finance Ltd.
 2%, 7/25/00 (Reg.) -  2,250,000  2,328,750
JAPAN - 1.6%
Asahi Breweries Ltd
 6.40%, 10/16/98 - JPY 306,000,000  3,593,902
Hitachi Ltd. 1.70%, 3/29/02 Aa2 JPY 159,000,000  1,352,682
MBL International Finance
 of Bermuda 3%, 11/30/02 Aa2  3,830,000  3,916,175
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02 - JPY 81,000,000  795,822
STB CayMan Capital Ltd.
 1/2%, 10/1/07 (f) Baa2 JPY 235,000,000  1,530,397
Sony Corp. 0.15%, 3/30/01 Aa3 JPY 100,000,000  1,277,621
Sumitomo Bank International
 Finance NV:
 3/4%, 5/31/01 (Reg.) A2 JPY 123,000,000  951,496
 3/4%, 5/31/01 (f) A2 JPY 62,000,000  479,616
Takeda Chemical Industries Ltd.
 1.90%, 9/30/98 - JPY 200,000,000  2,589,874
  16,487,585
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
CONVERTIBLE BONDS - CONTINUED
MEXICO - 0.2%
Alfa SA de CV 8%, 9/15/00 (f) - $ 1,900,000 $ 2,265,750
NETHERLANDS - 1.0%
Bilbao Vizcaya Investments
 3 1/2%, 7/12/06 Aa3  2,500,000  7,925,000
Volkswagen AG
 3%, 1/24/02 (f) A1  1,100,000  1,732,500
  9,657,500
SWITZERLAND - 0.3%
Sandoz Capital BVI Ltd.
 2%, 10/6/02 -  2,200,000  3,388,000
THAILAND - 0.2%
Bangkok Bank PCL euro
 3 1/4%, 3/3/04 (f) -  3,830,000  1,742,650
UNITED STATES OF AMERICA - 0.6%
Global TeleSystems Group, Inc.
 8 3/4%, 6/30/00 (f) -  3,000,000  6,382,500
TOTAL CONVERTIBLE BONDS   46,181,788
NONCONVERTIBLE BONDS - 0.8%
JAPAN - 0.3%
Sony Corp. 1.40%, 3/31/05 Aa3 JPY 220,000,000  2,381,781
LUXEMBOURG - 0.5%
Daimler-Benz Capital AG
 4 1/8%, 7/5/03 unit A1 DEM 5,750,000  5,402,932

TOTAL NONCONVERTIBLE BONDS   7,784,713
TOTAL CORPORATE BONDS
 (Cost $47,033,332)   53,966,501
GOVERNMENT OBLIGATIONS (G) - 16.7%
DENMARK - 0.5%
Danish Kingdom Bullet
 8%, 5 /15/03 Aaa DKK 29,000,000  4,795,509
FRANCE - 1.7%
French Government:
 4 3/4%, 4/12/99 Aaa FRF 20,000,000  3,347,454
 6 3/4%, 10/25/04 Aaa FRF 50,000,000  9,191,793
 OAT 7 1/4%, 4/25/06 Aaa FRF 25,000,000  4,788,188
  17,327,435
GERMANY - 4.5%
German Federal Republic:
 5 3/4%, 8/22/00 Aaa DEM 17,000,000  9,767,025
 6%, 1/4/07 Aaa DEM 25,000,000  14,892,255
 6 1/4%, 1/4/24 Aaa DEM 5,500,000  3,373,991
Treuhandanstalt
 6 5/8%, 7/9/03 Aaa DEM 30,000,000  18,161,364
  46,194,635

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (E) AMOUNT (C) (NOTE 1)
ITALY - 1.5%
Italian Government
 12%, 9/1/01 (d) Aa3 ITL 22,000,000 $ 15,070,462
SWEDEN - 0.9%
Swedish Government
 13%, 6/15/01 Aa1 SEK 60,000,000  9,478,261
UNITED KINGDOM - 4.4%
United Kingdom, Great Britain
 & Northern Ireland:
  9 3/4%, 8/27/02 Aaa GBP 9,500,000  18,027,798
  9%, 7/12/11 Aaa GBP 4,000,000  8,597,830
  9%, 8/6/12 Aaa GBP 8,200,000  17,803,234
  44,428,862
UNITED STATES OF AMERICA - 3.2%
U.S. Treasury Obligations:
 7 3/4%, 12/31/99 Aaa  22,000,000  22,746,020
 6 5/8% 5/15/07 Aaa  3,000,000  3,180,930
 6 7/8%, 8/15/25 Aaa  6,000,000  6,668,460
  32,595,410
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $166,602,261)   169,890,574
CASH EQUIVALENTS - 6.7%
 SHARES
Taxable Central Cash Fund
 (Cost $67,882,960) (b)  67,882,960 67,882,960
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $816,680,130)  $1,017,050,864
SECURITY TYPE ABBREVIATIONS
PEPS - Participating Equity Preferred
  Shares/Premium Exchangeable
  Participating Shares
CURRENCY ABBREVIATIONS
AUD - Australian dollar
CAD - Canadian dollar
DKK - Danish krone
FRF - French franc
DEM - German deutsche mark
GBP - British pound
ITL - Italian lira
JPY - Japanese yen
SEK - Swedish krona
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,705,638 or 2.4% of net assets.
(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(h) Purchased on installment basis. Market value reflects only those payments made through 11/17/97. The remaining installment aggregating AUD 608,850 is due on 11/17/98.
(i) Purchased on installment basis. Market value reflects only those payments made through 9/26/97. The remaining installment aggregating CAD 2,737,500 is due on 10/2/98.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $326,374,168 and $441,933,552, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,392 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 19.2% AAA, AA, A 18.3%
Baa        0.2% BBB         0.3%
Ba         0.0% BB          0.0%
B          0.0% B           0.0%
Caa        0.0% CCC         0.0%
Ca, C      0.0% CC, C       0.0%
                D           0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 2.7%.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries    7.2%
Cash Equivalents   6.7
Construction & Real Estate    3.6
Durables    9.4
Energy    3.9
Finance    21.1
Government Obligations   16.7
Health    2.8
Holding Companies    0.3
Industrial Machinery & Equipment    3.4
Media & Leisure   2.2
Nondurables   4.4
Precious Metals   2.1
Retail & Wholesale   2.2
Services    0.8
Technology    3.4
Transportation   1.9
Utilities   7.9
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $816,810,182. Net unrealized appreciation aggregated $200,240,682, of which $234,347,662 related to appreciated investment securities and $34,106,980 related to depreciated investment securities.
INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                           $ 1,017,050,864
(COST $816,680,130) - SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                               471,072

RECEIVABLE FOR FUND SHARES SOLD                                                               5,811,381

DIVIDENDS RECEIVABLE                                                                          3,799,921

INTEREST RECEIVABLE                                                                           5,514,940

OTHER RECEIVABLES                                                                             9,626

 TOTAL ASSETS                                                                                 1,032,657,804

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                $ 429

PAYABLE FOR FUND SHARES REDEEMED                                                  5,553,859

ACCRUED MANAGEMENT FEE                                                            626,655

OTHER PAYABLES AND                                                                521,064
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                            6,702,007

NET ASSETS                                                                                   $ 1,025,955,797

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                              $ 790,995,447

UNDISTRIBUTED NET INVESTMENT INCOME                                                           4,992,233

ACCUMULATED UNDISTRIBUTED                                                                     29,724,950
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                     200,243,167
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 45,318,412                                                                   $ 1,025,955,797
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                               $22.64
AND REDEMPTION PRICE PER SHARE ($1,025,955,797 (DIVIDED BY) 45,318,412 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 7,621,750
DIVIDENDS

INTEREST                                                                         8,966,656

                                                                                 16,588,406

LESS FOREIGN TAXES WITHHELD                                                      (749,508)

 TOTAL INCOME                                                                    15,838,898

EXPENSES

MANAGEMENT FEE                                                    $ 3,770,855

TRANSFER AGENT FEES                                                1,413,123

ACCOUNTING FEES AND EXPENSES                                       289,655

NON-INTERESTED TRUSTEES' COMPENSATION                              1,852

CUSTODIAN FEES AND EXPENSES                                        317,945

REGISTRATION FEES                                                  56,262

AUDIT                                                              28,438

LEGAL                                                              3,041

REPORTS TO SHAREHOLDERS                                            73,645

MISCELLANEOUS                                                      19,440

 TOTAL EXPENSES BEFORE REDUCTIONS                                  5,974,256

 EXPENSE REDUCTIONS                                                (124,841)     5,849,415

NET INVESTMENT INCOME                                                            9,989,483

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             29,995,805

 FOREIGN CURRENCY TRANSACTIONS                                     25,386        30,021,191

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             105,019,687

 ASSETS AND LIABILITIES IN                                         (221,431)     104,798,256
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  134,819,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 144,808,930

OTHER INFORMATION                                                               $ 82,178
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                               663

 TRANSFER AGENT CREDITS                                                          42,000

                                                                                $ 124,841


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                    SIX MONTHS ENDED  YEAR ENDED
                                                                                     APRIL 30, 1998    OCTOBER 31,
                                                                                     (UNAUDITED)       1997




OPERATIONS                                                                            $ 9,989,483      $ 25,418,358
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                 30,021,191      73,243,116

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    104,798,256      33,690,453

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         144,808,930      132,351,927

DISTRIBUTIONS TO SHAREHOLDERS                                                            (18,064,435)     (15,358,151)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                  (42,969,496)     (19,594,396)

 TOTAL DISTRIBUTIONS                                                                     (61,033,931)     (34,952,547)

SHARE TRANSACTIONS                                                                       601,289,282      1,459,910,318
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                            59,413,586       34,047,249

 COST OF SHARES REDEEMED                                                                (785,691,098)    (1,531,263,569)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 (124,988,230)    (37,306,002)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 (41,213,231)     60,093,378

NET ASSETS

 BEGINNING OF PERIOD                                                                     1,067,169,028    1,007,075,650

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $4,992,233 AND
$22,266,921, RESPECTIVELY)                                                               $ 1,025,955,797  $ 1,067,169,028

OTHER INFORMATION
SHARES

 SOLD                                                                                    29,225,207       70,794,239

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  2,997,659        1,787,246

 REDEEMED                                                                                (38,024,665)     (74,210,657)

 NET INCREASE (DECREASE)                                                                  (5,801,799)      (1,629,172)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED             YEARS ENDED OCTOBER 31,
                                       APRIL 30, 1998

SELECTED PER-SHARE DATA                (UNAUDITED)        1997          1996        1995       1994         1993

NET ASSET VALUE, BEGINNING OF PERIOD   $ 20.88            $ 19.09       $ 17.83     $ 17.54    $ 17.25      $ 13.29

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                 .20 D              .48 D, I      .54         .54        .38 D        .14 D

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                                  2.81               1.97         1.32        .28        .02          4.14

 TOTAL FROM INVESTMENT OPERATIONS       3.01               2.45         1.86        .82        .40          4.28

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME            (.37)               (.29)        (.60)       (.21)      (.03)        (.31)

 FROM NET REALIZED GAIN                (.88)               (.37)        -           (.32)      (.05)        (.01) F

 IN EXCESS OF NET REALIZED GAIN        -                    -           -            -         (.03)        -

 TOTAL DISTRIBUTIONS                   (1.25)              (.66)        (.60)       (.53)      (.11)        (.32)

NET ASSET VALUE, END OF PERIOD         $ 22.64             $ 20.88      $ 19.09     $ 17.83    $ 17.54      $ 17.25

TOTAL RETURN B, C                      15.27%              13.17%       10.66%      4.95%      2.33%        32.94% E

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)$ 1,025,956         $ 1,067,169  $ 1,007,076 $ 903,235  $ 1,367,938  $ 1,002,847

RATIO OF EXPENSES TO AVERAGE NET ASSETS 1.20% A            1.17%        1.16%       1.18%      1.21%        1.52%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER                                   1.17% A, G         1.15% G      1.14% G     1.18%      1.21%        1.52%
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                      2.01% A            2.33%        2.76%       2.98%      2.16%        .87%

PORTFOLIO TURNOVER RATE                 71% A              70%          95%         141%       173%         24%

AVERAGE COMMISSION RATE H               $ .0032            $ .0068      $ .0065

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS
SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E TOTAL RETURN DOES
NOT INCLUDE ONE TIME SALES CHARGE. F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED
TRANSACTIONS TAXABLE AS ORDINARY INCOME. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS
 BEGINNING
ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
 WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.  I INVESTMENT INCOME PER
 SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.



DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  PAST 5   LIFE OF
APRIL 30, 1998               MONTHS  YEAR    YEARS    FUND

FIDELITY DIVERSIFIED         17.80%  29.01%  113.89%  125.06%
 INTERNATIONAL

MSCI GDP-WTD EAFE            20.46%  25.72%  78.25%   100.57%

INTERNATIONAL FUNDS AVERAGE  16.25%  20.89%  80.98%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 27, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 503 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  PAST 5  LIFE OF
APRIL 30, 1998                      YEAR    YEARS   FUND

FIDELITY DIVERSIFIED INTERNATIONAL  29.01%  16.42%  13.64%

MSCI GDP-WTD EAFE                   25.72%  12.26%  11.59%

INTERNATIONAL FUNDS AVERAGE         20.89%  12.41%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Diversified International   MS GDP-Wtd. EAFE (Net)
             00325                       MS005
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10196.19
  1992/01/31       9860.00                    10109.92
  1992/02/29       9680.00                     9972.49
  1992/03/31       9140.00                     9481.13
  1992/04/30       9240.00                     9563.81
  1992/05/31       9750.00                    10126.93
  1992/06/30       9540.00                     9797.41
  1992/07/31       9190.00                     9450.48
  1992/08/31       9350.00                     9920.65
  1992/09/30       9140.00                     9556.68
  1992/10/31       8460.00                     9168.72
  1992/11/30       8460.00                     9213.47
  1992/12/31       8671.06                     9211.91
  1993/01/31       8873.42                     9318.58
  1993/02/28       9176.96                     9644.58
  1993/03/31       9915.57                    10303.18
  1993/04/30      10522.64                    11252.11
  1993/05/31      10785.71                    11427.99
  1993/06/30      10482.17                    11230.18
  1993/07/31      10805.94                    11568.15
  1993/08/31      11362.43                    12415.92
  1993/09/30      11210.66                    12155.45
  1993/10/31      11453.49                    12489.74
  1993/11/30      11028.54                    11494.70
  1993/12/31      11850.64                    12303.22
  1994/01/31      12739.44                    13243.97
  1994/02/28      12484.04                    13171.27
  1994/03/31      12085.61                    12982.15
  1994/04/30      12320.58                    13637.94
  1994/05/31      12300.15                    13324.95
  1994/06/30      12136.69                    13319.05
  1994/07/31      12555.55                    13628.32
  1994/08/31      12872.25                    13859.17
  1994/09/30      12504.47                    13371.97
  1994/10/31      12729.22                    13778.34
  1994/11/30      12044.75                    13164.27
  1994/12/31      11979.79                    13264.12
  1995/01/31      11428.51                    12924.34
  1995/02/28      11566.33                    12909.67
  1995/03/31      12128.21                    13494.32
  1995/04/30      12509.87                    14097.55
  1995/05/31      12615.88                    13961.27
  1995/06/30      12806.71                    13805.48
  1995/07/31      13633.63                    14707.85
  1995/08/31      13421.60                    14093.61
  1995/09/30      13676.04                    14260.84
  1995/10/31      13495.81                    13847.46
  1995/11/30      13633.63                    14139.27
  1995/12/31      14132.55                    14744.32
  1996/01/31      14555.74                    14931.68
  1996/02/29      14566.88                    14976.23
  1996/03/31      14856.44                    15174.76
  1996/04/30      15391.00                    15647.33
  1996/05/31      15546.91                    15416.27
  1996/06/30      15691.69                    15537.25
  1996/07/31      15190.54                    15091.25
  1996/08/31      15446.68                    15082.83
  1996/09/30      15914.43                    15497.62
  1996/10/31      16014.66                    15327.98
  1996/11/30      16905.60                    15982.90
  1996/12/31      16961.57                    15869.12
  1997/01/31      17076.88                    15573.96
  1997/02/28      17365.14                    15686.25
  1997/03/31      17388.20                    15988.99
  1997/04/30      17445.86                    15953.65
  1997/05/31      18541.27                    16789.15
  1997/06/30      19486.78                    17792.30
  1997/07/31      20040.25                    18188.00
  1997/08/31      18852.59                    16886.29
  1997/09/30      20155.56                    17974.61
  1997/10/31      19106.27                    16651.14
  1997/11/30      18944.84                    16586.70
  1997/12/31      19289.47                    16831.02
  1998/01/31      19851.53                    17709.76
  1998/02/28      20891.95                    18731.79
  1998/03/31      21860.61                    19756.23
  1998/04/30      22506.38                    20057.32
IMATRL PRASUN   SHR__CHT 19980430 19980506 114243 R00000000000080
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $22,506 - a 125.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,057 - a 100.57% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Greg Fraser, Portfolio Manager of
Fidelity Diversified International Fund
Q. HOW DID THE FUND PERFORM, GREG?
A. For the six-month and one-year periods that ended April 30, 1998, the fund returned 17.80% and 29.01%, respectively. For the same time periods, the Morgan Stanley Capital International GDP-Weighted EAFE Index - a broad measure of stock performance in Europe, Australia and the Far East - was up 20.46% and 25.72%, respectively, while the international funds average was up 16.25% for the past six months and 20.89% for the past year, according to Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX OVER THE PAST SIX MONTHS BUT OUTPERFORM IT OVER THE 12-MONTH PERIOD?
A. Over the past six months, I think the fund was hurt somewhat versus the index because it was underweighted in the extremely well-performing Italian market. However, over the past 12 months, it appears that strong stock selection in a variety of markets - especially the very well-performing European markets - boosted the fund's performance. In addition, certain country weightings contributed meaningfully to the fund's performance over the 12-month period. A notable example was the fund's weighting in the poorly performing Japanese market. In that market, the fund benefited from a position that was significantly underweight versus the index.
Q. WHAT WERE SOME OF THE EUROPEAN STOCKS THAT PERFORMED WELL OVER THE PAST SIX MONTHS?
A. Over that period, many European equities benefited from several economic trends, including lower interest rates, improving economies and beneficial corporate restructuring moves. Some of the best examples were companies that were added to the fund's top-10 holdings over the period. Netherlands'-based consumer electronics company Philips Electronics continued to benefit from corporate restructuring. Telefonica de Espana - a Spanish telephone company that was up dramatically over the period - was boosted by a very favorable market environment that was sparked by decreasing interest rates in Spain. In addition, Credit Suisse and Societe Generale, two large European banks, benefited from an upturn in the banking sector. The financial sector - which made up about 30% of the fund at the end of the period
- benefited from an increase in consolidation and the overall decline in European interest rates.
Q. IT SEEMS LIKE THERE WAS A FAIR AMOUNT OF CHANGE IN THE FUND'S TOP-10 HOLDINGS OVER THE PAST SIX MONTHS. WHY WAS THAT?
A. There are several important things to consider when you look at the fund's top-10 holdings. First, the computer models that help me to manage the fund rate over 6,000 stocks continuously, so there are a lot of good stocks to choose from in terms of top holdings. Second, as the fund grows, new money is generally added to the most attractive names, and this can cause the fund's weighting in those stocks to increase dramatically. It also means that stocks can sometimes be bumped out of the top 10 even though they remain key holdings for the fund.
Q. THERE HAS BEEN A LOT OF PRESS COVERAGE ABOUT MONETARY UNION IN EUROPE. HOW WILL MONETARY UNION AFFECT THE FUND'S EUROPEAN HOLDINGS?
A. As shareholders may be aware, many countries in Europe are attempting to adopt a common regional currency - the euro - in place of national currencies. This is a rather complicated topic, and the full ramifications of it are difficult to predict. If the monetary union works as planned, transaction costs for European companies will probably decline, and some European companies will become even more globally competitive. However, there very well could be some unforeseen glitches that - at least temporarily - could cause sharp drops in some stock prices.
Q. THE U.S. DOLLAR CONTINUED TO BE QUITE STRONG AGAINST SEVERAL MAJOR WORLD CURRENCIES DURING MUCH OF THIS PERIOD. HOW DID THAT IMPACT THE FUND?
A. The fund owns securities that are priced in non-dollar currencies. Thus, a Japanese stock priced in yen will be worth fewer dollars if the dollar rises against the yen. It's possible to sell foreign currencies and remove some of this risk; this process is called hedging. As long-term shareholders know, the fund generally does not hedge currency. So, it's fair to say that, relative to international funds that do hedge, the fund will find a strong-dollar environment more challenging. Over the six-month period, the strong dollar continued to hold back the fund's dollar-based performance relative to funds that hedged, but strong local market returns resulted in satisfactory absolute returns.
Q. WHY DOESN'T THE FUND HEDGE ITS CURRENCY EXPOSURE?
A. There can be at least a modest cost to hedging, so some returns may be lost if a fund consistently hedges currency. Also, if the international portion of an investor's portfolio aims to provide diversification for a primarily U.S.-based portfolio, it may make sense philosophically to have some non-dollar exposure as well. That's because the dollar may do poorly when U.S. asset prices underperform.
Q. WHICH HOLDINGS WERE DISAPPOINTING FOR THE FUND OVER THE PERIOD?
A. The stocks that I considered disappointments were primarily in Japan. Generally, smaller and non-export companies there performed quite poorly through the end of 1997, and then rallied sharply in January - a burst of performance that proved short-lived. However, as I noted in the last report to shareholders, many of these companies are extremely attractively priced, so some patience is required. One other notable disappointment was Peregrine Investments in Hong Kong. This company went bankrupt after making a large loan to an Indonesian company. While I had been reducing the fund's position in this stock, I still held some of it when Peregrine went bankrupt.
Q. GREG, WHAT'S THE OUTLOOK FOR THE FUND?
A. Many markets around the world performed impressively through the end of the period. Because of this strong performance, the valuations of many stocks are increasingly less attractive than they were several years ago. As I mentioned earlier, offsetting these less attractive valuations - at least for many European companies - are lower interest rates, improving economies and beneficial corporate restructuring moves. In Asia, and especially Japan, valuations have become much more reasonable, but the restructuring activities that have contributed to the success of American and European stocks are largely missing. Overall, then, it's a mixed bag: Stocks that have done well tend to be fully priced while stocks that are reasonably valued have debatable business prospects. As in past reports, I want to remind shareholders that investing in foreign equities entails substantial risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GREG FRASER ADDRESSES SOME COMMONLY ASKED
SHAREHOLDER QUESTIONS:
"A shareholder who noticed during the fall of 1997 that international markets moved mostly in sync with the U.S.
market on the big down days wrote to ask if international diversification still had any value, since it seemed world market movements had become highly correlated.
"It does seem to be true that markets have become more closely correlated for short periods of time. So, on a day-to-day basis, the benefits of international diversification may have declined. However, over longer periods, markets can certainly diverge.
"Witness the performance of the Japanese market, which has largely sat out the historic bull market of the 1990s.
At some future point, though, the Japanese market may provide positive returns for a sustained period of time, even as other markets falter. The bottom line is that there are probably still some diversification benefits to U.S. holders of international assets.
"I also heard from another shareholder who questioned the wisdom of owning securities in a country that he felt was particularly unstable. I'd like to make a couple of points about that statement. First, virtually every country appears to be politically less stable than the United States. When investing in international securities, investors need to appreciate and accept this basic fact. Second, even when countries' governments falter, sometimes the securities in those countries can do quite well. Third, if the price of a security is low enough - in relation to the value - the expected return can be high enough to justify the risk.
"To sum up, various risks are an integral part of international investing; however, the fund tries hard to keep risks at acceptable levels."

FUND FACTS
GOAL: long-term growth of capital by investing
mainly in foreign equity securities that are
determined, mainly through both quantitative
and fundamental analysis, to be undervalued
compared to others in their industries and
countries
FUND NUMBER: 325
TRADING SYMBOL: FDIVX
START DATE: December 27, 1991
SIZE: as of April 30, 1998, more than
$2.0 billion
MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Defense and Aerospace Portfolio,
1989-1990; Fidelity Select Environmental
Services Portfolio, 1991; joined Fidelity in
1986
(checkmark)
DIVERSIFIED INTERNATIONAL
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
CANADA 5.4%
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 5.4
ROW: 1, COL: 2, VALUE: 9.1
ROW: 1, COL: 3, VALUE: 6.6
ROW: 1, COL: 4, VALUE: 11.1
ROW: 1, COL: 5, VALUE: 8.300000000000001
ROW: 1, COL: 6, VALUE: 30.7
ROW: 1, COL: 7, VALUE: 5.0
ROW: 1, COL: 8, VALUE: 7.3
ROW: 1, COL: 9, VALUE: 10.8
ROW: 1, COL: 10, VALUE: 5.7
UNITED
KINGDOM 10.8%
FRANCE 9.1%
SWITZERLAND 7.3%
GERMANY 6.6%
JAPAN 11.1%
SWEDEN 5.0%
NETHERLANDS 8.3%
OTHER 30.7%
AS OF OCTOBER 31, 1997
CANADA 8.4%
UNITED STATES 11.1%
ROW: 1, COL: 1, VALUE: 11.1
ROW: 1, COL: 2, VALUE: 10.1
ROW: 1, COL: 3, VALUE: 4.7
ROW: 1, COL: 4, VALUE: 4.3
ROW: 1, COL: 5, VALUE: 29.9
ROW: 1, COL: 6, VALUE: 4.6
ROW: 1, COL: 7, VALUE: 14.4
ROW: 1, COL: 8, VALUE: 4.5
ROW: 1, COL: 9, VALUE: 8.0
ROW: 1, COL: 10, VALUE: 8.4
FRANCE 8.0%
UNITED
KINGDOM 10.1%
GERMANY 4.5%
SWITZERLAND 4.7%
SWEDEN 4.3%
JAPAN 14.4%
OTHER 29.9%
NETHERLANDS 4.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS AND CLOSED-END   94.5         90.0
 INVESTMENT COMPANIES

BONDS                   1.1          0.5

SHORT-TERM INVESTMENTS  4.4          9.5

TOP TEN STOCKS
                                         % OF FUND'S  % OF FUND'S
                                         INVESTMENTS  INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

NOVARTIS AG (REG.)                       1.6          1.5
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

NESTLE SA (REG.)                         1.4          0.8
(SWITZERLAND, FOODS)

CREDIT SUISSE GROUP (REG.)               1.4          0.8
(SWITZERLAND, BANKS)

PHILIPS ELECTRONICS NV (BEARER)          1.3          0.3
(NETHERLANDS, ELECTRICAL EQUIPMENT)

ING GROEP NV                             1.3          0.3
(NETHERLANDS, INSURANCE)

TELEFONICA DE ESPANA SA SPONSORED ADR    1.3          0.3
(SPAIN, TELEPHONE SERVICES)

SHELL TRANPORT & TRADING CO. PLC (REG.)  1.2          1.2
(UNITED KINGDOM, OIL & GAS)

AKZO NOBEL NV                            1.2          0.7
(NETHERLANDS, CHEMICALS & PLASTICS)

SOCIETE GENERALE CLASS A                 1.0          0.7
(FRANCE, BANKS)

UNILEVER NV ADR                          1.0          0.9
(NETHERLANDS, HOUSEHOLD PRODUCTS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           31.1         28.5

UTILITIES                         9.6          7.1

BASIC INDUSTRIES                  7.6          6.8

NONDURABLES                       7.3          7.6

ENERGY                            5.9          6.4

HEALTH                            5.5          4.8

DURABLES                          4.9          5.2

TECHNOLOGY                        4.7          5.7

MEDIA & LEISURE                   4.4          3.7

INDUSTRIAL MACHINERY & EQUIPMENT  4.3          3.5

DIVERSIFIED INTERNATIONAL
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.4%
Telecom Argentina Class B
 sponsored ADR  100,000 $ 3,600,000
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  90,000  3,138,750
  6,738,750
AUSTRALIA - 2.6%
AAP Telecommunications Properties Ltd.   759,123  1,628,194
Australia & New Zealand Banking
 Group Ltd.   1,000,000  6,956,415
Australian Oil & Gas Corp. Ltd.   700,000  732,494
Colonial Ltd.   332,156  1,165,778
Commonwealth Bank of Australia (d)  550,000  6,581,069
Consolidated Rutile Ltd. (a)  154,282  43,119
FAI Insurance Ltd. Ord.  9,004,642  2,692,181
Fosters Brewing Group Ltd.   750,000  1,628,125
Gandel Retail Trust GAN  650,000  515,410
Henry Walker Group Ltd.   50,000  65,645
Macquarie Bank Ltd.   90,000  842,335
National Australia Bank Ltd. (a)  100,000  1,416,891
National Mutual Property Trust  1,033,333  839,518
Newcrest Mining Ltd. (a)  100,000  181,986
News Corp. Ltd. sponsored
 ADR (ltd. vtg.)  275,000  6,410,938
Normandy Mining Ltd.   1,600,000  1,778,263
North Ltd.   100,000  291,828
Pacific Dunlop PLC (a)  200,000  369,172
Premier Investment Ltd.   185,000  276,554
Qantas Airways Ltd.   500,000  760,442
QNI Ltd.   5,000,000  2,924,775
St. George Bank Ltd.   100,000  592,104
Santos Ltd.   337,500  1,213,050
Savage Resources Ltd.   308,436  140,328
Savage Resources Ltd. (warrants) (a)  5,500  21
Seven Network Ltd.   100,000  358,122
Telstra Corp. Ltd. (e)  200,000  467,964
Tyndall Australia Ltd.   900,000  1,550,131
Tyndall Australia Ltd. rights 5/14/98 (a)  90,000  36,267
United Energy Ltd.   774,100  1,182,347
Western Mining Holdings Ltd.   2,010,245  7,133,811
Westfield Trust  550,000  1,158,568
  51,933,845
AUSTRIA - 0.6%
Austria Tabak AG (a)(d)  60,000  3,756,084
OMV AG (d)  10,000  1,483,123
RHI AG  10,000  504,927
Vae AG  40,000  3,852,637
Voest-Alpine Stahl AG  50,000  2,049,780
  11,646,551
BAHAMAS - 0.3%
Sun International Hotels Ltd. Ord. (a)  150,000  6,890,625
BELGIUM - 0.2%
Telinfo SA  35,000  3,164,642
BERMUDA - 0.5%
Lasalle Re Holdings Ltd.   20,000  731,250
PartnerRe Ltd.   20,000  1,001,250
RenaissanceRe Holdings Ltd.   20,000  955,000
Terra Nova Holdings Ltd.   218,000  6,676,250
  9,363,750

 SHARES VALUE (NOTE 1)
BRAZIL - 0.8%
Compania Cervejaria Brahma PN:
 (Pfd. Reg.) warrants 4/30/03 (a)  188,529 $ 14,838
 (Pfd. Reg.)  3,000,000  1,954,440
Compania Energertica Minas Gerais  15,000,000  727,997
Petrobras PN (Pfd. Reg.)  30,000,000  7,607,889
Telebras sponsored ADR  40,000  4,872,500
  15,177,664
CANADA - 4.8%
Alliance Forest Products, Inc. (a)  100,000  2,106,992
BCE, Inc.   350,000  14,895,699
Canadian Pacific Ltd.   285,000  8,365,072
Canadian National Railway Co.   100,000  6,502,673
Canadian Natural Resources Ltd. (a)  200,000  4,297,844
Chum Ltd. Class B  100,000  3,843,600
Connor Clark Ltd., Class A (non-vtg.)  200,000  1,215,975
Dundee Bancorp, Inc. Class A
 (sub. vtg.) (a)(d)  75,000  1,496,384
Edperbrascan Corp. Ltd., Class A (vtg.)  300,000  6,121,807
Greenstone Resources Ltd. (a)  50,000  303,994
Harrowston, Inc. Class A (a)  200,000  747,755
International Verifact, Inc. (a)  50,000  365,142
Investors Group Inc.   50,000  1,904,329
Marsulex, Inc. (a)  175,000  953,912
Midland Walwyn, Inc.   350,000  5,760,159
Moore Corporation Ltd.   200,000  3,123,799
National Bank of Canada  300,000  6,184,702
Newtel Enterprises Ltd.   30,000  837,555
PC Docs Group International, Inc. (a)  100,000  559,069
Power Corporation of Canada  100,000  3,993,850
Power Financial Corp.   40,000  1,601,733
QLT Phototherapeutics, Inc. (a)  100,000  1,747,091
Rio Alto Exploration Ltd. (a)  650,000  7,495,021
Russel Metals, Inc. Class A (a)  225,000  880,534
St Laurent Paperboard, Inc. (a)  300,000  4,077,711
SMED International, Inc.   50,000  929,452
Southam, Inc.   50,000  913,729
Suncor, Inc.   10,000  344,526
Telus Corp.   50,000  1,347,007
Transat AT, Inc. (a)   50,000  384,360
Trilon Financial Corp. Class A  300,000  2,714,980
UniHost Corp. (sub. vtg.) (a)  200,000  1,390,685
  97,407,141
CHILE - 0.1%
Santa Isabel SA sponsored ADR  149,925  2,473,763
DENMARK - 3.4%
Alm Brand AS Class B (Reg.) (a)  25,000  846,814
Amtsspar Fyn Holding AS  25,000  1,686,328
Danisco AS  50,000  3,139,053
Den Danske Bank Group AS  50,000  6,059,102
FIH AS Class B  250,000  6,052,897
Forsikringsselskabet Codan AS  25,000  3,942,066
Jyske Bank AS (Reg.)  50,000  5,803,598
Novo-Nordisk AS Class B  30,000  4,861,882
Nordvestbank (Reg.)  400  46,838
Spar Nord Holding  25,000  1,376,073
Syd-Sonderjylland Holding  175,000  9,760,264
Telepartner AS sponsored ADR (a)  150,000  815,625
Unidanmark AS Class A  150,000  12,592,712
Vestas Wind Systems AS (d)  40,090  1,726,705
Vest-Wood AS  60,000  6,044,502
Tryg Baltica Forsikring AS (Reg.)  50,000  3,431,058
  68,185,517
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ESTONIA - 0.0%
Eesti Uhispank AS sponsored
 GDR (a)(d)   40,000 $ 538,000
FINLAND - 3.9%
Cultor OY Ord., Series 2  15,000  888,665
Enso OY Class R  1,400,000  14,893,617
Finnair OY  700,000  7,190,022
Huhtamaki Ord.   90,000  5,199,927
Instrumentarium OY Class B  50,000  3,099,780
Kesko OY  200,000  3,231,842
Merita Ltd., Series A  500,000  3,338,225
Metsa-Serla Ltd. Class B  600,000  6,217,902
Metsa Tissue Oyj Corp.   100,000  1,155,539
Nokia Corp. AB sponsored ADR  100,000  6,687,500
Rauma OY  75,000  1,403,155
Tamro OYJ  300,000  2,146,001
Teito Corp. Class B  42,000  7,703,595
Tulikivi OY Series A  35,000  770,360
UPM-Kymmene Corp.   400,000  11,995,598
Valmet OY  200,000  3,305,209
  79,226,937
FRANCE - 8.7%
Accor SA  10,000  2,722,818
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  450,000  16,312,500
Axa SA  75,000  8,796,412
Business Objects SA sponsored ADR (a)  25,000  471,875
Carbonne-Lorraine   5,000  2,047,512
Compagnie Generale de Geophysique
 SA sponsored ADR  99,500  2,860,625
Credit Commercial de France Ord.   100,000  7,974,084
Dexia France  50,000  6,047,014
Elf Aquitaine SA sponsored ADR  300,000  19,481,250
Eurafrance (Societe)  15,000  8,422,626
Immobiliere Marseillaise, ste, Class B  1,255  2,391,370
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  10,000  2,056,649
Lafarge SA  50,000  4,718,000
Lagardere S.C.A. (Reg.)  100,000  3,820,915
Marine Wendel SA  30,000  5,332,669
Michelin SA (Compagnie Generale
 des Etablissements) Class B  50,663  3,189,004
Pernod-Ricard  100,000  6,894,260
Paribas SA (Cie Financiere) Class A  50,000  5,316,056
Renault SA Ord. (a)   50,000  2,317,468
Remy Cointreau SA  100,000  1,960,296
Rhone Poulenc SA Class A  100,000  4,885,788
Scor SA  150,000  9,239,970
Societe Generale Class A  100,000  20,799,070
Total SA Class B  125,000  14,847,579
Union Assurances Federale SA  75,000  11,724,396
  174,630,206
GERMANY - 5.2%
Adidas-Salomon AG  5,000  835,236
Allianz AG (Reg.)  35,000  11,330,809
Allianz AG (RFD) (a)  1,176  358,189
Andrea-Noris Zahn  45,000  1,678,824
BASF AG  200,000  9,065,093
Bayer AG  120,000  5,352,859
BERU AG  24,500  579,793
Berlinger Bank AG  50,000  1,187,427
Buderus AG  10,000  4,694,025
Commerzbank AG  150,000  5,846,651

 SHARES VALUE (NOTE 1)
Daimler-Benz AG Ord.   50,000 $ 4,951,556
Deutsche Bank AG  150,000  11,893,758
Depfa Bank (Deut Pfandbrief)  100,000  7,795,534
Deutsche Telekom AG  200,000  5,234,144
DIS Deutscher Industrie Service AG (d)  15,000  893,702
Mannesmann AG Ord.   3,000  2,482,321
Metallgesellschaft AG Ord.   100,000  2,145,999
Phoenix AG  10,000  201,292
Rhein West Electric  50,000  2,586,447
SAP AG (Systeme Anwendungen
 Produkte)  5,000  2,400,329
Siemens AG  25,000  1,480,455
Springer Axel Verlag AG (Reg.)  2,500  2,220,335
Thyssen AG Ord.   50,000  11,665,460
Veba AG Ord.   100,000  6,654,045
  103,534,283
HONG KONG - 0.2%
Hutchison Whampoa Ltd. Ord.   500,000  3,090,921
Jardine Strategic Holdings Ltd. Ord.   500,000  1,300,000
Peregrine Investments Holdings Ltd.   546,000  1
  4,390,922
INDONESIA - 0.0%
PT Cahaya Kalbar  292,000  44,713
PT Bank PAN Indonesia  660  52
  44,765
IRELAND - 1.4%
Anglo-Irish Bank Corp. PLC  2,000,000  5,346,560
Bank of Ireland, Inc.   100,000  2,040,047
CRH PLC  100,000  1,420,180
FBD Holdings PLC  60,000  441,945
Hibernian Group PLC  303,909  3,624,267
IWP International (UK Reg.)  100,000  601,488
Independent Newspapers PLC  271,053  1,630,351
IAWS Group PLC Class A (Reg.)  70,000  298,238
Irish Life PLC  950,000  8,809,293
Jurys Hotel Group PLC (UK)  151,692  1,305,252
Ryan Hotels Ltd.   1,500,000  2,004,960
  27,522,581
ISRAEL - 0.2%
RIT Technologies Ltd.   20,000  265,000
TTI Team Telecom International Ltd. (a) 20,000 160,000 Tecnomatix Technologies 125,000 3,171,875
  3,596,875
ITALY - 2.8%
Assicurazioni Generali Spa  400,000  11,972,696
Bulgari Spa  100,000  611,735
Credito Italiano Ord.   2,500,000  13,077,577
Eni Spa sponsored ADR  25,000  1,653,125
Istituto Mobiliare Italiano  50,000  813,963
Istituto Nazionale Delle
 Assicurazioni Spa  1,500,000  4,471,651
Manuli Rubber Industries Spa  50,000  270,804
SAES Getters SPA sponsored ADR  100,000  1,150,000
Telecom Italia Spa  2,200,000  16,563,614
Telecom Italia Mobile Spa  1,100,000  6,297,773
  56,882,938
JAPAN - 11.1%
Acom Co. Ltd.   100,000  5,262,563
Aiful Corp. (d)  25,000  1,648,786
Aichi Machine Industry Co. Ltd.   100,000  207,039
Aronkasei Co. Ltd.   150,000  363,636
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Bunka Shutter Co. Ltd.   300,000 $ 801,807
Canon, Inc.   225,000  5,302,089
Chofu Seisaku Co. Ltd.   50,000  722,755
Chiyoda Fire & Marine Insurance
 Co. Ltd.   550,000  2,140,787
Chiyoda Co.   50,000  327,499
Chukyo Coca Cola Bottling Co. Ltd.   25,000  201,393
Citizen Watch Co. Ltd. Ord.   500,000  3,350,273
Comany, Inc.   100,000  790,514
Credit Saison Co. Ltd.   100,000  2,160,738
Daiichi Pharmaceutical Co. Ltd.   250,000  3,574,252
Denyo Co. Ltd.   96,000  484,246
Diamond City Co. Ltd.   100,000  466,780
Fuji Coca-Cola Bottling Co. Ltd.   161,000  1,721,212
Fuji Fire & Marine Insurance Co. Ltd.   250,000  592,885
Fuji Photo Film Co. Ltd.   150,000  5,319,029
Fuji Rebio  100,000  297,384
Fujitsu Ltd.   150,000  1,744,777
Fujitsu Business Systems Ltd.   125,000  1,929,230
Fukushima Industries Corp.   100,000  639,940
Fukuda Denshi Co. Ltd.   25,000  303,030
Gakken Co. Ltd.   50,000  98,626
Gunze Ltd.   100,000  222,097
HEC Corp.   50,000  131,752
Hibiya Engineering Ltd.   80,000  379,447
Higashi Nihon House Co. Ltd.   90,000  386,222
Hitachi Koki Co. Ltd. Ord.   150,000  603,049
Hitachi Ltd.   1,000,000  7,144,739
Hokkaido Coca-Cola Bottling Co.   109,000  1,101,284
Honda Motor Co. Ltd.   100,000  3,613,777
Horiba Ltd.   25,000  284,209
Horipro Inc.   145,000  950,838
Hogy Medical Co.   25,000  756,635
Itoki Crebio Corp.   225,000  662,338
Isewan Terminal Service Co. Ltd.   200,000  504,423
Jafco Co. Ltd.   200,000  6,640,316
Japan Maintenance Co. Ltd.   70,000  474,308
Japan Wool Textile  50,000  235,272
Jichodo Co. Ltd.   204,000  1,360,768
Kameda Seika Co. Ltd.   11,000  40,663
Kao Corp.   300,000  4,392,998
Kawagishi Bridge Works Co. Ltd.   225,000  643,704
Kawasumi Laboratories, Inc.   25,000  388,669
Kentucky Fried Chicken Japan  200,000  2,047,807
Kyowa Hakko Kogyo Co. Ltd.   50,000  203,275
Kuraya Corp.   10,000  49,765
Konishi Co. Ltd.   10,000  104,950
Kuwazawa Trading Co. Ltd.   17,000  34,557
Levi Strauss Japan  263,000  2,138,453
Mabuchi Motor Co.   25,000  1,441,747
Maezawa Kasei Industries Co. Ltd.   56,900  685,413
Makita Corp.   100,000  1,084,133
Maruzen Showa Unyu Co. Ltd.   225,000  431,959
Matsushita Electric Industrial Co. Ltd.   600,000  9,576,510
Matsushita Communication Industrial
 Co. Ltd.   100,000  2,943,723
Matsushita Electric Works Co. Ltd.   100,000  895,916
Meiki Co. Ltd.   50,000  213,815
Meitec Corp.   100,000  3,274,986
Minebea Co. Ltd.   1,000,000  11,142,480
Minolta Camera Co. Ltd.   550,000  3,561,077
Mitsubishi Estate Co. Ltd.   100,000  963,674
Mitsui Marine & Fire Insurance Co.   350,000  1,789,196
Mitsui Home Co. Ltd.   50,000  282,326

 SHARES VALUE (NOTE 1)
Mitsui Wood Systems, Inc.   25,000 $ 86,392
Murakami Corp.   100,000  398,268
Nagase & Co. Ltd.   25,000  90,344
Nagawa Co. Ltd.   25,000  111,989
Nintendo Co. Ltd. Ord.   110,000  10,053,830
Nippon Telegraph & Telephone
 Corp. Ord.   600  5,239,977
Nittetsu Mining Co. Ltd.   200,000  778,468
Nitto Denko Corp.   100,000  1,520,798
Nomura Securities Co. Ltd.   300,000  3,647,657
Noda Corp.   50,000  237,154
NTT Data Communications System  40  1,722,567
Nichicon Corp.   200,000  2,168,266
Nihon Kagaku Sangyo Co. Ltd.   200,000  594,768
Nissho Corp.   100,000  737,813
Nissei Industries Ltd.   25,000  188,218
Nishio Rent All Co. Ltd.   50,000  421,607
Omron Corp.   150,000  2,343,309
Promise Co. Ltd.   100,000  5,059,288
Ricoh Leasing Co. Ltd.   105,000  925,692
Ricoh Elemex Corp.   150,000  1,016,375
Riken Vitamin Oil Co. Ltd.   308,000  2,260,870
Royal Co. Ltd.   100,000  1,358,931
Sangetsu Company Ltd.   150,000  1,908,526
Sankyo Co. Ltd.   100,000  2,469,415
Shikoku Coca-Cola Bottling Co., Ltd.   93,400  985,156
Secom Co. Ltd.   100,000  5,872,388
Sekisui House Ltd.   300,000  2,335,404
Senshukai Co. Ltd.   100,000  493,130
Sankyo Co. Ltd. (Gunma)  50,000  798,043
Senshu Electric Co. Ltd. (a)   100,000  662,526
Shinko Shoji Co. Ltd.   50,000  300,772
Shiseido Co. Ltd.   100,000  1,313,759
Snow Brand Seed Co. Ltd.   46,000  162,771
Sony Corp.   120,000  10,194,418
Sotoh Co. Ltd.   75,000  513,834
Sonton Food Industry Co. Ltd.   150,000  1,276,115
SRL, Inc.   100,000  493,130
Sumitomo Marine and Fire Insurance
 Co. Ltd.   300,000  1,782,044
TDK Corp.   20,000  1,575,005
Takeda Chemical Industries Ltd.   275,000  7,826,087
Taihei Dengyo Kaisha Ltd.   22,000  91,097
Takeda Printing Co. Ltd.   10,000  67,758
Takefuji Corp.   125,000  6,540,561
Terumo Corp.   100,000  1,459,063
THK Co. Ltd.   100,000  956,145
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  650,000  7,046,866
Tokyo Style Co. Ltd.   75,000  677,583
Toyoda Automatic Loom Works Ltd.   273,000  4,809,486
Toyota Motor Corp.   125,000  3,246,753
Topcon Corp.   10,000  46,603
Toyota Corrolla Gifu Co. Ltd.   7,000  65,402
Toyo Corp.   100,000  813,853
Tsuchiya Home Co. Ltd.   50,000  199,511
Wakita & Co. Ltd.  25,000  118,577
Yurtec Corp.   50,000  265,387
Yamada Corp.   50,000  94,109
Yokogawa Electric  150,000  780,350
Yokogawa Bridge Works  100,000  271,033
  223,709,781
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.1%
Nam Yang Dairy Products  25,000 $ 1,683,502
SK Telecom Ltd.   1,000  609,428
Samsung Fire & Marine Insurance  1,762  520,756
  2,813,686
LUXEMBOURG - 0.2%
Espirito Santo Financial Holding SA ADR  50,000  1,290,625
Quilmes Industrial SA sponsored ADR  250,000  2,765,625
  4,056,250
MALAYSIA - 0.0%
Oriental Holdings BHD  360,000  752,311
MEXICO - 0.3%
Corporacion Geo SA de CV (a)  250,000  1,725,153
Elamex SA de CV (a)  154,800  1,044,900
Grupo Financiero Bancomer Class B  2,000,000  1,380,122
Grupo Financiero Inbursa SA Class B  400,000  1,219,972
  5,370,147
NETHERLANDS - 8.1%
ABN-AMRO Holdings NV  300,000  7,300,064
Aegon NV Ord.   25,000  3,239,527
AKZO Nobel NV  120,000  24,392,898
Benckiser NV Class B  75,000  4,373,362
DSM NV  51,612  5,169,113
EVC International NV  100,000  1,953,608
Hagemeyer NV  100,000  4,772,739
ING Groep NV  400,000  25,856,867
KLM Royal Dutch Air Lines NV  25,000  1,014,062
Koninklijke Hoogovens NV  50,000  2,250,359
Koninklijke Pakhoed NV  50,000  1,829,962
Melia Inversiones Americanas NV (a)  8,500  423,593
Philips Electronics NV (Bearer)  300,000  27,000,000
Royal Dutch Petroleum Co.   100,000  5,656,250
Royal Ptt Nederland NV  350,000  18,072,110
Samas-Groep NV  50,000  3,098,571
Smit International NV  100,004  2,918,164
Telegraaf  100,000  2,319,600
Unilever NV ADR  275,000  20,521,875
Vedior NV  40,000  1,214,699
  163,377,423
NEW ZEALAND - 0.4%
Air New Zealand Ltd. Class B  800,000  1,129,650
CDL Hotels New Zealand Ltd.   184,400  27,570
Fletcher Challenge Paper Ltd.   1,500,000  2,201,156
Independent Newspapers Ltd.   350,000  1,482,666
Lion Nathan Ltd.   700,000  1,852,848
Telecom Corp. of New Zealand (f)  195,000  521,549
Tranz Rail Holdings Ltd. sponsored ADR  75,000  787,500
  8,002,939
NORWAY - 2.3%
Bergensbanken ASA  38,700  380,962
Choice Hotels Skandanavia ASA (a)  150,000  482,154
Color Lines  200,000  696,444
Det Sondenfjelds-Norske
 Dampskibsselskab, Class A (a)(d)  75,000  1,848,256
Den Norske Bank AS Class A
 Free shares  1,300,000  6,825,152
Merkantildata  750,000  9,442,175
Norsk Hydro AS  50,000  2,491,127
Petroleum Geo-Services AS
 sponsored ADR (a)  50,000  3,287,500

 SHARES VALUE (NOTE 1)
Saga Petroleum AS:
 Class A  50,000 $ 991,094
 Class B  50,000  890,645
Smedvig AS, Series A  100,000  2,116,119
Schibsted AS, Series B  500,000  9,509,141
Sparebanken Norway primary
 shares certificates  150,000  5,183,151
Superoffice AS (a)  65,000  130,583
Tandberg Data AS (a)  25,000  246,099
Tandberg Television ASA (a)  100,000  1,319,226
  45,839,828
PORTUGAL - 0.8%
Electricidade de Portugal SA  125,000  3,259,276
Portugal Telecom SA  79,000  4,242,029
Telecel Comunicacoes Pessoais SA (a)  50,000  8,963,008
  16,464,313
RUSSIA - 0.1%
Luk Oil Co. sponsored ADR  35,000  2,318,750
SINGAPORE - 0.1%
Delgro Corp. Ltd.   300,000  344,806
Haw Par Brothers International Ltd. (a)  500,000  574,676
Robinson & Co. Ltd.   100,000  296,811
Times Publishing Ltd.   800,000  1,374,171
  2,590,464
SOUTH AFRICA - 1.6%
Anglo American Corp. of South Africa
 Ltd. (Reg.)  50,000  2,958,346
Anglogold Ltd. ADR  200,000  1,012,500
Anglogold Ltd.   125,000  6,629,069
Driefontein Consolidated Ltd. Ord.   50,000  354,705
Free State Consolidated Gold Mines
 Ltd. Ord.   1,200,000  7,361,235
Gencor Ltd. (Reg.)  200,000  476,897
Ingwe Coal Corp. Ltd.   219,400  785,820
Rembrandt Group Ltd.   150,000  1,365,390
Sasol, Ltd.   50,000  504,601
South African Breweries Ltd.   150,000  5,034,135
Southvaal Holdings Ltd.   20,000  435,342
Western Deep Levels Ltd. Ord.   150,000  4,197,091
  31,115,131
SPAIN - 2.4%
Argentaria Corporacion Bancaria
 de Espana SA (a)  75,000  6,245,697
Banco Bilbao Vizcaya SA Ord. (Reg.)  50,000  2,570,408
Banco De Santander SA
 de Credito ADR  40,000  2,095,000
Endesa SA sponsored ADR  80,000  1,940,000
Mapfre Vida SA  100,000  4,983,443
Repsol SA sponsored ADR  35,000  1,914,063
Telefonica de Espana SA :
 rights 5/4/98  70,000  157,500
 sponsored ADR  204,800  25,587,200
Union Electrica Fenosa SA  200,000  2,583,522
  48,076,833
SWEDEN - 5.0%
ADB-Gruppen Mandator AB  75,000  2,166,177
Astra AB Class A Free shares  300,000  6,150,395
Atle AB  150,000  2,804,425
Celsius Industrier AB Class B  300,000  6,653,257
Custos AB, Class B  50,000  1,289,391
Electrolux AB  25,000  2,320,904
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Ericsson (L.M.) Telephone Co.
 Class B ADR  50,000 $ 2,571,875
Finnveden Invest AB Class B Free shares 100,000 2,204,858 Forvaltnings AB Ratos Class B Free shares 500,000 5,544,381 Hemkopskedjan AB, Series B 300,000 4,080,922
Investor AB Class B Free shares  80,000  4,507,711
Kinnevik Investment B Free shares  150,000  4,264,660
Louis Gibeck AB Class B (a)  100,000  844,551
Modern Times Group Mortgage AB,
 Series B (a)  310,000  2,957,863
Mo Och Domsjoe AB Class B  200,000  6,189,076
Netcom Systems AB, Class B (a)  250,000  8,477,745
NK Cityfastigheter AB  200,000  1,882,511
Nordbanken Holding AB  350,000  2,572,335
PLM AB  50,000  899,350
Resco AB, Series B  50,000  1,224,921
SKF AB Ord.   250,000  5,028,624
Skandinaviska Enskilda Banken Class A
 Free shares  100,000  1,663,314
Swedish Match Co.   4,039,000  13,957,038
Svedala Industri Free shares  25,000  594,732
Trelleborg Class B Free shares  50,000  670,483
WM Data Nordic AB, Series B  300,000  9,012,842
  100,534,341
SWITZERLAND - 7.1%
Bank for International Settlements  500  3,263,838
Bucher Holding AG (Bearer)  2,000  2,304,669
Ciba Specialty Chemicals AG (a)  25,000  3,022,381
Credit Suisse Group (Reg.)  125,000  27,476,187
Compagnie Financiere Richemont AG
 Class A Unit (Bearer)  2,000  2,864,184
Edipresse SA, Lausanne  25,000  7,993,073
Jelmoli, Grands Magasins SA  1,000  1,145,674
Julius Baer Holding AG  4,000  11,030,440
Nestle SA (Reg.)  15,000  29,074,802
Novartis AG (Reg.)  19,000  31,382,414
Publicitas Holding SA (Reg.)  10,000  2,597,749
Roche Holding AG  1,500  15,191,834
Sarna Kunststoff Holding AG  1,260  2,140,145
Sulzer AG (Reg.)  5,000  3,580,230
Usego Hofer Curti AG (Reg.)  500  126,557
  143,194,177
THAILAND - 0.0%
ICC International PLC (For. Reg.)  4,500  6,479
UNITED KINGDOM - 10.8%
Aggregate Industries PLC  2,000,000  2,472,784
Allied Domecq PLC  400,000  4,110,168
Alpha Airports Group PLC  200,000  314,110
Anglian Water PLC Ord.   300,000  4,591,358
Arjo Wiggins Appleton PLC  50,000  177,523
Asda Group PLC  1,000,000  3,345,777
BAA PLC Ord.   200,000  2,033,364
BAT Industries PLC Ord.   700,000  6,596,318
Barclays PLC Ord.   200,000  5,764,260
BTP PLC  300,000  2,120,245
Billiton PLC  1,000,000  2,857,068
British Petroleum PLC ADR  30,124  2,846,718
British Vita Ord.   100,000  543,010
Budgens PLC  500,000  632,816
Cookson Group PLC  1,500,000  6,729,147
Crest Nicholson PLC  200,000  399,321
Diageo PLC  172,800  2,055,645

 SHARES VALUE (NOTE 1)
Dorling Kindersley Holdings PLC, Class L  500,000 $ 2,146,978
English China Clay PLC  800,000  3,294,818
Glaxo PLC sponsored ADR  25,000  1,414,063
Granada Group PLC  100,000  1,720,924
Greenalls Group PLC   150,000  1,210,495
HSBC Holdings PLC  305,036  8,969,913
Hanson PLC  150,000  884,062
House of Fraser PLC Class L  1,000,000  2,656,572
Hyder PLC  355,895  5,720,335
Iceland Group PLC  200,000  743,506
International Business Communications
 Holdings PLC Class L  300,000  2,556,324
Lloyds TSB Group PLC  300,000  4,488,604
London Pacific Group Ltd.   550,000  1,957,342
Man (E D & F) Group PLC  500,000  2,046,730
Mcbride PLC  800,000  2,606,448
National Grid Co. PLC  550,000  3,547,108
National Westminster Bank PLC Ord.   150,000  2,999,921
Norcros PLC Class L  116,300  132,134
Paterson Zochonis  221,900  1,523,785
Persimmon PLC Ord.   513,545  2,093,596
Powerscreen International PLC  1,000,000  3,090,980
Railtrack PLC Class L  75,000  1,369,012
Ramco Energy PLC  100,000  1,052,604
Rentokil Initial PLC  500,000  3,218,379
Rio Tinto PLC (Reg.)  200,000  2,868,764
RJB Mining PLC  150,000  308,263
Royal & Sun Alliance Insurance
 Group PLC  700,000  7,812,661
Safeway PLC  308,137  1,835,388
Scottish Power PLC ADR  500,000  4,592,612
Scottish Hydro-Electric PLC Ord.   250,000  2,460,253
Shell Transport & Trading Co. PLC (Reg.)  3,300,000  24,535,698
Signet Group PLC (a)  5,000,000  3,550,450
Severn Trent PLC  500,000  7,994,778
Smiths Industries PLC Ord.   50,000  718,862
SmithKline Beecham PLC ADR  150,000  8,934,375
Stakis PLC  1,000,000  2,155,332
Thames Water PLC Ord.   250,000  4,072,575
Tomkins PLC Ord.   2,015,005  11,850,680
Unilever PLC ADR  250,000  10,562,500
Vodafone Group PLC sponsored ADR  25,000  2,748,438
WPP Group PLC (a)  800,000  5,072,549
Vaux Group PLC  200,000  908,915
Whitbread & Co. PLC Class A  150,000  2,588,905
Yorkshire Water PLC  200,000  1,603,968
  216,210,231
UNITED STATES OF AMERICA - 0.4%
Brio Technology, Inc.   700  7,700
Heller Financial, Inc. Class A  6,000  162,000
Orthofix International (a)  614,100  7,983,300
  8,153,000
TOTAL COMMON STOCKS
 (Cost $1,389,854,543)   1,745,935,839
 CLOSED-END INVESTMENT COMPANIES - 6.3%
AUSTRIA - 0.2%
Austria Fund, Inc.   350,000  4,506,250
BRAZIL - 0.2%
Brazil Fund, Inc.   150,000  3,412,500
 CLOSED-END INVESTMENT COMPANIES - CONTINUED
 SHARES VALUE (NOTE 1)
CANADA - 0.6%
Canadian General Investment Ltd.   134,100 $ 1,625,937
Economic Investment Trust Ltd.   64,592  5,822,962
United Corporations Ltd.   77,261  3,293,561
  10,742,460
CHILE - 0.1%
Chile Fund, Inc.   100,000  1,618,750
Five Arrows Chile Investment
 Trust Ltd.   500,000  1,160,000
  2,778,750
EMERGING MARKETS - 1.3%
ASEAN Supreme Fund Ltd. (a)   2,800  12,488
Asia Tigers Fund, Inc.   400,000  3,025,000
Central European Equity Fund  180,000  3,555,000
Central European Value Fund, Inc.   25,000  321,875
Emerging Markets
 Telecommunication Fund, Inc.   160,000  2,290,000
Emerging Markets Infrastructure
 Fund, Inc.   480,000  5,610,000
Latin America Growth Fund, Inc.   100,000  943,750
Morgan Stanley Africa Investment
 Fund, Inc.   80,000  1,150,000
New South Africa Fund, Inc.   25,000  400,000
Scudder New Europe Fund, Inc.  250,000  5,093,750
Southern Africa Fund, Inc.   75,000  1,284,375
Templeton Dragon Fund, Inc..  200,000  2,200,000
  25,886,238
FRANCE - 0.3%
France Growth Fund, Inc.   460,000  6,296,250
GERMANY - 0.9%
Emerging Germany Fund, Inc . 200,000  2,862,500
New Germany Fund, Inc. (The)  800,000  14,300,000
  17,162,500
INDIA - 0.1%
India Fund  180,000  1,485,000
Jardine Fleming India Fund, Inc.   100,000  718,750
  2,203,750
IRELAND - 0.1%
Irish Investment Fund, Inc.   100,000  2,475,000
ISRAEL - 0.0%
First Israel Fund, Inc.   52,000  708,500
ITALY - 0.2%
Italy Fund, Inc. (The)  285,000  4,150,313
MEXICO - 0.4%
Mexico Fund, Inc. (The)  400,000 $ 7,275,000
MULTI-NATIONAL - 0.7%
Americas Income Trust, Inc.   50,000  453,125
Blackrock North American
 Government Income Trust, Inc.   350,000  3,696,875
Clemente Global Growth
 Fund, Inc..  3,000  34,875
Invesco Global Health
 Sciences Fund  70,000  1,382,500
Morgan Stanley Asia-Pacific
 Fund, Inc.   325,000  2,417,188
MFS Government Markets Income Trust  700,000  4,506,250
Royce Global Trust, Inc.   50,000  296,875
Strategic Global Income Fund, Inc.   150,000  1,818,750
  14,606,438

 SHARES VALUE (NOTE 1)
PHILIPPINES - 0.0%
First Phillipine Fund  10,000 $ 75,625
POTRUGAL - 0.2%
Portugal Fund, Inc.  158,900  3,565,319
SINGAPORE - 0.0%
WEBS Index Fund, Inc.   75,000  473,438
SPAIN - 0.5%
Growth Fund of Spain, Inc.   300,000  6,468,750
Spain Fund, Inc.   218,900  4,159,100
  10,627,850
SWITZERLAND - 0.2%
Swiss Helvetia Fund, Inc.   150,000  4,593,750
TAIWAN - 0.3%
Taiwan Fund, Inc.   250,000  4,125,000
Taiwan Equity Fund, Inc.   90,000  1,035,000
  5,160,000
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $113,873,394)   126,699,931
PREFERRED STOCKS - 1.3%
CONVERTIBLE PREFERRED STOCKS - 0.1%
AUSTRALIA - 0.1%
Village Roadshow Ltd. PRIDES (d)  40,000  1,910,000
NONCONVERTIBLE PREFERRED STOCKS - 1.2%
AUSTRIA - 0.1%
Bank Austria AG  21,500  1,670,587
Miba Holdings AG, Class B  15,000  914,091
  2,584,678
GERMANY - 0.5%
Volkswagen AG  15,100  9,484,270
ITALY - 0.2%
Telecom Italia Spa  800,000  4,215,064
PORTUGAL - 0.1%
Lusomundo (Filmes) SA (non-vtg.)  120,000  1,625,075
UNITED STATES OF AMERICA - 0.3%
Freeport McMoran Copper & Gold, Inc.:
 Series B  130,000  3,266,250
 Depositary shares representing
 gold pfd., Series II  100,000  2,237,500
  5,503,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS   23,412,837
TOTAL PREFERRED STOCKS
 (Cost $18,208,484)   25,322,837
CONVERTIBLE BONDS - 1.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (C) (NOTE 1)
FINLAND - 0.3%
Metsa Serla OY 4 3/8%,
 10/15/02 (d) - $ 5,000,000 $ 5,375,000
FRANCE - 0.1%
Axa SA 4 1/2%, 1/1/99 - FRF 25,000  2,969,516
LUXEMBOURG - 0.1%
Espirito Santo Financial Holding
 SA 8 3/4%, 4/10/03 - XEU 1,000,000  1,762,560
NETHERLANDS - 0.2%
Bilbao Vizcaya Investments BV
 3 1/2%, 7/12/06 Aa3  1,000,000  3,170,000
SWITZERLAND - 0.2%
Swiss Life Finance Ltd. 1 1/2%,
 5/20/03 (d) -  1,500,000  1,578,750
Swiss Life Finance Ltd. 2%,
 5/20/05 (d) -  3,000,000  3,022,500
  4,601,250
UNITED STATES OF AMERICA - 0.1%
Nestle Holdings, Inc.
 3%, 6/17/02   1,600,000  2,072,000
TOTAL CONVERTIBLE BONDS
 (Cost $16,216,868)   19,950,326
GOVERNMENT OBLIGATIONS - 0.1%
ITALY - 0.1%
Italian Republic 5%,
 6/28/01
 (Cost $995,400) Aa3  790,000  1,368,675
CASH EQUIVALENTS - 4.4%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund
 (Cost $89,365,773) (b)  89,365,773  89,365,773
TOTAL INVESTMENTS IN SECURITIES - 100%
 (Cost $1,628,514,462)  $ 2,008,643,381
PREFERRED STOCK ABBREVIATIONS
PRIDES - Preferred redeemable increased dividend equity securities. CURRENCY ABBREVIATIONS
AUD - Australian dollar
FRF - French franc
NZD - New Zealand dollar
XEU - European currency unit
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $31,320,359 or 1.6% of net assets.
(e) Purchased on installment basis. Market value reflects only those payments made through 11/17/97. The remaining installment aggregating AUD 270,000 is due on 11/17/98.
(f) Purchased on installment basis. Market value reflects only those payments made through 3/31/98. The remaining installment aggregating NZD 809,250 is due on 3/31/99.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $843,465,706 and $550,983,293, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,231 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Vae AG  $ - $  811,415 $ - $ -
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.3%
Basic Industries   7.6
Cash Equivalents   4.4
Construction & Real Estate   1.7
Durables   4.9
Energy    5.9
Finance    31.1
Government Obligations   0.1
Health   5.5
Holding Companies   1.7
Industrial Machinery & Equipment   4.3
Media & Leisure   4.4
Nondurables   7.3
Precious Metals   1.6
Retail & Wholesale   1.4
Services   1.5
Technology   4.7
Transportation   2.0
Utilities   9.6
    100.0%
INCOME TAX INFORMATION
At April 30, 1998 the aggregate cost of investment securities for income tax purposes was $1,629,305,916. Net unrealized appreciation aggregated $379,337,465, of which $437,496,956 related to appreciated investment securities and $58,159,491 related to depreciated investment securities.
DIVERSFIED INTERNATIONAL
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                        $ 2,008,643,381
(COST $1,628,514,462) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                       58,896

RECEIVABLE FOR INVESTMENTS SOLD                                            29,213,973

RECEIVABLE FOR FUND SHARES SOLD                                            11,454,411

DIVIDENDS RECEIVABLE                                                       6,633,325

INTEREST RECEIVABLE                                                        645,078

OTHER RECEIVABLES                                                          12,159

 TOTAL ASSETS                                                              2,056,661,223

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 27,763,648

PAYABLE FOR FUND SHARES REDEEMED                             5,026,815

ACCRUED MANAGEMENT FEE                                       1,355,285

OTHER PAYABLES AND                                           679,317
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                         34,825,065

NET ASSETS                                                                $ 2,021,836,158

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 1,588,517,138

UNDISTRIBUTED NET INVESTMENT INCOME                                        6,185,124

ACCUMULATED UNDISTRIBUTED                                                  47,045,282
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  380,088,614
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 107,431,105 SHARES OUTSTANDING                            $ 2,021,836,158

NET ASSET VALUE, OFFERING PRICE                                            $18.82
AND REDEMPTION PRICE PER
SHARE ($2,021,836,158 (DIVIDED BY) 107,431,105 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 21,490,229
DIVIDENDS

INTEREST                                                                         3,425,494

                                                                                 24,915,723

LESS FOREIGN TAXES WITHHELD                                                      (2,195,610)

 TOTAL INCOME                                                                    22,720,113

EXPENSES

MANAGEMENT FEE                                                    $ 6,242,905
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            747,495

TRANSFER AGENT FEES                                                2,302,687

ACCOUNTING FEES AND EXPENSES                                       396,116

NON-INTERESTED TRUSTEES' COMPENSATION                              2,282

CUSTODIAN FEES AND EXPENSES                                        339,047

REGISTRATION FEES                                                  53,353

AUDIT                                                              25,733

LEGAL                                                              4,377

REPORTS TO SHAREHOLDERS                                            89,910

MISCELLANEOUS                                                      11,766

 TOTAL EXPENSES BEFORE REDUCTIONS                                  10,215,671

 EXPENSE REDUCTIONS                                                (176,119)     10,039,552

NET INVESTMENT INCOME                                                            12,680,561

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  50,356,326
 REALIZED LOSS OF $157,742
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (677,259)     49,679,067

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             224,995,199

 ASSETS AND LIABILITIES IN                                         (68,048)      224,927,151
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  274,606,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 287,286,779

OTHER INFORMATION                                                               $ 129,059
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                               2,054

 TRANSFER AGENT CREDITS                                                          45,006

                                                                                $ 176,119




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                              SIX MONTHS ENDED    YEAR ENDED
                                                                               APRIL 30, 1998      OCTOBER 31,
                                                                               (UNAUDITED)         1997

OPERATIONS                                                                      $  12,680,561      $ 16,482,301
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                          49,679,067        60,480,200

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                             224,927,151        84,862,601

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  287,286,779       161,825,102

DISTRIBUTIONS TO SHAREHOLDERS                                                      (17,340,492)      (7,278,518)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                            (37,418,193)      (17,468,122)

 TOTAL DISTRIBUTIONS                                                               (54,758,685)      (24,746,640)

SHARE TRANSACTIONS                                                                 874,527,539       1,829,687,888

NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                      53,306,996        24,250,333

 COST OF SHARES REDEEMED                                                          (652,853,537)     (1,142,181,507)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           274,980,998         711,756,714

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                          507,509,092         848,835,176

NET ASSETS

 BEGINNING OF PERIOD                                                              1,514,327,066        665,491,890

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $6,185,124 AND $14,787,511, RESPECTIVELY)                              $ 2,021,836,158   $ 1,514,327,066

OTHER INFORMATION

SHARES

 SOLD                                                                                  51,064,416       113,844,123

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                3,298,675         1,681,716

 REDEEMED                                                                             (38,295,342)      (70,452,524)

 NET INCREASE (DECREASE)                                                               16,067,749        45,073,315


FINANCIAL HIGHLIGHTS



                                           SIX MONTHS ENDED                YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1998

SELECTED PER-SHARE DATA                    (UNAUDITED)       1997        1996       1995       1994        1993
NET ASSET VALUE, BEGINNING OF PERIOD       $ 16.57           $ 14.38     $ 12.73    $ 12.46    $ 11.32    $ 8.46

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                     .13 D             .24 D, G    .15        .22        .05        .07

 NET REALIZED AND UNREALIZED
 GAIN (LOSS)                               2.72              2.46         2.13      .47        1.20       2.89

 TOTAL FROM INVESTMENT OPERATIONS          2.85              2.70         2.28      .69        1.25       2.96

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                (.19)             (.15)        (.22)     (.03)      (.01)      (.10)

 FROM NET REALIZED GAIN                    (.41)             (.36)        (.41)     (.39)      (.10)      -

 TOTAL DISTRIBUTIONS                       (.60)             (.51)        (.63)     (.42)      (.11)      (.10)

NET ASSET VALUE, END OF PERIOD             $ 18.82           $ 16.57      $ 14.38   $ 12.73    $ 12.46    $ 11.32

TOTAL RETURN B, C                          17.80%            19.30%       18.66%    6.02%      11.14%     35.38%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)    $ 2,021,836       $ 1,514,327  $ 665,492 $ 295,017  $ 351,152  $ 255,029

RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.24% A           1.25%        1.29%     1.13%      1.25%      1.47%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS AFTER                               1.21% A, E        1.23% E      1.27% E   1.12% E    1.25%      1.47%
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                         1.53% A           1.49%        1.53%     1.55%      .96%       .84%

PORTFOLIO TURNOVER RATE                    71% A             81%          94%       101%       89%        56%

AVERAGE COMMISSION RATE F                  $ .0168           $ .0153      $ .0121





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
  AMOUNTED TO $.05 PER SHARE.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  LIFE OF
APRIL 30, 1998               MONTHS  YEAR    FUND

FIDELITY INTL VALUE          17.13%  22.95%  54.53%

MSCI EAFE                    15.56%  19.17%  33.51%

INTERNATIONAL FUNDS AVERAGE  16.25%  20.89%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 503 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  LIFE OF
APRIL 30, 1998               YEAR    FUND

FIDELITY INTL VALUE          22.95%  13.26%

MSCI EAFE                    19.17%  8.62%

INTERNATIONAL FUNDS AVERAGE  20.89%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             International Value         MS EAFE Index (Net)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9533.02
  1994/12/31       9790.00                     9592.71
  1995/01/31       9440.00                     9224.21
  1995/02/28       9530.00                     9197.73
  1995/03/31      10000.00                     9771.40
  1995/04/30      10170.00                    10138.89
  1995/05/31      10030.00                    10018.03
  1995/06/30      10040.00                     9842.35
  1995/07/31      10830.00                    10455.10
  1995/08/31      10800.00                    10056.27
  1995/09/30      10860.00                    10252.67
  1995/10/31      10630.00                     9977.08
  1995/11/30      10820.00                    10254.68
  1995/12/31      11150.86                    10667.84
  1996/01/31      11253.73                    10711.64
  1996/02/29      11294.88                    10747.85
  1996/03/31      11521.18                    10976.09
  1996/04/30      11912.08                    11295.20
  1996/05/31      11840.07                    11087.35
  1996/06/30      11973.80                    11149.75
  1996/07/31      11562.33                    10823.87
  1996/08/31      11562.33                    10847.59
  1996/09/30      11870.93                    11135.76
  1996/10/31      11654.91                    11021.81
  1996/11/30      12251.54                    11460.35
  1996/12/31      12219.78                    11312.93
  1997/01/31      12198.62                    10919.24
  1997/02/28      12452.54                    11100.50
  1997/03/31      12547.75                    11142.68
  1997/04/30      12568.91                    11203.96
  1997/05/31      13394.15                    11935.25
  1997/06/30      14060.68                    12595.26
  1997/07/31      14409.82                    12800.82
  1997/08/31      13351.83                    11846.52
  1997/09/30      14187.64                    12511.94
  1997/10/31      13193.13                    11553.40
  1997/11/30      13087.33                    11437.87
  1997/12/31      13178.62                    11539.78
  1998/01/31      13581.27                    12069.69
  1998/02/28      14364.81                    12846.37
  1998/03/31      15039.52                    13244.35
  1998/04/30      15453.05                    13351.37
IMATRL PRASUN   SHR__CHT 19980430 19980506 114255 R00000000000045
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $15,453 - a 54.53% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,351 - a 33.51% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of
Fidelity International Value Fund
Q. RICK, HOW DID THE FUND PERFORM?
A. It did well. For the six months that ended April 30, 1998, the fund had a total return of 17.13%. That beat the 16.25% six-month return of the international funds average tracked by Lipper Analytical Services, and the 15.56% return of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index. For the 12 months that ended April 30, 1998, the fund returned 22.95%, while the Lipper average and EAFE index returned 20.89% and 19.17%, respectively.
Q. WHAT HELPED THE FUND BEAT THE LIPPER AVERAGE AND THE INDEX?
A. Almost all of the fund's outperformance in the period was due to stock selection. European financial positions made particularly strong contributions to performance as low interest rates, benign inflation, improving economies and surging securities markets provided a favorable environment for banks and insurers. In addition, merger and acquisition activity within these sectors continued to boost valuations. Particular standouts included companies that were among the fund's 25 largest holdings, such as Lloyds TSB Group in the United Kingdom and Swiss banking companies Credit Suisse and Julius Baer, as well as French bank Societe Generale. Insurers also aided performance and included French companies Axa and Union Assurances Federales and Germany's Allianz, as well as Royal & Sun Alliance Insurance Group in the U.K. Telecommunications stocks also were among the fund's most stellar performers. In addition to the recent merger and consolidation activity, the cellular market in both the U.K. and Italy was particularly strong and fund holdings of Britain's Vodafone Group and Telecom Italia Mobile were among the fund's best performers.
Q. LET'S TAKE A CLOSER LOOK AT SOME OF THE NEW MEMBERS OF THE TOP 10 .
 . .
A. I continued to increase the fund's position in Brazilian telephone company Telebras because it appeared to be among the best values in the telecom sector. Specifically, it appeared to be a very cheap stock with excellent growth prospects. BHF is a German bank with an excellent management team that was restructuring and improving the operations of the company. Sankyo Pharmaceutical is a Japanese company that I felt had very bright prospects. The company's share price has declined sharply in the last six months and, as a result, I substantially increased the fund's position there. Philips is a Dutch electronics company that was divesting its non-core assets and improving its return on capital employed by investing in the higher margin, higher return-on-capital businesses. I believed that it was another case of a company with good growth prospects that was cheaply valued.
Q. CITE, IF YOU WILL, THE STOCKS THAT HAD THE MOST PROFOUND POSITIVE EFFECTS ON THE FUND'S PERFORMANCE.
A. Certainly. I would point to Alcatel Alsthom as a major contributor to performance. This French electronics equipment company has an exceptionally fine management team that was divesting peripheral businesses and non-core assets and focusing on its core, high-return businesses. The company's success in this endeavor has resulted in an enormous increase in free cash flow, enabling it to improve its balance sheet by reducing debt. Also among the fund's top performers for the period was the British-based business services company Rentokil, which provides a wide range of services to businesses worldwide, such as cleaning, maintenance and landscaping. I bought it because it was cheap and its businesses were growing at a very rapid rate.
Q. WHAT WERE SOME OF THE PERIOD'S DISAPPOINTMENTS?
A. Japanese financial holdings were the biggest detractors from performance. Banks were particularly hard hit as a result of a lack of improvement in the economy and continued concerns about the quality of the banks' assets. Securities brokers were hurt by the equity market's poor performance because their fortunes are highly correlated with the level of market activity. Similarly, real estate company holdings also suffered from the general decline in the domestic economy, despite some signs that real estate prices might be bottoming. Among the fund's financial holdings most hurt by these events were Long-Term Credit Bank, Daiwa Securities and Sumitomo Realty & Development Company.
Q. WHICH INDUSTRY SECTORS DID YOU FOCUS ON?
A. I generally favored the telecommunications sector. Companies in this industry have been aggressively improving their returns on capital and positioning themselves to better compete at home and abroad through mergers and alliances with others in the field. I also continued to favor European financials, in part because of the on-going restructuring initiatives and improving asset quality of the region's bank and insurance companies. The sector has also been benefiting from improving economies and the low interest-rate environment throughout the region.
Q. WHICH SECTORS DID YOU AVOID?
A. With the exception of Latin America and South Africa, I have generally avoided the emerging markets, because I could find few situations where the returns seemed to justify the economic, political and currency risks that plagued some of these markets. However, significant additions were made to holdings of Brazilian telephone company Telebras because it appeared to be cheaply priced. This company was the fund's fourth largest position at the end of April.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD, RICK?
A. I am looking for a continuing improvement in the European economies. However, stock selection will be especially critical. Company earnings must come through as expected in order to justify the lofty stock valuations that the markets have placed on them. If earnings disappoint, we run the risk of a stock correction. In Japan, I am continuing to look for signs of an improvement in the economy and have pinpointed a number of companies that could be early beneficiaries of a turnaround as candidates for purchase. I will also be keeping close watch on the emerging markets where we are beginning to see some significant improvement in valuations. However, unlike our approach to investing in the developed markets, country and regional factors play as much of a role in our decision making as stock selection. In general, emerging markets are more volatile than developed markets. Accordingly, when I make an investment in a stock in an emerging market I expect a higher level of return to compensate shareholders for the higher level of risk there. Up to this point, I have not found many stocks outside of Latin America and South Africa that meet our requirements.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICK MACE DEFINES HIS VALUE APPROACH TO INVESTING:
"When you refer to the fund's prospectus, it says that the fund `focuses on securities of companies that it believes are undervalued in the marketplace or possess valuable assets.'
Most people think of a value stock as one that has a low price-to-earnings ratio (P/E). However, a low P/E isn't a measure of value. It is a measure of what the market is ascribing to a company's earnings, and it might suggest that the company has no growth prospects. A low P/E with no growth doesn't necessarily represent value, so a stock with a P/E of 10 and poor growth prospects probably offers less value than a stock with a P/E of 15 but where earnings are growing at 15% a year. So, one must consider when looking at value that it is not just one dimension, it's not just price-to-earnings or just price-to-book value. That is only one piece of the equation.
"Clearly, one pays more for a company that has a better business, or a higher level of operating margins and, certainly, one would generally pay more for a company with a higher return on capital employed if it has brighter growth prospects into the future and if it has a superior management team. All of these functions go into considering what is the real value of a company. So, as one considers the fund and sees that the P/E of the fund is at a certain level, that is just a snap shot of some old historic data. I would like to see investors consider value in the somewhat broader context that I've described."
(solid bullet) Four of the fund's top 10 holdings remain from six months ago: Alcatel Alsthom, Novartis, SmithKline Beecham and
Total. Three of the companies that fell from this group are still relatively large positions. This relative stability speaks to the fund manager's strategy of making investments without a specific time horizon. Rick Mace aims to purchase undervalued equities with bright business prospects. If those prospects develop as hoped and the valuations remain reasonable, the fund could own the stocks for years.

FUND FACTS
GOAL: growth of capital by investing mainly in the stocks of foreign companies that own valuable assets or are undervalued in the marketplace
FUND NUMBER: 335
TRADING SYMBOL: FIVFX
START DATE: November 1, 1994
SIZE: as of April 30, 1998, more than
$530 million
MANAGER: Richard Mace, since 1994; manager,
Fidelity Overseas Fund, since 1996; co-manager,
Fidelity Global Balanced Fund, February 1993-
December 1993 and 1995-1996; manager,
Fidelity Global Balanced Fund, since 1996;
Fidelity International Growth & Income Fund,
1994-1996; joined Fidelity in 1987
(checkmark)
INTERNATIONAL VALUE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
AUSTRALIA 3.0%
UNITED STATES 7.6%
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 12.2
ROW: 1, COL: 3, VALUE: 6.4
ROW: 1, COL: 4, VALUE: 17.3
ROW: 1, COL: 5, VALUE: 7.0
ROW: 1, COL: 6, VALUE: 20.7
ROW: 1, COL: 7, VALUE: 4.6
ROW: 1, COL: 8, VALUE: 6.1
ROW: 1, COL: 9, VALUE: 15.1
ROW: 1, COL: 10, VALUE: 7.6
FRANCE 12.2%
UNITED
KINGDOM 15.1%
GERMANY 6.4%
SWITZERLAND 6.1%
SWEDEN 4.6%
JAPAN 17.3%
NETHERLANDS 7.0%
OTHER 20.7%
AS OF OCTOBER 31, 1997
CANADA 3.2%
UNITED STATES 15.1%
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 12.5
ROW: 1, COL: 3, VALUE: 5.0
ROW: 1, COL: 4, VALUE: 16.8
ROW: 1, COL: 5, VALUE: 6.6
ROW: 1, COL: 6, VALUE: 18.2
ROW: 1, COL: 7, VALUE: 7.6
ROW: 1, COL: 8, VALUE: 15.0
ROW: 1, COL: 9, VALUE: 15.1
FRANCE 12.5%
UNITED
KINGDOM 15.0%
GERMANY 5.0%
JAPAN 16.8%
SWEDEN 7.6%
NETHERLANDS 6.6%
OTHER 18.2%
ASSET ALLOCATION
                                % OF FUND'S  % OF FUND'S
                                INVESTMENTS  INVESTMENTS
                                             6 MONTHS AGO

STOCKS, CLOSED-END INVESTMENT   93.0         86.3
 COMPANIES AND EQUITY FUTURES

BONDS                           0.3          0.4

SHORT-TERM INVESTMENTS          6.7          13.3

TOP TEN STOCKS
                                        % OF FUND'S  % OF FUND'S
                                        INVESTMENTS  INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

ALCATEL ALSTHOM COMPAGNIE GENERALE      2.0          1.9
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

PHILIPS ELECTRONICS NV (BEARER)         1.8          0.7
(NETHERLANDS, ELECTRICAL EQUIPMENT)

NOVARTIS AG (REG.)                      1.8          1.5
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

TELEBRAS SPONSORED ADR                  1.6          0.3
(BRAZIL, TELEPHONE SERVICES)

SANKYO CO. LTD.                         1.6          0.6
(JAPAN, DRUGS & PHARMACEUTICALS)

UNILEVER PLC ORD.                       1.5          0.3
(UNITED KINGDOM, HOUSEHOLD PRODUCTS)

SMITHKLINE BEECHAM PLC ORD.             1.5          1.4
(UNITED KINGDOM, DRUGS &
 PHARMACEUTICALS)

BHF BANK AG                             1.3          0.7
(GERMANY, BANKS)

TOTAL SA CLASS B                        1.2          1.4
(FRANCE, OIL & GAS)

SHELL TRANSPORT & TRADING CO.           1.1          0.8
 PLC (REG.)
(UNITED KINGDOM, OIL & GAS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           21.2         15.3

BASIC INDUSTRIES                  8.4          9.5

INDUSTRIAL MACHINERY & EQUIPMENT  8.0          5.0

UTILITIES                         7.1          5.4

TECHNOLOGY                        7.0          5.7

HEALTH                            7.0          8.4

DURABLES                          6.4          9.2

ENERGY                            6.4          8.1

NONDURABLES                       5.8          4.5

CONSTRUCTION & REAL ESTATE        4.1          4.0

INTERNATIONAL VALUE
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 88.4%
 SHARES VALUE (NOTE1)
ARGENTINA - 0.7%
Bansud SA Class B (a)  173,700 $ 1,632,984
Disco SA sponsored ADR (a)  9,400  373,650
Telecom Argentina Class B
 sponsored ADR  18,400  662,400
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  28,600  997,425
  3,666,459
AUSTRALIA - 2.8%
Australia & New Zealand Banking
 Group Ltd.   311,900  2,169,706
Broken Hill Proprietary Co. Ltd. (The)  97,400  949,577
CSR Ltd.   92,100  293,316
Colonial Ltd.   118,690  416,570
Commonwealth Bank of Australia (c)  37,700  451,102
David Jones Ltd.   884,900  1,006,496
Leighton Holdings Ltd.   257,400  978,688
National Australia Bank Ltd. (a)  52,800  748,118
National Mutual Holdings Ltd.   222,000  523,769
News Corp. Ltd.   87,642  585,579
QNI Ltd.   4,108,500  2,403,288
Rio Tinto Ltd.   34,300  474,000
Tabcorp Holdings Ltd.   30,300  164,441
Western Mining Holdings Ltd.   427,074  1,515,569
Westpac Banking Corp.   24,100  161,337
Woodside Petroleum Ltd.   276,000  1,799,244
  14,640,800
AUSTRIA - 0.2%
OMV AG  7,900  1,171,667
BRAZIL - 2.0%
Compania Energertica Minas Gerais 15,138,000 734,694 Petrobras PN (Pfd. Reg.) 5,463,000 1,385,397
Telebras sponsored ADR  70,500  8,587,781
  10,707,872
CANADA - 2.2%
Abitibi-Consolidated, Inc.   14,500  215,329
Alcan Aluminium Ltd.   51,400  1,666,697
Alliance Forest Products, Inc. (a)  13,800  290,765
Alliance Forest Products, Inc. (a)(c)  15,000  316,049
BCE, Inc.   18,000  766,065
Canadian Natural Resources Ltd. (a)  37,500  805,846
Cominco Ltd.   52,800  865,271
CGI Group, Inc. Class A (sub. vtg.) (a)  68,900  1,897,103
Domtar, Inc.   90,700  760,614
Inco Ltd.   19,200  336,112
National Bank of Canada  69,000  1,422,482
Noranda, Inc.   63,500  1,309,095
Renaissance Energy Ltd. (a)  8,900  171,351
Rio Alto Exploration Ltd. (a)  56,200  648,031
St. Laurent Paperboard, Inc. (a)(c)  24,000  326,217
TVI Pacific, Inc. (a)  245,000  13,697
  11,810,724
CHILE - 0.1%
Santa Isabel SA sponsored ADR  21,800  359,700
DENMARK - 0.7%
Den Danske Bank Group AS  8,200  993,693
International Service Systems AS, Series B 24,000 1,296,502 Jyske Bank AS (Reg.) 1,500 174,108
Unidanmark AS Class A  11,800  990,627
  3,454,930

 SHARES VALUE (NOTE1)
FINLAND - 2.4%
Cultor OY Ord., Series 2  26,000 $ 1,540,352
Enso OY Class R  295,900  3,147,872
Huhtamaki Ord.   9,000  519,993
Metsa-Serla Ltd. Class B  230,800  2,391,820
Nokia Corp. AB, Series A  34,000  2,282,465
UPM-Kymmene Corp.   73,100  2,192,196
Valmet OY  30,000  495,781
  12,570,479
FRANCE - 12.2%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  58,700  10,640,593
Accor SA  14,100  3,839,173
Axa SA  17,100  2,005,582
Altos SA (a)  4,400  734,613
Cap Gemini Sogeti SA  19,400  2,517,053
Carbonne-Lorraine   2,600  1,064,706
Coflexip sponsored ADR  14,500  1,033,125
Compagnie de Saint Gobain  4,400  732,420
Credit Commercial de France Ord.   16,000  1,275,853
Eramet SA  14,700  737,503
Elf Sanofi SA  9,900  1,198,953
GAN (Groupe des Assurances
 Nationales) (a)  59,500  1,693,222
Generale des Eaux, Cie  1,000  185,730
Groupe Danone  12,900  3,043,110
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  5,600  1,151,724
Lafarge SA (RFD)  375  34,388
Lagardere S.C.A. (Reg.)  25,000  955,229
Michelin SA (Compagnie Generale
 des Etablissements) Class B  20,456  1,287,612
Nationale Elf Aquitaine  46,300  6,068,727
Pechiney SA Class A  43,092  1,925,699
Peugeot SA Ord.   2,700  468,278
Renault SA Ord. (a)  17,100  792,574
Rhone Poulenc SA Class A  47,484  2,319,968
Royal Canin SA (c)  8,000  482,166
Scor SA  13,500  831,597
Societe Generale Class A  23,800  4,950,179
Total SA Class B  55,582  6,602,065
Unibail (a)  3,200  457,181
Usinor Sacilor  125,700  1,879,392
Union Assurances Federale SA  17,100  2,673,162
Valeo SA  11,000  1,092,782
  64,674,359
GERMANY - 4.8%
Allianz AG  9,400  3,043,132
BHF Bank AG  167,500  6,948,466
BASF AG  49,100  2,225,480
Bayer AG  29,100  1,298,068
Continental Gummi-Werke AG  14,800  422,351
Daimler-Benz AG Ord.   16,000  1,584,498
Deutsche Bank AG  7,300  578,830
Deutsche Lufthansa AG  50,000  1,183,251
Hoechst AG Ord.   31,400  1,269,008
Mannesmann AG Ord.   5,519  4,566,643
Philipp Holzmann AG (a)  3,100  928,671
Veba AG Ord.   19,000  1,264,269
  25,312,667
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
HONG KONG - 1.6%
Cheung Kong Holdings Ltd.   36,000 $ 239,272
China Telecom (Hong Kong) Ltd.   398,000  768,637
CLP Holdings Ltd.   70,000  336,065
Dairy Farm International Holdings Ltd.  390,000  499,200
Hutchison Whampoa Ltd. Ord.   46,000  284,365
JCG Holdings Ltd.   994,000  455,404
Johnson Electric Holdings Ltd.   264,000  894,367
Li & Fung Ltd.   618,000  1,036,846
New World Development Co. Ltd.   22,000  62,606
Peregrine Investments Holdings Ltd.   400,000  1
Sun Hung Kai Properties Ltd.   20,000  118,733
Vtech Holdings Ltd.   1,094,000  3,840,330
  8,535,826
INDONESIA - 0.3%
Asia Pulp & Paper Co. Ltd.
 sponsored ADR  125,000  1,820,313
IRELAND - 1.0%
Bank of Ireland, Inc.   94,485  1,927,538
CRH PLC  16,075  227,788
Elan Corp. PLC ADR (a)  9,000  559,125
Smurfit (Jefferson) Group PL
 (U.K. Exchange)  280,000  1,038,569
Smurfit (Jefferson) Group PLC  439,100  1,601,749
  5,354,769
ITALY - 1.0%
Assicurazioni Generali Spa  93,500  2,798,618
Credito Italiano Ord.   180,000  941,586
Telecom Italia Spa  221,665  1,668,897
  5,409,101
JAPAN - 16.8%
Acom Co. Ltd.   45,800  2,410,254
Aiful Corp. (c)  12,000  791,417
Aiwa Co. Ltd.   7,800  231,959
Asahi Breweries Ltd.   69,000  900,260
Banyu Pharmaceutical Co. Ltd.   45,000  579,334
Bridgestone Corp.   39,000  886,731
Canon, Inc.   72,000  1,696,669
Circle K Japan Co. Ltd.   5,500  225,673
Citizen Watch Co. Ltd. Ord.   108,000  723,659
Daiwa House Industry Co. Ltd.   25,000  201,393
Daiwa Securities Co. Ltd.   105,000  395,257
Dainippon Ink & Chemicals, Inc.   72,000  230,378
Fuji Bank Ltd.   120,000  673,066
Fuji International Trust unit
 sponsored ADR (c)  9  106,841
Fuji Photo Film Co. Ltd.   69,000  2,446,753
Fujitsu Ltd.   53,000  616,488
Fujitec Co. Ltd.  131,000  808,733
Hitachi Ltd.   273,000  1,950,514
Hitachi Maxell Ltd.   94,000  1,783,399
Honda Motor Co. Ltd.   151,000  5,456,804
Ito En Ltd.   36,000  1,048,899
Ito-Yokado Co. Ltd.   37,000  1,908,150
Jafco Co. Ltd.   18,000  597,628
Kao Corp.   67,000  981,103
Long Term Credit Bank of Japan Ltd. (The)  562,000  918,155
Mabuchi Motor Co.   30,500  1,758,931
Matsushita Electric Industrial Co. Ltd.   212,000  3,383,700

 SHARES VALUE (NOTE1)
Matsushita Communication Industrial
 Co. Ltd.   49,000 $ 1,442,424
Matsushita Electric Works Co. Ltd.   272,000  2,436,891
Meitec Corp.   81,300  2,662,563
Minebea Co. Ltd.   302,000  3,365,029
Minolta Camera Co. Ltd.   276,000  1,787,013
Mitsubishi Electric Co. Ord.   970,000  2,482,966
Mitsubishi Estate Co. Ltd.   134,000  1,291,323
Mitsubishi Trust & Banking Corp.   158,000  1,498,814
Mitsui Fudosan Co. Ltd.   68,000  618,438
Nintendo Co. Ltd. Ord.   12,500  1,142,481
Nomura Securities Co. Ltd.   105,000  1,276,680
Nichicon Corp.   40,000  433,653
Nichiei Co. Ltd.   12,100  938,302
Omron Corp.   110,000  1,718,426
Orix Corp.   16,000  1,102,202
Rohm Co. Ltd.   17,000  1,912,140
Sakura Bank Ltd.   388,000  1,329,117
Sankyo Co. Ltd.   346,000  8,544,174
Sekisui House Ltd.   93,000  723,975
Sharp Corp.   132,000  1,033,540
Shin-Etsu Chemical Co. Ltd.   40,000  776,962
Sony Corp.   19,000  1,614,116
Shohkoh Fund & Co. Ltd.   1,300  412,046
Sony Music Entertainment Japan, Inc.   46,600  1,817,339
Sumitomo Realty & Development Co. Ltd.   120,000  573,687
Sumitomo Special Metals Co.   9,000  201,242
TDK Corp.   20,000  1,575,005
Takeda Chemical Industries Ltd.   80,000  2,276,680
Takefuji Corp.   26,000  1,360,437
Takefuji Corp. (c)  10,000  523,245
Terumo Corp.   20,000  291,813
THK Co. Ltd.   172,600  1,650,307
Tokio Marine & Fire Insurance
 Co. Ltd. (The)  59,000  639,639
Tokyo Electron Ltd.   16,000  626,388
Tokyo Seimitsu Co. Ltd.   46,000  1,347,186
Uni Charm Corp. Ord.   31,000  1,166,949
Yamanouchi Pharmaceutical Co. Ltd.   36,000  848,334
  89,153,674
LUXEMBOURG - 0.7%
Stolt Comex Seaway SA (a)  120,000  3,900,000
MALAYSIA - 0.1%
Malayan Banking BHD  5,000  14,735
Oriental Holdings BHD  184,000  384,514
  399,249
MEXICO - 0.9%
Grupo Elektra SA  258,400  368,795
Grupo Financiero Banamex-Accival
 Class B (a)  196,000  611,634
Grupo Financiero Bancomer Class B  3,315,000  2,287,553
Grupo Financiero Inbursa SA Class B  91,000  277,544
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  24,500  1,387,313
  4,932,839
NETHERLANDS - 7.0%
Ahold NV  66,043  2,057,821
AKZO Nobel NV  24,400  4,959,889
Beter Bed Holding NV  36,400  1,220,594
Benckiser NV Class B  17,000  991,295
Hagemeyer NV  25,000  1,193,185
ING Groep NV  57,618  3,724,552
Koninklijke Hoogovens NV  33,400  1,503,240
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
NETHERLANDS - CONTINUED
Nutreco Holding NV  37,700 $ 1,344,364
Philips Electronics NV  33,500  3,015,000
Philips Electronics NV (Bearer)  103,800  9,342,000
Royal Ptt Nederland NV  14,000  722,884
Samas-Groep NV  25,000  1,549,285
Vendex International NV  38,406  2,461,753
VNU Ord.   47,400  1,533,192
Vedior NV  50,000  1,518,374
  37,137,428
NEW ZEALAND - 0.1%
Air New Zealand Ltd. Class B  102,800  145,160
Sky Network Television Ltd. (a)  77,900  116,470
Telecom Corp. of New Zealand (e)  101,400  271,206
  532,836
NORWAY - 0.7%
Den Norske Bank AS Class A Free shares  26,300  138,078
NCL Holdings AS (a)  638,111  3,068,129
Schibsted AS, Series B  17,100  325,213
  3,531,420
PORTUGAL - 0.9%
BPI-SGPS SA (Reg.)  49,400  2,294,367
Banco Pinto & Sotto Mayor SA (Reg.)  45,000  1,131,783
Electricidade de Portugal SA  19,200  500,625
Portugal Telecom SA sponsored ADR  5,000  268,750
Portugal Telecom SA  3,000  161,090
Telecel Comunicacoes Pessoais SA (a)  1,300  233,038
  4,589,653
RUSSIA - 0.3%
Vimpel Communications
 sponsored ADR (a)  31,000  1,674,000
SINGAPORE - 0.0%
Singapore International Airlines Ltd.   18,000  117,082
SOUTH AFRICA - 0.3%
Sasol, Ltd.   173,100  1,746,928
SPAIN - 2.1%
Banco Bilbao Vizcaya SA Ord. (Reg.)  40,900  2,102,593
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  8,400  329,379
Iberdrola SA  29,300  470,706
Mapfre Vida SA  7,400  368,775
Repsol SA Ord.   31,100  1,702,797
Telefonica de Espana SA:
 Ord.   97,800  4,078,607
 sponsored ADR  16,000  1,999,000
  11,051,857
SWEDEN - 4.6%
ABB AB, Series A  75,000  1,213,639
Astra AB Class A Free shares  163,233  3,346,491
Electrolux AB  15,600  1,448,244
ForeningsSparbanken AB, Series A  33,200  1,035,948
Hemkopskedjan AB, Series B  52,430  713,209
IBS (International Business Systems) AB
 Class B Free shares (a)  178,800  2,754,990
Mandamus AB rights 6/15/98 (a)  33,200  51,797
Nordbanken Holding AB  147,400  1,083,320

 SHARES VALUE (NOTE1)
SKF AB Ord.   21,500 $ 432,462
Skandia Foersaekrings AB  16,200  1,125,870
Svenska Handelsbanken  41,400  1,873,665
Swedish Match Co.   957,800  3,309,743
Volvo AB Class B  197,000  5,860,069
  24,249,447
SWITZERLAND - 6.1%
Adecco SA (Bearer)  1,800  785,319
Credit Suisse Group (Reg.)  26,100  5,737,028
Compagnie Financiere Richemont AG
 Class A Unit (Bearer)  697  998,168
Holderbank Financiere Glarus
 AG (Bearer)  100  104,576
Julius Baer Holding AG  2,129  5,870,952
Nestle SA (Reg.)  2,057  3,987,124
Novartis AG (Reg.)  5,637  9,311,770
Swiss Bank Corp. (Reg.)  11,800  4,094,984
Union Bank of Switzeland Ord. (Bearer)  900  1,448,345
  32,338,266
UNITED KINGDOM - 15.1%
BAT Industries PLC Ord.   149,900  1,412,554
BBA Group PLC  42,134  346,004
Bank of Scotland  163,000  2,001,702
Barclays PLC Ord.   78,000  2,248,061
British Aerospace PLC  111,562  3,724,228
British Petroleum PLC Ord.   292,835  4,621,143
Caradon PLC  696,060  2,250,361
Commercial Union PLC  56,000  1,046,990
Cookson Group PLC  368,800  1,654,473
Courtaulds Textiles PLC  249,600  1,338,672
Devro PLC  85,000  771,158
Dorling Kindersley Holdings
 PLC, Class L  376,500  1,616,674
Dr Solomons Group PLC
 sponsored ADR (a)  32,200  957,950
Gallaher Group PLC  188,800  984,195
HSBC Holdings PLC Ord.   121,917  3,843,799
Hazlewood Foods PLC Ord.   200,000  634,904
House of Fraser PLC Class L  273,700  727,104
Inchcape PLC Ord.   159,400  595,903
Johnson Matthey PLC  30,000  303,751
Ladbroke Group PLC Ord.   157,100  862,912
Lloyds TSB Group PLC  357,421  5,347,738
Pearson, PLC   70,000  1,095,878
Perpetual PLC  400  26,733
Pilkington PLC Ord.   780,000  1,635,546
Rentokil Initial PLC  416,200  2,678,978
Rio Tinto PLC (Reg.)  90,500  1,298,116
Royal & Sun Alliance Insurance
 Group PLC  82,617  922,084
Saatchi & Saatchi PLC  90,000  237,588
Scholl PLC  144,000  902,232
Shell Transport & Trading Co. PLC:
 (Reg.)  818,300  6,084,110
 ADR  24,100  1,070,944
Siebe, PLC  49,700  1,109,398
SmithKline Beecham PLC Ord.   648,200  7,721,880
Somerfield PLC  556,700  3,146,924
Tarmac PLC  360,000  696,222
Tomkins PLC Ord.   19,100  112,331
Unigate PLC  75,000  909,751
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE1)
UNITED KINGDOM - CONTINUED
Unilever PLC Ord.   727,500 $ 7,742,780
Vodafone Group PLC  440,900  4,825,095
WPP Group PLC (a)  70,500  447,018
Wickes PLC  3,400  19,996
  79,973,880
UNITED STATES OF AMERICA - 0.5%
Aluminum Co. of America  10,400  806,000
Brio Technology, Inc.   2,000  54,000
D.R. Horton, Inc.   45,200  836,200
Heller Financial, Inc. Class A  200  2,200
Newmont Mining Corp.   8,000  257,500
Transocean Offshore, Inc.   10,000  558,750
  2,514,650
VENEZUELA - 0.2%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  26,800  897,800
TOTAL COMMON STOCKS
 (Cost $402,997,578)   468,230,675
CLOSED-END INVESTMENT COMPANIES - 1.3%
EMERGING MARKETS - 0.6%
Asia Tigers Fund, Inc.    120,000  907,500
Scudder New Europe Fund, Inc.    25,000  509,375
Templeton Dragon Fund, Inc.    165,000  1,815,000
  3,231,875
GERMANY - 0.2%
Emerging Germany Fund, Inc.    10,700  153,144
New Germany Fund, Inc. (The)   60,300  1,077,863
  1,231,007
MULTI-NATIONAL - 0.5%
European Warrant Fund, Inc.    70,600  1,526,725
Morgan Stanley Asia-Pacific
 Fund, Inc.    98,000  728,875
  2,255,600
PORTUGAL - 0.0%
Portugal Fund, Inc.    7,000  157,063
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $6,689,348)   6,875,545
PREFERRED STOCKS - 2.8%
CONVERTIBLE PREFERRED STOCKS - 0.2%
UNITED STATES OF AMERICA - 0.2%
WBK Trust $3.135 STRYPES  31,300  1,068,113
NONCONVERTIBLE PREFERRED STOCKS - 2.6%
AUSTRALIA - 0.2%
Sydney Harbour Casino
 Holdings Ltd. (a)  1,530,101  1,083,993
GERMANY - 1.4%
Boss (Hugo) AG  124  227,852
Dyckerhoff AG  6,000  2,064,703

 SHARES VALUE (NOTE1)
SAP AG (Systeme Anwendungen Produkte)  5,200 $ 2,663,845
Wella AG  2,810  2,597,361
  7,553,761
ITALY - 1.0%
Telecom Italia:
 Spa  159,375  839,720
 Mobile Spa de Risp  1,150,800  4,142,881
  4,982,601
TOTAL NONCONVERTIBLE PREFERRED STOCKS   13,620,355
TOTAL PREFERRED STOCKS
 (Cost $11,671,562)   14,688,468
GOVERNMENT OBLIGATIONS - 0.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
ITALY - 0.1%
Italian Republic
 5%, 6/28/01  Aa3 $ 360,000  623,700
UNITED STATES OF AMERICA - 0.2%
U.S. Treasury Notes:
 9 1/4%, 8/15/98 Aaa  370,000  374,103
 8 7/8%, 11/15/98 Aaa  404,000  411,195
U.S. Treasury Bill yield at date
 of purchase
 4.97%, 7/23/98 (d) Aaa  175,000  173,019
  958,317
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $1,599,551)   1,582,017
CASH EQUIVALENTS - 7.2%
 SHARES
Taxable Central Cash Fund
 (Cost $38,472,958) (b)  38,472,958  38,472,958
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $461,430,997) $  529,849,663
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
36 Nikkei 225 Stock
 Index Contracts June 98 $ 2,817,000 $ (243,210)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.5%
SECURITY TYPE ABBREVIATIONS
STRYPES - Structured Yield Product
   Exchangeable for Common Stock
CURRENCY ABBREVIATIONS
NZD - New Zealand dollar
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,997,037 or 0.6% of net assets.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $161,500.
(e) Purchased on installment basis. Market value reflects only those payments made through 3/31/98. The remaining installment aggregating NZD 420,810 is due on 3/31/99.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $237,261,439 and $179,877,150, respectively, of which long-term U.S. government and government agency obligations aggregated $1,217,641 and $1,366,659, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $5,759,064 and $3,893,776, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,417 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.7%
Basic Industries   8.4
Cash Equivalents   7.2
Construction & Real Estate   4.1
Durables   6.4
Energy   6.4
Finance   21.2
Government Obligations   0.3
Health   7.0
Holding Companies   0.9
Industrial Machinery & Equipment   8.0
Media & Leisure   3.2
Nondurables   5.8
Precious Metals   0.3
Retail & Wholesale   3.0
Services   2.7
Technology   7.0
Transportation   0.3
Utilities   7.1
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $461,567,016. Net unrealized appreciation aggregated $68,282,647, of which $91,044,141 related to appreciated investment securities and $22,761,494 related to depreciated investment securities.
INTERNATIONAL VALUE
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                     $ 529,849,663
(COST $461,430,997) - SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                           16,521,407

RECEIVABLE FOR FUND SHARES SOLD                                                                            4,469,163

DIVIDENDS RECEIVABLE                                                                                       1,947,142

INTEREST RECEIVABLE                                                                                          257,658

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                                           31,360

OTHER RECEIVABLES                                                                                              4,169

 TOTAL ASSETS                                                                                            553,080,562

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                       $ 18,960,573

PAYABLE FOR FUND SHARES REDEEMED                                                           2,701,905

ACCRUED MANAGEMENT FEE                                                                       352,602

OTHER PAYABLES AND                                                                           225,193
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        22,240,273

NET ASSETS                                                                                             $ 530,840,289

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 454,268,527

UNDISTRIBUTED NET INVESTMENT INCOME                                                                          628,802

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                              8,108,981

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 67,833,979
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 37,385,960                                                                             $ 530,840,289
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                              $14.20
AND REDEMPTION PRICE PER SHARE ($530,840,289 (DIVIDED BY) 37,385,960 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                              $ 3,652,102
DIVIDENDS

INTEREST                                                                        748,875

                                                                                4,400,977

LESS FOREIGN TAXES WITHHELD                                                     (399,451)

 TOTAL INCOME                                                                   4,001,526

EXPENSES

MANAGEMENT FEE                                                    $ 1,541,325
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            224,767

TRANSFER AGENT FEES                                                486,978

ACCOUNTING FEES AND EXPENSES                                       157,707

NON-INTERESTED TRUSTEES' COMPENSATION                              710

CUSTODIAN FEES AND EXPENSES                                        142,896

REGISTRATION FEES                                                  59,490

AUDIT                                                              20,476

LEGAL                                                              1,076

REPORTS TO SHAREHOLDERS                                            15,001

MISCELLANEOUS                                                      10,106

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,660,532

 EXPENSE REDUCTIONS                                                (32,738)     2,627,794

NET INVESTMENT INCOME                                                           1,373,732

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             8,171,436

 FOREIGN CURRENCY TRANSACTIONS                                     170,514

 FUTURES CONTRACTS                                                 (107,426)    8,234,524

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             57,342,957

 ASSETS AND LIABILITIES IN                                         (350,479)
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 (89,561)     56,902,917

NET GAIN (LOSS)                                                                 65,137,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 66,511,173

OTHER INFORMATION                                                              $ 32,695
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                              43

                                                                               $ 32,738






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                     SIX MONTHS ENDED  YEAR ENDED
                                                                                      APRIL 30, 1998    OCTOBER 31,
                                                                                      (UNAUDITED)       1997
OPERATIONS                                                                            $    1,373,732    $   3,148,502
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                  8,234,524       18,866,932

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                     56,902,917      10,598,158

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          66,511,173      32,613,592

DISTRIBUTIONS TO SHAREHOLDERS                                                             (1,833,828)     (2,268,604)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                   (8,557,828)     (4,990,927)

 TOTAL DISTRIBUTIONS                                                                     (10,391,656)    (7,259,531)

SHARE TRANSACTIONS                                                                       425,199,902     692,644,504
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                             9,766,146       7,013,302

 COST OF SHARES REDEEMED                                                                (362,991,796)   (593,130,534)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                  71,974,252      106,527,272

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                128,093,769     131,881,333

NET ASSETS

 BEGINNING OF PERIOD                                                                     402,746,520     270,865,187

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $628,802 AND $3,062,590, RESPECTIVELY)                                      $ 530,840,289   $ 402,746,520

OTHER INFORMATION
SHARES

 SOLD                                                                                     32,910,235      55,158,934

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                     821,375         624,515

 REDEEMED                                                                                (28,637,510)    (47,398,321)

 NET INCREASE (DECREASE)                                                                   5,094,100       8,385,128



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                             SIX MONTHS ENDED         YEARS ENDED OCTOBER 31,
                                             APRIL 30, 1998

SELECTED PER-SHARE DATA                      (UNAUDITED)       1997              1996       1995 H
NET ASSET VALUE, BEGINNING OF PERIOD         $ 12.47           $ 11.33           $ 10.63    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                       .04 D             .13  D            .16  G     .11  D

 NET REALIZED AND UNREALIZED GAIN (LOSS)     2.03              1.33              .85        .52

 TOTAL FROM INVESTMENT OPERATIONS            2.07              1.46              1.01       .63



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                  (.06)             (.10)             (.01)      -

 FROM NET REALIZED GAIN                      (.28)             (.22)             (.30)      -

 TOTAL DISTRIBUTIONS                         (.34)             (.32)             (.31)      -

NET ASSET VALUE, END OF PERIOD               $ 14.20           $ 12.47           $ 11.33    $ 10.63

TOTAL RETURN  B, C                           17.13%            13.20%            9.64%      6.30%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)      $ 530,840         $ 402,747         $ 270,865  $ 56,828

RATIO OF EXPENSES TO AVERAGE NET ASSETS      1.30%  A          1.30%             1.28%      1.72%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                     1.29%  A, E       1.28%  E          1.26%  E   1.72%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                           .67%  A           1.03%             1.74%      1.08%

PORTFOLIO TURNOVER RATE                      92%  A            86%               71%        109%

AVERAGE COMMISSION RATE  F                   $ .0061           $ .0133           $ .0264





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
  EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
  AMOUNTED TO $.04 PER SHARE.
H FOR THE PERIOD NOVEMBER 1, 1994 (COMMENCEMENT OF OPERATIONS)
  TO OCTOBER 31, 1995.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  PAST 5  PAST 10
APRIL 30, 1998               MONTHS  YEAR    YEARS   YEARS

FIDELITY OVERSEAS            17.48%  24.99%  89.56%  139.51%

MSCI EAFE                    15.56%  19.17%  62.18%  81.79%

INTERNATIONAL FUNDS AVERAGE  16.25%  20.89%  80.98%  168.95%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 503 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
APRIL 30, 1998               YEAR    YEARS   YEARS

FIDELITY OVERSEAS            24.99%  13.64%  9.13%

MSCI EAFE                    19.17%  10.15%  6.16%

INTERNATIONAL FUNDS AVERAGE  20.89%  12.41%  10.01%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Overseas                    MS EAFE Index (Net)
             00094                       MS001
  1988/04/30      10000.00                    10000.00
  1988/05/31       9798.61                     9679.44
  1988/06/30       9519.75                     9424.31
  1988/07/31       9395.82                     9719.98
  1988/08/31       9113.09                     9088.00
  1988/09/30       9453.91                     9485.10
  1988/10/31       9798.61                    10296.67
  1988/11/30      10054.22                    10910.00
  1988/12/31      10029.07                    10970.83
  1989/01/31      10151.95                    11163.85
  1989/02/28      10417.55                    11221.24
  1989/03/31      10326.37                    11001.01
  1989/04/30      10548.36                    11103.04
  1989/05/31      10040.96                    10499.00
  1989/06/30       9747.62                    10322.26
  1989/07/31      10714.85                    11618.46
  1989/08/31      10465.11                    11095.93
  1989/09/30      11024.05                    11601.37
  1989/10/31      10425.47                    11135.26
  1989/11/30      11016.12                    11695.02
  1989/12/31      11727.34                    12126.54
  1990/01/31      11461.19                    11675.33
  1990/02/28      11224.15                    10860.45
  1990/03/31      11594.26                     9729.05
  1990/04/30      11565.15                     9651.84
  1990/05/31      12351.13                    10753.13
  1990/06/30      12571.54                    10658.42
  1990/07/31      13191.18                    10808.55
  1990/08/31      11731.50                     9758.95
  1990/09/30      10429.85                     8398.90
  1990/10/31      11423.76                     9707.61
  1990/11/30      11045.32                     9134.97
  1990/12/31      10953.05                     9282.96
  1991/01/31      11196.06                     9583.21
  1991/02/28      11602.55                    10610.52
  1991/03/31      11222.57                     9973.55
  1991/04/30      11381.63                    10071.49
  1991/05/31      11403.72                    10176.58
  1991/06/30      10687.95                     9428.80
  1991/07/31      11271.17                     9892.05
  1991/08/31      11355.12                     9691.16
  1991/09/30      11854.39                    10237.35
  1991/10/31      11894.16                    10382.47
  1991/11/30      11465.58                     9897.77
  1991/12/31      11896.48                    10408.92
  1992/01/31      12033.06                    10186.59
  1992/02/29      11783.45                     9821.99
  1992/03/31      11538.55                     9173.58
  1992/04/30      12240.29                     9217.19
  1992/05/31      12767.76                     9834.14
  1992/06/30      12466.35                     9367.69
  1992/07/31      11675.13                     9127.94
  1992/08/31      11576.23                     9700.45
  1992/09/30      11095.85                     9508.89
  1992/10/31      10342.31                     9010.11
  1992/11/30      10290.51                     9094.90
  1992/12/31      10533.65                     9141.94
  1993/01/31      10840.67                     9140.81
  1993/02/28      11062.98                     9416.93
  1993/03/31      11814.63                    10237.76
  1993/04/30      12635.09                    11209.35
  1993/05/31      12926.22                    11446.09
  1993/06/30      12619.21                    11267.51
  1993/07/31      13196.18                    11661.92
  1993/08/31      13942.54                    12291.47
  1993/09/30      13820.79                    12014.80
  1993/10/31      14376.59                    12385.07
  1993/11/30      13720.22                    11302.48
  1993/12/31      14752.82                    12118.60
  1994/01/31      15801.59                    13143.17
  1994/02/28      15505.78                    13106.77
  1994/03/31      15059.38                    12542.24
  1994/04/30      15564.95                    13074.40
  1994/05/31      15365.95                    12999.34
  1994/06/30      15161.57                    13183.04
  1994/07/31      15586.46                    13309.82
  1994/08/31      15812.35                    13624.94
  1994/09/30      15376.70                    13195.81
  1994/10/31      15688.65                    13635.23
  1994/11/30      15043.25                    12979.92
  1994/12/31      14940.30                    13061.20
  1995/01/31      14300.00                    12559.44
  1995/02/28      14310.95                    12523.40
  1995/03/31      14737.81                    13304.50
  1995/04/30      15159.20                    13804.86
  1995/05/31      15372.64                    13640.30
  1995/06/30      15487.56                    13401.09
  1995/07/31      16182.59                    14235.39
  1995/08/31      15733.83                    13692.36
  1995/09/30      15952.74                    13959.78
  1995/10/31      15635.32                    13584.54
  1995/11/30      15810.45                    13962.51
  1995/12/31      16293.18                    14525.06
  1996/01/31      16601.44                    14584.69
  1996/02/29      16635.07                    14634.00
  1996/03/31      16881.68                    14944.77
  1996/04/30      17341.28                    15379.26
  1996/05/31      17346.88                    15096.25
  1996/06/30      17475.79                    15181.22
  1996/07/31      16988.17                    14737.51
  1996/08/31      17111.48                    14769.80
  1996/09/30      17604.70                    15162.17
  1996/10/31      17419.74                    15007.02
  1996/11/30      18338.93                    15604.12
  1996/12/31      18427.30                    15403.40
  1997/01/31      18439.25                    14867.36
  1997/02/28      18851.53                    15114.15
  1997/03/31      19018.84                    15171.59
  1997/04/30      19162.24                    15255.03
  1997/05/31      20333.36                    16250.73
  1997/06/30      21390.96                    17149.39
  1997/07/31      22102.00                    17429.28
  1997/08/31      20458.84                    16129.93
  1997/09/30      21922.75                    17035.95
  1997/10/31      20387.14                    15730.82
  1997/11/30      20291.54                    15573.51
  1997/12/31      20439.54                    15712.27
  1998/01/31      21092.80                    16433.78
  1998/02/28      22279.98                    17491.29
  1998/03/31      23297.56                    18033.17
  1998/04/30      23950.82                    18178.88
IMATRL PRASUN   SHR__CHT 19980430 19980506 113858 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $23,951 - a 139.51% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,179 - a 81.79% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Richard Mace, Portfolio Manager of Fidelity Overseas
Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. It performed well. For the six months that ended April 30, 1998, the fund had a total return of 17.48%, topping the 15.56% return of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, and the 16.25% return for the international funds average tracked by Lipper Analytical Services. For the 12 months that ended April 30, 1998, the fund returned 24.99%, compared to 19.17% and 20.89% for the EAFE index and Lipper peer group, respectively.
Q. WHAT FACTORS HELPED THE FUND BEAT THE INDEX AND THE LIPPER AVERAGE OVER THE PAST SIX MONTHS?
A. Almost all of the fund's outperformance in the period was due to stock selection. European financial positions made particularly strong contributions to performance, as low interest rates, benign inflation, improving economies and surging securities markets provided a favorable environment for banks and insurers. In addition, merger and acquisition activity within this sector continued to boost valuations. Particular standouts included companies that were among the fund's 35 largest holdings, including Swiss banking companies Credit Suisse and Julius Baer, as well as French bank Societe Generale and Germany's BHF Bank. Insurers also aided performance and included Dutch company ING Groep and Sweden's Skandia Foersaekrings, as well as Axa and Union Assurances Federales in France. Telecommunications stocks also were among the fund's most stellar performers. In addition to recent merger and consolidation activity, the cellular market in both the United Kingdom and Italy was particularly strong, and fund holdings of Britain's Vodafone Group and Italy's Telecom Italia and Telecom Italia Mobile were among the fund's best performers.
Q. WHICH STOCKS PROVIDED THE BEST PERFORMANCE FOR THE FUND DURING THE PAST SIX MONTHS?
A. Alcatel Alsthom was one of the top contributors to performance. This French electronics equipment company has a superb management team that has been concentrating on the divestiture of peripheral businesses and non-core assets, instead aiming its focus on its core, high-return businesses. An enormous increase in free cash flow has resulted from this program, enabling the company to reduce debt and thus improve its balance sheet. Also among the fund's top performers for the period was the British-based business services company Rentokil, which provides a wide range of services to businesses worldwide, such as cleaning, maintenance and landscaping. I bought it because it was cheap and its businesses were growing at a very rapid rate.
Q. WHICH INVESTMENTS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. Japanese financial holdings hurt performance the most. With the Japanese economy remaining stagnant and continued concerns about asset quality, banks were especially hard hit. Securities brokers were hurt by the equity market's poor performance because their fortunes are highly correlated with the level of market activity. Similarly, real estate company holdings also suffered from the general decline in the domestic economy, despite some signs that real estate prices might be bottoming. Among the fund's financial holdings most hurt by these events were Long-Term Credit Bank, Daiwa Securities and Sumitomo Realty & Development Company.
Q. RICK, LET'S TAKE A LOOK AT THE FUND'S COUNTRY WEIGHTINGS.
A. The fund's country and regional weightings are a result of my stock-picking process. I don't try to pick markets that I feel will outperform. Instead, I try to find good companies with good growth prospects that are selling at reasonable valuations, wherever that takes us. However, looking more closely at the question, the Japanese component of the fund continued to decline over the past six months and at the end of the period remained significantly underweighted in that market relative to the Japanese component in the EAFE index. The decline in the Japanese weighting was due mostly to the effect of changes in the relative valuations elsewhere in the portfolio. Most European positions experienced strong price appreciation, while valuations in the Japanese component declined over the period. Relative to the index, the fund was overweighted in Europe, especially in France, the Netherlands, Ireland, Sweden, Finland and Norway, while it was underweighted in the U.K., Germany, Switzerland, Spain and Italy. Emerging market exposure was modestly increased over the period, with most of the additions centered in Brazil. The fund continued to be underweighted in the Southeast Asian markets, which accounted for much less than 1% of total fund assets.
Q. WHAT INDUSTRY SECTORS DID YOU CONCENTRATE ON AND WHAT OTHERS WERE
AVOIDED?
A. The telecommunications sector was very attractive. Companies in this industry have been aggressively improving their returns on capital and positioning themselves to better compete at home and abroad through mergers and alliances with others in the field. European financials also continued to be favored in part because of on-going restructuring initiatives and improving asset quality within the region's bank and insurance companies. The sector has also been benefiting from improving economies and the low interest-rate environment throughout the region. With the exception of Latin America and South Africa, I have generally avoided the emerging markets as I could find few situations where the returns seemed to justify the economic, political and currency risks that plagued some of these markets. However, significant additions were made to holdings of Brazilian telephone company Telebras, which appeared to be cheaply priced. This company was the fund's 11th largest position at the end of April.
Q. LOOKING OUT OVER THE NEAR FUTURE, WHAT'S YOUR OUTLOOK?
A. I think the European economies will continue to improve. However, stock selection will be especially critical. Company earnings must come through as expected in order to justify the lofty stock valuations that the markets have placed on them. If earnings disappoint, we run the risk of a stock correction. In Japan, I am continuing to look for signs of an improvement in the economy and have pinpointed a number of companies that could be early beneficiaries of a turnaround as candidates for purchase. I also will be keeping close watch on the emerging markets, where we are beginning to see some significant improvement in valuations. However, unlike my approach to investing in the developed markets, country and regional factors play as much of a role in my decision making in emerging markets as stock selection. In general, emerging markets are more volatile than developed markets. Accordingly, when I make an investment in a stock in an emerging market, I expect a higher level of return to compensate shareholders for the higher level of risk there. Up to this point,I have not found many stocks outside of Latin America and South Africa that meet these criteria.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICK MACE ON COUNTRY VERSUS INDUSTRY SELECTION
IN THE INVESTMENT PROCESS:
"When discussing the investment performance and portfolio positioning of one of our diversified international funds, we often refer to the fund's country and regional weightings relative to an index or peer group. However, what we think is becoming increasingly important in the investment process is the fund's industry weightings. Studies have shown that a stock's performance is becoming increasingly correlated with that of its industry and decreasingly correlated with the performance of its national market. If you look at an auto stock such as Germany's Daimler-Benz - which may be merging with the United States' third-largest automaker, Chrysler - you clearly will see a global enterprise. By the same token, when you look at Japan's Honda Motor Company, you see a company that is more tightly correlated with the world auto market than with the Japanese equity market.
"We believe an industry focus is most important when one is looking at a fund's positioning and its variances relative to an index or peer group. We manage our international funds using a matrix that includes both country and industry analysis. Fidelity has both country expertise and industry expertise, but we believe that we add the most value through stock selection that depends more on industry work.
"As an example, the fund is underweighted in Germany.
This is not indicative of my view of the German market, but a result of the fact that I have found more attractive stocks in other markets in Europe, such as the Netherlands.
The economies of the Netherlands and Germany are very tightly integrated, and, with the European Monetary Union coming on line, we think that our analytical focus on industries makes more sense, because the environment is rapidly changing. I firmly believe that global investors are moving, although slowly, toward our style of industry analysis as opposed to country selection."
(solid bullet) Seven of the fund's top 10 holdings were top 10 holdings six months ago. This stability is typical of the manager's strategy. He does not have a particular holding period in mind when choosing investments for the fund. Rather, he starts by looking for undervalued stocks of companies with favorable fundamentals. If a company's business prospects continue as hoped and its stock valuation doesn't rise above a reasonable range, the manager tends to hold on to it for some time. This is the kind of careful analytical process Rick Mace uses when selecting stocks. He'll stay with a stock if he thinks it's the right stock to own.

FUND FACTS
GOAL: long-term growth of capital by investing in equity securities outside the United States
FUND NUMBER: 094
TRADING SYMBOL: FOSFX
START DATE: December 4, 1984
SIZE: as of April 30, 1998, more than $4.2 billion
MANAGER: Richard Mace, since 1996; manager,
Fidelity International Value Fund, since 1994;
co-manager, Fidelity Global Balanced Fund,
February 1993-December 1993 and
1995-1996; manager, Fidelity Global Balanced
Fund since 1996; Fidelity International Growth &
Income Fund, 1994-1996; joined Fidelity in 1987
(checkmark)
OVERSEAS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 13.8
ROW: 1, COL: 2, VALUE: 5.6
ROW: 1, COL: 3, VALUE: 3.0
ROW: 1, COL: 4, VALUE: 17.3
ROW: 1, COL: 5, VALUE: 8.9
ROW: 1, COL: 6, VALUE: 19.1
ROW: 1, COL: 7, VALUE: 5.5
ROW: 1, COL: 8, VALUE: 6.0
ROW: 1, COL: 9, VALUE: 15.1
ROW: 1, COL: 10, VALUE: 5.7
FRANCE 13.8%
UNITED
KINGDOM 15.1%
GERMANY 5.6%
ITALY 3.0%
SWITZERLAND
6.0%
SWEDEN 5.5%
JAPAN 17.3%
OTHER 19.1%
NETHERLANDS 8.9%
AS OF OCTOBER 31, 1997
CANADA 3.7%
UNITED STATES 9.9%
ROW: 1, COL: 1, VALUE: 3.7
ROW: 1, COL: 2, VALUE: 12.1
ROW: 1, COL: 3, VALUE: 4.1
ROW: 1, COL: 4, VALUE: 20.1
ROW: 1, COL: 5, VALUE: 8.5
ROW: 1, COL: 6, VALUE: 15.2
ROW: 1, COL: 7, VALUE: 6.1
ROW: 1, COL: 8, VALUE: 4.9
ROW: 1, COL: 9, VALUE: 15.4
ROW: 1, COL: 10, VALUE: 9.9
FRANCE 12.1%
UNITED
KINGDOM 15.4%
GERMANY 4.1%
SWITZERLAND
 4.9%
JAPAN 20.1%
SWEDEN 6.1%
OTHER 15.2%
NETHERLANDS 8.5%
ASSET ALLOCATION
                                % OF FUND'S  % OF FUND'S
                                INVESTMENTS  INVESTMENTS
                                             6 MONTHS AGO

STOCKS, CLOSED-END INVESTMENT   94.9         91.9
 COMPANIES AND EQUITY FUTURES

BONDS                           0.2          0.0

SHORT-TERM INVESTMENTS          4.9          8.1

TOP TEN STOCKS
                                       % OF FUND'S  % OF FUND'S
                                       INVESTMENTS  INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

ALCATEL ALSTHOM COMPAGNIE GENERALE     2.3          2.1
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

TOTAL SA CLASS B                       2.0          2.3
(FRANCE, OIL & GAS)

PHILIPS ELECTRONICS NV (BEARER)        2.0          1.9
(NETHERLANDS, ELECTRICAL EQUIPMENT)

NOVARTIS AG (REG.)                     1.9          2.0
(SWITZERLAND, DRUG & PHARMACEUTICALS)

CREDIT SUISSE GROUP (REG.)             1.4          1.3
(SWITZERLAND, BANKS)

SANKYO CO. LTD.                        1.4          0.6
(JAPAN, DRUGS & PHARMACEUTICALS)

UNILEVER NV ORD.                       1.2          1.0
(NETHERLANDS, HOUSEHOLD PRODUCTS)

AKZO NOBEL NV                          1.2          1.4
(NETHERLANDS, CHEMICALS & PLASTICS)

LLOYDS TSB GROUP PLC                   1.2          1.2
(UNITED KINGDOM, BANKS)

VOLVO AB CLASS B                       1.1          1.6
(SWEDEN, AUTOS, TIRES, & ACCESSORIES)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           21.1         16.4

HEALTH                            9.1          9.9

BASIC INDUSTRIES                  8.6          9.9

UTILITIES                         8.4          7.3

ENERGY                            7.5          7.6

INDUSTRIAL MACHINERY & EQUIPMENT  7.1          4.9

DURABLES                          6.6          9.9

TECHNOLOGY                        6.5          6.5

NONDURABLES                       5.7          5.0

CONSTRUCTION & REAL ESTATE        3.3          3.1

OVERSEAS
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 91.4%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.4%
Bansud SA Class B (a)  173,800 $ 1,633,924
Telecom Argentina Class B
 sponsored ADR  196,200  7,063,200
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  185,700  6,476,288
  15,173,412
AUSTRALIA - 2.5%
Australia & New Zealand Banking
 Group Ltd.   2,398,800  16,687,048
Brambles Industries Ltd.   362,300  7,443,424
Broken Hill Proprietary Co. Ltd. (The)  776,800  7,573,217
CSR Ltd.   905,117  2,882,576
Coles Myer Ltd.   1,345,400  6,488,365
Colonial Ltd.   1,441,228  5,058,321
Commonwealth Bank of Australia (c)  390,700  4,674,952
Leighton Holdings Ltd.   790,000  3,003,744
National Australia Bank Ltd. (a)  571,100  8,091,865
National Mutual Holdings Ltd.   1,887,784  4,453,884
News Corp. Ltd.   900,465  6,016,444
QNI Ltd.   2,040,800  1,193,776
Rio Tinto Ltd.   249,500  3,447,900
Western Mining Holdings Ltd.   3,949,012  14,013,966
Westpac Banking Corp.   271,200  1,815,544
Woodside Petroleum Ltd.   714,200  4,655,869
Woolworths Ltd.   2,206,600  7,572,469
  105,073,364
AUSTRIA - 0.2%
OMV AG  38,300  5,680,361
Voest-Alpine Stahl AG  76,100  3,119,766
  8,800,127
BRAZIL - 1.8%
Compania Energertica Minas Gerais 287,818,000 13,968,700 Petrobras PN (Pfd. Reg.) 58,797,000 14,910,702
Telebras sponsored ADR  369,400  44,997,538
  73,876,940
CANADA - 3.0%
Abitibi-Consolidated, Inc.   164,600  2,444,355
Alcan Aluminium Ltd.   514,500  16,683,183
Alliance Forest Products, Inc. (a) 153,000 3,223,698 Alliance Forest Products, Inc. (a)(c) 159,000 3,350,117
BCE, Inc.   480,600  20,453,922
Canadian Pacific Ltd.   53,700  1,576,156
Canadian National Railway Co.   29,600  1,924,791
Canadian Natural Resources Ltd. (a)  336,300  7,226,825
Cominco Ltd.   593,700  9,729,386
Domtar, Inc.   1,001,000  8,394,423
Greenstone Resources Ltd. (a)  268,800  1,634,271
Inco Ltd.   295,700  5,176,481
National Bank of Canada  714,800  14,736,084
Noranda, Inc.   712,800  14,694,853
Renaissance Energy Ltd. (a)  49,600  954,946
Rio Alto Exploration Ltd. (a)  641,700  7,399,315
St. Laurent Paperboard, Inc. (a)(c)  295,900  4,021,982
 123,624,788
DENMARK - 0.9%
Den Danske Bank Group AS  107,800  13,063,423
International Service Systems AS, Series B 153,700 8,303,013 Jyske Bank AS (Reg.) 13,100 1,520,543
Novo-Nordisk AS Class B  48,100  7,795,217
Unidanmark AS Class A  82,800  6,951,177
  37,633,373

 SHARES VALUE (NOTE 1)
FINLAND - 2.5%
Cultor OY, Series 1  109,700 $ 6,478,980
Enso OY Class R  1,479,600  15,740,426
Huhtamaki Ord.   152,200  8,793,654
Metsa-Serla Ltd. Class B  2,004,600  20,774,010
Nokia Corp. AB, Series A  203,600  13,667,938
Outokumpu OY Class A  306,100  4,295,057
Pohjola Class B  148,770  8,240,745
UPM-Kymmene Corp.   607,000  18,203,320
Valmet OY  367,200  6,068,364
  102,262,494
FRANCE - 13.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  527,700  95,643,601
Accor SA  65,932  17,952,080
Axa SA  196,665  23,065,951
Atos SA (a)  44,064  7,356,810
Cap Gemini Sogeti SA  183,300  23,782,258
Coflexip sponsored ADR  149,100  10,623,375
Compagnie de Saint Gobain  29,000  4,827,311
Credit Commercial de France Ord.   174,800  13,938,699
Eramet SA  145,938  7,321,750
Elf Sanofi SA  105,600  12,788,836
GAN (Groupe des Assururances
 Nationales) (a)  622,546  17,716,111
Generale des Eaux, Cie  25,900  4,810,400
Groupe Danone  59,500  14,036,050
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  30,000  6,169,948
Lafarge SA  95,100  8,973,636
Lafarge SA (RFD)  7,925  726,738
Lagardere S.C.A. (Reg.)  275,100  10,511,338
Michelin SA (Compagnie Generale
 des Etablissements) Class B  271,889  17,114,169
Nationale Elf Aquitaine  287,600  37,696,885
Pechiney SA Class A  476,125  21,277,120
Peugeot SA Ord.   27,700  4,804,186
Renault SA Ord. (a)  170,300  7,893,297
Rhone Poulenc SA Class A  628,925  30,727,941
Royal Canin SA (c)  83,400  5,026,584
Scor SA  137,300  8,457,653
Societe Generale Class A  177,500  36,918,349
Total SA Class B  717,490  85,223,914
Unibail (a)  26,228  3,747,168
Usinor Sacilor  864,000  12,918,017
Union Assurances Federale SA  95,500  14,929,064
Valeo SA  72,200  7,172,622
  574,151,861
GERMANY - 4.6%
Allianz AG  82,900  26,837,831
BHF Bank AG  640,200  26,557,659
BASF AG  440,800  19,979,464
Bayer AG  325,700  14,528,552
Continental Gummi-Werke AG  183,500  5,236,581
Daimler-Benz AG Ord.   159,700  15,815,271
Deutsche Bank AG  67,900  5,383,908
Deutsche Lufthansa AG  525,400  12,433,599
Hoechst AG Ord.   355,700  14,375,358
Mannesmann AG Ord.   40,400  33,428,587
Philipp Holzmann AG (a)  12,600  3,774,598
Veba AG Ord.   179,600  11,950,665
  190,302,073
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - 0.7%
China Telecom (Hong Kong) Ltd.   4,158,000 $ 8,030,137
CLP Holdings Ltd.   720,000  3,456,669
Dairy Farm International Holdings Ltd.  1,888,000  2,416,640
Hutchison Whampoa Ltd. Ord.   462,000  2,856,011
Johnson Electric Holdings Ltd.   1,353,000  4,583,629
Li & Fung Ltd.   298,000  499,968
National Mutual Asia Ltd.   2,008,000  1,606,711
Peregrine Investments Holdings Ltd.   2,084,000  3
Sun Hung Kai Properties Ltd.   214,000  1,270,439
Vtech Holdings Ltd.   1,072,000  3,763,102
  28,483,309
IRELAND - 1.4%
Bank of Ireland, Inc.   1,164,449  23,755,305
CRH PLC  266,246  3,772,786
Elan Corp. PLC ADR (a)  93,900  5,833,538
Independent Newspapers PLC  1,609,950  9,683,656
Smurfit (Jefferson) Group PLC
 (U.K. Exchange)  1,465,700  5,436,539
Smurfit (Jefferson) Group PLC  2,966,300  10,820,469
  59,302,293
ITALY - 1.4%
Assicurazioni Generali Spa  624,800  18,701,351
Credito Italiano Ord.   2,076,600  10,862,758
Eni Spa  1,367,300  9,156,476
Telecom Italia Spa  383,330  2,886,059
Telecom Italia Mobile Spa  3,209,900  18,377,473
  59,984,117
JAPAN - 16.6%
Acom Co. Ltd.   205,300  10,804,043
Aiful Corp. (c)  121,000  7,980,124
Aiwa Co. Ltd.   79,900  2,376,096
Asahi Breweries Ltd.   601,000  7,841,393
Bank of Tokyo-Mitsubishi Ltd.   200,000  2,467,909
Banyu Pharmaceutical Co. Ltd.   458,000  5,896,330
Bridgestone Corp.   394,000  8,958,253
Canon, Inc.   691,000  16,283,305
Circle K Japan Co. Ltd.   26,400  1,083,230
Citizen Watch Co. Ltd. Ord.   859,000  5,755,769
Daiwa House Industry Co. Ltd.   216,000  1,740,034
Daiwa Securities Co. Ltd.   1,418,000  5,337,850
Dainippon Ink & Chemicals, Inc.   747,000  2,390,175
Denny's Japan Co. Ltd.   144,000  3,686,053
Fuji Bank Ltd.   930,000  5,216,262
Fuji International Trust unit sponsored
 ADR (c)  107  1,270,225
Fuji Photo Film Co. Ltd.   780,000  27,658,949
Fujitsu Ltd.   451,000  5,245,963
Fujitec Co. Ltd.  579,000  3,574,478
Hitachi Ltd.   1,807,000  12,910,544
Hitachi Maxell Ltd.   948,000  17,985,770
Honda Motor Co. Ltd.   938,000  33,897,232
Ito-Yokado Co. Ltd.   229,000  11,809,900
Jafco Co. Ltd.   87,000  2,888,537
Kao Corp.   574,000  8,405,270
Long Term Credit Bank of
 Japan Ltd. (The)  3,928,000  6,417,286
Mabuchi Motor Co.   38,200  2,202,989
Matsushita Electric Industrial Co. Ltd.   1,451,000  23,159,194
Matsushita Communication Industrial
 Co. Ltd.   175,000  5,151,515
Matsushita Electric Works Co. Ltd.   1,346,000  12,059,025

 SHARES VALUE (NOTE 1)
Meitec Corp.   105,000 $ 3,438,735
Minebea Co. Ltd.   1,923,000  21,426,990
Minolta Camera Co. Ltd.   1,697,000  10,987,540
Mitsubishi Electric Co. Ord.   2,836,000  7,259,477
Mitsubishi Estate Co. Ltd.   1,257,000  12,113,382
Mitsubishi Heavy Industries Ltd.   736,000  2,715,151
Mitsubishi Trust & Banking Corp.   388,000  3,680,632
Mitsui Fudosan Co. Ltd.   561,000  5,102,112
Nintendo Co. Ltd. Ord.   198,000  18,096,894
Nippon Telegraph & Telephone
 Corp. Ord.   795  6,942,970
Nomura Securities Co. Ltd.   1,455,000  17,691,134
Nichicon Corp.   208,000  2,254,997
Nichiei Co. Ltd.   65,890  5,109,482
Omron Corp.   1,043,000  16,293,807
Orix Corp.   281,400  19,384,980
Rohm Co. Ltd.   188,000  21,146,019
Sakura Bank Ltd.   3,872,000  13,263,768
Sankyo Co. Ltd.   2,364,000  58,376,961
Sekisui House Ltd.   426,000  3,316,273
Sharp Corp.   426,000  3,335,517
Shin-Etsu Chemical Co. Ltd.   356,000  6,914,963
Sony Corp.   307,200  26,097,711
Shohkoh Fund & Co. Ltd.   13,400  4,247,243
Sony Music Entertainment Japan, Inc.   242,300  9,449,381
Sumitomo Realty & Development
 Co. Ltd.   1,846,000  8,825,221
Sumitomo Special Metals Co.   96,000  2,146,584
TDK Corp.   209,000  16,458,799
Takeda Chemical Industries Ltd.   1,415,000  40,268,774
Takefuji Corp.   147,500  7,717,862
Takefuji Corp. (c)  108,000  5,651,044
Terumo Corp.   159,000  2,319,910
THK Co. Ltd.   1,016,900  9,723,041
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  610,000  6,613,213
Toyota Motor Corp.   185,000  4,805,195
Tokyo Electron Ltd.   153,000  5,989,836
Tokyo Seimitsu Co. Ltd.   108,000  3,162,959
Uni Charm Corp. Ord.   146,000  5,495,953
Yamanouchi Pharmaceutical Co. Ltd.   368,000  8,671,861
  688,950,074
LUXEMBOURG - 0.1%
Stolt Comex Seaway SA (a)  184,300  5,989,750
MALAYSIA - 0.1%
Malayan Banking BHD  52,000  153,248
Oriental Holdings BHD  1,994,800  4,168,638
  4,321,886
MEXICO - 1.1%
Grupo Carso SA de CV Class A-1  295,000  1,855,040
Grupo Elektra SA  1,044,100  1,490,166
Grupo Financiero Bancomer Class B  28,730,000  19,825,458
Grupo Financiero Banamex-
 Accival Class B (a)  1,949,000  6,082,018
Grupo Financiero Inbursa SA Class B  932,000  2,842,534
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  246,800  13,975,050
  46,070,266
NETHERLANDS - 8.9%
Ahold NV  375,376  11,696,270
AKZO Nobel NV  239,900  48,765,468
Beter Bed Holding NV  167,300  5,610,040
Benckiser NV Class B  169,300  9,872,135
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NETHERLANDS - CONTINUED
Hagemeyer NV  239,300 $ 11,421,163
ING Groep NV  695,729  44,973,431
Koninklijke Hoogovens NV  281,800  12,683,021
VNU Ord.   242,400  7,840,625
Nutreco Holding NV  367,000  13,087,047
Philips Electronics NV (Bearer)  930,700  83,763,000
Royal Dutch Petroleum Co. Ord.   780,500  44,147,024
Royal Ptt Nederland NV  145,700  7,523,161
Unilever NV Ord.   709,000  50,424,947
Vendex International NV  86,000  5,512,439
Vendex International NV (c)  168,800  10,819,764
Vedior NV  138,150  4,195,267
  372,334,802
NEW ZEALAND - 0.1%
Air New Zealand Ltd. Class B  1,054,400  1,488,879
Sky Network Television Ltd. (a)  731,000  1,092,936
  2,581,815
NORWAY - 0.4%
Den Norske Bank AS Class A Free shares  301,200  1,581,335
NCL Holdings AS (a)  2,595,000  12,477,131
Schibsted AS, Series B  178,250  3,390,009
  17,448,475
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   62,400  5,171,400
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  144,400  2,238,200
PORTUGAL - 0.8%
BPI-SGPS SA (Reg.)  411,300  19,102,696
Banco Pinto & Sotto Mayor SA (Reg.)  193,500  4,866,669
Electricidade de Portugal SA  223,300  5,822,370
Portugal Telecom SA  32,000  1,718,290
Telecel Comunicacoes Pessoais SA (a)  13,000  2,330,382
  33,840,407
RUSSIA - 0.1%
Vimpel Communications
 sponsored ADR (a)  94,300  5,092,200
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   4,882,000  1,788,165
Singapore International Airlines Ltd.   190,000  1,235,870
  3,024,035
SOUTH AFRICA - 0.3%
Amalgamated Banks of South Africa Ltd.   186,500  1,614,599
Gencor Ltd. (Reg.)  302,940  722,356
Sasol, Ltd.   1,076,500  10,864,055
  13,201,010
SPAIN - 2.0%
Banco Bilbao Vizcaya SA Ord. (Reg.)  439,300  22,583,600
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  85,179  3,340,024
Iberdrola SA  291,800  4,687,781
Mapfre Vida SA  76,200  3,797,384
Repsol SA Ord.   113,100  6,192,485
Telefonica de Espana SA Ord.   1,025,800  42,779,502
  83,380,776

 SHARES VALUE (NOTE 1)
SWEDEN - 5.5%
ABB AB:
 Series A  564,300 $ 9,131,421
 Series B  270,000  4,177,626
Astra AB Class A Free shares  2,108,533  43,227,700
Ericsson (L.M.) Telephone Co. Class B 186,000 9,566,265 Electrolux AB 160,200 14,872,350
ForeningsSparbanken AB, Series A  281,600  8,786,838
Granges AB (Reg.)  32,600  592,681
IBS (International Business Systems) AB
 Class B Free shares (a)  496,500  7,650,182
Investor AB Class B Free shares  150,000  8,451,957
Mandamus AB rights 6/15/98 (a)  281,600  439,342
Nordbanken Holding AB  1,246,600  9,161,922
SKF AB Ord.   225,600  4,537,831
Skandia Foersaekrings AB  188,100  13,072,606
Svenska Handelsbanken  461,600  20,890,917
Swedish Match Co.   8,140,900  28,131,430
Volvo AB Class B  1,598,300  47,543,902
  230,234,970
SWITZERLAND - 6.0%
Adecco SA (Bearer)  17,300  7,547,792
Compagnie Financiere Richemont AG
 Class A Unit (Bearer)  1,100  1,575,301
Credit Suisse Group (Reg.)  267,400  58,777,060
Holderbank Financiere Glarus AG (Bearer)  500  522,880
Julius Baer Holding AG  10,312  28,436,475
Nestle SA (Reg.)  19,429  37,659,622
Novartis AG (Reg.)  46,833  77,363,512
Roche Holding AG  1,026  10,391,214
Swiss Bank Corp. (Reg.)  38,500  13,360,754
Union Bank of Switzerland Ord. (Bearer)  9,850  15,851,329
  251,485,939
UNITED KINGDOM - 15.1%
BAT Industries PLC Ord.   1,781,900  16,791,400
BBA Group PLC  528,442  4,339,556
Bank of Scotland  686,100  8,425,569
Barclays PLC Ord.   762,600  21,979,123
Barratt Developments PLC  1,542,300  8,258,884
Billiton PLC  1,514,700  4,327,601
Boots Co. PLC Class L (The)  293,000  4,535,629
British Aerospace PLC  764,310  25,514,643
British Petroleum PLC Ord.   2,303,335  36,348,252
British Telecommunications PLC Ord.   864,400  9,373,114
Cable & Wireless PLC Ord.   627,600  7,182,869
Caradon PLC  6,549,290  21,173,841
Commercial Union PLC  325,300  6,081,891
Cookson Group PLC  7,850,962  35,220,185
Courtaulds Textiles PLC  1,034,600  5,548,837
Devro PLC  227,800  2,066,703
Dorling Kindersley Holdings PLC,
 Class L  337,200  1,447,922Dr Solomons Group PLC
 sponsored ADR (a)  375,700  11,177,075
English China Clay PLC  363,800  1,498,318
Gallaher Group PLC  2,108,500  10,991,391
Glaxo Wellcome PLC  1,006,300  28,414,410
Hazlewood Foods PLC Ord.   478,400  1,526,697
HSBC Holdings:
 PLC  648,000  19,055,140
 PLC Ord.   376,846  11,881,199
Inchcape PLC Ord.   1,835,000  6,859,992
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Johnson Matthey PLC  316,100 $ 3,200,528
Ladbroke Group PLC Ord.   2,238,200  12,293,884
Lloyds TSB Group PLC  3,217,296  48,137,228
National Grid Co. PLC  1,007,760  6,499,334
Pearson, PLC   383,100  5,997,582
Perpetual PLC  5,200  347,526
Pilkington PLC Ord.   2,532,200  5,309,654
Rentokil Initial PLC  4,389,900  28,256,720
Rio Tinto PLC (Reg.)  900,000  12,909,436
Royal & Sun Alliance Insurance
 Group PLC  445,913  4,976,810
Saatchi & Saatchi PLC  866,400  2,287,178
Scholl PLC  684,100  4,286,229
Shell Transport & Trading Co. PLC (Reg.) 4,620,700 34,355,182 Siebe, PLC 516,800 11,535,952
SmithKline Beecham PLC Ord.   3,700,344  44,081,473
Somerfield PLC  2,391,200  13,517,017
Tarmac PLC  1,998,000  3,864,034
Thames Water PLC Ord.   276,300  4,501,010
Tomkins PLC Ord.   339,700  1,997,849
Unigate PLC  605,500  7,344,720
Unilever PLC Ord.   1,960,800  20,868,787
Vodafone Group PLC  3,300,338  36,118,041
WPP Group PLC (a)  795,000  5,040,845
  627,747,260
UNITED STATES OF AMERICA - 0.7%
Aluminum Co. of America  183,200  14,198,000
Brio Technology, Inc.   1,400  15,400
D.R. Horton, Inc.   286,600  5,302,100
Heller Financial, Inc. Class A  13,400  361,800
Newmont Mining Corp.   83,800  2,697,313
Transocean Offshore, Inc.   98,600  5,509,275
  28,083,888
VENEZUELA - 0.1%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  80,500  2,696,750
TOTAL COMMON STOCKS
 (Cost $2,811,706,937)   3,802,562,054
CLOSED-END INVESTMENT COMPANIES - 0.5%
EMERGING MARKETS - 0.1%
Templeton Dragon Fund, Inc.   359,000  3,949,000
GERMANY - 0.3%
Emerging Germany Fund, Inc.    134,100  1,919,306
New Germany Fund, Inc. (The)   662,700  11,845,763
  13,765,069
MULTI-NATIONAL - 0.1%
Morgan Stanley Asia-Pacific
 Fund, Inc.    341,400  2,539,163
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $19,953,769)   20,253,232
PREFERRED STOCKS - 2.3%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.1%
UNITED STATES OF AMERICA - 0.1%
WBK Trust $3.135 STRYPES  167,700 $ 5,722,763
NONCONVERTIBLE PREFERRED STOCKS - 2.2%
AUSTRALIA - 0.1%
Sydney Harbour Casino Holdings Ltd. (a)  2,943,200  2,085,097
GERMANY - 0.7%
Boss (Hugo) AG  1,300  2,388,774
SAP AG (Systeme
 Anwendungen Produkte)  46,800  23,974,609
Wella AG  5,000  4,621,638
  30,985,021
ITALY - 1.4%
Telecom Italia:
 Spa  6,286,000  33,119,867
 Mobile Spa de Risp  6,799,700  24,478,925
  57,598,792
TOTAL NONCONVERTIBLE PREFERRED STOCKS   90,668,910
TOTAL PREFERRED STOCKS
 (Cost $43,604,177)   96,391,673
GOVERNMENT OBLIGATIONS - 0.2%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
ITALY - 0.2%
Italian Republic 5%,
 6/28/01  Aa3 $ 3,690,000  6,392,925
UNITED STATES OF AMERICA - 0.0%
U.S. Treasury Bill, yield at date
 of purchase 4.97%,
 7/23/98 (d) Aaa  1,750,000  1,730,435
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $7,799,585)   8,123,360
CASH EQUIVALENTS - 5.6%
 SHARES
Taxable Central Cash Fund
 (Cost $232,869,008) (b)  232,869,008 232,869,008
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,115,933,476)  $4,160,199,327
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
370 Nikkei 225 Stock
 Index Contracts June 98 $ 28,952,500 $(2,499,669)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.7%
PREFERRED STOCK ABBREVIATIONS
STRYPES - Structured Yield Product
  Exchangeable for Common Stock

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,794,792 or 1.0% of net assets.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,657,750.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,078,916,934 and $1,176,181,302, respectively (see Note 3 of Notes to Financial Statements).
The market value of futures contracts opened and closed during the period amounted to $59,666,388 and $42,385,888, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $104,082 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries   8.6
Cash Equivalents   5.6
Construction & Real Estate    3.3
Durables   6.6
Energy   7.5
Finance   21.1
Government Obligations   0.2
Health   9.1
Holding Companies   1.5
Industrial Machinery & Equipment   7.1
Media & Leisure   2.8
Nondurables   5.7
Precious Metals   0.5
Retail & Wholesale   2.4
Services   1.9
Technology   6.5
Transportation   0.6
Utilities   8.4
    100.0%
INCOME TAX INFORMATION
At April 30, 1998 the aggregate cost of investment securities for income tax purposes was $3,116,822,924. Net unrealized appreciation aggregated $1,043,376,403, of which $1,213,398,411 related to appreciated investment securities and $170,022,008 related to depreciated investment securities.
OVERSEAS
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                              $ 4,160,199,327
(COST $3,115,933,476) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                  55,650,471

RECEIVABLE FOR FUND SHARES SOLD                                                                  24,605,975

DIVIDENDS RECEIVABLE                                                                             19,249,812

INTEREST RECEIVABLE                                                                              989,838

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                              322,090

OTHER RECEIVABLES                                                                                52,897

 TOTAL ASSETS                                                                                    4,261,070,410

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                 $ 31,246,195

PAYABLE FOR FUND SHARES REDEEMED                                                   10,865,646

ACCRUED MANAGEMENT FEE                                                             3,087,185

OTHER PAYABLES AND                                                                 1,778,535
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                               46,977,561

NET ASSETS                                                                                      $ 4,214,092,849

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                 $ 3,102,687,203

DISTRIBUTIONS IN EXCESS OF                                                                       (6,891,403)
NET INVESTMENT INCOME

ACCUMULATED UNDISTRIBUTED                                                                        76,714,752
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                        1,041,582,297
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 110,505,105 SHARES OUTSTANDING                                                  $ 4,214,092,849

NET ASSET VALUE, OFFERING PRICE                                                                  $38.13
AND REDEMPTION PRICE PER SHARE ($4,214,092,849 (DIVIDED BY) 110,505,105 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 34,778,607
DIVIDENDS

INTEREST                                                                         6,688,697

                                                                                 41,467,304

LESS FOREIGN TAXES WITHHELD                                                      (3,839,163)

 TOTAL INCOME                                                                    37,628,141

EXPENSES

MANAGEMENT FEE                                                    $ 14,302,388
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            3,022,352

TRANSFER AGENT FEES                                                5,330,172

ACCOUNTING FEES AND EXPENSES                                       416,872

NON-INTERESTED TRUSTEES' COMPENSATION                              3,819

CUSTODIAN FEES AND EXPENSES                                        1,043,782

REGISTRATION FEES                                                  131,119

AUDIT                                                              43,381

LEGAL                                                              10,710

REPORTS TO SHAREHOLDERS                                            270,880

MISCELLANEOUS                                                      49,970

 TOTAL EXPENSES BEFORE REDUCTIONS                                  24,625,445

 EXPENSE REDUCTIONS                                                (316,639)     24,308,806

NET INVESTMENT INCOME                                                            13,319,335

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             79,228,076

 FOREIGN CURRENCY TRANSACTIONS                                     (858,738)

 FUTURES CONTRACTS                                                 (1,270,619)   77,098,719

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             548,678,858

 ASSETS AND LIABILITIES IN                                         (298,089)
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 (677,681)     547,703,088

NET GAIN (LOSS)                                                                  624,801,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 638,121,142

OTHER INFORMATION                                                               $ 172,522
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 CUSTODIAN CREDITS                                                               532

 TRANSFER AGENT CREDITS                                                          143,585

                                                                                $ 316,639






                                                                             SIX MONTHS ENDED         YEAR ENDED
                                                                             APRIL 30, 1998           OCTOBER 31,
                                                                             (UNAUDITED)              1997
STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                                   $     13,319,335         $    45,608,708
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                          77,098,719             255,298,607

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                             547,703,088             239,293,026

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  638,121,142             540,200,341

DISTRIBUTIONS TO SHAREHOLDERS                                                     (29,950,699)            (36,606,761)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                (6,891,403)             -

 FROM NET REALIZED GAIN                                                          (145,109,412)           (161,278,875)

 TOTAL DISTRIBUTIONS                                                             (181,951,514)           (197,885,636)

SHARE TRANSACTIONS                                                              1,906,859,135           4,490,417,585
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                    176,077,750             192,007,203

 COST OF SHARES REDEEMED                                                       (2,102,465,903)         (4,361,912,739)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 SHARE TRANSACTIONS                                                               (19,529,018)            320,512,049

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                        436,640,610              662,826,754

NET ASSETS

 BEGINNING OF PERIOD                                                           3,777,452,239            3,114,625,485

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF
 NET INVESTMENT INCOME OF $(6,891,403) AND $41,157,042,                      $ 4,214,092,849          $ 3,777,452,239
 RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                             55,367,465              132,727,973

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                           5,371,502                6,343,151

 REDEEMED                                                                        (60,953,917)            (128,555,588)

 NET INCREASE (DECREASE)                                                            (214,950)              10,515,536



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS





                                            SIX MONTHS ENDED                    YEARS ENDED OCTOBER 31,
                                            APRIL 30, 1998

SELECTED PER-SHARE DATA                     (UNAUDITED)         1997       1996         1995       1994        1993

NET ASSET VALUE, BEGINNING OF PERIOD         $ 34.12            $ 31.08    $ 28.57      $ 29.17    $ 27.16     $ 21.96

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                       .12 D              .43 D      .48 I        .31        .18          .27

 NET REALIZED AND UNREALIZED GAIN (LOSS)     5.57               4.61       2.72         (.44)      2.26         7.40

 TOTAL FROM INVESTMENT OPERATIONS            5.69               5.04       3.20         (.13)      2.44         7.67

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                  (.28)              (.37)      (.34)        (.02)      (.15)        (.37)

 IN EXCESS OF NET INVESTMENT INCOME          (.06)              -           -            -         (.17)        -

 FROM NET REALIZED GAIN                      (1.34)             (1.63)     (.35)        (.45)      (.11)        (2.10) F

 TOTAL DISTRIBUTIONS                         (1.68)             (2.00)     (.69)        (.47)      (.43)        (2.47)

NET ASSET VALUE, END OF PERIOD               $ 38.13            $ 34.12    $ 31.08      $ 28.57    $ 29.17      $ 27.16

TOTAL RETURN B, C                            17.48%             17.03%     11.41%       (.34)%     9.13% E      39.01% E

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000 OMITTED)                                $4,214,093         $3,777,452 $3,114,625   $2,276,306 $2,283,211  $1,490,666

RATIO OF EXPENSES TO AVERAGE NET ASSETS      1.30% A            1.23%      1.14%        1.05%      1.24%        1.27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER                                        1.29% A, G         1.20% G    1.12% G      1.05%      1.24%        1.27%
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                           .70% A             1.28%      1.74%        1.78%      .90%         1.00%

PORTFOLIO TURNOVER RATE                      61% A              68%        82%          49%        49%          64%

AVERAGE COMMISSION RATE H                    $ .0077            $ .0109    $ .0134

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
  CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
  PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
  YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E TOTAL RETURNS DO NOT INCLUDE ONE TIME SALES CHARGE.
F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS
  ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS
  ORDINARY INCOME.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
  WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
  MAY DIFFER.
I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
  WHICH AMOUNTED TO $.08 PER SHARE.


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED         PAST 6  PAST 1  PAST 5   LIFE OF
APRIL 30, 1998        MONTHS  YEAR    YEARS    FUND

FIDELITY WORLDWIDE    19.73%  31.11%  109.75%  145.05%

MSCI WORLD            18.86%  29.04%  107.45%  134.47%

GLOBAL FUNDS AVERAGE  16.66%  27.18%  104.18%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 30, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 214 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED         PAST 1  PAST 5  LIFE OF
APRIL 30, 1998        YEAR    YEARS   FUND

FIDELITY WORLDWIDE    31.11%  15.97%  11.98%

MSCI WORLD            29.04%  15.71%  11.36%

GLOBAL FUNDS AVERAGE  27.18%  15.07%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Worldwide                   MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                     9976.64
  1990/06/30      10290.00                     9902.62
  1990/07/31      10570.00                     9989.88
  1990/08/31       9380.00                     9051.77
  1990/09/30       8450.00                     8094.23
  1990/10/31       8950.00                     8846.73
  1990/11/30       8950.00                     8698.31
  1990/12/31       8898.23                     8877.31
  1991/01/31       9150.44                     9198.82
  1991/02/28       9654.88                    10047.22
  1991/03/31       9321.95                     9748.02
  1991/04/30       9412.75                     9821.21
  1991/05/31       9483.37                    10040.73
  1991/06/30       8807.43                     9417.84
  1991/07/31       9352.22                     9859.59
  1991/08/31       9493.46                     9825.22
  1991/09/30       9654.88                    10079.83
  1991/10/31       9695.23                    10240.21
  1991/11/30       9180.71                     9790.88
  1991/12/31       9599.06                    10500.46
  1992/01/31       9701.07                    10302.97
  1992/02/29       9996.89                    10122.11
  1992/03/31       9762.27                     9642.19
  1992/04/30      10190.71                     9773.45
  1992/05/31      10619.15                    10159.10
  1992/06/30      10251.92                     9815.63
  1992/07/31      10149.91                     9837.48
  1992/08/31      10007.10                    10073.46
  1992/09/30      10007.10                     9977.88
  1992/10/31       9823.48                     9704.42
  1992/11/30       9976.49                     9874.98
  1992/12/31      10194.86                     9951.68
  1993/01/31      10530.15                     9981.98
  1993/02/28      10781.62                    10215.46
  1993/03/31      11399.81                    10804.71
  1993/04/30      11682.71                    11302.49
  1993/05/31      12049.43                    11559.98
  1993/06/30      11923.70                    11460.02
  1993/07/31      12185.64                    11693.15
  1993/08/31      12950.52                    12226.26
  1993/09/30      12814.31                    11997.44
  1993/10/31      13369.63                    12325.16
  1993/11/30      13128.64                    11625.06
  1993/12/31      13920.64                    12191.05
  1994/01/31      14914.21                    12992.28
  1994/02/28      14689.86                    12821.27
  1994/03/31      14134.32                    12265.65
  1994/04/30      14625.76                    12641.94
  1994/05/31      14604.39                    12671.61
  1994/06/30      14305.25                    12633.52
  1994/07/31      14743.28                    12870.80
  1994/08/31      14989.00                    13255.48
  1994/09/30      14700.54                    12904.26
  1994/10/31      14914.21                    13268.36
  1994/11/30      14401.40                    12689.97
  1994/12/31      14332.82                    12809.88
  1995/01/31      14253.69                    12614.52
  1995/02/28      14423.25                    12795.36
  1995/03/31      14502.37                    13408.98
  1995/04/30      14864.08                    13873.19
  1995/05/31      15011.03                    13988.72
  1995/06/30      15214.49                    13981.28
  1995/07/31      15836.18                    14677.67
  1995/08/31      15440.56                    14347.51
  1995/09/30      15587.50                    14762.30
  1995/10/31      15056.24                    14526.70
  1995/11/30      15101.46                    15027.93
  1995/12/31      15363.09                    15464.12
  1996/01/31      15786.03                    15740.67
  1996/02/29      15991.79                    15833.30
  1996/03/31      16266.13                    16093.49
  1996/04/30      16746.23                    16468.62
  1996/05/31      17043.43                    16479.56
  1996/06/30      17032.00                    16559.58
  1996/07/31      16414.73                    15971.03
  1996/08/31      16849.10                    16151.29
  1996/09/30      17169.17                    16780.32
  1996/10/31      17352.06                    16894.13
  1996/11/30      18152.22                    17837.53
  1996/12/31      18239.31                    17548.51
  1997/01/31      18464.49                    17756.70
  1997/02/28      18974.10                    17957.61
  1997/03/31      18725.22                    17599.05
  1997/04/30      18689.67                    18170.96
  1997/05/31      19791.85                    19289.22
  1997/06/30      20834.77                    20247.97
  1997/07/31      21699.92                    21177.22
  1997/08/31      20538.49                    19757.23
  1997/09/30      22150.28                    20827.25
  1997/10/31      20467.38                    19727.72
  1997/11/30      20064.43                    20073.46
  1997/12/31      20441.89                    20314.75
  1998/01/31      20762.29                    20877.50
  1998/02/28      22223.34                    22286.37
  1998/03/31      23633.13                    23224.02
  1998/04/30      24504.63                    23447.48
IMATRL PRASUN   SHR__CHT 19980430 19980506 114241 R00000000000099
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $24,505 - a 145.05% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,447 - a 134.47% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An Interview with Penny Dobkin, Portfolio Manager of Fidelity
Worldwide Fund
Q. HOW DID THE FUND PERFORM, PENNY?
A. Quite well. For the six-month and one-year periods that ended April 30, 1998, the fund returned 19.73% and 31.11%, respectively. The global funds average tracked by Lipper Analytical Services returned 16.66% and 27.18% over the same periods, while the Morgan Stanley Capital International World Index returned 18.86% for the past six months and 29.04% over the past year.
Q. WHY DID THE FUND OUTPERFORM THE INDEX OVER THE PAST SIX MONTHS?
A. Probably the most important reason was the fund's overweighting versus the index in Europe, the best-performing region in the world during this period. On the other hand, the fund remained underweighted in Japan - which continued to turn in a poor performance - relative to the index over the period. Another reason the fund outperformed was that it had a handful of extremely well-performing stocks that the index did not hold. For example, South African bank Amalgamated Banks of South Africa has been a stellar performer in 1998, benefiting from interest rate declines in South Africa plus a bounce in numerous emerging markets, including South Africa. Another fund holding, Russian cellular company Vimpel Communications saw phenomenal growth during the period. Its valuation compared with the world average for cellular stocks was extremely cheap, and it benefited from very low cellular phone penetration in Russia, which gives the company real growth potential. In addition, Mexican bank Grupo Financiero Bancomer outperformed as that country's economy continued to look fairly strong. The fund also benefited from a larger weighting than the index in some top-performing stocks, including French defense electronics company Alcatel Alsthom and Netherlands'-based Philips Electronics.
Q. YOU ALSO BEAT YOUR PEER GROUP OVER THE SAME PERIOD . . .
A. Yes, for pretty much the same reasons. As we just discussed, the fund was overweighted versus the index in Europe. And, while other funds in the peer group were overweighted versus the index as well, they were not as overweighted as I was. The fund also was underweighted versus its competitors in the dragging Japanese market.
Q. HOW WOULD YOU DESCRIBE THE OVERALL WORLDWIDE INVESTMENT ENVIRONMENT IN THE PAST SIX MONTHS?
A. Clearly, Europe was at the top of the heap, with only companies involved with base metals and chemicals - what we call hard durables - faltering. The U.S. market also performed fairly well. During the period, Japan slowed from barely a crawl to being almost comatose. Southeast Asia and South Korea were a roller coaster ride, looking good in January and February, then giving it all back in March and April. On the other side of the world, most Latin American holdings consistently underperformed during the past six months. In terms of overall emerging market performance, there were no real standouts during the period except Egypt and Greece, where the fund did not have any holdings.
Q. WHY DID EUROPE DO SO WELL?
A. There were several main factors. European companies in general - and banks specifically - greatly benefited from a drop in interest rates. And many companies continued to benefit from corporate restructuring measures that they have been taking over the past few years to improve their profitability. In addition, many exporting companies in Europe got a boost from the strong dollar; it makes their products cheaper. For the first time ever, European markets did not move on the strength of inflows from outside investors, but on the strength of domestic investors. This trend began in 1996, when many European governments' social security systems began looking less sound and company pensions were cut. As a result, more and more Europeans began investing in stocks, bonds and mutual funds to build their retirement savings.
Q. YOU MENTIONED THAT EUROPEAN BANKS GOT A BOOST FROM FALLING INTEREST RATES. HOW DID THEY DO OVERALL?
A. Very well. They definitely benefited from lower interest rates, but they also were helped by the rise in local mutual fund activity that we just discussed. Banks in Europe are universal, which means that they have asset-management and investment-banking functions as well as lending businesses. So, if European investors want to buy mutual funds, stocks or bonds, they go to their local bank. As a result, banks are considered the preeminent beneficiaries of all capital market activity on the European continent. Top-10 holding Swiss bank Julius Baer was a good example of a bank that benefited in this environment.
Q. WHAT WERE SOME OF THE FUND'S STRONGEST-PERFORMING STOCKS OVER THE
PERIOD?
A. As previously mentioned, the fund's top two holdings - Alcatel Alsthom and Philips Electronics - continued to greatly benefit from restructuring measures, and, compared to their counterparts worldwide, they were considerably cheaper. The Italian market - probably the strongest market in the world during the period with the exception of Spain - boosted the performance of another top-10 holding, Telecom Italia. By world standards for fixed-line telephone companies, Telecom Italia was about the cheapest in world, and it beat everyone in the market. Societe Generale D'Enterprises, a French construction company, was helped by a greatly improving French economy. As France came out of its doldrums, property and construction companies benefited from an increased demand for housing.
Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Sure. For the most part, they were regrets about missed opportunities. For example, the fund missed out on a couple of top-performing European telecommunications companies, specifically Vodafone and Orange in the U.K. I didn't appreciate just how much subscriber growth would accelerate when these companies launched prepaid phone cards. I also wish I had owned French bank Societe Generale. I thought this bank would be hurt by its South Korean exposure, but Korea improved somewhat and the strong financial environment and growing French market helped the bank turn in a solid performance.
Q. ANYTHING ELSE?
A. Yes. I was greatly disappointed by the failure of the U.S. government and tobacco companies to put together tobacco legislation. This negatively affected the performance of one of the fund's largest U.S. holdings, Philip Morris. As I've mentioned in previous reports, it is widely believed that any legislation would hardly put a dent in the company's value because its stock is worth so much more than any settlement. Therefore, legislation is expected to boost the stock's performance.
Q. PENNY, WHAT'S THE OUTLOOK FOR THE FUND?
A. I expect Europe to continue to look strong and emerging markets overall to continue to look weak, but other markets are more difficult to forecast. The big question is will the Japanese market recover. I don't foresee this in the short term, but the state of the Japanese economy could change very quickly. For example, if the government announced that it was cutting corporate and individual taxes, the economy could easily take off. In terms of other world markets, I will be keeping a close eye on Southeast Asia and looking for buying opportunities there. It is still unclear whether Southeast Asia is experiencing a short-term or long-term cycle of underperformance.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PENNY DOBKIN ON THE ROLE EMERGING MARKETS PLAY IN THE
WORLDWIDE FUND:
"Before one can talk about emerging markets, one has to define them in the context of a global fund like this one, which is compared to the MSCI World Index. By this definition, emerging markets don't include Hong Kong, Singapore or Malaysia because they are part of the index. However, emerging markets would include most of Southeast Asia, Latin America, Eastern Europe, the
Indian subcontinent, the Middle East and Africa.
"I don't foresee a time when the fund would have a significant investment in all emerging markets, as many funds did in 1993 when many emerging markets went up at the same time. I am more likely to concentrate on one or two markets at any given time. If this fund is going to have a significant weighting in emerging markets - which means about 20% of its assets - I would have to believe that there was a huge turnaround starting to happen economically in a particular emerging market.
"I believe you can't invest in an emerging market until you are completely comfortable that its currency has stabilized. That's because many companies in emerging markets have offshore debt, usually dollar- or deutsche mark-based. And, when an emerging market country's currency is officially devalued or depreciated by financial markets, then companies there have to spend a lot more of their earnings and cash flow paying off debt. The problem for many of these companies is that foreign financing has been much cheaper in terms of basic interest rates than local financing. So, there has been tremendous incentive for companies to use offshore financing. "Another rule I tend to follow with emerging markets is to stick with larger, more liquid companies - those you can sell easily when the market drops. There's no point in being a brilliant stock picker of small-capitalization companies if you can't sell the stocks when the economy turns for the worse. I think it will be years before small-cap and mid-cap companies outperform large-cap ones in emerging markets.
"I also try to focus on choosing well-performing industries, not just targeting the right countries. In the mid-90s, if you got the right emerging market, you could choose just about any industry. Now, I think people are much more judicious about what industries they invest in. For instance, if consumption trails a country's overall economic growth, that country's retailers will probably not perform well, even in a fairly strong economy."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in common stocks from around the world
FUND NUMBER: 318
TRADING SYMBOL: FWWFX
START DATE: May 30, 1990
SIZE: as of April 30, 1998, more than $1.3 billion
MANAGER: Penelope Dobkin, since inception;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980
(checkmark)
WORLDWIDE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
CANADA 4.6%
ROW: 1, COL: 1, VALUE: 4.6
ROW: 1, COL: 2, VALUE: 5.8
ROW: 1, COL: 3, VALUE: 10.1
ROW: 1, COL: 4, VALUE: 4.1
ROW: 1, COL: 5, VALUE: 5.5
ROW: 1, COL: 6, VALUE: 6.9
ROW: 1, COL: 7, VALUE: 21.7
ROW: 1, COL: 8, VALUE: 5.0
ROW: 1, COL: 9, VALUE: 8.6
ROW: 1, COL: 10, VALUE: 27.7
FINLAND 5.8%
UNITED STATES 27.7%
FRANCE 10.1%
ITALY 4.1%
UNITED
KINGDOM 8.6%
JAPAN 5.5%
SWITZERLAND 5.0%
NETHERLANDS 6.9%
OTHER 21.7%
AS OF OCTOBER 31, 1997
CANADA 5.8%
ROW: 1, COL: 1, VALUE: 23.8
ROW: 1, COL: 2, VALUE: 7.2
ROW: 1, COL: 3, VALUE: 4.3
ROW: 1, COL: 4, VALUE: 3.6
ROW: 1, COL: 5, VALUE: 23.5
ROW: 1, COL: 6, VALUE: 7.6
ROW: 1, COL: 7, VALUE: 9.800000000000001
ROW: 1, COL: 8, VALUE: 8.800000000000001
ROW: 1, COL: 9, VALUE: 5.6
ROW: 1, COL: 10, VALUE: 5.8
FINLAND 5.6%
UNITED STATES 23.8%
FRANCE 8.8%
JAPAN 9.8%
UNITED
KINGDOM 7.2%
SWITZERLAND 4.3%
NETHERLANDS 7.6%
TURKEY 3.6%
OTHER 23.5%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  95.9         94.5

SHORT-TERM INVESTMENTS  4.1          5.5

TOP TEN STOCKS
                                         % OF FUND'S  % OF FUND'S
                                         INVESTMENTS  INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

ALCATEL ALSTHOM COMPAGNIE GENERALE       2.2          1.3
 D'ELECTRICITE SA SPONSORED ADR
(FRANCE, ELECTRICAL EQUIPMENT)

PHILIPS ELECTRONICS NV (BEARER)          2.1          1.7
(NETHERLANDS, ELECTRICAL EQUIPMENT)

GRUPO FINANCIERO BANCOMER SA DE CV       1.6          1.2
 SPONSORED ADR, SERIES C
(MEXICO, BANKS)

TELECOM ITALIA SPA                       1.5          0.6
(ITALY, TELEPHONE SERVICES)

BCE, INC.                                1.5          1.4
(CANADA, TELEPHONE SERVICES)

PORSCHE AG                               1.5          0.0
(GERMANY, AUTOS, TIRES & ACCESSORIES)

JULIUS BAER HOLDING AG                   1.3          0.8
(SWITZERLAND, BANKS)

ICELAND GROUP PLC                        1.3          0.0
(UNITED KINGDOM, GROCERY STORES)

(SGE) SOCIETE GENERALE D'ENTREPRISES SA  1.2          0.6
(FRANCE, CONSTRUCTION)

CIBA SPECIALTY CHEMICALS AG              1.2          1.4
(SWITZERLAND, CHEMICALS & PLASTICS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           17.5         14.6

BASIC INDUSTRIES                  12.9         18.6

DURABLES                          8.7          7.7

CONSTRUCTION & REAL ESTATE        7.6          6.0

UTILITIES                         7.4          6.5

NONDURABLES                       6.9          6.9

RETAIL & WHOLESALE                6.8          6.2

INDUSTRIAL MACHINERY & EQUIPMENT  6.2          8.3

MEDIA & LEISURE                   5.3          5.5

ENERGY                            4.6          0.7

WORLDWIDE FUND
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.3%
Bansud SA Class B (a)  430,000 $ 4,042,505
AUSTRIA - 0.4%
OMV AG  33,621  4,986,408
BERMUDA - 0.4%
Terra Nova (Bermuda) Holdings Ltd.   174,300  5,337,938
BRAZIL - 1.9%
Companhia Paranaense de
 Energia-Copel Class B  60,000  855,000
Rossi Residencial SA  4,800,000  7,345,547
Telebras sponsored ADR  81,500  9,927,719
Telesp PN (Pfd. Reg.)  20,034,511  6,815,116
  24,943,382
CANADA - 4.6%
BCE, Inc.   468,000  19,917,677
Domtar, Inc.   565,100  4,738,950
Edperbrascan Corp. Ltd., Class A (vtg.)  324,900  6,629,917
Falconbridge Ltd.   590,000  9,070,897
Imasco Ltd.   300,000  11,289,703
National Bank of Canada  464,300  9,571,858
  61,219,002
FINLAND - 5.8%
Cultor OY Ord., Series 2  165,000  9,775,312
Enso OY Class R  1,000,000  10,638,298
Huhtamaki Ord.   190,000  10,977,623
Merita Ltd., Series A  800,000  5,341,159
Metsa-Serla Ltd. Class B  1,400,000  14,508,437
Raisio Group PLC  56,000  10,271,460
UPM-Kymmene Corp.   475,000  14,244,773
  75,757,062
FRANCE - 10.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  813,900  29,503,866
Accor SA  30,000  8,168,453
Credit Commercial de France Ord.   118,400  9,441,316
Eramet SA  128,374  6,440,560
Galeries Lafayette SA  15,700  13,771,243
Lagardere S.C.A. (Reg.)  385,000  14,710,524
Metaleurop SA (a)  522,665  5,843,567
Pechiney SA Class A  189,959  8,488,906
Societe Fonciere Lyonnaise SA  86,000  13,158,236
(SGE) Societe Generale
 d'Entreprises SA (a)  422,620  16,463,891
Total SA Class B  59,000  7,008,057
  132,998,619
GERMANY - 0.6%
(BMW) Muenchen Bayerische
 Motorenwerke AG  5,700  6,417,618
Kamps AG (a)  65,500  1,841,834
  8,259,452
HONG KONG - 0.3%
Dairy Farm International
 Holdings Ltd.  2,500,000  3,200,000
Sime Darby Hongkong Ltd.   836,000  342,557
  3,542,557
IRELAND - 1.6%
Independent Newspapers PLC  1,668,800  10,037,632
Smurfit (Jefferson) Group PLC  2,800,000  10,385,693
  20,423,325

 SHARES VALUE (NOTE 1)
ISRAEL - 0.3%
Blue Square-Israel Ltd. sponsored ADR (a) 265,700 $ 4,251,200
ITALY - 1.4%
Credito Italiano Ord.   2,253,100  11,786,035
Saipem Spa Ord. (a)   1,090,000  6,242,980
  18,029,015
JAPAN - 5.5%
Aiful Corp. (c)  91,000  6,001,581
Honda Motor Co. Ltd.   194,000  7,010,728
Minebea Co. Ltd.   865,000  9,638,246
Minolta Camera Co. Ltd.   859,000  5,561,754
Nomura Securities Co. Ltd.   581,000  7,064,295
Nichicon Corp.   360,000  3,902,880
Orix Corp.   55,000  3,788,820
Shohkoh Fund & Co. Ltd.   28,700  9,096,706
Takefuji Corp.   41,500  2,171,466
Takefuji Corp. (c)  40,000  2,092,979
THK Co. Ltd.   1,031,100  9,858,814
Tokyo Electron Ltd.   155,000  6,068,135
  72,256,404
MEXICO - 3.3%
Grupo Financiero Banamex-
 Accival Class B (a)  4,690,000  14,635,539
Grupo Financiero Bancomer SA de CV
 sponsored ADR, Series C (a)(c)  1,579,000  21,711,250
Grupo Financiero Inbursa SA Class B  2,280,000  6,953,839
  43,300,628
NETHERLANDS - 6.5%
AKZO Nobel NV  49,400  10,041,743
Benckiser NV Class B  213,120  12,427,345
Hagemeyer NV  112,000  5,345,467
New Holland NV  394,900  9,675,050
Philips Electronics NV  60,000  5,400,000
Philips Electronics NV (Bearer) 302,500 27,225,000 Samas-Groep NV (d) 243,613 15,097,042
  85,211,647
NORWAY - 1.0%
Schibsted AS, Series B  715,200  13,601,875
PORTUGAL - 0.5%
BPI-SGPS SA (Reg.)  137,600  6,390,788
RUSSIA - 1.1%
Vimpel Communications sponsored ADR  266,600  14,396,400
SINGAPORE - 0.2%
Wing Tai Holdings Ltd.   2,563,000  2,087,951
SOUTH AFRICA - 1.5%
Amalgamated Banks of South Africa Ltd.   665,500  5,761,477
Orion Selections Holdings Ltd.   1,500,000  4,452,360
Sasol, Ltd.   916,400  9,248,323
  19,462,160
SPAIN - 1.3%
Banco De Valencia SA (Reg.)  182,400  5,382,119
Catalana Occidente SA  88,500  6,070,030
Mapfre Vida SA  125,000  6,229,304
  17,681,453
SWEDEN - 3.5%
Astra AB Class A Free shares  210,000  4,305,276
BTL AB, Series B  1,600,000  9,139,203
Castellum AB  861,400  10,218,268
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Fastighets AB Tornet  350,000 $ 5,302,620
Hemkopskedjan AB, Series B  359,000  4,883,504
Volvo AB Class B  435,000  12,939,747
  46,788,618
SWITZERLAND - 5.0%
Banque Cantonale Vaudoise (Bearer)  17,100  7,403,584
Ciba Specialty Chemicals AG (a)  135,000  16,320,855
Credit Suisse Group (Reg.)  25,000  5,495,237
Helvetia Patria Holdings (Reg.)  3,200  3,666,156
Julius Baer Holding AG  6,200  17,097,182
SIG AG (Reg.)  7,600  6,317,725
Union Bank of Switzerland Ord. (Bearer)  6,100  9,816,559
  66,117,298
UNITED KINGDOM - 8.6%
Amec PLC Ord.   2,057,900  6,292,161
BTP PLC  850,000  6,007,361
Courtaulds Textiles PLC  1,400,000  7,508,575
Doncasters PLC sponsored ADR (a)  241,800  7,435,350
English China Clay PLC  1,700,000  7,001,487
Hazlewood Foods PLC Ord.   3,000,900  9,526,417
House of Fraser PLC Class L  1,733,400  4,604,902
Iceland Group PLC  4,587,550  17,054,355
Laporte PLC  750,000  10,087,455
Somerfield PLC  1,970,000  11,136,051
Shell Transport & Trading Co. PLC (Reg.) 675,000 5,018,666 Smith Holdings PLC (DS) 2,900,000 11,144,236
Thistle Hotels PLC  1,750,000  5,087,586
Unilever PLC Ord.   570,000  6,066,508
  113,971,110
UNITED STATES OF AMERICA - 23.3%
AccuStaff, Inc. (a)  330,000  11,838,750
Alliant Techsystems, Inc. (a)  176,000  11,253,000
Alumax, Inc.   212,300  10,482,313
America West Holdings Corp. Class B (a)  38,100  1,152,525
Amoco Corp.   140,000  6,195,000
Breed Technologies, Inc.   338,000  6,823,375
CNF Transportation, Inc.   290,000  11,201,250
Callaway Golf Co.   265,000  7,221,250
Chesapeake Corp.   135,000  4,910,625
Coastal Corp. (The)  110,000  7,858,125
Consolidated Freightways Corp. (a)  300,000  5,381,250
Dayton Hudson Corp.   57,900  5,055,394
Dillards, Inc. Class A  125,000  4,578,125
Federated Department Stores, Inc. (a) 140,000 6,886,250 FIRSTPLUS Financial Group, Inc. (a) 250,000 12,125,000
Fruit of the Loom, Inc. Class A (a) 125,000 4,671,875 Gibson Greetings, Inc. (a) 248,900 6,510,291
International Business Machines Corp.   46,400  5,376,600
King World Productions, Inc.   520,000  13,877,500
Lone Star Industries, Inc.  43,300  3,577,663
Maxim Group, Inc. (a)  255,000  4,590,000
Mirage Resorts, Inc. (a)  250,000  5,515,625
Occidental Petroleum Corp.   125,000  3,679,688
Owens-Corning  278,500  11,575,156
Penney (J.C.) Co., Inc.   127,500  9,060,469
Pep Boys-Manny, Moe & Jack  410,000  8,917,500
Personnel Group of America, Inc. (a)  140,000  2,782,500
Philip Morris Companies, Inc.   309,000  11,529,563
Phillips Petroleum Co.   75,000  3,717,188
Phycor, Inc. (a)  300,000  6,825,000
Providian Financial Corp.   150,000  9,028,125

 SHARES VALUE (NOTE 1)
Rubbermaid, Inc.   305,000 $ 8,730,625
Ryder Systems, Inc.   240,000  8,355,000
SLM Holding Corp.   246,700  10,531,006
Southdown, Inc.   90,000  6,367,500
Starwood Hotels & Resorts Trust  100,000  5,018,750
Texas Instruments, Inc.   100,000  6,406,250
USX-Marathon Group   170,000  6,088,125
Ultramar Diamond Shamrock Corp.   330,000  10,663,125
US Airways Group, Inc. (a)  70,000  4,978,750
U.S. Office Products Co. (a)  165,750  2,931,703
USFreightways Corp.   170,000  6,077,500
Valero Energy Corp.   150,000  4,856,250
Wellpoint Health Networks, Inc. (a)  33,000  2,380,125
  307,581,684
VENEZUELA - 0.7%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  290,000  9,715,000
TOTAL COMMON STOCKS
 (Cost $944,590,082) 1,182,353,481
PREFERRED STOCKS - 6.2%
CONVERTIBLE PREFERRED STOCKS - 0.7%
NETHERLANDS - 0.4%
Samas-Groep NV  79,306  4,902,938
UNITED STATES OF AMERICA- 0.3%
Unisys Corp. $3.75, Series A  84,200  4,136,325
TOTAL CONVERTIBLE PREFERRED STOCKS   9,039,263
NONCONVERTIBLE PREFERRED STOCKS - 5.5%
GERMANY - 2.8%
Dyckerhoff AG   23,000  7,914,695
Jungheinrich AG  36,800  7,397,294
Moebel Walther AG  51,700  2,187,872
Porsche AG  7,500  19,126,900
  36,626,761
ITALY - 2.7%
Telecom Italia Spa  3,823,250  20,144,055
Telecom Italia Mobile Spa de Risp  4,400,000  15,840,003
  35,984,058
TOTAL NONCONVERTIBLE PREFERRED STOCKS   72,610,819
TOTAL PREFERRED STOCKS
 (Cost $62,545,069)   81,650,082
CASH EQUIVALENTS - 4.1%
Taxable Central Cash Fund
 (Cost $54,472,747) (b)  54,472,747  54,472,747
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,061,607,898)  $ 1,318,476,310
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,805,810 or 2.2% of net assets.
(d) Affiliated company (see Note 7 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $570,109,833 and $592,827,403, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $58,042 for the period (see Note 4 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Beru AG  $ - $ 2,813,372 $ - $ -
Haci Omer Sabanci Holdings AS   -  1,818,488  -  -
Samas-Groep NV   528,511  -  -  15,097,042
TOTALS  $ 528,511 $ 4,631,860 $ - $ 15,097,042
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   1.4%
Basic Industries   12.9
Cash Equivalents   4.1
Construction & Real Estate   7.6
Durables   8.7
Energy   4.6
Finance   17.5
Health   1.0
Holding Companies   1.1
Industrial Machinery & Equipment   6.2
Media & Leisure   5.3
Nondurables   6.9
Retail & Wholesale   6.8
Services   2.0
Technology   3.1
Transportation   3.4
Utilities   7.4
    100.0%
INCOME TAX INFORMATION
At April 30, 1998 the aggregate cost of investment securities for income tax purposes was $1,062,072,824. Net unrealized appreciation aggregated $256,403,486 of which $287,325,249 related to appreciated investment securities and $30,921,763 related to depreciated investment securities.
WORLDWIDE
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,061,607,898) -                                    $ 1,318,476,310
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                 1,424
(COST $1,424)

RECEIVABLE FOR INVESTMENTS SOLD                                                                1,078,619

RECEIVABLE FOR FUND SHARES SOLD                                                                16,290,929

DIVIDENDS RECEIVABLE                                                                           4,083,535

INTEREST RECEIVABLE                                                                            306,930

OTHER RECEIVABLES                                                                              18,824

 TOTAL ASSETS                                                                                  1,340,256,571

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                $ 2,998,337

PAYABLE FOR FUND SHARES REDEEMED                                                  5,419,192

ACCRUED MANAGEMENT FEE                                                            792,397

OTHER PAYABLES AND                                                                574,308
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                             9,784,234

NET ASSETS                                                                                    $ 1,330,472,337

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                               $ 1,012,844,445

UNDISTRIBUTED NET INVESTMENT INCOME                                                            4,638,324

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN                  56,126,088
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                      256,863,480
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 69,597,672                                                                    $ 1,330,472,337
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                $19.12
AND REDEMPTION PRICE PER SHARE ($1,330,472,337 (DIVIDED BY) 69,597,672 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 9,835,347
DIVIDENDS

INTEREST                                                                         2,711,878

                                                                                 12,547,225

LESS FOREIGN TAXES WITHHELD                                                      (1,123,511)

 TOTAL INCOME                                                                    11,423,714

EXPENSES

MANAGEMENT FEE                                                    $ 4,298,879

TRANSFER AGENT FEES                                                1,633,407

ACCOUNTING FEES AND EXPENSES                                       316,310

NON-INTERESTED TRUSTEES' COMPENSATION                              2,058

CUSTODIAN FEES AND EXPENSES                                        322,995

REGISTRATION FEES                                                  48,638

AUDIT                                                              32,514

LEGAL                                                              3,558

REPORTS TO SHAREHOLDERS                                            76,566

MISCELLANEOUS                                                      24,449

 TOTAL EXPENSES BEFORE REDUCTIONS                                  6,759,374

 EXPENSE REDUCTIONS                                                (95,165)      6,664,209

NET INVESTMENT INCOME                                                            4,759,505

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  57,165,108
 REALIZED GAIN OF $1,062,506
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (565,909)     56,599,199

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             152,051,033

 ASSETS AND LIABILITIES IN                                         5,256         152,056,289
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  208,655,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 213,414,993

OTHER INFORMATION                                                               $ 66,646
EXPENSE REDUCTIONS
DIRECTED BROKERAGE ARRANGEMENTS

 TRANSFER AGENT CREDITS                                                          28,519

                                                                                $ 95,165






                                                                                SIX MONTHS ENDED  YEAR ENDED
                                                                                APRIL 30, 1998    OCTOBER 31,
                                                                                (UNAUDITED)       1997

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                                       $    4,759,505   $    13,203,402
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                            56,599,199       131,822,297

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                               152,056,289        21,778,124

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    213,414,993       166,803,823

DISTRIBUTIONS TO SHAREHOLDERS                                                        (7,179,195)       (9,779,572)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                             (75,708,402)      (21,857,664)

 TOTAL DISTRIBUTIONS                                                                (82,887,597)      (31,637,236)

SHARE TRANSACTIONS                                                                  676,057,747      1,506,418,739
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                       81,440,892        31,099,635

 COST OF SHARES REDEEMED                                                           (718,745,079)    (1,388,711,635)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM SHARE TRANSACTIONS                                                             38,753,560        148,806,739

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                           169,280,956        283,973,326

NET ASSETS

 BEGINNING OF PERIOD                                                              1,161,191,381        877,218,055

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $4,638,324 AND $12,155,595, RESPECTIVELY)                            $ 1,330,472,337    $ 1,161,191,381

OTHER INFORMATION
SHARES

 SOLD                                                                                39,422,408         90,093,952

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                              5,220,569          2,080,227

 REDEEMED                                                                           (42,300,009)       (82,695,485)

 NET INCREASE (DECREASE)                                                              2,342,968          9,478,694



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.







FINANCIAL HIGHLIGHTS
                                           SIX MONTHS ENDED                 YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1998

SELECTED PER-SHARE DATA                    (UNAUDITED)        1997       1996       1995       1994       1993
NET ASSET VALUE,
BEGINNING OF PERIOD                        $ 17.27            $ 15.18    $ 13.32    $ 13.96    $ 12.76    $ 9.63

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                     .07 D              .21 D, I   .22        .17        .08        .11

 NET REALIZED AND UNREALIZED
 GAIN (LOSS)                               3.05               2.43       1.79       (.08)      1.37       3.28

 TOTAL FROM INVESTMENT OPERATIONS          3.12               2.64       2.01       .09        1.45       3.39

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                (.11)              (.17)      (.15)      (.16)      (.10)      (.24)

 FROM NET REALIZED GAIN                    (1.16)             (.38)      -          (.57)      (.15)      (.02) H

 TOTAL DISTRIBUTIONS                       (1.27)             (.55)      (.15)      (.73)      (.25)      (.26)

NET ASSET VALUE, END OF PERIOD             $ 19.12            $ 17.27    $ 15.18    $ 13.32    $ 13.96    $ 12.76

TOTAL RETURN B, C                          19.73%             17.95%     15.25%     .95%       11.55%     36.10% E

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000 OMITTED)                              $1,330,472         $1,161,191 $877,218   $659,045   $748,738   $287,278

RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.19% A            1.18%      1.19%      1.17%      1.32%      1.40%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER                                      1.17% A, F         1.16% F    1.18% F    1.16% F    1.32%      1.40%
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                         .84% A             1.24%      1.71%      2.05%      1.40%      1.99%

PORTFOLIO TURNOVER RATE                    108% A             85%        49%        70%        69%        57%

AVERAGE COMMISSION RATE G                  $ .0017            $ .0054    $ .0003

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
  THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
C THE TOTAL RETURNS FOR PERIODS OF LESS THAN
  ONE YEAR HAVE NOT BEEN ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE.
F FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
  OR REDUCED A PORTION OF THE FUND'S EXPENSES
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER
  SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE
  ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
  TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
  MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.
H INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS
  ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS
  ORDINARY INCOME.
I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
  WHICH AMOUNTED TO $.06 PER SHARE.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded is expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information"
at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
International Value  .87%
Overseas  .92%
Diversified International  .85%
International Growth & Income, Worldwide .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE - CONTINUED
advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:
Overseas, International Growth & Income
 and Diversified International .28%
Worldwide  .29%
International Value  .24%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, an affiliate of FMR was record owner of approximately 6% of the total outstanding shares of the International Value Fund.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS
THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP61
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
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950 Northgate Drive
San Rafael, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Ave.
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COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
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265 Church Street
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300 Atlantic Street
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29 South Main Street
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DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
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4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
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4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
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8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29115 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine  Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert Lawrence, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Spillane Jr., VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND, INTERNATIONAL VALUE FUND, OVERSEAS FUND,
 WORLDWIDE FUND
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Mace Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Pacific Basin Fund
Southeast Asia Fund
Overseas Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(registered trademark)
P.O. Box 193
Boston, MA 02101
(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
SEMIANNUAL REPORT
APRIL 30, 1998
CONTENTS



MARKET RECAP                      4    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                       DURING THE PAST SIX MONTHS.

CANADA FUND                       5    PERFORMANCE
                                  6    FUND TALK: THE MANAGER'S OVERVIEW
                                  8    INVESTMENT CHANGES
                                  9    INVESTMENTS
                                  11   FINANCIAL STATEMENTS

EMERGING MARKETS FUND             13   PERFORMANCE
                                  14   FUND TALK: THE MANAGER'S OVERVIEW
                                  16   INVESTMENT CHANGES
                                  17   INVESTMENTS
                                  20   FINANCIAL STATEMENTS

EUROPE FUND                       22   PERFORMANCE
                                  23   FUND TALK: THE MANAGER'S OVERVIEW
                                  25   INVESTMENT CHANGES
                                  26   INVESTMENTS
                                  28   FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND  30   PERFORMANCE
                                  31   FUND TALK: THE MANAGER'S OVERVIEW
                                  33   INVESTMENT CHANGES
                                  34   INVESTMENTS
                                  36   FINANCIAL STATEMENTS

FRANCE FUND                       38   PERFORMANCE
                                  39   FUND TALK: THE MANAGER'S OVERVIEW
                                  41   INVESTMENT CHANGES
                                  42   INVESTMENTS
                                  44   FINANCIAL STATEMENTS

GERMANY FUND                      46   PERFORMANCE
                                  47   FUND TALK: THE MANAGER'S OVERVIEW
                                  49   INVESTMENT CHANGES
                                  50   INVESTMENTS
                                  52   FINANCIAL STATEMENTS

HONG KONG AND CHINA FUND          54   PERFORMANCE
                                  55   FUND TALK: THE MANAGER'S OVERVIEW
                                  57   INVESTMENT CHANGES
                                  58   INVESTMENTS
                                  60   FINANCIAL STATEMENTS

JAPAN FUND                        62   PERFORMANCE
                                  63   FUND TALK: THE MANAGER'S OVERVIEW
                                  65   INVESTMENT CHANGES
                                  66   INVESTMENTS
                                  68   FINANCIAL STATEMENTS

JAPAN SMALL COMPANIES FUND        70   PERFORMANCE
                                  71   FUND TALK: THE MANAGER'S OVERVIEW
                                  73   INVESTMENT CHANGES
                                  74   INVESTMENTS
                                  76   FINANCIAL STATEMENTS

LATIN AMERICA FUND                78   PERFORMANCE
                                  79   FUND TALK: THE MANAGER'S OVERVIEW
                                  81   INVESTMENT CHANGES
                                  82   INVESTMENTS
                                  84   FINANCIAL STATEMENTS

NORDIC FUND                       86   PERFORMANCE
                                  87   FUND TALK: THE MANAGERS' OVERVIEW
                                  89   INVESTMENT CHANGES
                                  90   INVESTMENTS
                                  92   FINANCIAL STATEMENTS

PACIFIC BASIN FUND                94   PERFORMANCE
                                  95   FUND TALK: THE MANAGER'S OVERVIEW
                                  97   INVESTMENT CHANGES
                                  98   INVESTMENTS
                                  101  FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND               103  PERFORMANCE
                                  104  FUND TALK: THE MANAGER'S OVERVIEW
                                  106  INVESTMENT CHANGES
                                  107  INVESTMENTS
                                  110  FINANCIAL STATEMENTS

UNITED KINGDOM FUND               112  PERFORMANCE
                                  113  FUND TALK: THE MANAGER'S OVERVIEW
                                  115  INVESTMENT CHANGES
                                  116  INVESTMENTS
                                  119  FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS     121  NOTES TO THE FINANCIAL STATEMENTS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund.
If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


During the six-month period that ended April 30, 1998, some of the world's financial markets enjoyed robust growth, while others continued to unravel. Most European markets benefited from strong economies and low interest rates, while many Asian markets continued to writhe under the increasing pressures of currency devaluations, economic instability, and civil and political unrest. For the period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index returned 15.56%.
EUROPE: Most economies in Europe continued to thrive amidst an environment of relatively benign inflation and reduced interest rates, as many countries began to prepare for the advent of the European Monetary Union in January 1999. Many corporations followed the path to efficiency through restructuring and robust merger and acquisition activity. In addition, the stronger U.S. dollar made European exports more attractive. The MSCI Europe Index returned an impressive 29.24% during the period. Strong individual performers included Portugal, Spain and Italy. However, the strong U.S. dollar took back some of the gains for dollar-based investors in all European markets, except the United Kingdom.
EMERGING MARKETS: Latin American markets struggled as the economic turmoil in Southeast Asia prompted a massive sell-off of most emerging-market stocks at the beginning of the period. The Brazilian market rebounded and performed fairly well during the period after interest rates quickly fell from a high point of more than 40% in late fall 1997. However, Mexico and Venezuela - two major exporters of oil
- were victims of the plummeting price of oil at the end of 1997, which widened their trade gaps and eventually put pressure on their currencies. The MSCI Emerging Markets Free - Latin America Index returned 7.97% during the period. Southeast Asian markets - the origin of most of the volatility in emerging markets - performed poorly. The depreciation of many currencies in the region prompted central banks to dramatically raise interest rates, which had a slowing effect on the economies by making borrowing more expensive. The MSCI Far East ex-Japan Free Index fell 11.87% during the period. The Southeast Asian crisis also caused volatility in U.S. markets by introducing the threat of cheapening Asian imports.
JAPAN AND THE FAR EAST: Japan suffered from sharply falling stock prices and depreciating currencies relative to the U.S. dollar. In addition, the failure of several Japanese financial firms raised concerns about widespread corporate bankruptcies throughout the country. The Tokyo Stock Exchange Index - a gauge of the
Japanese market - was down 12.44% over the past six months. Although the Hong Kong market did suffer from the influence of currency problems in Southeast Asia at the beginning of the period, the market recovered in early 1998 and fared significantly better than other Asian markets because of its more mature and less volatile nature. The Hang Seng Index, which measures the performance of the Hong Kong stock market, dropped 0.64% during the period.
U.S. AND CANADA: Despite economic difficulties in Southeast Asia and the resulting concern that U.S. corporate earnings would slow, the U.S. stock market continued to perform well during the period. In fact, the Standard & Poor's 500 Index - a measure of the U.S. stock market - returned 22.49% during this time. Some U.S. corporations with business exposure to Asia did report disappointing earnings and their stocks were harshly punished - sometimes sending the market tumbling for a day or two. However, investors seemed to adopt a new attitude - one that overlooked short-term troubles and focused on longer-term growth - helping many of these stocks to rebound quickly. Overall, the continued strength of the U.S. economy, combined with low interest rates and low inflation, buoyed the stock market. Through the first four months of 1998, cash inflows into stock mutual funds were very strong and the Dow Jones Industrial Average closed above 9000 for the first time in April. Canada's stock market also generated healthy returns - to the point that share prices were often outpacing corporate profits, causing equity valuations to hit historic highs. In addition, Canada has improved its economy and the unemployment rate dropped from double digits a year ago to about 8.5% during the period. The Toronto Stock Exchange 300 was up 11.13% for the six-month period.
BONDS: Although bond markets couldn't keep pace with global equity markets, some bonds generated relatively strong gains. U.S.-based bonds topped most foreign bonds on the continued strength of the U.S. dollar and a backdrop of benign inflation. Convertible bonds - issues that are convertible into a fixed number of a company's common shares
- outperformed most other types of bonds, particularly government bonds, since they were more tied to the strength of regional equity markets. And, despite the turbulence created in many markets by the Southeast Asian crisis, the J.P. Morgan Emerging Markets Bond Index still managed to return 14.56% for the period. The Salomon Brothers Non-U.S. World Government Bond Index - a proxy for developed countries
- fell 1.02% for the period.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH APRIL 30, 1998.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.62
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.82
Row: 16, Col: 1, Value: 15.1
Row: 16, Col: 2, Value: 15.7
%
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  PAST 5   PAST 10
APRIL 30, 1998               MONTHS  YEAR    YEARS    YEARS

FIDELITY CANADA              9.40%   18.71%  56.78%   155.53%

FIDELITY CANADA              6.12%   15.15%  52.08%   147.86%
 (INCL. 3.00% SALES CHARGE)

TORONTO STOCK EXCHANGE 300   11.13%  27.30%  100.35%  162.56%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization weighted index of 300 stocks traded in the Canadian market. This benchmark includes reinvested dividends and capital gains if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
APRIL 30, 1998               YEAR    YEARS   YEARS

FIDELITY CANADA              18.71%  9.41%   9.84%

FIDELITY CANADA              15.15%  8.75%   9.50%
 (INCL. 3.00% SALES CHARGE)

TORONTO STOCK EXCHANGE 300   27.30%  14.91%  10.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1988/04/30       9700.00                    10000.00
  1988/05/31       9237.72                     9725.49
  1988/06/30       9950.73                    10504.99
  1988/07/31       9809.69                    10401.09
  1988/08/31       9339.58                     9882.47
  1988/09/30       9535.46                    10101.71
  1988/10/31       9982.07                    10415.89
  1988/11/30       9864.54                    10431.90
  1988/12/31      10081.43                    10739.39
  1989/01/31      10842.14                    11570.15
  1989/02/28      10537.86                    11289.75
  1989/03/31      10714.02                    11420.28
  1989/04/30      10930.22                    11673.63
  1989/05/31      11298.57                    11723.18
  1989/06/30      11843.08                    12089.08
  1989/07/31      12563.75                    12939.46
  1989/08/31      12627.81                    13174.79
  1989/09/30      12547.74                    12962.96
  1989/10/31      12371.57                    12980.56
  1989/11/30      12443.64                    13187.24
  1989/12/31      12802.18                    13402.30
  1990/01/31      11763.94                    12233.76
  1990/02/28      11830.92                    12149.14
  1990/03/31      12031.87                    12273.78
  1990/04/30      11454.14                    11342.00
  1990/05/31      12207.71                    12114.77
  1990/06/30      12492.38                    12135.75
  1990/07/31      12592.86                    12343.74
  1990/08/31      11864.42                    11596.95
  1990/09/30      11671.84                    11004.08
  1990/10/31      11362.04                    10644.42
  1990/11/30      11730.45                    10941.55
  1990/12/31      12099.03                    11416.56
  1991/01/31      12152.68                    11461.26
  1991/02/28      13270.48                    12302.91
  1991/03/31      13851.73                    12384.99
  1991/04/30      13959.04                    12371.87
  1991/05/31      14576.06                    12791.62
  1991/06/30      14593.95                    12598.59
  1991/07/31      14549.24                    12783.07
  1991/08/31      14424.04                    12841.19
  1991/09/30      13941.16                    12526.77
  1991/10/31      14558.18                    13117.50
  1991/11/30      14012.69                    12773.13
  1991/12/31      14238.63                    12834.76
  1992/01/31      14495.26                    12947.26
  1992/02/29      14580.81                    12844.22
  1992/03/31      14172.09                    12216.12
  1992/04/30      14001.00                    11999.08
  1992/05/31      14124.57                    12032.76
  1992/06/30      14048.52                    12135.66
  1992/07/31      14409.72                    12496.60
  1992/08/31      14191.10                    12273.19
  1992/09/30      13582.78                    11451.77
  1992/10/31      13525.74                    11670.23
  1992/11/30      13487.72                    11084.88
  1992/12/31      13829.95                    11501.22
  1993/01/31      13753.80                    11389.99
  1993/02/28      14610.44                    12081.49
  1993/03/31      15409.97                    12575.57
  1993/04/30      15809.73                    13105.20
  1993/05/31      16028.65                    13482.29
  1993/06/30      16847.22                    13695.56
  1993/07/31      16238.05                    13682.66
  1993/08/31      16647.33                    13932.44
  1993/09/30      15828.77                    13333.93
  1993/10/31      16961.44                    14375.31
  1993/11/30      16571.19                    13987.19
  1993/12/31      17352.56                    14659.84
  1994/01/31      18115.73                    15377.63
  1994/02/28      17343.02                    14737.65
  1994/03/31      16703.87                    14111.08
  1994/04/30      16579.85                    13928.69
  1994/05/31      16656.17                    14156.49
  1994/06/30      15740.36                    13203.89
  1994/07/31      16045.63                    13690.06
  1994/08/31      16646.63                    14441.69
  1994/09/30      16732.48                    14784.43
  1994/10/31      16389.06                    14478.81
  1994/11/30      15196.61                    13611.29
  1994/12/31      15272.98                    13797.32
  1995/01/31      14203.87                    13118.05
  1995/02/28      14786.16                    13661.22
  1995/03/31      15712.08                    14236.85
  1995/04/30      16189.36                    14586.95
  1995/05/31      16695.28                    15039.42
  1995/06/30      16924.37                    15325.88
  1995/07/31      17506.66                    15732.58
  1995/08/31      17287.11                    15657.06
  1995/09/30      17535.29                    15774.45
  1995/10/31      16752.55                    15508.54
  1995/11/30      17439.84                    16050.65
  1995/12/31      18234.70                    16236.89
  1996/01/31      18541.48                    17015.57
  1996/02/29      18704.47                    16963.22
  1996/03/31      18992.08                    17278.28
  1996/04/30      19356.39                    17866.72
  1996/05/31      19816.57                    18158.57
  1996/06/30      19174.23                    17576.11
  1996/07/31      18618.18                    17049.14
  1996/08/31      19413.91                    17902.69
  1996/09/30      19941.20                    18547.40
  1996/10/31      20938.26                    19989.96
  1996/11/30      21542.25                    21339.37
  1996/12/31      21144.49                    20740.64
  1997/01/31      22812.52                    21775.86
  1997/02/28      22248.51                    21639.92
  1997/03/31      20736.48                    20363.89
  1997/04/30      20880.48                    20624.94
  1997/05/31      22764.52                    22367.45
  1997/06/30      22368.51                    22591.64
  1997/07/31      23412.54                    24173.41
  1997/08/31      22524.52                    23109.31
  1997/09/30      24036.55                    24772.01
  1997/10/31      22656.52                    23625.12
  1997/11/30      21636.50                    22271.20
  1997/12/31      22438.16                    22867.88
  1998/01/31      21963.06                    22480.47
  1998/02/28      23116.87                    24356.50
  1998/03/31      24148.51                    26076.97
  1998/04/30      24786.50                    26255.75
IMATRL PRASUN   SHR__CHT 19980430 19980506 113654 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on April 30, 1988, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $24,786 - a 147.86% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $26,256 - a 162.56% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Tom Sweeney, Portfolio Manager of Fidelity Canada
Fund
Q. TOM, HOW DID THE FUND PERFORM?
A. For the six- and 12-month periods that ended April 30, 1998, the fund returned 9.40% and 18.71%, respectively, compared to the Toronto Stock Exchange (TSE) 300 returns of 11.13% and 27.30%.
Q. HOW WOULD YOU CHARACTERIZE THE CANADIAN STOCK MARKET'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. The Canadian market has been strengthening over the past six months. I would characterize the stock market as "frothy," with share prices going up much faster than the profits of its listed companies. Price-to-earnings ratios increased, valuations hit historic highs and stocks became very expensive. Within this environment, certain industries performed very strongly - financial services and telecommunications in particular. Although the market improved, Canada's heavy dependence on natural resources, which have underperformed the market, has limited the frothy performance of the Canadian stock market.
Q. WHAT WAS BEHIND THIS MARKET ENVIRONMENT?
A. One of the underlying factors included an improving Canadian economy, with the unemployment rate - which had been in double digits a year ago - dropping fairly dramatically to about 8.5%. However, one of the reasons that the Canadian economy lagged the U.S. is that there are more unions and labor regulations in Canada, so employers don't react quickly by increasing or reducing the number of employees when economic conditions shift. Provincial governments in Ontario and Alberta did a good job implementing economic reforms, but other provinces still have a number of workforce regulations that have proved cumbersome to employers.
Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK DURING THE PERIOD?
A. First, the fund's average market capitalization - or the average size of the companies in the fund - was much smaller than that of the TSE 300. During the period, large-cap stocks performed better than small-cap stocks. Second, the fund's weighting in natural resource stocks was heavier than the TSE 300's. These stocks generally underperformed, due primarily to events in Asia, that resulted in a drop in Asian consumption of these products. Finally, the fund's underweighting in banks, which performed very strongly, hurt fund performance.
Q. WHAT HAS YOUR STRATEGY BEEN WITHIN THIS ENVIRONMENT?
A. I've cut back on natural resource stocks. Within this group, performance varied. Some paper and forest product companies did very well, even though the underlying paper pricing showed no improvement during the period. However, after these stocks sold off last year due to fears about Asia's economic troubles, they became very cheap and prices rebounded. As they improved, I pared back the fund's weighting because I saw continued weak fundamentals. I also reduced holdings in precious metals producers after we saw a correction in the price of silver; the resulting performance of silver producers, including Pan American Silver and Silver Standard, was weak. Energy was another area that generally performed poorly. The warm winter weakened prices and inventories grew, factors that typically foreshadow weaker commodity prices. In fact, the price of oil came down very sharply in the past few months. The fund had been moderately overweighted relative to the TSE 300 in oil and gas stocks, so I sold some holdings during the period. I sold shares of Newport Petroleum and, to some extent, Renaissance Energy and Beau Canada because they did not make their production targets. However, in the long term I'm optimistic about energy, and will explain why later in our discussion.
Q. WHICH STOCKS PERFORMED WELL?
A. Some of the best opportunities in the past six months were in telecommunications companies. The fund benefited from the strong performance of BCE/Bell Canada, BC Telecom, Maritime Telegraph and Telephone, and Newtel Enterprises. However, these stocks became so expensive that I pared them back at the end of the period to be slightly underweighted relative to the TSE 300. Paper and forest product producers Donohue and MacMillan Bloedel did well. Avenor, a paper and forest product company, and Norcen, an energy company, were bought out by other companies during the period, and I took the opportunity to sell them at a profit. Some other energy holdings in the fund did very well. Examples include Genlyte, FirstEnergy - two of the fund's largest investments - and Niagara Mohawk. Banks, including National Bank of Canada, also performed very well.
Q. WHAT'S BEHIND THE STRONG PERFORMANCE OF BANK STOCKS?
A. In Canada, the valuations of bank stocks are currently at an historic high, but the performance of these stocks has been somewhat tempered because mergers and acquisitions are not allowed in Canada. However, a major event has recently occurred in the banking industry, with two of the big banks - Royal Bank of Canada and the Bank of Montreal - announcing that they want to merge. A governmental task force has formed to investigate the possibility of changing the law to allow mergers, with the decision expected in the fall. Interest rates are also a factor in the performance of bank stocks. The fundamentals for banks haven't been as good as for banks in the U.S., because interest rates have moved up slightly in Canada, and banks' earnings momentum has slowed. Still, the Canadian banks have generally had terrific performance. In spite of this slight rise in interest rates, investors are optimistic since the rate climb has propped up the Canadian dollar, which had been weakening.
Q. WHICH STOCKS PERFORMED POORLY?
A. In addition to the other natural resource stocks I mentioned before, base metal producers generally performed poorly. These included two zinc producers, Breakwater Resources and Cominco, as well as two nickel producers, Falconbridge and Inco. Their poor performance can be attributed primarily to the shakeup in Asian markets and the weak prices of underlying metals.
Q. WHERE ARE YOU FINDING NEW OPPORTUNITIES?
A. From a variety of industries. Seagram, one of the fund's top 10 holdings, had reported lower profits resulting from declining demand for its premium spirits in Asia, one of its prime markets, and its stock price declined. However, Seagram's asset value was significantly higher than the share price, so I added it to the fund, and it performed well. Noranda and Edperbrascan have been selling off some of their holdings; again, the companies' asset values were higher than their share prices and presented good investment opportunities. Westburne - a distributor of plumbing fixtures and supplies - showed promise based on excellent management and its earnings potential. The banking sector could benefit from the potential future allowance of bank mergers, so I added the Bank of Nova Scotia to the fund's holdings. Canadian Airlines, the second-largest airline in Canada after Air Canada, had been losing money for a long time, but recently posted a profit and showed promise for a turnaround.
Q. TOM, WHAT IS YOUR OUTLOOK?
A. Since Canada has a much higher proportion of its stock market in natural resources, it has lagged the U.S. market. However, I believe natural resources will make a recovery. It had begun a year ago, but was stalled by the Asia Pacific troubles and by two very warm winters and a cool summer. But, with low commodities prices limiting production, supply has tightened up. At some point, the tighter supply/demand balance could create a good scenario for price increases. Further, if the government continues to support the Canadian dollar and attract non-Canadian investors by increasing interest rates, foreign investment in Canada should have a positive impact on the Canadian stock market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
TOM SWEENEY ON THE ENERGY SECTOR:
"I'm optimistic on energy in the long term, although it has disappointed in the short term. In the next few years, the industry is poised for a recovery in energy prices, simply because there is very low spare capacity for the production of crude oil in the world. If you compare 1998 to 1985 - when the price of energy collapsed - there was a lot more spare capacity in 1985, because Saudi Arabia could have produced
10 million barrels a day; but, it had cut back to producing
2 million barrels a day to try to support the price. Now, Saudi
Arabia is back up to 8 million barrels, with very little spare production capacity in the rest of the world.
"If you look at capacity utilization historically, the last two times that it has been this high were in 1973 and 1979, when the price went up dramatically, in fact tripling in 1973. The world is now in a very tight supply/demand scenario for energy. Short-term, though, with one of the warmest winters just over, there has been lower demand and growing inventories.
"The U.S. has experienced declining energy production because we are a high-cost producer, with sources of energy discovered long ago drying up. Since Canadian oil fields are younger, Canadian production has been growing. Canada is now a net exporter of energy - because it uses less than it produces - so it has the potential to benefit from a future recovery in energy prices. Many Canadian energy companies are trading at low valuations relative to current energy prices.
If energy prices recover, I believe the shares of these companies have significant upside potential.
"The low valuations of Canadian energy companies have caught the eye of corporate buyers recently. Norcen Energy, a holding of the fund, was bought out by Union Pacific Resources, a large
U.S. energy company. This was announced in January, and helped boost the fund's performance during the period."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of April 30, 1998, more than $78 million
MANAGER: Tom Sweeney, since 1996; manager,
Fidelity Capital Appreciation Fund, 1986-1996;
Fidelity Select Paper and Forest Products Portfolio,
1986; joined Fidelity in 1985
(checkmark)

CANADA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
ROW: 1, COL: 1, VALUE: 25.3
ROW: 1, COL: 2, VALUE: 74.7
UNITED STATES 25.3%
CANADA 74.7%
AS OF OCTOBER 31, 1997
ROW: 1, COL: 1, VALUE: 26.4
ROW: 1, COL: 2, VALUE: 73.59999999999999
UNITED STATES 26.4%
CANADA 73.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  95.7         94.3

SHORT-TERM INVESTMENTS  4.3          5.7

TOP TEN STOCKS
                                     % OF FUND'S  % OF FUND'S
                                     INVESTMENTS  INVESTMENTS
                                                  IN THESE STOCKS
                                                  6 MONTHS AGO

GENLYTE GROUP, INC.                  6.7          7.4
(ELECTRICAL EQUIPMENT)

PAN AMERICAN SILVER CORP.            6.5          6.2
(PRECIOUS METALS)

NATIONAL BANK OF CANADA              4.9          2.9
(BANKS)

FIRSTENERGY CORP.                    4.0          0.0
(ELECTRIC UTILITY)

SEAGRAM CO. LTD.                     3.9          0.0
(BEVERAGES)

HANCOCK FABRICS, INC.                3.9          4.2
(RETAIL & WHOLESALE, MISCELLANEOUS)

ALCAN ALUMINIUM LTD.                 3.4          2.0
(METALS AND MINING)

DENBURY RESOURCES, INC.              3.3          0.8
(OIL & GAS)

BCE, INC.                            2.8          4.6
(TELEPHONE SERVICES)

FPI LTD.                             2.7          5.2
(FOODS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

BASIC INDUSTRIES                  14.1         19.2

UTILITIES                         14.1         11.3

ENERGY                            13.9         23.5

FINANCE                           10.2         5.3

NONDURABLES                       9.2          8.9

PRECIOUS METALS                   7.5          8.9

INDUSTRIAL MACHINERY & EQUIPMENT  6.7          7.4

TRANSPORTATION                    5.9          1.8

RETAIL & WHOLESALE                5.6          4.2

CONSTRUCTION & REAL ESTATE        3.1          0.0

CANADA
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.8%
Magellan Aerospace Corp. (a)  100,000 $ 646,481
BASIC INDUSTRIES - 14.1%
CHEMICALS & PLASTICS - 1.2%
Potash Corp. of Saskatchewan  10,000  890,318
IRON & STEEL - 0.3%
Linamar Corp.   4,000  262,763
METALS & MINING - 8.2%
Alcan Aluminium Ltd.   80,000  2,594,081
Breakwater Resources Ltd. (a)  200,000  363,395
Cominco Ltd.   80,000  1,311,017
Falconbridge Ltd.   10,000  153,744
Inco Ltd.   10,000  175,059
Noranda, Inc.   80,000  1,649,254
  6,246,550
PAPER & FOREST PRODUCTS - 4.4%
Alliance Forest Products, Inc. (a)  5,000  105,350
Cascades, Inc.   100,000  782,697
Domtar, Inc.   5,000  41,930
Donohue, Inc. (vtg.)  25,000  567,805
Groupe Forex, Inc.   2,200  8,730
MacMillan Bloedel Ltd.   50,000  711,066
Noranda Forest, Inc.   10,000  67,088
Paperboard Industries
 International, Inc. (a)  275,000  960,900
St. Laurent Paperboard, Inc. (a)  5,000  67,962
Tembec, Inc. Class A (a)  10,000  66,389
  3,379,917
TOTAL BASIC INDUSTRIES   10,779,548
CONSTRUCTION & REAL ESTATE - 3.1%
BUILDING MATERIALS - 3.1%
Emco Ltd.   5,000  51,364
Hussmann International, Inc.   40,000  695,000
Richelieu Hardware Ltd. (a)  5,000  64,118
St. Lawrence Cement, Inc. Class A  10,000  136,972
Westburne, Inc. (a)  105,000  1,394,179
  2,341,633
DURABLES - 0.3%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Canadian Tire Corp. Ltd. Series A (a)  10,000  250,882
ENERGY - 13.9%
ENERGY SERVICES - 0.8%
Bonus Resource Services Corp. (a)  40,000  138,370
Peak Energy Services Ltd. (a)  86,200  225,899
Precision Drilling Class A (a)  10,000  237,604
  601,873
OIL & GAS - 13.1%
Amber Energy, Inc. (a)  10,000  109,717
Anderson Exploration Ltd. (a)  10,000  121,598
Beau Canada Exploration Ltd. (a)  400,000  679,269
Canadian Natural Resources Ltd. (a)  25,000  537,231
Canadian Occidental Petroleum Ltd.   80,000  1,624,096
Denbury Resources, Inc. (a)  150,000  2,531,535
Encal Energy Ltd. (a)  90,000  364,793
Gulf Canada Resources Ltd. (a)  50,000  260,317
Northrock Resources Ltd. (a)  20,000  314,476

 SHARES VALUE (NOTE 1)
Penn West Petroleum Ltd. (a)  40,000 $ 521,332
Petro-Canada  50,000  842,098
Pinnacle Resources Ltd. (a)  50,000  489,186
Renaissance Energy Ltd. (a)  15,200  292,645
Rio Alto Exploration Ltd. (a)  25,000  288,270
Ulster Petroleums Ltd. (a)  30,000  236,906
Vermilion Resources Ltd. (a)  125,000  764,352
  9,977,821
TOTAL ENERGY   10,579,694
FINANCE - 10.2%
BANKS - 8.1%
Bank of Montreal  20,000  1,090,185
Bank of Nova Scotia   50,000  1,371,467
National Bank of Canada  180,000  3,710,821
  6,172,473
INSURANCE - 2.1%
Acceptance Insurance Co., Inc. (a)  5,000  114,063
Edperbrascan Corp. Ltd., Class A (vtg.)  75,000  1,530,452
  1,644,515
TOTAL FINANCE   7,816,988
INDUSTRIAL MACHINERY & EQUIPMENT - 6.7%
ELECTRICAL EQUIPMENT - 6.7%
Genlyte Group, Inc. (a)  200,000  5,087,500
POLLUTION CONTROL - 0.0%
Laidlaw Environmental Services, Inc. (a)  10,000  39,375
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,126,875
MEDIA & LEISURE - 2.3%
ENTERTAINMENT - 1.3%
Cinar Films, Inc. Class B (sub. vtg.) (a)  50,000  960,900
PUBLISHING - 1.0%
Thomson Corp.   25,000  752,123
TOTAL MEDIA & LEISURE   1,713,023
NONDURABLES - 9.2%
BEVERAGES - 3.9%
Seagram Co. Ltd.   70,000  2,984,032
FOODS - 5.3%
FPI Ltd. (a)  400,000  2,026,626
National Sea Products Ltd. (a)  300,000  1,897,341
Saputo Group, Inc.  5,000  131,556
  4,055,523
TOTAL NONDURABLES   7,039,555
PRECIOUS METALS - 7.5%
Greenstone Resources Ltd. (a)  10,000  60,799
Greenstone Resources Ltd.
 warrants 2/28/02 (a)  11,040  24,688
Pan American Silver Corp. (a)  500,000  4,944,268
Silver Standard Resources, Inc. (a)  210,800  707,111
  5,736,866
RETAIL & WHOLESALE - 5.6%
GENERAL MERCHANDISE STORES - 1.3%
Hudson's Bay Co. Ord.   10,000  217,338
Sears Canada, Inc.   40,000  747,755
  965,093
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.4%
Alementation Couch-Tard, Inc.
 Class B (sub. vtg.) (a)  15,000 $ 205,982
Metro, Inc. Class A  10,000  132,779
  338,761
RETAIL & WHOLESALE, MISCELLANEOUS - 3.9%
Hancock Fabrics, Inc.   200,000  2,975,000
TOTAL RETAIL & WHOLESALE   4,278,854
SERVICES - 2.0%
PRINTING - 0.2%
Moore Corporation Ltd.   10,000  156,190
SERVICES - 1.8%
CGI Group, Inc. Class A (sub. vtg.) (a)  50,000  1,376,708
TOTAL SERVICES   1,532,898
TRANSPORTATION - 5.9%
AIR TRANSPORTATION - 3.9%
Canadian Airlines Corp. (a)  300,000  1,111,150
Transat AT, Inc. (a)  240,000  1,844,928
  2,956,078
RAILROADS - 0.7%
Bombardier, Inc. Class B  20,000  539,502
TRUCKING & FREIGHT - 1.3%
Laidlaw, Inc.   75,000  1,043,013
TOTAL TRANSPORTATION   4,538,593
UTILITIES - 14.1%
CELLULAR - 0.3%
Teleglobe, Inc.   5,000  218,386
ELECTRIC UTILITY - 9.8%
Boralex, Inc. Class A (a)  100,000  314,476
Eastern Utilities Associates  10,000  262,500
FirstEnergy Corp.   100,000  3,025,000
Niagara Mohawk Power Corp. (a)  150,000  1,837,500
Unisource Energy Corp. (a)  113,000  1,998,688
  7,438,164
TELEPHONE SERVICES - 4.0%
BCE, Inc.   50,000  2,127,957
BC Telecom, Inc.   5,000  182,571
Island Telephone Co. Ltd.   10,000  356,407
Maritime Telegraph & Telephone
 Co. Ltd.  5,000  134,526
Newtel Enterprises Ltd.   10,000  279,185
  3,080,646
TOTAL UTILITIES   10,737,196
TOTAL COMMON STOCKS
 (Cost $58,710,380)   73,119,086
CASH EQUIVALENTS - 4.3%
Taxable Central Cash Fund (b)
 (Cost $3,258,583)  3,258,583  3,258,583
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $61,968,963)  $ 76,377,669
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $72,525,867 and $97,675,016, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,232 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
FPI Ltd. $ - $ 1,747,895 $ - $ -
National Sea Products Ltd.  -  1,581,240  -  -
South Crofty Holdings Ltd.  -  998,384  -  -
Totals $ - $ 4,327,519 $ - $ -
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $62,056,924. Net unrealized appreciation aggregated $14,320,745, of which $15,184,643 related to appreciated investment securities and $863,898 related to depreciated investment securities.
CANADA
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                       $ 76,377,669
(COST $61,968,963) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                             3,705,889

RECEIVABLE FOR FUND SHARES SOLD                                                                                25,130

DIVIDENDS RECEIVABLE                                                                                           44,948

INTEREST RECEIVABLE                                                                                             7,920

 TOTAL ASSETS                                                                                              80,161,556

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                                    $    52,048

PAYABLE FOR INVESTMENTS PURCHASED                                                              1,128,661

PAYABLE FOR FUND SHARES REDEEMED                                                                 198,622

ACCRUED MANAGEMENT FEE                                                                            20,971

OTHER PAYABLES AND                                                                                57,691
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                          1,457,993

NET ASSETS                                                                                               $ 78,703,563

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                          $ 65,124,656

UNDISTRIBUTED NET INVESTMENT INCOME                                                                           168,552

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                           (1,001,798)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                  14,412,153
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 4,310,473                                                                                $ 78,703,563
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($78,703,563 (DIVIDED BY) 4,310,473 SHARES)                    $18.26

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.26)                                                        $18.82



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                             $ 541,848
DIVIDENDS

INTEREST                                                                       54,635

                                                                               596,483

LESS FOREIGN TAXES WITHHELD                                                    (58,950)

 TOTAL INCOME                                                                  537,533

EXPENSES

MANAGEMENT FEE                                                    $ 311,791
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            (184,604)

TRANSFER AGENT FEES                                                145,319

ACCOUNTING FEES AND EXPENSES                                       32,213

NON-INTERESTED TRUSTEES' COMPENSATION                              158

CUSTODIAN FEES AND EXPENSES                                        28,553

REGISTRATION FEES                                                  9,281

AUDIT                                                              17,148

LEGAL                                                              279

REPORTS TO SHAREHOLDERS                                            10,126

MISCELLANEOUS                                                      153

 TOTAL EXPENSES BEFORE REDUCTIONS                                  370,417

 EXPENSE REDUCTIONS                                                (23,200)    347,217

NET INVESTMENT INCOME                                                          190,316

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  (76,656)
 REALIZED LOSS OF $189,266
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (23,197)    (99,853)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             6,628,037

 ASSETS AND LIABILITIES IN                                         6,341       6,634,378
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                6,534,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 6,724,841

OTHER INFORMATION                                                             $ 7,426
 SALES CHARGES PAID TO FDC

 DEFERRED SALES CHARGES WITHHELD                                              $ 2,681
 BY FDC

 EXPENSE REDUCTIONS                                                           $ 22,680
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                       520

                                                                              $ 23,200






                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                           APRIL 30, 1998      OCTOBER 31,
                                                                           (UNAUDITED)         1997

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                                 $     190,316       $     228,412
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                        (99,853)         13,785,439

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                          6,634,378          (5,363,765)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               6,724,841           8,650,086

DISTRIBUTIONS TO SHAREHOLDERS                                                   (246,908)           (783,295)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                      (10,106,122)        (26,588,671)

 TOTAL DISTRIBUTIONS                                                         (10,353,030)        (27,371,966)

SHARE TRANSACTIONS                                                             4,249,384          53,914,016
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                10,182,688          27,052,083

 COST OF SHARES REDEEMED                                                     (28,570,522)        (95,712,095)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM SHARE TRANSACTIONS                                                     (14,138,450)        (14,745,996)

REDEMPTION FEES                                                                   12,699             254,182

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (17,753,940)        (33,213,694)

NET ASSETS

 BEGINNING OF PERIOD                                                          96,457,503         129,671,197

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $168,552 AND $322,747, RESPECTIVELY)                             $ 78,703,563        $ 96,457,503

OTHER INFORMATION
SHARES

 SOLD                                                                            250,121           2,741,798

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                         627,013           1,540,551

 REDEEMED                                                                     (1,676,961)         (5,109,443)

 NET INCREASE (DECREASE)                                                        (799,827)           (827,094)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.







FINANCIAL HIGHLIGHTS
                                                           SIX MONTHS ENDED              YEARS ENDED OCTOBER 31,
                                                           APRIL 30, 1998

SELECTED PER-SHARE DATA                                    (UNAUDITED)      1997      1996       1995       1994     1993
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 18.88          $ 21.84   $ 17.55    $ 17.18    $ 17.82  $ 14.23

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                              .04 D            .03 D     .08 D      .05        -        (.15)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                   1.47             1.39      4.27       .33        (.60)    3.76

 TOTAL FROM INVESTMENT OPERATIONS                          1.51             1.42      4.35       .38        (.60)    3.61

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                (.05)            (.13)     (.08)      (.01)      -        (.02)

 FROM NET REALIZED GAIN                                    (2.08)           (4.29)    -          -          -        -

 IN EXCESS OF NET REALIZED GAIN                            -                 -        -          -          (.04)    -

 TOTAL DISTRIBUTIONS                                       (2.13)           (4.42)    (.08)      (.01)      (.04)   (.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                   -                 .04       .02        -          -       -

NET ASSET VALUE, END OF PERIOD                             $ 18.26           $ 18.88  $ 21.84    $ 17.55    $ 17.18  $ 17.82

TOTAL RETURN B, C                                          9.40%             8.21%     24.99%    2.22%      (3.37)%   25.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                    $78,704           $96,458  $129,671   $326,763   $368,330 $95,977

RATIO OF EXPENSES TO AVERAGE NET ASSETS                    .90% A            .93%     1.01%      1.09% E    1.57%     2.00%E

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                                   .84% A, F         .92% F   .98% F     1.08% F    1.57%     2.00%

RATIO OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS                                         .46% A            .18%     .40%       .26%       (.14)%    (.66)%

PORTFOLIO TURNOVER RATE                                    181% A            139%     139%       75%        59%       131%

AVERAGE COMMISSION RATE G                                  $ .0205           $ .0242  $ .0276





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 6
  OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE AND FOR PERIODS OF LESS
  THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
  BEEN CALCULATED BASED ON AVERAGE SHARES
  OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE
  FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
  REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
  HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
  REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6
  OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.


EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1   PAST 5   LIFE OF
APRIL 30, 1998               MONTHS  YEAR     YEARS    FUND

FIDELITY EMERGING MARKETS    2.04%   -35.52%  -10.64%  14.98%

FIDELITY EMERGING MARKETS    -1.02%  -37.46%  -13.33%  11.53%
 (INCL. 3.00% SALES CHARGE)

MSCI EMERGING                3.64%   -14.53%  38.81%   167.07%
 MARKETS FREE

EMERGING MARKETS             3.49%   -6.18%   27.66%   N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets. Mexico, Malaysia, Brazil, and Thailand are most heavily weighted, and together account for over 60% of the index. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 150 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  LIFE OF
APRIL 30, 1998               YEAR     YEARS   FUND

FIDELITY EMERGING MARKETS    -35.52%  -2.23%  1.88%

FIDELITY EMERGING MARKETS    -37.46%  -2.82%  1.47%
 (INCL. 3.00% SALES CHARGE)

MSCI EMERGING                -14.53%  6.78%   14.00%
 MARKETS FREE

EMERGING MARKETS             -6.18%   4.79%   N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
  1997/11/30      10275.64                    24828.22
  1997/12/31      10395.44                    25426.53
  1998/01/31       9691.58                    23432.32
  1998/02/28      10633.67                    25878.08
  1998/03/31      11055.99                    27001.09
  1998/04/30      11153.44                    26706.95
IMATRL PRASUN   SHR__CHT 19980430 19980506 115541 R00000000000093
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $11,153 - an 11.53% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $26,707 - a 167.07% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW


An interview with David Stewart, Portfolio Manager of Fidelity Emerging Markets Fund
Q. DAVID, HOW DID THE FUND PERFORM?
A. For the six months that ended April 30, 1998, the fund's return was 2.04%. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index had a return of 3.64%, while the emerging markets funds average tracked by Lipper Analytical Services returned 3.49%. For the 12 months that ended April 30, 1998, the fund's return was -35.52%. Over that same period, the index and the average had returns of -14.53% and -6.18%, respectively.
Q. YOU MADE SUBSTANTIAL CHANGES IN BOTH THE STRATEGY AND THE HOLDINGS OF THE FUND. CAN YOU ELABORATE ON THOSE CHANGES?
A. I completely restructured the fund's portfolio during November and December 1997. The number of holdings was reduced from approximately 220 to about 150. In the first quarter of 1998, I took advantage of sharp rallies in Southeast Asian markets to reduce the fund's holdings in that region. Of particular note, I underweighted Malaysia, whereas in the previous period the fund owned a considerably higher percentage of Malaysian stocks than the Morgan Stanley index did. Indonesia was another country where I cut back sharply on the fund's holdings. With the cash raised by the sale of Asian securities, I increased the fund's holdings in European emerging markets, including those of Turkey, Poland and Greece. South Africa and Israel are two other countries where I increased the fund's investments. In addition, I built up significant positions in China and restructured the fund's holdings in India. Although the fund still underperformed the index and the average during the period, performance was hampered somewhat by the restructuring process, which is now complete.
Q. YOU CUT BACK ON ASIAN HOLDINGS OVERALL BUT BUILT UP POSITIONS IN CHINA. CAN YOU EXPLAIN YOUR REASONING THERE?
A. China has a massive domestic economy that is not overly dependent on exports. In general, I believe that companies operating in countries with large domestic economies are less vulnerable to disruptions in sales and revenues because they are less dependent on foreign trade. This may be an increasingly important consideration going forward, as many firms in Asia seek to capitalize on their countries' sharply depreciated currencies by increasing exports. A flood of inexpensive exports could lead to friction with those countries' trading partners. China might be somewhat insulated from these frictions by its sizable domestic economy. India was another country that fit this general description. In addition, the Indian economy was beginning to show signs of growth after a period of stagnation, so there was lots of room for positive surprises.
Q. WHAT ABOUT LATIN AMERICA? WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S HOLDINGS THERE?
A. I maintained a lighter exposure to Latin American equities relative to the index. I saw some deterioration in the region's trade accounts, indicating less competitive performance. In addition, the outlook for corporate earnings was dimmer in view of higher interest rates prompted by the "Asian contagion" - the spread of volatility from the markets in Asia. However, there were still many attractive opportunities in Latin America for selective investors.
Q. WHAT WAS IT ABOUT THE EMERGING MARKETS IN EUROPE THAT ATTRACTED
YOU?
A. For one thing, the imminent convergence of the European Economic Community (EEC) countries into a massive single-currency organization raised investors' expectations, especially for relatively new entries like Greece. Also, economic growth remained strong in those countries, interest rates were low and there were minimal spillover effects from Southeast Asia.
Q. THE FUND'S HOLDINGS OF UTILITIES WENT FROM 16.2% TO 23.4% DURING THE PERIOD. WAS THAT A CONSCIOUS DECISION ON YOUR PART?
A. Yes, it was part of my restructuring plan. In Asia, I reduced the fund's holdings of property and financial companies because they are extremely vulnerable in a high-interest-rate environment of the sort we saw in many Asian countries during the period. The fund's remaining investments in Asia were concentrated mostly in defensive, consumer-oriented industries such as gaming and tobacco. Utilities also are widely regarded as defensive stocks that tend to benefit from any "flight to quality" triggered by general market volatility. That's why I increased the percentage of the fund's utility holdings.
Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?
A. One stock that helped was Industrial Credit and Investment Trust. This Indian-based finance company recently acquired a bank and received a full banking license, enabling it to increase its lending margins and decrease its borrowing costs. Investors responded positively to the prospects for higher earnings based on these developments. Real Africa Holdings - a South African holding company with interests in financial services, telecommunications and health care - also did well. The company benefited from injections of assets with significant upside potential as part of the black empowerment movement in that country. YTL Corporation is a Malaysian electric utility and conglomerate. Its stock price recovered nicely from extremely depressed levels, and I took advantage of this opportunity to take profits and reduce the fund's holdings of it by about two-thirds. Finally, Haci Omer Sabanci Holding is a Turkish holding company involved in banking, chemicals and telecommunications. The stock of this well-managed company rose, in part, because it was an undervalued issue in a market that was itself undervalued.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. Indochina Goldfields severely hurt the fund's performance. The story there, of course, was the sharp decline in the price of gold over the period. I have since reduced the fund's position in this stock somewhat. Centrais Electricas Brasileiras is a Brazilian electric utility that was hurt by several factors. For one thing, investors had less confidence in the company's ability to raise rates because it was an election year in Brazil. In addition, the privatization process for electric utilities ran into unexpected delays.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. In the short term, I'm cautious because Asian contagion appears to be taking hold of many emerging markets again. To prepare for this eventuality, I raised the fund's cash position to about 7% by the end of the period, which should enable me to take advantage of some of the bargains that I expect to see in the coming months. I continue to be interested in Latin America on a stock-selective basis, as further Asian weakness may spill over into those markets. I'm very cautious on Russia because the economy there is sensitive to commodity prices, which have been weak lately. Until the Asian problems sort themselves out a bit more, most of my interest will be in the emerging markets of Europe, as well as South Africa, Israel, China and India - for the reasons I mentioned earlier. The markets in Europe are especially well insulated from the events in Asia, economic growth is good and the EEC convergence is a catalyst that will likely maintain investors' interest in the region. Looking out beyond the next six months or so, I believe that the worst will be over in Asia, and the stage will be set for those markets to make meaningful recoveries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


DAVID STEWART ON INVESTING IN EXPORT-DRIVEN
COMPANIES IN THE PACIFIC BASIN:
"I think it's important to look past the obvious effects of the widespread currency devaluations in the Pacific Basin. At first glance, one might be attracted to certain companies and countries simply on the basis of their export potential.
A cheaper local currency means that they can sell their goods and services less expensively in countries with more expensive currencies. Their ability to compete has therefore been enhanced, and both their sales and earnings - as denominated in the currency of the country in which they are based - are likely to rise.
"In practice, it's not quite that straightforward. For one thing, in order to enhance their exporting capacity in a meaningful way, many Asian companies require large infusions of capital - a commodity not readily available in much of Asia right now. Moreover, even if we assume a substantial increase in exporting capacity, a rapid, widespread growth of exports could trigger the enactment of trade barriers to protect competing firms in countries where those exports are being sold. If that should happen, a company that depends primarily on exports for its revenues might suddenly find itself cut off from its main source of business.
"This is why I prefer to invest in companies located in countries with strong internal economies. Firms in those countries typically derive more of their revenue from domestic sales instead of relying so much on exports. This offers more protection against the possibility of trade restrictions. Indonesia and the Philippines are examples of countries that currently depend more heavily on exports, while China and India are examples of countries with strong domestic economies.
"Another way I try to protect the fund's holdings from trade sanctions and other risks is by buying the stocks of large, well-diversified companies. With a number of profitable business lines, a company is in a much better position to weather negative developments to any one of them. The precaution of buying well-established companies is especially important when investing in emerging markets, which by definition are more risky than established markets such as those in the United States and Western Europe."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America, and Eastern Europe
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
START DATE: November 1, 1990
SIZE: as of April 30, 1998, more than $472 million
MANAGER: David Stewart, since November 1997;
manager, Fidelity Emerging Markets Pilot Fund, since 1995; analyst covering emerging markets, since 1995; joined Fidelity in 1994
EMERGING MARKETS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
ARGENTINA 3.7%
UNITED STATES 7.1%
ROW: 1, COL: 1, VALUE: 7.1
ROW: 1, COL: 2, VALUE: 4.4
ROW: 1, COL: 3, VALUE: 10.8
ROW: 1, COL: 4, VALUE: 4.1
ROW: 1, COL: 5, VALUE: 29.5
ROW: 1, COL: 6, VALUE: 13.0
ROW: 1, COL: 7, VALUE: 4.4
ROW: 1, COL: 8, VALUE: 7.2
ROW: 1, COL: 9, VALUE: 15.8
ROW: 1, COL: 10, VALUE: 3.7
TAIWAN 4.4%
BRAZIL 15.8%
SOUTH AFRICA 10.8%
INDIA 7.2%
TURKEY 4.1%
MALAYSIA 4.4%
MEXICO 13.0%
OTHER 29.5%
AS OF OCTOBER 31, 1997
UNITED STATES 8.0%
ARGENTINA 4.1%
ROW: 1, COL: 1, VALUE: 8.0
ROW: 1, COL: 2, VALUE: 4.9
ROW: 1, COL: 3, VALUE: 10.4
ROW: 1, COL: 4, VALUE: 3.6
ROW: 1, COL: 5, VALUE: 23.7
ROW: 1, COL: 6, VALUE: 12.7
ROW: 1, COL: 7, VALUE: 11.1
ROW: 1, COL: 8, VALUE: 7.2
ROW: 1, COL: 9, VALUE: 14.1
ROW: 1, COL: 10, VALUE: 4.1
THAILAND 4.9%
BRAZIL 14.1%
SOUTH AFRICA 10.4%
PHILIPPINES 3.6%
INDIA 7.2%
MALAYSIA 11.1%
OTHER 23.9%
MEXICO 12.7%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  92.9%        90.5%

BONDS                   0.0%         1.5%

SHORT-TERM INVESTMENTS  7.1%         8.0%

TOP TEN STOCKS
                                       % OF FUND'S  % OF FUND'S
                                       INVESTMENTS  INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

TELEBRAS SPONSORED ADR                 4.9          3.3
(BRAZIL, TELEPHONE SERVICES)

GRUPO FINANCIERO BANCOMER CLASS B      2.6          1.7
(MEXICO, BANKS)

PETROBRAS PN (PFD. REG.)               2.6          1.8
(BRAZIL, OIL & GAS)

INDUSTRIAL CREDIT & INVESTMENT TRUST   2.6          2.3
(INDIA, CREDIT & OTHER FINANCE)

TELEFONOS DE MEXICO SA SPONSORED       2.5          1.7
 ADR REPRESENTING ORD. CLASS L SHARES
(MEXICO, TELEPHONE SERVICES)

CENTRAIS ELECTRICAS BRASILEIRAS SA     2.4          2.4
(BRAZIL, ELECTRIC UTILITIES)

TELESP PN (PFD. REG.)                  2.0          0.8
(BRAZIL, TELEPHONE SERVICES)

YPF SOCIEDAD ANONIMA SPONSORED ADR     1.9          1.4
 REPRESENTING CLASS D SHARES
(ARGENTINA, OIL & GAS)

CATHAY LIFE INSURANCE CO. LTD.         1.8          1.4
(TAIWAN, INSURANCE)

YAPI VE KREDI BANKASI AS               1.7          0.3
(TURKEY, BANKS)

TOP TEN MARKET SECTORS
                            % OF FUND'S  % OF FUND'S
                            INVESTMENTS  INVESTMENTS
                                         IN THESE
                                         MARKET SECTORS
                                         6 MONTHS AGO

FINANCE                     25.4         31.1

UTILITIES                   23.4         16.2

HOLDING COMPANIES           7.0          4.8

ENERGY                      6.6          6.3

NONDURABLES                 6.3          8.5

BASIC INDUSTRIES            5.2          5.9

CONSTRUCTION & REAL ESTATE  5.0          8.3

TECHNOLOGY                  4.5          1.6

PRECIOUS METALS             3.1          4.1

MEDIA & LEISURE             2.1          1.8

EMERGING MARKETS
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.8%
 SHARES VALUE (NOTE 1)
ARGENTINA - 3.7%
Bansud SA Class B (a)  110,587 $ 1,039,652
Telecom Argentina Class B
 sponsored ADR  195,700  7,045,200
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  261,100  9,105,863
  17,190,715
BANGLADESH - 0.1%
Beximco Pharmaceuticals Ltd. (c)  21,585  25,347
BERMUDA - 0.5%
Central European Media Class C (a)  92,100  2,573,044
BRAZIL - 15.8%
Centrais Electricas Brasileiras SA  252,851,000  11,278,849
Compania Cervejaria Brahma PN
 (Pfd. Reg.)  5,540,648  3,609,621
Compania Energertica Minas Gerais  105,855,000  5,137,471
Eletropaulo Metropolitana - Electricidade
 de Sao Paulo SA (a)  4,741,000  558,448
Empresa Bandeirante Energia (a)  6,120,000  208,718
Itaubanco PN (Pfd. Reg.)  4,600,000  3,097,372
Klabin Industria de Papel e Celulose PN  1,413,887  890,209
Petrobras PN (Pfd. Reg.)  47,760,000  12,111,759
Souza Cruz Industria Comerico  464,600  3,798,706
Telebras sponsored ADR  187,500  22,839,844
Telesp PN (Pfd. Reg.)  27,622,635  9,396,359
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  47,768,505  918,985
  73,846,341
CANADA - 0.9%
First Dynasty Mines Ltd. (a)  846,800  260,381
Indochina Goldfields Ltd. (a)  2,918,800  3,977,540
Indochina Goldfields Ltd. (a)(c)  39,000  53,147
  4,291,068
CHILE - 1.8%
Compania Cervecerias Unidas SA
 sponsored ADR  116,500  3,218,313
Enersis SA sponsored ADR (a)  50,000  1,471,875
Sociedad Quimica y Minera de Chile
 sponsored ADR  68,000  2,953,750
Vina Concha Stet y Toro SA
 sponsored ADR  28,400  923,000
  8,566,938
CHINA (PEOPLES REPUBLIC) - 1.1%
Guangshen Railway Co. Class H  7,686,000  1,438,304
Qingling Motors Co. Ltd. Class H  4,600,000  1,988,772
Zhenhai Refining & Chemical Co.,
 Class H  6,948,000  1,905,465
  5,332,541
COLOMBIA - 1.1%
Suramericana de Inversiones SA  340,700  5,243,071
CZECH REPUBLIC - 0.9%
CEZ AS (a)  106,000  3,183,561
Komercni Banka AS sponsored ADR (a)  70,300  808,450
  3,992,011
ESTONIA - 0.3%
Eesti Uhispank AS sponsored GDR (a)(c)  93,105  1,252,262

 SHARES VALUE (NOTE 1)
GREECE - 1.2%
Alpha Credit Bank (a)  18,630 $ 1,965,621
Commercial Bank of Greece  59,040  3,715,246
  5,680,867
HONG KONG - 1.7%
China Telecom Ltd.   1,125,000  2,172,656
China Resources Beijing Land Ltd.   6,764,000  3,579,067
Glorious Sun Enterprises  6,402,000  1,561,564
Shanghai Industrial Holdings Ltd.
 Class H  257,000  880,603
  8,193,890
HUNGARY - 1.0%
Magyar Tavkozlesi RT sponsored ADR  76,600  2,259,700
Magyar Olaj-es Gazipari RT (a)  77,700  2,360,627
  4,620,327
INDIA - 7.2%
Bharat Petroleum Corp. Ltd.   144,600  1,456,377
Bajaj Auto Ltd.   28,150  422,268
Chemplast Sanmar Ltd.   210,000  137,480
Chemplast Sanmar Ltd. (c)  315,000  206,219
Colgate-Palmolive  1,299  8,579
Dr Reddy's Laboratories Ltd.   103,600  1,089,932
Hindalco Industries Ltd.   3,560  65,320
Hindustan Petroleum Corp. Ltd.   400  3,659
ITC Ltd.   90,000  1,782,239
Industrial Credit & Investment Trust (a)  4,655,860  12,109,976
Mahanagar Telephone Nigam Ltd.
 GDR (a)(c)  108,800  1,713,600
Mahanagar Telephone Nigam Ltd.   647,700  4,109,792
Mahindra & Mahindra Ltd.   70  459
Oriental Bank of Commerce  450,000  717,235
Ranbaxy Laboratories Ltd.   20,250  338,307
Reliance Industries Ltd.   1,102  5,194
State Bank of India  1,089,900  7,903,521
Tata Engineering & Locomotive Ltd.   7,125  45,183
Tata Power Co.   567,700  1,416,427
  33,531,767
INDONESIA - 0.9%
Gulf Indonesia Resources Ltd.  181,600  2,792,100
PT Astra Argo Niaga Lestari Tbk (a)  3,591,000  1,559,841
  4,351,941
ISRAEL - 4.0%
Bank Hapoalim BM  2,423,300  6,492,208
ECI Telecom Ltd.   174,300  5,316,150
Elron Electronics Industries Ltd.   96,100  1,681,750
Koor Industries Ltd. sponsored ADR  208,000  5,278,000
  18,768,108
KOREA (SOUTH) - 2.3%
Lg Electronics, Inc.   45,000  535,354
Samsung Electronics Co. Ltd.:
 (vtg.)  100,529  5,566,140
 rights 6/1/98 (a)  7,998  154,395
Samsung Fire & Marine Insurance  15,469  4,571,833
  10,827,722
LUXEMBOURG - 1.3%
Minorco SA (For. Reg.)  307,500  6,024,043
MEXICO - 13.0%
Cifra SA de CV, Series C (a)  2,448,300  4,157,382
Corporacion Geo SA de CV (a)  666,440  4,598,844
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - CONTINUED
Gruma SA Class B sponsored
 ADR (a)(c)  112,850 $ 1,015,650
Grupo Carso SA de CV Class A-1  1,130,000  7,105,747
Grupo Financiero:
 Bancomer Class B  17,606,900  12,149,839
 Inbursa SA Class B  1,147,208  3,498,903
 Bannamex-Accival Class B (a)  762,000  2,377,885
Grupo Televisa SA de CV
 sponsored ADR (a)  75,300  3,087,300
Grupo Elektra SA  3,520,000  5,023,834
Kimberly Clark de Mexico SA Class A  1,238,000  6,071,915
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  207,900  11,772,338
  60,859,637
MALAYSIA - 4.4%
Arab Malaysian Corp. BHD  2,795,428  1,078,477
Amway Holding BHD  660,000  1,299,665
Carlsberg Brewery BHD  724,000  2,502,237
Hume Industries BHD  1,281,000  1,050,197
Hong Leong Credit BHD  1,927,300  1,559,396
Malaysian Plantations BHD  6,068,000  1,641,977
RJ Reynolds BHD  42,000  66,952
Rothmans of Pall Mall BHD  280,000  2,306,765
Sungei Bagen Rubber Co. BHD  10,000  219,692
YTL Corp. BHD  2,792,200  4,338,851
YTL Power International BHD (a)  3,625,680  3,283,268
YTL Cement BHD  2,620,800  1,123,451
  20,470,928
PAKISTAN - 0.6%
Dandot Cement Co. Ltd. (a)  93,750  3,638
Hub Power Co. Ltd. GDR  91,300  2,305,325
Pakistan State Oil Co. Ltd.   98,813  484,025
  2,792,988
PERU - 0.2%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  50,000  775,000
PHILIPPINES - 1.5%
First Philippines Holdings Corp.   852,500  624,814
Lepanto Consolidated Mining Co.   165,952,000  2,226,429
Manila Electric Co. Class B  860,000  2,435,776
QueenBee Resources Corp.
 warrants 3/25/03 (a)  3,785,000  1,716,180
  7,003,199
POLAND - 1.0%
Bank Handlowy W Warszawie SA GDR
 Unit (Reg.S) (a)  160,500  3,025,425
Polifarb Cieszyn-Wroclaw SA (a)  505,300  1,874,512
  4,899,937
RUSSIA - 3.2%
Tatneft AO sponsored ADR (Reg.) (a)  155,500  3,012,813
Mosenergo AO sponsored ADR (a)  75,700  2,706,275
Unified Energy Systems
 sponsored ADR (a)  147,500  4,793,750
Vimpel Communications
 sponsored ADR (a)  80,200  4,330,800
  14,843,638

 SHARES VALUE (NOTE 1)
SOUTH AFRICA - 10.8%
Barlow Rand Ltd. Ord.   273,700 $ 2,645,740
Coronation Holdings Ltd.,
 Class N (1/100th vtg.)  126,430  2,601,904
Elandsrand Gold Mines Ltd. Ord.   483,200  2,151,380
JCI Ltd.   160,100  963,103
Johnnies Industrial Corp. Ltd. (Reg.)  501,700  7,247,274
Liberty Life Association of Africa Ltd.   134,395  4,547,649
Orion Selections:
 Ltd.   1,579,000  3,593,252
 Holdings Ltd.   1,058,500  3,141,882
Persetel Q Data Holdings Ltd.   307,300  3,344,514
Plessey Corp. Ltd.   1,882,000  2,960,700
Real Africa Holdings Ltd. (a)  1,689,884  6,487,335
Real Africa Holdings Ltd.
 rights 5/20/98 (a)  580,067  487,837
Rembrandt Group Ltd.   767,700  6,988,068
Sasol, Ltd.   357,400  3,606,886
  50,767,524
SRI LANKA - 0.5%
Aitken Spence & Co. Ltd.  95,000  292,631
Development Finance Corp. of Ceylon  200,288  964,977
John Keells Holdings Ltd.   141,223  747,330
National Development Bank  150,000  556,828
  2,561,766
TAIWAN - 4.4%
Asustek Computer, Inc. (a)  178,100  3,629,568
Bank Sinopac (a)  3,035,000  2,208,980
Cathay Life Insurance Co. Ltd.   2,078,000  8,318,428
Cathay Construction Co. Ltd.   3,407,400  3,162,032
China Trust Co. Ltd. (a)  2,887,000  3,388,282
  20,707,290
THAILAND - 2.7%
Bangkok Bank Public Co. Ltd.
 (For. Reg.)  1,403,000  3,457,458
BEC World PCL (For. Reg.)  290,200  1,535,689
Bangkok Expressway PCL (For. Reg.) (a) 2,497,200 1,975,735 Industrial Finance Corp. of Thailand
 (For. Reg.)  6,556,766  2,721,357
Nithipat Capital:
 PCL (a)  2,395,900  -
 PCL (warrants) (For. Reg.) (a)  49,800  -
Siam Makro PCL (For. Reg.)  335,600  552,804
Thai Military Bank Ltd. (For. Reg.)  9,687,820  2,487,922
  12,730,965
TURKEY - 4.1%
Egs Gayrimenkul Yatirim Orta Class B (a)  64,717,400  1,941,522
Guney Biraciliu (a)  17,862,100  1,929,107
Haci Omer Sabanci Holding AS  85,584,100  6,247,639
Koytas Tekstil Sanayi ve Ticaret
 Anonim Sirketi  26,770,000  1,231,420
Yapi Ve Kredi Bankasi AS  165,044,800  8,087,195
  19,436,883
UNITED KINGDOM - 0.0%
Bakyrchik Gold PLC (a)  515,773  60,323
VENEZUELA - 0.6%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  85,000  2,847,500
TOTAL COMMON STOCKS
 (Cost $473,405,947)   435,069,581
CONVERTIBLE PREFERRED STOCKS - 0.1%
 SHARES VALUE (NOTE 1)
PHILIPPINES - 0.1%
PDCP Development Bank
 (Cost $859,496)  2,252,138 $ 386,081
CASH EQUIVALENTS - 7.1%
Taxable Central Cash Fund (b)
 (Cost $33,408,594)  33,408,594  33,408,594
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $507,674,037)  $ 468,864,256
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,266,225 or 0.9% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $201,524,641 and $225,619,870, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $701 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Charan Insurance PCL (For. Reg.) $ - $ 76,484 $ - $ -
PT Perdanacipta Multi Finance   -  1,405,411  -  -
Tong Hua Daily News Co. Ltd.
 (For. Reg.)  -  316,290  -  -
Totals $ - $ 1,798,185 $ - $ -
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries   5.2%
Cash Equivalents   7.1
Construction & Real Estate   5.0
Durables   1.4
Energy   6.6
Finance   25.4
Health   0.3
Holding Companies   7.0
Media & Leisure   2.1
Nondurables   6.3
Precious Metals   3.1
Retail & Wholesale   2.1
Services   0.2
Transportation   0.3
Technology   4.5
Utilities   23.4
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $509,092,517. Net unrealized depreciation aggregated $40,228,261, of which $83,123,557 related to appreciated investment securities and $123,351,818 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $97,011,000, all of which will expire on September 30, 2004.
EMERGING MARKETS
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                      $ 468,864,256
(COST $507,674,037) -
SEE ACCOMPANYING SCHEDULE
FOREIGN CURRENCY HELD AT VALUE                                                                              4,181,852
(COST $4,193,279)

RECEIVABLE FOR INVESTMENTS SOLD                                                                             2,187,298

RECEIVABLE FOR FUND SHARES SOLD                                                                               500,351

DIVIDENDS RECEIVABLE                                                                                        1,741,625

INTEREST RECEIVABLE                                                                                           138,810

REDEMPTION FEES RECEIVABLE                                                                                         61

 TOTAL ASSETS                                                                                             477,614,253

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                               $     81,175

PAYABLE FOR INVESTMENTS PURCHASED                                                          3,430,362

PAYABLE FOR FUND SHARES REDEEMED                                                           1,198,748

ACCRUED MANAGEMENT FEE                                                                       293,169

OTHER PAYABLES AND                                                                           478,271
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                          5,481,725

NET ASSETS                                                                                              $ 472,132,528

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                         $ 871,413,868

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                          (19,074,549)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                            (341,137,692)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 (39,069,099)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 45,832,014                                                                              $ 472,132,528
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($472,132,528 (DIVIDED BY) 45,832,014 SHARES)                   $10.30

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $10.30)                                                         $10.62



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 4,689,638
DIVIDENDS

INTEREST                                                                           1,137,281

                                                                                   5,826,919

LESS FOREIGN TAXES WITHHELD                                                        (443,600)

 TOTAL INCOME                                                                      5,383,319

EXPENSES

MANAGEMENT FEE                                                    $ 1,688,385

TRANSFER AGENT FEES                                                1,110,473

ACCOUNTING FEES AND EXPENSES                                       173,328

NON-INTERESTED TRUSTEES' COMPENSATION                              852

CUSTODIAN FEES AND EXPENSES                                        390,158

REGISTRATION FEES                                                  23,990

AUDIT                                                              45,825

LEGAL                                                              1,439

REPORTS TO SHAREHOLDERS                                            87,175

MISCELLANEOUS                                                      32,835

 TOTAL EXPENSES BEFORE REDUCTIONS                                  3,554,460

 EXPENSE REDUCTIONS                                                (64,390)        3,490,070

NET INVESTMENT INCOME                                                              1,893,249

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING                                  (215,328,541)
 REALIZED LOSS OF $1,636,897
 ON SALES OF INVESTMENTS IN
 AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                     (1,740,530)     (217,069,071)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             221,450,087

 ASSETS AND LIABILITIES IN                                         1,161,014       222,611,101
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                    5,542,030

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 7,435,279

OTHER INFORMATION                                                                 $ 252,296
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                                 $ 1,470

 EXPENSE REDUCTIONS                                                               $ 58,597
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                                3,599

  TRANSFER AGENT CREDITS                                                           2,194

                                                                                  $ 64,390






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                          SIX MONTHS ENDED         YEAR ENDED
                                                                           APRIL 30, 1998           OCTOBER 31,
                                                                           (UNAUDITED)              1997
OPERATIONS                                                                 $      1,893,249         $     9,380,546
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                      (217,069,071)             26,296,015

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                           222,611,101            (357,058,651)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  7,435,279            (321,382,090)

DISTRIBUTIONS TO SHAREHOLDERS                                                    (1,893,249)             (9,380,546)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                              (8,926,799)             (8,604,392)

 TOTAL DISTRIBUTIONS                                                            (10,820,048)            (17,984,938)

SHARE TRANSACTIONS                                                               70,463,222             345,209,422
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                   10,654,699              17,580,514

 COST OF SHARES REDEEMED                                                       (104,880,164)           (788,069,622)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS        (23,762,243)           (425,279,686)

REDEMPTION FEES                                                                     111,477                 650,998

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (27,035,535)           (763,995,716)

NET ASSETS

 BEGINNING OF PERIOD                                                            499,168,063           1,263,163,779

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME OF $19,074,549 AND $10,147,750,                          $   472,132,528        $    499,168,063
 RESPECTIVELY)

OTHER INFORMATION

SHARES

 SOLD                                                                             7,295,597              20,888,778

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                          1,174,708               1,073,294

 REDEEMED                                                                       (10,856,150)            (49,788,241)

 NET INCREASE (DECREASE)                                                         (2,385,845)            (27,826,169)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.







FINANCIAL HIGHLIGHTS
                                           SIX MONTHS ENDED                    YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1998

SELECTED PER-SHARE DATA                    (UNAUDITED)          1997        1996         1995         1994         1993
NET ASSET VALUE, BEGINNING OF PERIOD       $ 10.35              $ 16.61     $ 15.14      $ 19.25      $ 16.18      $ 11.05

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                     .04 D                .15 D       .12 D        .05          .06          .06 D

 NET REALIZED AND UNREALIZED
 GAIN (LOSS)                               .14                  (6.17)      1.60         (4.13)       2.97         5.28

 TOTAL FROM INVESTMENT OPERATIONS          .18                  (6.02)      1.72         (4.08)       3.03         5.34

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                (.04)                (.13)       (.18)        (.04)        (.04)        (.08)

 IN EXCESS OF NET INVESTMENT INCOME        (.19)                (.12)       (.09)        -            (.01)        -

 FROM NET REALIZED GAIN                    -                    -           -            -            -            (.15)

 TOTAL DISTRIBUTIONS                       (.23)                (.25)       (.27)        (.04)        (.05)        (.23)

REDEMPTION FEES ADDED TO PAID
IN CAPITAL                                 -                    .01         .02          .01          .09          .02

NET ASSET VALUE, END OF PERIOD             $ 10.30              $ 10.35     $ 16.61      $ 15.14      $ 19.25      $ 16.18

TOTAL RETURN B, C                          2.04%                (36.74)%    11.69%       (21.17)%     19.32%       49.58%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000 OMITTED)                              $ 472,133            $ 499,168   $ 1,263,164  $ 1,095,583  $ 1,976,371  $ 757,737

RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.59% A              1.36%       1.30%        1.28%        1.52%        1.91%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                   1.56% A, E           1.35% E     1.29% E      1.28%        1.52%        1.91%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                         .85% A               .89%        .74%         .46%         .39%         .44%

PORTFOLIO TURNOVER RATE                    96% A                69%         77%          78%          107%         57%

AVERAGE COMMISSION RATE F                  $ .0007              $ .0020     $ .0017

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 6 OF
  NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE AND FOR PERIODS OF LESS
  THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
  REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE
  6 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER
  SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE
  ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
  TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
  MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.


EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  PAST 5   PAST 10
APRIL 30, 1998               MONTHS  YEAR    YEARS    YEARS

FIDELITY EUROPE              28.39%  45.07%  174.40%  298.14%

FIDELITY EUROPE              24.54%  40.72%  166.17%  286.20%
 (INCL. 3.00% SALES CHARGE)

MSCI EUROPE                  29.24%  45.89%  172.61%  330.76%

EUROPEAN REGION              26.03%  39.23%  154.57%  207.83%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - an unmanaged market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 1998, the index included over 550 equity securities of companies domiciled in 14 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
APRIL 30, 1998               YEAR    YEARS   YEARS

FIDELITY EUROPE              45.07%  22.37%  14.82%

FIDELITY EUROPE              40.72%  21.63%  14.47%
 (INCL. 3.00% SALES CHARGE)

MSCI EUROPE                  45.89%  22.21%  15.72%

EUROPEAN REGION              39.23%  20.39%  11.64%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Europe                      MS Europe Index (Net)
             00301                       MS002
  1988/04/30       9700.00                    10000.00
  1988/05/31       9593.74                     9812.92
  1988/06/30       9381.22                     9713.94
  1988/07/31       9282.55                     9735.71
  1988/08/31       8796.79                     9293.77
  1988/09/30       9206.65                     9799.56
  1988/10/31       9836.62                    10707.15
  1988/11/30       9958.06                    10839.18
  1988/12/31       9969.01                    10897.40
  1989/01/31      10442.25                    11292.02
  1989/02/28      10465.52                    11163.80
  1989/03/31      10643.95                    11244.71
  1989/04/30      11101.68                    11556.81
  1989/05/31      10799.11                    10964.63
  1989/06/30      11093.92                    11417.01
  1989/07/31      12086.94                    12760.89
  1989/08/31      11993.84                    12601.49
  1989/09/30      12536.90                    12817.89
  1989/10/31      11668.01                    11977.49
  1989/11/30      12350.71                    12642.50
  1989/12/31      13192.26                    14003.29
  1990/01/31      13357.06                    13965.77
  1990/02/28      13011.76                    13631.12
  1990/03/31      13404.15                    13823.44
  1990/04/30      13137.32                    13456.59
  1990/05/31      13945.65                    14551.77
  1990/06/30      14526.39                    15062.85
  1990/07/31      15405.36                    15697.16
  1990/08/31      13568.96                    14140.81
  1990/09/30      12226.97                    12475.43
  1990/10/31      12776.32                    13526.75
  1990/11/30      12760.63                    13662.67
  1990/12/31      12586.60                    13465.36
  1991/01/31      12835.60                    13918.44
  1991/02/28      13614.73                    15135.93
  1991/03/31      12883.79                    14120.14
  1991/04/30      12851.66                    13972.52
  1991/05/31      12907.89                    14384.68
  1991/06/30      11775.34                    13177.43
  1991/07/31      12369.73                    14089.45
  1991/08/31      12618.73                    14346.68
  1991/09/30      13076.57                    14777.84
  1991/10/31      12795.44                    14466.53
  1991/11/30      12409.89                    14125.99
  1991/12/31      13110.22                    15230.93
  1992/01/31      13168.34                    15226.54
  1992/02/29      13326.09                    15285.00
  1992/03/31      12869.44                    14750.07
  1992/04/30      13716.33                    15564.16
  1992/05/31      14388.86                    16449.87
  1992/06/30      14256.02                    16143.53
  1992/07/31      13741.24                    15566.76
  1992/08/31      13782.75                    15516.00
  1992/09/30      13566.88                    15259.38
  1992/10/31      12553.93                    14194.68
  1992/11/30      12545.63                    14187.75
  1992/12/31      12779.39                    14513.23
  1993/01/31      12711.68                    14537.61
  1993/02/28      12787.85                    14703.93
  1993/03/31      13625.71                    15460.35
  1993/04/30      14074.25                    15801.33
  1993/05/31      14243.52                    15971.32
  1993/06/30      13845.75                    15738.00
  1993/07/31      13854.21                    15792.02
  1993/08/31      14979.81                    17177.78
  1993/09/30      14962.89                    17124.42
  1993/10/31      15597.62                    17837.83
  1993/11/30      15292.95                    17452.78
  1993/12/31      16250.88                    18763.10
  1994/01/31      17423.80                    19718.62
  1994/02/28      17015.83                    19020.30
  1994/03/31      16539.86                    18481.96
  1994/04/30      17015.83                    19247.28
  1994/05/31      16361.38                    18429.11
  1994/06/30      16165.89                    18235.62
  1994/07/31      16905.34                    19191.35
  1994/08/31      17440.80                    19800.04
  1994/09/30      17202.82                    19014.91
  1994/10/31      18001.76                    19843.26
  1994/11/30      17330.31                    19083.18
  1994/12/31      17267.55                    19191.65
  1995/01/31      16896.30                    19041.41
  1995/02/28      17198.48                    19472.83
  1995/03/31      17612.90                    20376.47
  1995/04/30      18208.64                    21028.11
  1995/05/31      18571.25                    21458.65
  1995/06/30      19097.91                    21660.95
  1995/07/31      19952.66                    22790.00
  1995/08/31      19572.77                    21908.99
  1995/09/30      20436.15                    22570.83
  1995/10/31      20298.01                    22464.22
  1995/11/30      20168.50                    22623.95
  1995/12/31      20519.91                    23340.91
  1996/01/31      20582.85                    23493.50
  1996/02/29      21338.19                    23921.48
  1996/03/31      21859.73                    24207.53
  1996/04/30      22192.44                    24382.68
  1996/05/31      22830.87                    24571.09
  1996/06/30      23073.66                    24841.64
  1996/07/31      22633.05                    24530.47
  1996/08/31      23397.37                    25258.40
  1996/09/30      23793.02                    25789.87
  1996/10/31      24386.50                    26388.60
  1996/11/30      25321.68                    27725.83
  1996/12/31      25778.63                    28262.89
  1997/01/31      25672.07                    28346.83
  1997/02/28      26224.26                    28729.51
  1997/03/31      26718.33                    29666.09
  1997/04/30      26621.45                    29526.07
  1997/05/31      27861.46                    30794.81
  1997/06/30      29217.72                    32343.17
  1997/07/31      30138.04                    33864.60
  1997/08/31      28733.34                    31935.68
  1997/09/30      31397.42                    35038.86
  1997/10/31      30079.91                    33328.62
  1997/11/30      30670.86                    33848.87
  1997/12/31      31678.64                    35093.83
  1998/01/31      32895.42                    36562.86
  1998/02/28      35149.11                    39429.76
  1998/03/31      37688.48                    42246.62
  1998/04/30      38619.58                    43075.50
IMATRL PRASUN   SHR__CHT 19980430 19980506 113855 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on April 30, 1988, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $38,620 - a 286.20% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $43,076 - a 330.76% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Sally Walden, Portfolio Manager of Fidelity Europe
Fund
Q. HOW DID THE FUND PERFORM, SALLY?
A. For the six months that ended on April 30, 1998, the fund produced a return of 28.39%. The Morgan Stanley Capital International (MSCI) Europe Index returned 29.24% in that period, while the European region funds average tracked by Lipper Analytical Services returned 26.03%. For the 12 months that ended April 30, 1998, the fund returned 45.07%, while the MSCI Europe Index and European funds average returned 45.89% and 39.23%, respectively.
Q. ALTHOUGH THE FUND BEAT ITS LIPPER PEER GROUP, CAN YOU EXPLAIN WHY IT SLIGHTLY UNDERPERFORMED THE MSCI EUROPE INDEX OVER THE PAST SIX MONTHS?
A. The main reason for the underperformance compared with the benchmark index was the portfolio's bias toward medium-sized companies. For much of the review period, these stocks continued to trail the market leaders as they had done in the previous six months. Since March, however, medium-sized companies in many European markets have begun to rebound, and this has helped the portfolio. In the United Kingdom, the advance of medium-sized companies was particularly strong after investors became more certain that interest rates had probably peaked, allowing smaller companies to improve their profits because they tend to be more sensitive to interest rates.
Q. WHICH HOLDINGS PERFORMED PARTICULARLY WELL?
A. Many of the fund's holdings in the finance sector helped performance significantly, including Banco Bilbao Vizcaya, Spain's second-largest bank. This company is continuing to build a presence in Latin America, where lending profit margins are higher. In addition, Credito Italiano, Italy's sixth-largest bank, reported that fee income from its asset management business was supplementing moderate loan growth. France's Societe Generale reported strong gains in equity trading and commissions that more than offset provisions for Asian loans. And HSBC Holdings returned to favor after the Asian crisis appeared to subside. Other strong performers were in the telecommunications sector. Vodafone, the UK's largest mobile phone operator, rose on better-than-expected subscriber numbers. Telecom Italia Mobile, Europe's largest cellular telephone company, reported higher profits as it signed up large numbers of new clients. And Telefonica de Espana, Spain's largest telecommunications company, announced a joint venture with Portugal Telecom that will help its operations outside of its traditional markets. Telecel, Portugal's largest mobile phone company, became a new entrant to the portfolio's top 10 holdings during the review period. Its share price benefited from increased demand.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. In such a strong market, most of the fund's disappointments were stocks that didn't keep pace with the overall market, as opposed to those that fell in price. During much of the period, falling oil prices hurt the relative performance of oil companies such as Shell, British Petroleum, Total and Nationale Elf Acquitaine. Roche, Switzerland's second-largest drug company, surprised investors by taking a larger-than-expected charge to integrate last year's acquisition of Corange, and its share price lagged as a result. In the U.K., the third-largest fashion retailer, Next, underperformed after it warned that its first-half profits will decline because it had insufficient inventories of its best-selling lines.
Q. HAVE THERE BEEN ANY MAJOR CHANGES TO THE FUND'S COUNTRY WEIGHTINGS OVER THE SIX-MONTH PERIOD?
A. There were some minor changes in country allocations, but only as a result of share-price appreciation and where I found attractive companies. Overall, the portfolio remained overweighted in Nordic markets relative to the index because of its many holdings in Sweden and Finland. The main underweighted positions remained in Germany and the Netherlands. In the case of Germany, this position reflected the difficulty of finding companies with shareholder-friendly management that were attractively valued.
Q. IS THE FUND STILL BIASED TOWARDS MEDIUM-SIZED COMPANIES?
A. Yes, medium-sized companies are presently more strongly represented in the fund than they are in the index. About 66% of the portfolio is invested in stocks with market capitalizations of more than $5 billion, while the index has 86% of its value in this tier of the market. More than 25% of the fund is invested in companies with market capitalizations of between $1 billion and $5 billion, a segment that represents only 12% of the index.
Q. DID YOU FAVOR ANY PARTICULAR INDUSTRY SECTORS?
A. The allocation to different sectors has not changed greatly over the past six months. The fund's exposure to durables declined three percentage points mainly because a position in German car manufacturer Volkswagen was sold. The weighting of the finance sector rose by about two percentage points largely as a result of the appreciation of stocks in this sector. Merger speculation within the financial industry has been a prominent feature of the markets in different countries. The merger of UBS and Swiss Bank Corp., for example, created the world's second-largest bank. The deal sparked off share price increases in related companies. Also, the forthcoming start of the single European currency will intensify competition among companies across borders, because it eliminates exchange rate risks and makes it easier for companies to sell products and services throughout the region. In Italy, France, Germany and Scandinavia, banks are expected to have to consolidate quickly if they want to be up to such increased competition.
Q. WHAT IS THE OUTLOOK FOR EUROPEAN MARKETS AND THE FUND?
A. I believe the backdrop for European stock markets is fairly positive, with long-term promise for a number of reasons. One of those is that profit growth is accelerating because economic growth has become stronger at the same time that inflation has remained subdued. Economic recovery in continental Europe is clearly under way, although the pace has differed across the continent. Over the short term, however, some backlash cannot be ruled out after the extraordinary advances seen in the first quarter of 1998. Nevertheless, the demand for equities is expected to remain strong, with large amounts of money flowing into equity mutual funds. Over the medium to longer term, I believe fundamentals in Europe will stay positive. There remains considerable scope for companies to improve their profitability: Many companies will continue to restructure to prepare themselves for the more competitive environment of a single currency. I feel this will provide a number of attractive investment opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SALLY WALDEN DISCUSSES EUROPE'S MOVE TOWARD A
UNIFIED CURRENCY, THE EURO:
"Starting next year, 11 countries - Germany, France, the Netherlands, Austria, Luxembourg, Belgium, Ireland,
Finland, Italy, Spain and Portugal - will begin a process that will result in their giving up their national currencies to create a single currency, the Euro. In January 1999, the exchange rates of the individual currencies against the Euro will be fixed, and the Euro will be introduced. In January
2002, Euro notes and coins will be issued to replace the national currencies.
"The 11 countries that comprise `Euroland' have a larger population than the U.S. by about 10%, but an economy that will be about 95% the size of that of the U.S. In terms of stock market capitalization, though, Euroland will comprise only about 16% of the world's stock market.
"The introduction of the Euro marks yet another move toward integration in Europe, and it appears to be acting as a catalyst for change on the corporate front. Companies have realized that they will need to increase their competitiveness to survive in such a single currency market. Competition will increase because national trade barriers will be reduced; product standards are being unified, and goods and services will be priced in one currency. New market entrants should find it easier to establish themselves across borders, and companies in traditional `soft-currency countries' can no longer benefit from competitive devaluations.
"Companies are reacting by cutting costs, restructuring their businesses to shed unprofitable parts, concentrating on core areas and looking at possible mergers or acquisitions in order to gain economies of scale or more synergy - and, hence, greater efficiency.
"For the investor, this is good news, because those companies that are successful should be rewarded by rising share prices. Identifying such companies should therefore be a very important part of an investment strategy.
"There are other important changes indirectly linked to the Euro. Not surprisingly, privatization of companies across the continent is booming during a time of fiscal austerity in the run-up to the European Monetary Union. That's because governments have been under pressure to lower their public debt levels in order to `join the club.' Successful privatizations can create a wide range of investment opportunities, because, in many cases, the result is the opening up of an industry to competition, an environment in which many companies can prosper. In addition, privatization helps to broaden equity markets, making them more representative of underlying economies and raising the profile of equities among investors.
"I believe that these trends will continue. In fact, corporate restructuring and the creation of shareholder value have been powerful forces behind the strong performance of European stock markets over the past two years. At Fidelity, we have always paid special attention to companies that are managed in the interests of shareholders and will continue to do so in the future."


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of April 30, 1998, more than
$1.5 billion
MANAGER: Sally Walden, since 1992; also
manages various funds for non-U.S. investors;
joined Fidelity in 1984
(checkmark)
EUROPE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
FINLAND 3.9%
UNITED STATES 8.2%
ROW: 1, COL: 1, VALUE: 8.199999999999999
ROW: 1, COL: 2, VALUE: 28.5
ROW: 1, COL: 3, VALUE: 10.0
ROW: 1, COL: 4, VALUE: 8.9
ROW: 1, COL: 5, VALUE: 11.1
ROW: 1, COL: 6, VALUE: 4.6
ROW: 1, COL: 7, VALUE: 5.3
ROW: 1, COL: 8, VALUE: 7.9
ROW: 1, COL: 9, VALUE: 11.6
ROW: 1, COL: 10, VALUE: 3.9
FRANCE 11.6%
UNITED KINGDOM
28.5%
GERMANY 7.9%
ITALY 5.3%
NETHERLANDS 4.6%
OTHER 11.1%
SWITZERLAND 10.0%
SWEDEN 8.9%
AS OF OCTOBER 31, 1997
UNITED STATES 2.6%
FRANCE 10.2%
ROW: 1, COL: 1, VALUE: 2.6
ROW: 1, COL: 2, VALUE: 34.5
ROW: 1, COL: 3, VALUE: 9.4
ROW: 1, COL: 4, VALUE: 9.699999999999999
ROW: 1, COL: 5, VALUE: 10.9
ROW: 1, COL: 6, VALUE: 5.5
ROW: 1, COL: 7, VALUE: 3.9
ROW: 1, COL: 8, VALUE: 3.4
ROW: 1, COL: 9, VALUE: 9.9
ROW: 1, COL: 10, VALUE: 10.2
GERMANY 9.9%
UNITED KINGDOM
34.5%
IRELAND 3.4%
ITALY 3.9%
NETHERLANDS 5.5%
OTHER 10.9%
SWITZERLAND 9.4%
SWEDEN 9.7%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  91.8         97.4

SHORT-TERM INVESTMENTS  8.2          2.6

TOP TEN STOCKS
                                           % OF FUND'S  % OF FUND'S
                                           INVESTMENTS  INVESTMENTS
                                                        IN THESE STOCKS
                                                        6 MONTHS AGO

SHELL TRANSPORT & TRADING CO. PLC (REG.)   2.7          3.1
(UNITED KINGDOM, OIL & GAS)

NOVARTIS AG (REG.)                         2.2          2.7
(SWITZERLAND, DRUGS & PHARMACEUTICALS)

TELECOM ITALIA MOBILE SPA                  2.2          2.0
(ITALY, TELEPHONE SERVICES)

LLOYDS TSB GROUP PLC                       2.0          2.1
(UNITED KINGDOM, BANKS)

BRITISH PETROLEUM PLC ORD.                 1.7          2.1
(UNITED KINGDOM, OIL & GAS)

GLAXO WELLCOME PLC                         1.6          1.8
(UNITED KINGDOM, DRUGS & PHARMACEUTICALS)

HSBC HOLDINGS PLC ORD.                     1.6          1.8
(UNITED KINGDOM, BANKS)

TOTAL SA CLASS B                           1.6          2.1
(FRANCE, OIL & GAS)

TELECEL COMUNICACOES PESSOAIS SA           1.6          0.7
(PORTUGAL, CELLULAR)

CREDIT SUISSE GROUP (REG.)                 1.4          1.3
(SWITZERLAND, BANKS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET  SECTORS
                                               6 MONTHS AGO

FINANCE                           29.7         27.8

HEALTH                            10.8         12.8

UTILITIES                         9.6          8.6

ENERGY                            7.3          8.9

MEDIA & LEISURE                   6.6          5.9

DURABLES                          4.2          7.2

RETAIL & WHOLESALE                4.1          5.5

INDUSTRIAL MACHINERY & EQUIPMENT  3.9          2.5

TECHNOLOGY                        3.5          1.4

SERVICES                          3.4          4.3

EUROPE
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 89.8%
 SHARES VALUE (NOTE 1)
AUSTRIA - 0.5%
OMV AG  54,100 $ 8,023,693
DENMARK - 0.5%
International Service Systems AS,
 Series B  159,300  8,605,531
FINLAND - 3.9%
Cultor OY Ord., Series 2  82,600  4,893,580
KCI (Konecranes International)  145,900  7,830,521
Nokia Corp. AB, Series A  173,400  11,640,572
Nokian Tyres Ltd.   114,580  6,620,084
Sampo Insurance Co. Ltd.   324,200  14,628,247
Tamro OYJ  554,900  3,969,387
Tieto Corp Class B  28,700  5,264,123
UPM-Kymmene Corp.   191,800  5,751,889
  60,598,403
FRANCE - 11.6%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  87,400  15,841,250
Accor SA  23,912  6,510,801
BIC  73,240  5,034,756
Carbonne-Lorraine  18,300  7,493,895
Club Mediterranee SA Ord. (a)  73,600  6,737,038
Credit Commercial de France Ord.   146,900  11,713,930
Castorama Dubois Investissements SA  45,700  7,546,441
Elf Sanofi SA  89,800  10,875,355
France Telecom SA  7,600  413,237
Genset SA (a)  82,500  7,592,823
Groupe Photo Services GPS  163,800  6,585,198
Hachette Filipacchi Medias SA  27,771  7,469,266
Nationale Elf Aquitaine  103,000  13,500,623
Peugeot SA Ord.   23,200  4,023,723
Renault SA Ord. (a)  91,300  4,231,697
Seita  164,900  7,396,462
Societe Generale Class A  103,050  21,433,441
Total SA Class B  207,778  24,680,002
Union Assurances Federale SA  77,794  12,161,169
  181,241,107
GERMANY - 6.5%
Adidas-Salomon AG  59,700  9,972,716
Allianz AG:
 (Reg.)  44,700  14,471,062
 (RFD) (a)  1,161  353,620
BHF Bank AG  187,800  7,790,579
(BMW) Muenchen Bayerische
 Motorenwerke AG  9,224  10,385,282
Dresdner Bank AG Ord.   137,800  7,696,052
Gehe AG  154,910  8,086,649
Hannover Rueckversicherungs-AG  10,500  1,344,730
Hoechst AG Ord.   254,400  10,281,392
Mannesmann AG Ord.   26,340  21,794,777
Veba AG Ord.   138,310  9,203,210
  101,380,069
IRELAND - 3.3%
Bank of Ireland, Inc.   954,900  19,480,407
CRH PLC  706,060  10,027,323
IWP International (UK Reg.)  605,060  3,639,363
Independent Newspapers PLC  948,066  5,702,503
Irish Life PLC  763,100  7,012,622
Smurfit (Jefferson) Group PLC  1,577,400  5,754,040
  51,616,258

 SHARES VALUE (NOTE 1)
ITALY - 4.7%
Aeroporti di Roma Spa  36,000 $ 505,178
Banca Commerciale Italiana Spa  1,324,600  6,696,611
Credito Italiano Ord.   2,968,400  15,527,791
Istituto Nazionale Delle
 Assicurazioni Spa  5,537,000  16,506,355
Telecom Italia Mobile Spa  5,990,040  34,294,464
  73,530,399
LUXEMBOURG - 0.0%
Scandinavian Broadcasting Corp. (a)  23,600  749,300
NETHERLANDS - 4.6%
AKZO Nobel NV  41,400  8,415,550
Ahold NV  180,500  5,624,165
ING Groep NV  225,650  14,586,505
Philips Electronics NV (Bearer)  94,800  8,532,000
Vendex International NV  139,300  8,928,869
VNU Ord.   594,100  19,216,648
Volmac Software Groep NV  107,600  7,077,897
  72,381,634
NORWAY - 0.4%
Schibsted AS, Series B  367,800  6,994,924
PORTUGAL - 3.0%
BPI-SGPS SA (Reg.)  476,500  22,130,889
Telecel Comunicacoes Pessoais SA (a)  136,500  24,469,012
  46,599,901
SPAIN - 3.4%
Banco Bilbao Vizcaya SA Ord. (Reg.)  422,300  21,709,662
Corp Financiera Reunida-Cofir (a)  322,415  3,636,299
Mapfre Vida SA  162,300  8,088,128
Telefonica de Espana SA:
 Ord.   482,200  20,109,452
 rights 5/7/98 (a)  482,200  379,424
  53,922,965
SWEDEN - 8.9%
Assa Abloy AB Class B  216,665  7,542,879
Astra AB Class A Free shares  769,366  15,773,015
Ericsson (L.M.) Telephone Co. Class B 145,100 7,462,715 ForeningsSparbanken AB, Series A 454,500 14,181,881
Hennes & Mauritz AB Class B  118,000  6,131,569
Incentive AB Class B  71,400  6,877,069
Mandamus AB rights 6/15/98 (a)  454,500  709,094
Nordbanken Holding AB  2,027,400  14,900,433
Securitas AB Class B  288,800  10,612,719
Skandia Foersaekrings AB  312,563  21,722,556
Scandic Hotels AB  238,600  9,075,636
Svenska Handelsbanken  318,400  14,410,026
Swedish Match Co.   3,001,700  10,372,577
  139,772,169
SWITZERLAND - 10.0%
Adecco SA (Bearer)  16,700  7,286,019
ABB AG (Bearer)  9,830  16,107,240
Credit Suisse Group (Reg.)  102,660  22,565,643
Julius Baer Holding AG  2,736  7,544,821
Kuoni Reisen Holding AG Class B (Reg.)  2,538  13,608,806
Novartis AG (Reg.)  21,340  35,251,582
Roche Holding AG  1,854  18,777,107
Swiss Bank Corp. (Reg.)  62,300  21,620,129
Swiss Reinsurance Corp. (Reg.) (a)  6,213  13,698,148
  156,459,495
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 28.5%
Alliance & Leicester PLC  442,800 $ 6,184,981
Asda Group PLC  1,920,100  6,424,226
Barclays PLC Ord.   634,470  18,286,250
British Aerospace PLC  252,000  8,412,411
Barratt Developments PLC  1,331,775  7,131,541
Boots Co. PLC Class L (The)  658,830  10,198,663
British Petroleum PLC Ord.   1,660,014  26,196,193
British Telecommunications PLC Ord.   1,005,750  10,905,842
Capital Shopping Centres PLC  929,521  6,926,575
Cable & Wireless PLC Ord.   643,500  7,364,845
Carpetright PLC  210,600  1,217,472
Daily Mail & General Trust PLC Class A 178,900 7,577,270 Electrocomponents PLC 754,020 7,325,834
Flextech PLC (a)  598,880  4,953,013
Glaxo Wellcome PLC  896,400  25,311,217
Great Universal Stores PLC Ord Class A  527,800  8,033,637
HSBC Holdings PLC Ord.   789,500  24,891,353
Gallaher Group PLC  1,293,100  6,740,796
Granada Group PLC  454,300  7,818,158
Ladbroke Group PLC Ord.   1,115,300  6,126,070
Lloyds TSB Group PLC  2,122,100  31,750,890
London Insurance Market Investment
 Trust PLC  3,838,070  11,158,006
National Grid Co. PLC  695,745  4,487,060
Next PLC  666,400  5,511,435
Nycomed Amersham PLC  220,200  7,299,338
Orange PLC (a)  1,062,500  7,620,153
Prudential Corp. PLC  584,870  8,276,891
Peninsular & Oriental Steam
 Navigation Co.   586,300  8,644,882
Royal & Sun Alliance Insurance
 Group PLC  649,093  7,244,491
Rentokil Initial PLC  1,124,200  7,236,202
Scottish & Newcastle Brewers PLC  488,000  7,378,921
Scottish Media Group PLC  462,530  5,525,485
Shell Transport & Trading Co. PLC (Reg.)  5,602,300  41,653,437
Smiths Industries PLC Ord.   432,770  6,222,036
SmithKline Beecham PLC Ord.   1,582,420  18,851,059
Tesco PLC Ord.   743,720  6,958,601
Unilever PLC Ord.   1,655,100  17,615,223
Vodafone Group PLC  2,005,525  21,947,944
Wolseley PLC Ord.   507,450  3,556,720
Zeneca Group PLC Ord.   250,180  10,767,699
  447,732,820
TOTAL COMMON STOCKS
 (Cost $944,901,644)   1,409,608,668
NONCONVERTIBLE PREFERRED STOCKS - 2.0%
GERMANY - 1.4%
Boss (Hugo) AG  5,280  9,702,099
Porsche AG  1,778  4,534,350
Wella AG  8,018  7,411,259
  21,647,708
ITALY - 0.6%
Telecom Italia Spa  1,723,900  9,082,937
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $17,684,741)   30,730,645
CASH EQUIVALENTS - 8.2%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $128,720,237)  128,720,237  $128,720,237
TOTAL INVESTMENTS IN SECURITIES - 100%
 (Cost $1,091,306,622)  $ 1,569,059,550
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $445,391,077 and $146,272,288, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,644 for the period.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.9%
Basic Industries    2.4
Cash Equivalents   8.2
Construction & Real Estate    1.8
Durables    4.2
Energy    7.3
Finance    29.7
Health    10.8
Industrial Machinery & Equipment    3.9
Media & Leisure   6.6
Nondurables   3.0
Retail & Wholesale   4.1
Services    3.4
Technology    3.5
Transportation   0.6
Utilities   9.6
   100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,091,640,804. Net unrealized appreciation aggregated $477,418,746, of which $490,617,572 related to appreciated investment securities and $13,198,826 related to depreciated investment securities.
EUROPE
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,091,306,622) -                                          $ 1,569,059,550
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                          2,013

RECEIVABLE FOR INVESTMENTS SOLD                                                                           1,124,762

RECEIVABLE FOR FUND SHARES SOLD                                                                          14,395,595

DIVIDENDS RECEIVABLE                                                                                      6,821,827

INTEREST RECEIVABLE                                                                                         515,914

REDEMPTION FEES RECEIVABLE                                                                                      973

 TOTAL ASSETS                                                                                         1,591,920,634

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                              $ 57,879,126

PAYABLE FOR FUND SHARES REDEEMED                                                  8,174,786

ACCRUED MANAGEMENT FEE                                                              973,556

OTHER PAYABLES AND                                                                  623,590
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        67,651,058

NET ASSETS                                                                                           $ 1,524,269,576

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                      $ 1,006,041,057

UNDISTRIBUTED NET INVESTMENT INCOME                                                                        5,744,094

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                          34,761,824

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                477,722,601
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 41,762,056                                                                           $ 1,524,269,576
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($1,524,269,576 (DIVIDED BY) 41,762,056 SHARES)                                                               $36.50

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $36.50)                                                        $37.63



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 12,094,999
DIVIDENDS

INTEREST                                                                         1,731,076

                                                                                 13,826,075

LESS FOREIGN TAXES WITHHELD                                                      (1,501,464)

 TOTAL INCOME                                                                    12,324,611

EXPENSES

MANAGEMENT FEE                                                    $ 4,056,026
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            228,875

TRANSFER AGENT FEES                                                1,330,861

ACCOUNTING FEES AND EXPENSES                                       303,095

NON-INTERESTED TRUSTEES' COMPENSATION                              1,813

CUSTODIAN FEES AND EXPENSES                                        255,034

REGISTRATION FEES                                                  175,639

AUDIT                                                              24,777

LEGAL                                                              2,717

REPORTS TO SHAREHOLDERS                                            59,183

MISCELLANEOUS                                                      980

 TOTAL EXPENSES BEFORE REDUCTIONS                                  6,439,000

 EXPENSE REDUCTIONS                                                (32,449)      6,406,551

NET INVESTMENT INCOME                                                            5,918,060

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             36,142,447

 FOREIGN CURRENCY TRANSACTIONS                                     (616,747)     35,525,700

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             233,216,750

 ASSETS AND LIABILITIES IN                                         (97,262)      233,119,488
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  268,645,188

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 274,563,248

OTHER INFORMATION                                                               $ 671,160
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                               $ 1,250

 DEFERRED SALES CHARGES WITHHELD                                                $ 19,270
 BY FDC

 EXPENSE REDUCTIONS                                                             $ 18,480
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                         13,969

                                                                                $ 32,449






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                          SIX MONTHS ENDED         YEAR ENDED
                                                                           APRIL 30, 1998           OCTOBER 31,
                                                                           (UNAUDITED)              1997
OPERATIONS                                                                 $       5,918,060        $     13,404,635
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                        35,525,700               79,961,346

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                           233,119,488               86,807,048

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                274,563,248              180,173,029

DISTRIBUTIONS TO SHAREHOLDERS                                                   (11,392,134)              (6,427,940)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                         (68,664,194)             (46,294,939)

 TOTAL DISTRIBUTIONS                                                            (80,056,328)             (52,722,879)

SHARE TRANSACTIONS                                                              456,667,695              355,908,188
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                   78,862,444               51,814,504

 COST OF SHARES REDEEMED                                                       (122,017,471)            (311,301,709)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 SHARE TRANSACTIONS                                                             413,512,668               96,420,983

REDEMPTION FEES                                                                     141,938                  475,113

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                       608,161,526              224,346,246

NET ASSETS

 BEGINNING OF PERIOD                                                            916,108,050              691,761,804

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $5,744,094 AND $12,950,679, RESPECTIVELY)                        $ 1,524,269,576            $ 916,108,050

OTHER INFORMATION
SHARES

 SOLD                                                                            13,332,939               12,685,159

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                          2,653,514                2,034,335

 REDEEMED                                                                        (3,724,970)             (10,729,871)

 NET INCREASE (DECREASE)                                                         12,261,483                3,989,623



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.







FINANCIAL HIGHLIGHTS
                                          SIX MONTHS ENDED                     YEARS ENDED OCTOBER 31,
                                          APRIL 30, 1998

SELECTED PER-SHARE DATA                   (UNAUDITED)             1997       1996       1995       1994       1993
NET ASSET VALUE, BEGINNING OF PERIOD      $ 31.05                 $ 27.12    $ 23.51    $ 21.18    $ 18.43    $ 15.12

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                    .17 D                   .44 D      .30 D      .27        .18        .25

 NET REALIZED AND UNREALIZED
 GAIN (LOSS)                              8.02                    5.44       4.23       2.37       2.65       3.35

 TOTAL FROM INVESTMENT OPERATIONS         8.19                    5.88       4.53       2.64       2.83       3.60



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME               (.39)                   (.24)      (.12)      (.20)      (.08)      (.29)

 FROM NET REALIZED GAIN                   (2.35)                  (1.73)     (.81)      (.11)      -          -

 TOTAL DISTRIBUTIONS                      (2.74)                  (1.97)     (.93)      (.31)      (.08)      (.29)

REDEMPTION FEES ADDED TO
PAID IN CAPITAL                            -                      .02        .01        -          -          -

NET ASSET VALUE, END OF PERIOD             $ 36.50                $ 31.05    $ 27.12    $ 23.51    $ 21.18    $ 18.43

TOTAL RETURN B, C                          28.39%                 23.35%     20.14%     12.76%     15.41%     24.24%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000 OMITTED)                              $ 1,524,270            $ 916,108  $ 691,762  $ 492,867  $ 507,460  $ 528,929

RATIO OF EXPENSES TO AVERAGE
NET ASSETS                                 1.20% A                1.19%      1.27%      1.18% E    1.35%      1.25%

RATIO OF EXPENSES TO AVERAGE
NET ASSETS AFTER EXPENSE REDUCTIONS        1.19% A, F             1.18% F    1.27%      1.18%      1.35%      1.25%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                         1.10% A                1.53%      1.20%      1.12%      .85%       1.44%

PORTFOLIO TURNOVER RATE                    28% A                  57%        45%        38%        49%        76%

AVERAGE COMMISSION RATE G                  $ .0429                $ .0344    $ .0299

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 6 OF
  NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE
  TIME SALES CHARGE AND FOR PERIODS OF
  LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES
  OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE
  FUND'S EXPENSES DURING THE PERIOD. WITHOUT
  THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
  WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
  (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
  A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  LIFE OF
APRIL 30, 1998                 MONTHS  YEAR    FUND

FIDELITY EUROPE CAPITAL APP    29.15%  48.51%  143.74%

FIDELITY EUROPE CAPITAL APP    25.28%  44.06%  136.43%
 (INCL. 3.00% SALES CHARGE)

MSCI EUROPE                    29.24%  45.89%  131.58%

EUROPEAN REGION FUNDS AVERAGE  26.03%  39.23%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International
(MSCI) Europe Index - an unmanaged market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 1998, the index included over 550 equity securities of companies domiciled in 14 European companies. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
APRIL 30, 1998                 YEAR    FUND

FIDELITY EUROPE CAPITAL APP    48.51%  22.68%

FIDELITY EUROPE CAPITAL APP    44.06%  21.82%
 (INCL. 3.00% SALES CHARGE)

MSCI EUROPE                    45.89%  21.25%

EUROPEAN REGION FUNDS AVERAGE  39.23%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Europe Cap. Appreciation    MS Europe Index (Net)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
  1997/11/30      18328.34                    18197.57
  1997/12/31      18761.13                    18866.87
  1998/01/31      19553.49                    19656.64
  1998/02/28      21125.44                    21197.92
  1998/03/31      23016.89                    22712.30
  1998/04/30      23643.11                    23157.91
IMATRL PRASUN   SHR__CHT 19980430 19980506 115111 R00000000000056
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $23,643 - a 136.43% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,158 - a 131.58% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. The fund did pretty well. For the six months that ended April 30, 1998, the fund returned 29.15%. This topped the 26.03% return of the European region funds average for the same period, according to Lipper Analytical Services. The Morgan Stanley Capital International Europe Index returned 29.24%. For the 12 months that ended April 30, 1998, the fund returned 48.51%. The Lipper average and Morgan Stanley index had 12 -month returns of 39.23% and 45.89%, respectively, as of April 30.
Q. CAN YOU OUTLINE THE FACTORS THAT CONTRIBUTED TO THE FUND'S
PERFORMANCE?
A. The positive aspects that I've talked about in the past continued to have a strong influence on the performance of most European markets. Compared to six months ago, the drive towards a uniform currency is closer to becoming reality. As countries have met more and more of the requirements for joining the Europe Monetary Union (EMU), the resulting convergence of monetary and fiscal policies has benefited the overall investing climate. In addition, we continued to see a large number of company restructurings - either through mergers or acquisitions - and this was a positive development. Low interest rates and renewed consumer confidence also provided a nice investing backdrop. Of course, there were some obstacles along the way, with the biggest being the market crisis that enveloped Southeast Asian markets at the beginning of the period. This dilemma threw a few curveballs at me, as a lack of demand from Southeast Asia equated to falling commodity prices. In particular, the fund's oil-related positions hurt performance as the price of oil tumbled dramatically in late 1997. Another factor that detracted from the fund's return was my underweighting - relative to the index - in insurance-related stocks. This group performed very well during the period.
Q. EUROPEAN ECONOMIES CONTINUED TO BE ON THE UPSWING DURING THE PERIOD. HOW DID THIS PLAY INTO YOUR STRATEGY?
A. Compared to six months ago, I was more comfortable looking at stocks of companies that were sensitive to the ups and downs of the various European economies. I was attracted to certain commodity cyclicals - including paper and pulp companies - but also to non-commodity, cyclical areas such as advertising, hotel and leisure and media-related companies. Advertising has been a big worldwide trend, mostly because companies have more money to spend to highlight their products and services. One notable example within the portfolio is the global ad agency, Saatchi & Saatchi. With its strong reputation and foothold in many world regions, this position performed well for the fund.
Q. DID THE ECONOMIC CRISES IN SOUTHEAST ASIA HAVE A DIRECT IMPACT ON EUROPEAN MARKETS?
A. The problems in Southeast Asia affected most global markets, but I'd argue that the overall impact in Europe was more indirect. While Southeast Asia is a popular end market for many European products - and that end market has now become somewhat softer due to less demand
- we did experience surprising growth stories from Eastern Europe, Russia and Latin America. In terms of the fund itself, the most negative performance factor - that of falling oil prices - can be traced back to the problems in Southeast Asia.
Q. WERE THERE ANY PARTICULAR INVESTMENT AREAS THAT OFFERED GOOD
EARNINGS GROWTH?
A. Telecommunications stocks had a strong period, particularly with the increased popularity of cellular phones. Cellular phone usage has risen rapidly as more and more people consider cell phones to be a necessity. Cellular phones now have longer battery lives and are lighter in weight. Also, with more cellular competition sprouting up throughout Europe, costs have been generally coming down. Features such as better voicemail capability and caller ID have also been well accepted. The fund held a number of stocks that reflected this trend, including Vodafone, Mannesman and Telecom Italia Mobile. Another big event that helped telecom stocks was that a number of markets opened to new competition in early 1998. Mannesman, which was one of the fund's 10 largest positions at the end of the period, was a play on this. Mannesman also has controlling interest in one of the major cellular companies in Germany. The company also has a history of creating strong businesses with sound marketing strategies.
Q. THE FUND'S HEALTH CARE-RELATED POSITIONS DECLINED FROM AROUND 13% TO JUST OVER 5% DURING THE PERIOD. WHAT HAPPENED THERE?
A. A lot of the reduction took place in the pharmaceuticals arena. Over the past couple years, many drug-stock companies have enjoyed great stock performance. As with most any other industry in Europe, this group has also seen a considerable amount of merger and acquisition activity and some companies got very big in size almost overnight. In the early part of the year, I felt that earnings expectations for many of these companies had gotten slightly ahead of reality. At the same time, there was much talk of several large-scale mergers and this drove share prices up. With my skepticism over earnings expectations in mind, I took advantage of this upward price movement and reduced many of the fund's pharmaceutical-related positions.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH DIDN'T?
A. Accor, a global hotel company that made a number of internal improvements, benefited performance. NCL Holdings, which owns the third-largest cruise ship company in the world, also generated positive results. On the flip side, the fund's oil stocks Royal Dutch Petroleum and Shell Transport & Trading suffered, mainly due to the problems in Southeast Asia. Also, the fund's underweighting in insurance stocks relative to the index detracted from performance.
Q. WHAT'S YOUR OUTLOOK?
A. I expect the main drivers of European stock performance to continue. I don't think the restructuring theme has played itself out yet, as many companies still could use a bit of streamlining. Low unemployment and higher levels of consumer confidence could also be positives. At the same time, though, European markets have been on quite a roll for some time so I wouldn't be surprised to see some stock price consolidation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KEVIN MCCAREY EXPLORES THE ONGOING
RESTRUCTURING TREND THROUGHOUT EUROPE:
"Corporate restructurings continued to be a dominant theme throughout Europe and I think there's more to come. In general, companies have pursued three phases of restructuring. First, they've concentrated on improving the profitability of their existing businesses. Second, many are disposing of businesses that may not fit into their plans as well as they originally thought. Third, companies are also trying to make logical acquisitions, with the emphasis on logical. Companies don't want to commit time and resources to operate in a business which they may not understand fully.
"One stock the fund held during the period - Vendex - is a good example of a company taking a proactive restructuring approach. Vendex is a Dutch company that operates retailing and temporary employment businesses.
The company made a sizable acquisition in the services area, and is spinning that whole business off to shareholders. Then, the company recently made a food-retail acquisition and will spin off that business to shareholders, leaving the core, general retailing business intact.
"European companies have been quick to study consolidation activity in other world markets and have taken note of what has worked and what hasn't worked. Companies are realizing that it's important to increase the market share in their main businesses and there's no shortage of U.S.-based examples. Coca-Cola, McDonald's and Philip Morris have all worked hard to gain market share and it shows in their profit margins.
"One other interesting consolidation note concerns the number of high-profile cross-border deals we've seen lately. As more and more countries have met the requirements for EMU - and their fiscal and economic policies have converged - companies in different countries have felt more comfortable conducting business with one another. While this activity hasn't been confined to one industry, we have seen a good deal of activity in the finance, insurance and pharmaceutical areas."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of eastern and western European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of April 30, 1998, more than
$637 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio, Fidelity Select Automotive Portfolio,
1988-1990; Fidelity Select Regional Banks
Portfolio, 1986-1989; joined Fidelity in 1985
(checkmark)

EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 4.0%
ROW: 1, COL: 1, VALUE: 19.0
ROW: 1, COL: 2, VALUE: 9.6
ROW: 1, COL: 3, VALUE: 5.4
ROW: 1, COL: 4, VALUE: 10.4
ROW: 1, COL: 5, VALUE: 9.199999999999999
ROW: 1, COL: 6, VALUE: 3.6
ROW: 1, COL: 7, VALUE: 4.3
ROW: 1, COL: 8, VALUE: 8.4
ROW: 1, COL: 9, VALUE: 26.1
ROW: 1, COL: 10, VALUE: 4.0
FRANCE 19.0%
UNITED KINGDOM 26.1%
GERMANY 9.6%
ITALY 5.4%
SWITZERLAND 8.4%
SWEDEN 4.3%
NETHERLANDS 10.4%
SPAIN 3.6%
OTHER 9.2%
AS OF OCTOBER 31, 1997
UNITED STATES 5.8%
FRANCE 20.1%
ROW: 1, COL: 1, VALUE: 20.1
ROW: 1, COL: 2, VALUE: 5.3
ROW: 1, COL: 3, VALUE: 3.1
ROW: 1, COL: 4, VALUE: 5.9
ROW: 1, COL: 5, VALUE: 8.5
ROW: 1, COL: 6, VALUE: 10.6
ROW: 1, COL: 7, VALUE: 4.5
ROW: 1, COL: 8, VALUE: 6.5
ROW: 1, COL: 9, VALUE: 29.7
ROW: 1, COL: 10, VALUE: 5.8
UNITED KINGDOM 29.7%
GERMANY 5.3%
IRELAND 3.1%
ITALY 5.9%
SWITZERLAND 6.5%
NETHERLANDS 8.5%
SWEDEN 4.5%
OTHER 10.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  96.0         94.1

BONDS                   0.0          0.1

SHORT-TERM INVESTMENTS  4.0          5.8

TOP TEN STOCKS
                                            % OF FUND'S  % OF FUND'S
                                            INVESTMENTS  INVESTMENTS
                                                         IN THESE STOCKS
                                                         6 MONTHS AGO

ALCATEL ALSHTOM COMPAGNIE GENERALE          2.4          1.9
 D'ELECTRICITE SA
(FRANCE, ELECTRICAL EQUIPMENT)

BRITISH AEROSPACE PLC                       2.1          1.8
(UNITED KINGDOM, AEROSPACE & DEFENSE)

NCL HOLDINGS AS                             1.9          0.7
(NORWAY, ENTERTAINMENT)

PHILIPS ELECTRONICS NV (BEARER)             1.9          0.7
(NETHERLANDS, ELECTRICAL EQUIPMENT)

CREDIT SUISSE GROUP (REG.)                  1.9          0.4
(SWITZERLAND, BANKS)

UNILEVER PLC ORD.                           1.8          1.2
(UNITED KINGDOM, HOUSEHOLD PRODUCTS)

SHELL TRANSPORT & TRADING CO. PLC (REG.)    1.7          4.0
(UNITED KINGDOM, OIL & GAS)

ACCOR SA                                    1.7          0.6
(FRANCE, LODGING & GAMING)

MANNESMANN AG ORD.                          1.7          0.2
(GERMANY, INDUSTRIAL MACHINERY &
 EQUIPMENT)

PHILIPS ELECTRONICS NV WARRANTS             1.6          0.0
 6/30/98
(NETHERLANDS, ELECTRICAL EQUIPMENT)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           23.6         19.6

UTILITIES                         8.8          5.2

INDUSTRIAL MACHINERY & EQUIPMENT  8.5          4.6

NONDURABLES                       7.7          4.0

MEDIA & LEISURE                   6.4          5.2

ENERGY                            6.1          12.5

HEALTH                            5.4          13.3

DURABLES                          5.3          5.4

BASIC INDUSTRIES                  5.0          5.7

CONSTRUCTION & REAL ESTATE        4.8          5.5

EUROPE CAPITAL APPRECIATION
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 90.5%
 SHARES VALUE (NOTE 1)
CANADA - 0.1%
Canadian Fracmaster Ltd. (a)  47,900 $ 620,948
FINLAND - 3.0%
Merita Ltd., Series A  658,000  4,393,103
Metsa-Serla Ltd. Class B  798,200  8,271,882
Nokia Corp. AB sponsored ADR  86,400  5,778,000
  18,442,985
FRANCE - 19.0%
Accor SA  39,700  10,809,586
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  84,000  15,225,000
Axa SA  42,500  4,984,633
Atos SA (a)  7,500  1,252,180
BQE National Paris Ord.   26,600  2,240,419
Bongrain SA  6,000  3,087,964
Cap Gemini Sogeti SA  49,000  6,357,505
Christian Dior SA  21,500  2,910,956
Coflexip sponsored ADR  75,400  5,372,250
Compagnie Generale de
 Geophysique SA sponsored ADR (a)  12,000  1,742,337
Credit Commercial de France Ord.   40,000  3,189,634
Generale des Eaux, Cie  27,000  5,014,702
Groupe Danone  23,000  5,425,700
Michelin SA (Compagnie Generale
 des Etablissements) Class B  69,200  4,355,824
Nationale Elf Aquitaine  70,500  9,240,718
NRJ SA  27,960  4,761,027
Pathe SA  6,064  1,317,670
Pechiney SA Class A  32,202  1,439,046
Renault SA Ord. (a)  120,000  5,561,924
Rhone Poulenc SA Class A  38,400  1,876,143
Societe Generale Class A  37,500  7,799,651
Total SA Class B  82,000  9,740,012
Unibail (a)  18,000  2,571,642
Union Assurances Federale SA  16,800  2,626,265
  118,902,788
GERMANY - 7.0%
Allianz AG (Reg.)  21,000  6,798,485
BHF Bank AG  232,200  9,632,441
BASF AG  45,000  2,039,646
Daimler-Benz AG Ord.   20,000  1,980,623
Deutsche Lufthansa AG  256,000  6,058,244
Fresenius Medical Care AG
 sponsored ADR (a)  100  2,306
Hoechst AG Ord.   55,000  2,222,785
Hornbach Baumarket AG (Bearer)  18,500  844,702
Mannesmann AG Ord.   12,500  10,343,004
Philipp Holzmann AG (a)  13,200  3,954,340
  43,876,576
IRELAND, - 1.6%
Bank of Ireland, Inc.   190,000  3,876,089
Elan Corp. PLC ADR (a)  60,000  3,727,500
Smurfit (Jefferson) Group PLC  675,000  2,462,265
  10,065,854
ITALY - 2.5%
Assicurazioni Generali Spa  75,000  2,244,881
Banca Commerciale Italiana Spa  475,000  2,401,397
Credito Italiano Ord.   880,000  4,603,307
Finmeccanica Spa (a)  1,530,000  2,250,330
Istituto Nazionale Delle
 Assicurazioni Spa  720,000  2,146,393
Toro Assicurazioni Spa Ord.  96,500  1,687,730
  15,334,038

 SHARES VALUE (NOTE 1)
LUXEMBOURG - 0.6%
Stolt Comex Seaway SA (a)  122,000 $ 3,965,000
NETHERLANDS - 10.4%
ASM Lithography Holding NV (a)  1,000  91,625
AKZO Nobel NV  28,000  5,691,676
Benckiser NV Class B  30,000  1,749,345
Fortis Amev NV  134,000  7,833,622
ING Groep NV  116,300  7,517,884
Koninklijke KNP BT NV  95,000  2,607,696
Melia Inversiones Americanas NV (a)  2,400  119,603
Philips Electronics NV:
 warrants 6/30/98 (a)  144,000  10,255,700
 (Bearer)  132,000  11,880,000
PolyGram NV Ord.   48,500  2,000,544
Samas-Groep NV  93,000  5,763,341
Vendex International NV  34,000  2,179,336
Vedior NV  145,000  4,403,284
VNU Ord.   96,000  3,105,198
  65,198,854
NORWAY - 1.9%
NCL Holdings AS (a)  2,501,000  12,025,166
PORTUGAL - 1.5%
BPI-SGPS SA (Reg.)  125,000  5,805,585
Portugal Telecom SA  33,400  1,793,465
Telecel Comunicacoes Pessoais SA (a)  10,000  1,792,602
  9,391,652
RUSSIA - 0.5%
Vimpel Communications
 sponsored ADR (a)  60,000  3,240,000
SPAIN - 3.6%
Actividades de Construccion y Servicios
 (ACS) SA  103,000  3,376,938
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  80,000  3,136,946
Iberdrola SA  185,000  2,972,034
Portland Valderrivas SA Ord.   16,900  2,072,260
Repsol SA Ord.   37,000  2,025,835
Telefonica de Espana SA Ord.   210,000  8,757,746
  22,341,759
SWEDEN - 4.3%
Astra AB Class A Free shares  425,000  8,713,059
Hemkopskedjan AB, Series B  225,000  3,060,692
Incentive AB Class A  46,000  4,448,399
Industrial-Matematik International
 Corp. (a)  150,000  3,337,500
Svenska Handelsbanken  76,000  3,439,579
Volvo AB Class B  130,000  3,867,051
  26,866,280
SWITZERLAND - 8.4%
Credit Suisse Group (Reg.)  53,500  11,759,808
Forbo Holding AG (Reg.) (a)  5,300  2,718,311
Julius Baer Holding AG  3,050  8,410,711
Moevenpick Holding AG (a)  6,400  3,687,471
Nestle SA (Reg.)  5,005  9,701,292
Novartis AG (Reg.)  4,150  6,855,392
Swiss Bank Corp. (Reg.)  22,400  7,773,530
Von Roll Holding AG (a)  55,000  1,813,428
  52,719,943
UNITED KINGDOM - 26.1%
Alpha Airports Group PLC  587,100  922,071
ARM Holdings PLC sponsored ADR  2,400  96,900
BAT Industries PLC Ord.   480,000  4,523,190
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Britax International PLC  745,000 $ 2,016,489
Bank of Scotland  360,000  4,420,937
Barclays PLC Ord.   108,000  3,112,700
British Aerospace PLC  400,000  13,353,034
British Petroleum PLC Ord.   182,369  2,877,912
British Telecommunications PLC Ord.   337,500  3,659,679
Commercial Union PLC  440,000  8,226,351
Cordiant PLC  650,000  1,270,643
Corporate Services Group PLC  400,000  1,610,651
Courtaulds Textiles PLC  340,000  1,823,511
Devro PLC  877,000  7,956,533
Dr Solomons Group PLC
 sponsored ADR (a)  88,000  2,618,000
Glaxo Wellcome PLC  47,500  1,341,235
HSBC Holdings PLC Ord.   245,000  7,724,359
Hazlewood Foods PLC Ord.   1,125,000  3,571,335
Iceland Group PLC  24,700  91,823
Johnson Matthey PLC  160,000  1,620,008
KBC Advanced Technologies PLC  225,000  1,296,959
Kingfisher PLC  150,000  2,721,733
Lloyds TSB Group PLC  570,000  8,528,348
Mayflower Corp.   535,000  2,163,185
Minerva PLC  520,300  2,042,896
Misys PLC Ord.   48,167  2,313,726
National Westminster Bank PLC Ord.   70,000  1,399,963
Next PLC  202,500  1,674,768
Pearson, PLC  160,000  2,504,863
Rentokil Initial PLC  190,000  1,222,984
Saatchi & Saatchi PLC  3,524,200  9,303,409
Scholl PLC  247,900  1,553,217
Shell Transport & Trading Co. PLC (Reg.)  1,470,000  10,929,538
Siebe PLC  135,000  3,013,455
SmithKline Beecham PLC Ord.   607,438  7,236,290
Somerfield PLC  748,700  4,232,265
Ultra Electronics Holdings PLC  310,000  2,097,689
Unilever PLC Ord.   1,053,000  11,207,075
Vodafone Group PLC  602,120  6,589,434
Wickes PLC  800,000  4,704,973
Williams Holdings PLC Class L  185,000  1,418,760
Yorkshire Water PLC  340,000  2,726,746
  163,719,637
UNITED STATES OF AMERICA - 0.0%
Global Telesystems Group, Inc. (a)   3,500  164,500
TOTAL COMMON STOCKS
 (Cost $457,691,755)   566,875,980
NONCONVERTIBLE PREFERRED STOCKS - 5.5%
GERMANY - 2.6%
Dyckerhoff AG (non-vtg.)  8,500  2,924,996
Porsche AG  1,100  2,805,279
SAP AG (Systeme Anwendungen
 Produkte)  15,000  7,684,170
Wella AG  3,079  2,846,005
  16,260,450
ITALY - 2.9%
Telecom Italia Spa  1,941,800  10,231,015
Telecom Italia Mobile Spa de Risp  2,175,000  7,830,002
  18,061,017
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $28,014,183)   34,321,467
CASH EQUIVALENTS - 4.0%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $25,351,590)  25,351,590 $25,351,590
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $511,057,528)  $ 626,549,037
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $477,197,771 and $351,400,561, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $10,741 for the period.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   2.1%
Basic Industries   5.0
Cash Equivalents   4.0
Construction & Real Estate   4.8
Durables   5.3
Energy   6.1
Finance   23.6
Health   5.4
Holding Companies   0.4
Industrial Machinery & Equipment   8.5
Media & Leisure   6.4
Nondurables   7.7
Retail & Wholesale   3.2
Services   2.9
Technology   4.7
Transportation   1.1
Utilities      8.8
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $511,139,201. Net unrealized appreciation aggregated $115,409,836, of which $121,847,020 related to appreciated investment securities and $6,437,184 related to depreciated investment securities.
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                       $ 626,549,037
(COST $511,057,528) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                             42,956,143

RECEIVABLE FOR FUND SHARES SOLD                                                                              3,853,487

DIVIDENDS RECEIVABLE                                                                                         2,305,439

INTEREST RECEIVABLE                                                                                            183,941

REDEMPTION FEES RECEIVABLE                                                                                      20,985

 TOTAL ASSETS                                                                                              675,869,032

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                         $ 34,311,080

PAYABLE FOR FUND SHARES REDEEMED                                                             3,254,595

ACCRUED MANAGEMENT FEE                                                                         386,580

OTHER PAYABLES AND ACCRUED EXPENSES                                                            152,379

 TOTAL LIABILITIES                                                                                         38,104,634

NET ASSETS                                                                                              $ 637,764,398

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                         $ 496,604,595

UNDISTRIBUTED NET INVESTMENT INCOME                                                                         1,383,717

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                    24,338,924

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 115,437,162
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 34,474,997 SHARES OUTSTANDING                                                           $ 637,764,398

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($637,764,398 (DIVIDED BY) 34,474,997 SHARES)                                                                  $18.50

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.50)                                                         $19.07



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                              $ 3,659,944
DIVIDENDS

INTEREST                                                                        478,189

                                                                                4,138,133

LESS FOREIGN TAXES WITHHELD                                                     (408,893)

 TOTAL INCOME                                                                   3,729,240

EXPENSES

MANAGEMENT FEE                                                    $ 1,606,433
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            4,939

TRANSFER AGENT FEES                                                515,176

ACCOUNTING FEES AND EXPENSES                                       161,385

NON-INTERESTED TRUSTEES' COMPENSATION                              714

CUSTODIAN FEES AND EXPENSES                                        51,100

REGISTRATION FEES                                                  52,355

AUDIT                                                              25,475

LEGAL                                                              1,094

REPORTS TO SHAREHOLDERS                                            24,292

MISCELLANEOUS                                                      331

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,419,002

 EXPENSE REDUCTIONS                                                (73,480)     2,345,522

NET INVESTMENT INCOME                                                           1,383,718

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             25,071,292

 FOREIGN CURRENCY TRANSACTIONS                                     (278,965)    24,792,327

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             85,420,976

 ASSETS AND LIABILITIES IN                                         (77,728)     85,343,248
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 110,135,575

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 111,519,293

OTHER INFORMATION                                                              $ 530,183
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                              $ 410

 EXPENSE REDUCTIONS                                                            $ 73,008
  DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                        472

                                                                               $ 73,480






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                         SIX MONTHS ENDED           YEAR ENDED
                                                                          APRIL 30, 1998             OCTOBER 31,
                                                                         (UNAUDITED)                 1997
OPERATIONS                                                                $ 1,383,718                 $ 4,455,207
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                  24,792,327                  62,599,749

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                      85,343,248                  15,678,969

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           111,519,293                 82,733,925

DISTRIBUTIONS TO SHAREHOLDERS                                             (3,530,573)                 (2,855,514)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                   (46,118,471)                (16,015,689)

 TOTAL DISTRIBUTIONS                                                      (49,649,044)                (18,871,203)

SHARE TRANSACTIONS                                                        232,598,200                  297,299,863
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                             48,775,275                   18,146,164

 COST OF SHARES REDEEMED                                                  (77,677,144)                (177,761,244)

 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM SHARE TRANSACTIONS                                         203,696,331                137,684,783

REDEMPTION FEES                                                                148,443                310,115

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                  265,715,023                201,857,620

NET ASSETS

 BEGINNING OF PERIOD                                                       372,049,375                170,191,755

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET
 INVESTMENT INCOME OF $1,383,717 AND $4,579,952, RESPECTIVELY)           $ 637,764,398               $ 372,049,375

OTHER INFORMATION
SHARES

 SOLD                                                                       13,318,878                  20,196,556

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                     3,398,974                   1,399,089

 REDEEMED                                                                   (4,700,765)                (11,229,699)

 NET INCREASE (DECREASE)                                                    12,017,087                  10,365,946



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS
                                                 SIX MONTHS ENDED        YEARS ENDED OCTOBER 31,        DECEMBER 21, 1993
                                                 APRIL 30, 1998                                         (COMMENCEMENT
                                                                                                        OF OPERATIONS) TO
                                                                                                        OCTOBER 31,

SELECTED PER-SHARE DATA                          (UNAUDITED)       1997         1996       1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD             $ 16.57           $ 14.07      $ 12.08    $ 11.35      $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                           .05 D             .20 D        .22 G      .23          .08 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)         4.12              3.81         2.00       .50          1.27

 TOTAL FROM INVESTMENT OPERATIONS                4.17              4.01         2.22       .73          1.35

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                      (.16)             (.23)        (.23)       -           -

 FROM NET REALIZED GAIN                          (2.09)            (1.29)        -          -           -

 TOTAL DISTRIBUTIONS                             (2.25)            (1.52)       (.23)       -           -

REDEMPTION FEES ADDED TO PAID IN CAPITAL          .01               .01          -          -           -

NET ASSET VALUE, END OF PERIOD                   $ 18.50            $ 16.57     $ 14.07    $ 12.08     $ 11.35

TOTAL RETURN B, C                                29.15%             31.57%      18.74%     6.43%       13.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)          $ 637,764          $ 372,049   $ 170,192  $ 194,433   $ 352,855

RATIO OF EXPENSES TO AVERAGE NET ASSETS          1.14% A            1.10%       1.33%      1.36%       1.54% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                         1.10% A, E         1.07% E     1.30% E    1.36%       1.54% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                       .65% A             1.33%       1.66%      1.45%       .79% A

PORTFOLIO TURNOVER RATE                          171% A             189%        155%       176%        317% A

AVERAGE COMMISSION RATE F                        $ .0281            $ .0254     $ .0245





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 6 OF
  NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE AND FOR PERIODS OF LESS
  THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
  OR REDUCED A PORTION OF THE FUND'S EXPENSES
  (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER
  SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE
  ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
  TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
  MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
  DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.




FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  LIFE OF
APRIL 30, 1998                 MONTHS  YEAR    FUND

FIDELITY FRANCE                31.02%  38.10%  86.18%

FIDELITY FRANCE                27.09%  33.96%  80.59%
 (INCL. 3.00% SALES CHARGE)

SBF 250                        34.93%  41.21%  80.99%

EUROPEAN REGION FUNDS AVERAGE  26.03%  39.23%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Societe des Bourses Francaises 250 Index (SBF 250 Index) - a market capitalization weighted index of the stocks of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analyticale Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
APRIL 30, 1998                 YEAR    FUND

FIDELITY FRANCE                38.10%  28.28%

FIDELITY FRANCE                33.96%  26.72%
 (INCL. 3.00% SALES CHARGE)

SBF 250                        41.21%  26.83%

EUROPEAN REGION FUNDS AVERAGE  39.23%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
IMATRL PRASUN   SHR__CHT 19980430 19980506 114239 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $18,059 - an 80.59% increase on the initial investment. For comparison, look at how the Societe des Bourses Francaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,099 - an 80.99% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Effective on May 19, 1998 - after the period covered by this report - Alexandra Edzard became Portfolio Manager of Fidelity France Fund.
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the six months that ended April 30, 1998, the fund returned 31.02%, compared to the 34.93% return of the Societe des Bourses Francaises (SBF) 250 Index and the European region funds average return of 26.03%, as monitored by Lipper Analytical Services. For the one-year period, the fund returned 38.10%, compared to the SBF 250's return of 41.21% and the Lipper European region funds average return of 39.23%.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE
PERIOD?
A. France's economic recovery became clearer to investors in early 1998 and the stock market rallied, outperforming most other European markets. The favorable factors included a pick-up in construction and real estate activity and increased consumer spending. In addition, low interest rates and the French government's decision to give more favorable tax treatment to returns from stock investments compared to bond investments helped the market.
Q. WHAT WERE THE KEY FACTORS INFLUENCING PERFORMANCE?
A. The fund's healthy returns were helped by good exposure to domestic cyclical companies, which tend to do well during a period of economic recovery. The emphasis on heavy industries supported the performance. The fund was hurt however, by major investments in oil company stocks. In addition, shares of France Telecom staged a very large rally during the six months. This single stock accounts for 8% of the SBF 250 Index, but the fund was underweighted with just 3% at the start of the rally. The fund slightly underperformed the SBF 250 Index because it owned some smaller-company stocks during a time when larger-company stocks tended to do better, although some of the fund's small-company stocks did very well.
Q. WHAT WERE THE PRINCIPAL STRATEGIES DURING THE SIX-MONTH PERIOD?
A. We focused on cyclical companies and finance companies - both very strong performing areas because of the recovering economy. Within cyclical industries, for example, construction and real estate accounted for 8.5% of portfolio investments at the end of the period, while consumer goods accounted for 7.8%, industrial machinery 7.0% and technology 7.0%. We found particularly good opportunities in building materials and construction, as well as electrical equipment and technology companies such as Alcatel Alsthom and Schneider. Several technology stocks did very well, including Cap Gemini, Atos and Cegid. These three software companies are all involved in providing solutions to companies that need to adapt their computer dating systems for calendar changes beginning in the year 2000.
Q. THE FINANCE INDUSTRY HAD THE LARGEST EMPHASIS AT THE END OF THE PERIOD, WITH 10.7% OF PORTFOLIO INVESTMENTS. WHAT WAS THE STRATEGY HERE?
A. In general, the finance sector was helped by the economic recovery and relatively low interest rates. We focused on both banks and insurance companies. Most of the banks in the finance sector did very well, with Societe Generale, the fund's third-largest holding at the end of the period, having particularly strong performance. Axa, the global insurance company based in France, also helped the fund's returns significantly.
Q. WHAT OTHER COMPANIES WERE STRONG CONTRIBUTORS?
A. The investment in Sodexho, a major French catering company, was very successful. This company acquired Marriott Catering Services in the United States, making it the world's largest catering company. Genset, a biotechnology company involved in genetic research, was another good-performing stock. Bouygues, a construction company, also helped the fund's returns significantly. This company benefited both from the health of its underlying businesses - including construction, road building and media - and from market expectations during the period that it was an acquisition candidate. The company's assets were worth significantly more than the stock value of the company.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The major disappointment was in oil stocks, where we had a considerable weighting because energy stocks tend to do well in economic recoveries. At the end of the period, energy stocks accounted for 8.3% of portfolio investments. The slump in world oil prices hurt this industry. The fund's two largest holdings at the end of the period, Elf Aquitaine and Total, are oil companies that were affected by the problems in the energy industry.
Q. WHAT IS YOUR OUTLOOK?
A. There are signs that economic growth in France is broadening from the export sector to include the consumer sector, which is a positive development. At the same time, inflation remains subdued. This implies that there should not be much upward pressure on interest rates or bond yields. The general market expectation is that interest rates could end the year at around 4% to 4.5%. Overall, this background has tended to be benign for equities. On the corporate front, the outlook for profit growth remains favorable. A key item in the market continues to be corporate restructuring, which is taking the form of cost-cutting in general, and of mergers and acquisitions in particular. The broadening in economic growth may also improve the outlook for small- or medium-sized companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ALEXANDRA EDZARD ON HER INVESTMENT STYLE:
"In managing the fund, I emphasize strong company research. I look for positive changes that can improve a corporation's profitability, trying to determine the quality, strategic direction and motivation of corporate management.
"I take time to understand the businesses in which I invest, trying to be patient in order to give my investment ideas time to work. I focus on what I'm familiar with, avoiding speculation about the unknown. I look for changes that are taking place and how they may affect an industry or company, either positively or negatively.
"In selecting stocks, I invest only in companies managed by people who clearly understand their business. I look for those companies whose positions will improve from consolidation within their industries, trying to identify companies that will benefit from corporate restructuring or from improving fundamentals and earnings potential. I like to invest in companies with strong balance sheets and positive cash flow, as they have the financial flexibility to initiate positive changes. In this analysis, I rely on Fidelity's strong research team to give me insight and information.
"In today's era of consolidation, I want to emphasize companies that are focusing on what they understand and what they are good at. This means avoiding companies that are using their positive cash flow to make unproductive acquisitions in non-core businesses.
"I also emphasize companies that recognize the importance of shareholders, especially in terms of communication. I have found that companies adapting to a broader range of shareholders seek better returns on capital, and demonstrate the courage to make major adjustments in their business portfolio, rather than just small-scale cost reductions.
"I look to invest in companies with pro-active managements who believe that change is important in improving corporate earnings. I also try to talk with a company's line managers to assess their competitive position and to determine long-term corporate strategy. In judging a company's managers, I look at their past records, their attitude toward the business, their motivation and their appreciation of their company's competitive position."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FRANX
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than
$8 million
MANAGER: Alexandra Edzard since May 1998;
manager Fidelity Germany Fund 1996; joined
Fidelity in 1994
(checkmark)
FRANCE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 17.0%
ROW: 1, COL: 1, VALUE: 83.0
ROW: 1, COL: 2, VALUE: 17.0
FRANCE 83.0%
AS OF OCTOBER 31, 1997
UNITED STATES 5.7%
ROW: 1, COL: 1, VALUE: 94.3
ROW: 1, COL: 2, VALUE: 5.7
FRANCE 94.3%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  79.6         76.1

BONDS                   3.4          18.2

SHORT-TERM INVESTMENTS  17.0         5.7

TOP TEN STOCKS
                                       % OF FUND'S  % OF FUND'S
                                       INVESTMENTS  INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

NATIONALE ELF AQUITAINE                4.4          6.2
(OIL & GAS)

TOTAL SA CLASS B                       3.9          3.7
(OIL & GAS)

SOCIETE GENERALE DE PARIS (RFD)        3.8          0.0
(BANKS)

LVMH (MOET-HENNESSY LOUIS VUITTON)     3.6          1.2
 SPONSORED ADR
(BEVERAGES)

FRANCE TELECOM SA                      3.6          3.9
(TELEPHONE SERVICES)

ALCATEL ALSTHOM COMPAGNIE GENERALE     3.2          0.0
D'ELECTRICITE SA
(ELECTRICAL EQUIPMENT)

GROUPE DANONE                          2.6          0.0
(FOODS)

CREDIT COMMERCIAL DE FRANCE ORD.       2.1          3.4
(BANKS)

AXA SA                                 2.0          0.0
(INSURANCE)

GENERALE DES EAUX, CIE                 2.0          0.0
(WATER)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           10.7         11.3

CONSTRUCTION & REAL ESTATE        8.5          13.1

ENERGY                            8.3          9.9

NONDURABLES                       7.8          5.3

INDUSTRIAL MACHINERY & EQUIPMENT  7.0          6.2

TECHNOLOGY                        7.0          5.3

HEALTH                            6.2          10.0

UTILITIES                         5.6          3.9

MEDIA & LEISURE                   5.5          6.7

DURABLES                          4.6          8.4

FRANCE
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 78.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
Industrielle d'Aviation Latecoere SA  600 $ 84,226
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 1.3%
L'Air Liquide  700  129,080
CONSTRUCTION & REAL ESTATE - 8.5%
BUILDING MATERIALS - 1.9%
IMETAL SA Ord.   400  51,898
Lafarge SA  600  56,616
Lafarge SA (RFD)  31  2,843
Lapeyre SA  1,000  75,920
  187,277
CONSTRUCTION - 4.4%
Bouygues Offshore SA  1,500  65,537
Compagnie de Saint Gobain  1,050  174,782
Groupe GTM  1,200  94,493
(SGE) Societe Generale
 d'Entreprises SA (a)  1,000  38,957
Technip SA  360  45,692
  419,461
ENGINEERING - 1.0%
Bouygues  600  94,593
REAL ESTATE - 1.2%
Societe Fonciere Lyonnaise SA  300  45,901
Unibail (a)  500  71,435
  117,336
TOTAL CONSTRUCTION & REAL ESTATE   818,667
DURABLES - 4.6%
AUTOS, TIRES, & ACCESSORIES - 2.6%
Peugeot SA Ord.   600  104,062
Valeo SA  1,500  149,016
  253,078
CONSUMER DURABLES - 0.7%
l'Europeenne d'Extincteurs  800  66,849
CONSUMER ELECTRONICS - 0.5%
BIC  700  48,120
HOME FURNISHINGS - 0.4%
Strafor Facom SA  380  34,720
TEXTILES & APPAREL - 0.4%
Alain Manoukian SA  1,000  37,877
TOTAL DURABLES   440,644
ENERGY - 8.3%
OIL & GAS - 8.3%
Nationale Elf Aquitaine  3,255  426,646
Total SA Class B  3,150  374,159
  800,805
FINANCE - 10.7%
BANKS - 7.0%
Credit Commercial de France Ord.   2,520  200,947
Paribas SA (Cie Financiere) Class A  1,000  106,321
Societe Generale de Paris (RFD)(a)  1,770  364,615
  671,883

 SHARES VALUE (NOTE 1)
INSURANCE - 3.7%
Assurances Generales (Reg.)  2,600 $ 164,133
Axa SA  1,680  197,040
  361,173
TOTAL FINANCE   1,033,056
HEALTH - 4.8%
DRUGS & PHARMACEUTICALS - 4.0%
Genset SA (a)  1,200  110,441
Rhone Poulenc SA Class A  3,150  153,902
Synthelabo  800  120,276
  384,619
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Essilor International SA  200  80,738
TOTAL HEALTH   465,357
HOLDING COMPANIES - 1.7%
Lagardere S.C.A. (Reg.)  3,000  114,627
Marine Wendel SA  300  53,327
  167,954
INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%
ELECTRICAL EQUIPMENT - 4.1%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  1,680  304,500
Equipements et Composants pour
 l'Industrie Automobile (ECIA)  300  94,294
  398,794
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
Carbone-Lorraine (Le) (RFD) (a)  400  164,665
Entrelec SA (a)  800  43,592
Euraltech SA (a)  200  26,614
Sidel SA  600  45,851
  280,722
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   679,516
MEDIA & LEISURE - 3.5%
BROADCASTING - 0.4%
NRJ SA  240  40,867
PUBLISHING - 1.4%
Hachette Filipacchi Medias SA  504  135,555
RESTAURANTS - 1.7%
Sodexho Alliance SA  887  162,237
TOTAL MEDIA & LEISURE   338,659
NONDURABLES - 7.8%
BEVERAGES - 3.6%
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  1,680  345,517
FOODS - 2.6%
Groupe Danone  1,050  247,695
HOUSEHOLD PRODUCTS - 1.6%
L'Oreal Co. Ord.   324  154,478
TOTAL NONDURABLES   747,690
RETAIL & WHOLESALE - 4.4%
GENERAL MERCHANDISE STORES - 2.5%
Bricorama SA  1,000  54,822
Galeries Lafayette SA  210  184,201
  239,023
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%
Pinault Printemps SA  160 $ 119,026
Castorama Dubois Investissements SA  400  66,052
  185,078
TOTAL RETAIL & WHOLESALE   424,101
SERVICES - 3.5%
ADVERTISING - 2.0%
Expand SA (a)  600  140,045
Havas Advertising SA  300  53,576
  193,621
SERVICES - 1.5%
Publicis SA  200  23,989
Sidergie SA  180  43,329
Suez Lyonnaise des Eaux  450  76,252
  143,570
TOTAL SERVICES   337,191
TECHNOLOGY - 6.3%
COMPUTER SERVICES & SOFTWARE - 4.7%
Atos SA (a)  840  140,244
Cegid SA  1,050  180,538
Cap Gemini Sogeti SA  666  86,410
Sopra SA  130  43,625
  450,817
ELECTRONICS - 1.6%
Schneider SA  2,100  156,990
TOTAL TECHNOLOGY   607,807
UTILITIES - 5.6%
TELEPHONE SERVICES - 3.6%
France Telecom SA  6,300  342,552
WATER - 2.0%
Generale des Eaux, Cie  1,050  195,016
TOTAL UTILITIES   537,568
TOTAL COMMON STOCKS
 (Cost $5,734,702)   7,612,321
NONCONVERTIBLE PREFERRED STOCKS - 0.7%
TECHNOLOGY - 0.7%
COMMUNICATIONS EQUIPMENT - 0.7%
Sagem SA (non-vtg.)
 (Cost $67,320)  200  63,460
CONVERTIBLE BONDS - 3.4%
 MOODY'S PRINCIPAL VALUE
 RATINGS AMOUNT (NOTE 1)
HEALTH - 1.4%
DRUGS & PHARMACEUTICALS - 1.4%
Sanofi SA 4%, 1/1/00 - FRF 310,000 $ 130,742
MEDIA & LEISURE - 2.0%
LODGING & GAMING - 2.0%
Accor SA 6 3/4%, 1/1/00 - FRF 604,800  196,236
TOTAL CONVERTIBLE BONDS
 (Cost $229,929)   326,978
CASH EQUIVALENTS - 17.0%
 SHARES
Taxable Central Cash Fund (b)   1,604,679  1,604,679
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.50%, dated
 4/30/98 due 5/1/98  $ 39,006  39,000
TOTAL CASH EQUIVALENTS
 (Cost $1,643,679)   1,643,679
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $7,675,630) $  9,646,438
CURRENCY ABBREVIATIONS
FRF - French franc
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,004,178 and $2,756,343, respectively.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $7,678,678. Net unrealized appreciation aggregated $1,967,760, of which $2,008,699 related to appreciated investment securities and $40,939 related to depreciated investment securities.
FRANCE
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE
AGREEMENTS OF $39,000) (COST $7,675,630) - SEE                                                          $ 9,646,438
ACCOMPANYING SCHEDULE

CASH                                                                                                            577

FOREIGN CURRENCY HELD AT VALUE                                                                                   11
(COST $11)

RECEIVABLE FOR INVESTMENTS SOLD                                                                             113,932

RECEIVABLE FOR FUND SHARES SOLD                                                                              22,796

DIVIDENDS RECEIVABLE                                                                                         42,552

INTEREST RECEIVABLE                                                                                           3,566

OTHER RECEIVABLES                                                                                             2,171

RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                     3,944

 TOTAL ASSETS                                                                                             9,835,987

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                           $ 1,356,720

PAYABLE FOR FUND SHARES REDEEMED                                                                    400

OTHER PAYABLES AND                                                                               31,514
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                         1,388,634

NET ASSETS                                                                                               $ 8,447,353

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                          $ 6,398,235

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                             (42,065)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          121,252

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                  1,969,931
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 532,626                                                                                  $ 8,447,353
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($8,447,353 (DIVIDED BY) 532,626 SHARES)                       $15.86

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $15.86)                                                        $16.35



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                             $ 5,026
DIVIDENDS

INTEREST                                                                       12,844

 TOTAL INCOME                                                                  17,870

EXPENSES

MANAGEMENT FEE                                                    $ 21,999

TRANSFER AGENT FEES                                                10,342

ACCOUNTING FEES AND EXPENSES                                       30,018

NON-INTERESTED TRUSTEES' COMPENSATION                              10

CUSTODIAN FEES AND EXPENSES                                        17,641

REGISTRATION FEES                                                  7,867

AUDIT                                                              15,601

LEGAL                                                              16

REPORTS TO SHAREHOLDERS                                            2,198

MISCELLANEOUS                                                      8

 TOTAL EXPENSES BEFORE REDUCTIONS                                  105,700

 EXPENSE REDUCTIONS                                                (47,479)    58,221

NET INVESTMENT INCOME (LOSS)                                                   (40,351)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             132,460

 FOREIGN CURRENCY TRANSACTIONS                                     (5,049)     127,411

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             1,517,635

 ASSETS AND LIABILITIES IN                                         8,824       1,526,459
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                1,653,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,613,519

OTHER INFORMATION                                                             $ 5,163
 SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS

  FMR REIMBURSEMENT                                                           $ 47,479






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                           SIX MONTHS ENDED  YEAR ENDED
                                                                                            APRIL 30, 1998    OCTOBER 31,
                                                                                            (UNAUDITED)       1997
OPERATIONS                                                                                  $ (40,351)        $ 49,036
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                     127,411          752,856

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                         1,526,459        20,706

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              1,613,519        822,598

DISTRIBUTIONS TO SHAREHOLDERS                                                                 (16,501)        (69,894)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                       (474,417)       (266,472)

 TOTAL DISTRIBUTIONS                                                                          (490,918)       (336,366)

SHARE TRANSACTIONS                                                                            2,646,779       5,243,968
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                                487,606         334,785

 COST OF SHARES REDEEMED                                                                     (1,392,150)     (6,049,684)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      1,742,235      (470,931)

REDEMPTION FEES                                                                               4,142          21,293

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     2,868,978      36,594

NET ASSETS

 BEGINNING OF PERIOD                                                                          5,578,375      5,541,781

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET
 INVESTMENT INCOME OF $(42,065) AND $23,384, RESPECTIVELY)                                  $ 8,447,353    $ 5,578,375

OTHER INFORMATION
SHARES

 SOLD                                                                                           179,323        411,477

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                         39,450         28,936

 REDEEMED                                                                                      (106,595)      (472,584)

 NET INCREASE (DECREASE)                                                                        112,178        (32,171)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS
                                                              SIX MONTHS ENDED  YEAR ENDED   NOVEMBER 1, 1995
                                                              APRIL 30, 1998    OCTOBER 31,  (COMMENCEMENT
                                                                                             OF OPERATIONS) TO
                                                                                             OCTOBER 31,

SELECTED PER-SHARE DATA                                       (UNAUDITED)       1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 13.27           $ 12.24      $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                                  (.09) D          .10 D        .23

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       3.86             1.66         1.98

 TOTAL FROM INVESTMENT OPERATIONS                              3.77             1.76         2.21

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                    (.04)            (.16)        (.04)

 FROM NET REALIZED GAIN                                        (1.15)           (.61)        -

 TOTAL DISTRIBUTIONS                                           (1.19)           (.77)        (.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .01              .04          .07

NET ASSET VALUE, END OF PERIOD                                $ 15.86           $ 13.27      $ 12.24

TOTAL RETURN B, C                                              31.02%           15.63%       22.89%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 8,447           $ 5,578      $ 5,542

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        2.00% A, E       2.00% E      2.00% E

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    (1.38)% A        .78%         1.74%

PORTFOLIO TURNOVER RATE                                        96% A            150%         129%

AVERAGE COMMISSION RATE F                                     $ .1889           $ .1749      $ .1932





A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 6 OF
  NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE AND FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS
  BEEN CALCULATED BASED ON AVERAGE SHARES
  OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
  EXPENSES DURING THE PERIOD. WITHOUT THIS
  REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
  BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
  PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
  FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
  VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.


GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  LIFE OF
APRIL 30, 1998                 MONTHS  YEAR    FUND

FIDELITY GERMANY               33.60%  43.46%  82.52%

FIDELITY GERMANY               29.59%  39.16%  77.05%
 (INCL. 3.00% SALES CHARGE)

DAX 100                        28.95%  39.35%  77.61%

EUROPEAN REGION FUNDS AVERAGE  26.03%  39.23%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex 100 (DAX 100) Index - a market capitalization weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1  LIFE OF
APRIL 30, 1998                 YEAR    FUND

FIDELITY GERMANY               43.46%  27.26%

FIDELITY GERMANY               39.16%  25.72%
 (INCL. 3.00% SALES CHARGE)

DAX 100                        39.35%  25.88%

EUROPEAN REGION FUNDS AVERAGE  39.23%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
IMATRL PRASUN   SHR__CHT 19980430 19980513 162221 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $17,705 - a 77.05% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,761 - a 77.61% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Edzard, Portfolio Manager of Fidelity
Germany Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the six-month period that ended April 30, 1998, the fund returned 33.60%, compared with 28.95% for the Deutscher Aktienindex 100 (DAX 100), the fund's benchmark. According to Lipper Analytical Services, the European region funds average returned 26.03% for the same period. For the 12-month period through April 30, 1998, the fund returned 43.46%, versus 39.35% for the DAX index and 39.23% for the European region funds average.
Q. WHAT WAS THE MARKET LIKE DURING THE PERIOD?
A. The market was very strong, driven by German investment in the stock market. This pro-investment sentiment reflected a sea change in German attitudes. In the past, large parts of many companies were owned by banks, and there was little pressure for companies to be managed for the benefit of shareholders. As a consequence - and because Germany's equity culture was less developed - German investors were basically savers and invested in bonds rather than equities. The stock market was viewed with suspicion. In 1996, Deutsche Telekom, Europe's largest telecommunications company and a household name in Germany, listed shares on the Frankfurt exchange. Since then, Germans have begun to embrace a new equity culture, facilitated by financial market reforms. Insurance companies have started thinking about life insurance policies wrapped around mutual fund investments. Banks are making an effort to lure depositors away from relatively low-yielding savings vehicles and into stock mutual funds. Altogether, Germans invested $8.22 billion in German equity funds in 1997. During the six-month period, small-capitalization stocks outperformed large-cap stocks, something that has not happened for many years. Many blue-chip companies were trading at historically high valuations, so investors turned to the stocks of smaller companies. Mini-caps - companies with market capitalizations of $200 million or less - were particularly strong during the period, often with two or more initial public offerings coming to market each week.
Q. WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE RELATIVE TO THE DAX
INDEX?
A. The fund's overweight position in select financial companies helped boost returns. In the banking sector, consolidation trends have enabled companies to save costs and enhance returns through economies of scale. Insurance holdings also performed well. The insurance industry is likely to benefit from increased demand for private pension products, because the state-related pension schemes will not offer sufficient income to future generations. While these sector overweights helped, I do not attempt to outperform the DAX index by making sector bets. I prefer to add value through individual stock picking. During the period, the fund also benefited from several stocks outside the financial sector, including Mannesmann, BMW, Deutscher Industrie Service (DIS), SAP and Wella. In many cases, these companies performed well because they were undervalued or under-researched at the start of the period, or because they benefited from the easing of regulatory restrictions.
Q. WHAT SORT OF REGULATORY CHANGES ARE TAKING PLACE IN GERMANY?
A. Many of the economic reforms now taking place involve liberalizing the financial markets. For example, companies are now allowed to buy back up to 10% of their outstanding shares of stock - and many are planning to do so. This will create additional demand for stocks and help use up surplus capital. Companies now can also issue stock options to management similar to U.S. companies. Further, financial institutions are now allowed to engage in securitization, which should lead to the creation of markets for mortgage-backed and asset-backed securities. DIS, offering temporary employment services, is an example of a company that benefited from a recent change in the liberalization of employment regulations. DIS has been moving aggressively to establish a niche in such fast-growing areas as finance and information technology.
Q. WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?
A. In the insurance sector, I increased the fund's weighting in Hannover Re and took some profits on Allianz, the fund's largest holding. Also, I reduced the fund's holdings in health care and utilities. In the utilities sector, companies are diversifying by investing their surplus cash in the telecommunications market. I limited fund holdings to those utilities I believed had made good investments. Gehe, the only health-related company in the portfolio at the start of the period, suffered from a lack of acquisition opportunities and, hence, revenue and profit growth. Further investments were made in specialty retailers Hugo Boss and Adidas.
Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?
A. In general, banks with exposure to Asia suffered during the period. BHF Bank, which is a fascinating restructuring story, underperformed in the period and stormed ahead only recently when discovered by other market participants. Electronics giant Siemens underperformed as a result of strong competition in semiconductors. Other laggards included Viag and RWE, which were subsequently sold.
Q. WHAT'S YOUR OUTLOOK?
A. The German economy continues to benefit from strong export demand that is helped by a weak deutschemark relative to the U.S. dollar. Manufacturing capacity utilization is high at 84.7%, but unemployment remains above 10% as companies continue to restructure and downsize their businesses. As a result, consumer spending is still sluggish. Only car sales are improving. I intend to remain focused on companies benefiting from corporate restructuring and the regulatory changes taking place in Germany. As always, I will look for opportunities to invest in inexpensive companies with decent growth prospects and companies that are well managed and focus on improving shareholder value.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ALEXANDRA EDZARD ON INVESTING IN GERMANY:
"The outlook for the German market remains positive.
Strong investment inflows should continue to drive the market on the one hand, while fundamentals support it on the other. More and more companies are realizing that they compete internationally. As a result, they are restructuring their businesses and trying to adjust their cost bases. German management teams are learning to focus on core businesses, where they can achieve strong growth and good return on capital due to strong market positions. At present, return-on-capital improvement in German companies is achieved despite very little domestic demand, but there are signs of economic recovery which, when in full swing, will give additional support to earnings growth.
"The good companies can only be found by picking stocks carefully, turning them over stone by stone. With our European research team of 45 analysts, we achieve a significant breadth of company coverage and discover stocks early. Also, the extremely close teamwork among Fidelity analysts worldwide should help us pick the right stocks in an exciting market."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than
$17 million
MANAGER: Alexandra Edzard, since 1996;
manager, Fidelity France Fund, since May
1998; joined Fidelity in 1994
(checkmark)
GERMANY
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 4.1%
SWITZERLAND 6.3%
ROW: 1, COL: 1, VALUE: 88.09999999999999
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 6.3
ROW: 1, COL: 4, VALUE: 4.1
OTHER 1.5%
GERMANY 88.1%
AS OF OCTOBER 31, 1997
UNITED STATES 9.5%
ROW: 1, COL: 1, VALUE: 85.40000000000001
ROW: 1, COL: 2, VALUE: 1.0
ROW: 1, COL: 3, VALUE: 3.5
ROW: 1, COL: 4, VALUE: 9.5
SWITZERLAND 3.5%
OTHER 0.6%
GERMANY 86.4%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

COMMON STOCKS           81.9         74.2

PREFERRED STOCKS        14.0         16.4

SHORT-TERM INVESTMENTS  4.1          9.4

TOP TEN STOCKS
                                    % OF FUND'S  % OF FUND'S
                                    INVESTMENTS  INVESTMENTS
                                                 IN THESE STOCKS
                                                 6 MONTHS AGO

ALLIANZ AG (REG.)                   8.0          8.5
(INSURANCE)

MANNESMANN AG ORD.                  6.6          2.8
(INDUSTRIAL MACHINERY & EQUIPMENT)

SAP AG (SYSTEME ANWENDUNGEN         5.8          3.9
 PRODUKTE)
(COMPUTER SERVICES & SOFTWARE)

VEBA AG ORD.                        5.8          3.2
(ELECTRIC UTILITY)

MUNICH REINSURANCE AG (REG.)        4.7          4.1
(INSURANCE)

DEUTSCHE BANK AG                    4.3          4.7
(BANKS)

BASF AG                             4.2          1.6
(CHEMICALS & PLASTICS)

DRESDNER BANK AG ORD.               4.1          3.3
(BANKS)

(BMW) MUENCHEN BAYERISCHE           3.8          3.2
 MOTOREWERKE AG
(AUTOS, TIRES, & ACCESSORIES)

BAYER AG                            3.4          2.3
(CHEMICALS & PLASTICS)

TOP MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           39.1         28.9

BASIC INDUSTRIES                  16.1         13.4

DURABLES                          15.2         16.0

INDUSTRIAL MACHINERY & EQUIPMENT  8.9          9.6

TECHNOLOGY                        7.8          7.2

UTILITIES                         5.8          8.3

SERVICES                          1.6          1.1

TRANSPORTATION                    1.0          2.2

CONSTRUCTION & REAL ESTATE        0.4          0.4

GERMANY
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 81.9%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 11.9%
CHEMICALS & PLASTICS - 11.9%
BASF AG  16,320 $ 739,709
Bayer AG  13,266  591,759
Beiersdorf AG  1,709  94,685
Degussa AG  2,137  119,588
Hoechst AG Ord.   13,415  542,158
  2,087,899
CONSTRUCTION & REAL ESTATE - 0.4%
CONSTRUCTION - 0.4%
Bien-Haus AG  203  62,169
DURABLES - 7.6%
AUTOS, TIRES, & ACCESSORIES - 3.1%
Daimler-Benz AG Ord.   5,334  528,232
Volkswagen AG  15  12,420
  540,652
TEXTILES & APPAREL - 4.5%
Adidas-Salomon AG  2,851  476,251
Boss (Hugo) AG  188  314,049
  790,300
TOTAL DURABLES   1,330,952
FINANCE - 38.3%
BANKS - 21.6%
BHF Bank AG  14,100  584,916
Bayerische Hypotheken-und
 Wechselbank AG  5,441  319,480
Bayerische Vereinsbank AG Ord.   4,936  386,437
Commerzbank AG  4,487  174,893
Credit Suisse Group (Reg.)  1,595  350,596
Deutsche Bank AG  9,432  747,880
Dresdner Bank AG Ord.   12,816  715,766
Julius Baer Holding AG  187  515,673
  3,795,641
INSURANCE - 16.7%
Allianz AG. (Reg.)  4,331  1,402,107
Allianz AG (RFD)(a)  122  37,159
CKAG Colonia Konzern AG (Bearer)(a)  534  70,173
ERGO Versicherungsgruppe AG (a)  800  151,456
Hannover Rueckversicherungs-AG  1,407  180,194
ING Groep NV  4,073  263,288
Munich Reinsurance AG (Reg.)  1,714  822,689
  2,927,066
TOTAL FINANCE   6,722,707
INDUSTRIAL MACHINERY & EQUIPMENT - 8.2%
ELECTRICAL EQUIPMENT - 0.9%
Siemens AG  2,716  160,837
INDUSTRIAL MACHINERY & EQUIPMENT - 7.3%
Linde AG  180  125,686
Mannesmann AG Ord.   1,402  1,160,071
  1,285,757
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,446,594
SERVICES - 1.6%
DIS Deutscher Industrie Service AG  4,200  250,237
DIS Deutscher Industrie Service AG (c)  600  35,748
  285,985

 SHARES VALUE (NOTE 1)
TECHNOLOGY - 7.1%
COMPUTER SERVICES & SOFTWARE - 5.8%
SAP AG (Systeme Anwendungen
 Produkte)  2,126 $ 1,020,620
ELECTRONICS - 1.3%
ABB AG (Bearer)  141  231,040
TOTAL TECHNOLOGY   1,251,660
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 1.0%
Deutsche Lufthansa AG  7,009  165,868
UTILITIES - 5.8%
ELECTRIC UTILITY - 5.8%
Veba AG Ord.   15,277  1,016,539
TOTAL COMMON STOCKS
 (Cost $10,690,769)   14,370,373
NONCONVERTIBLE PREFERRED STOCKS - 14.0%
BASIC INDUSTRIES - 4.2%
CHEMICALS & PLASTICS - 4.2%
Henkel KGAA  5,250  418,328
Wella AG  343  317,044
  735,372
DURABLES - 7.6%
AUTOS, TIRES, & ACCESSORIES - 7.6%
(BMW) Muenchen Bayerische
 Motorenwerke AG  926  665,148
Porsche AG  50  127,513
Volkswagen AG  856  537,651
  1,330,312
FINANCE - 0.8%
INSURANCE - 0.8%
Marschollek Lautenschlaeger und
 Partner AG  383  149,178
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Koenig & Bauer-Albert AG (non-vtg.)  500  119,717
TECHNOLOGY - 0.7%
ELECTRONICS - 0.7%
Sartorius AG  278  129,256
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $1,935,002)   2,463,835
CASH EQUIVALENTS - 4.1%
Taxable Central Cash Fund (b)
 (Cost $718,662)  718,662  718,662
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $13,344,433)  $ 17,552,870
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,748 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $9,548,043 and $9,022,357, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $8,519 for the period.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $13,360,915. Net unrealized appreciation aggregated $4,191,955, of which $4,232,106 related to appreciated investment securities and $40,151 related to depreciated investment securities.
GERMANY
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                             $ 17,552,870
(COST $13,344,433) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE (COST $179)                                                              179

RECEIVABLE FOR INVESTMENTS SOLD                                                                      88,377

RECEIVABLE FOR FUND SHARES SOLD                                                                      13,595

DIVIDENDS RECEIVABLE                                                                                    703

INTEREST RECEIVABLE                                                                                   4,882

 TOTAL ASSETS                                                                                    17,660,606

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                                                      $ 8,963

ACCRUED MANAGEMENT FEE                                                                  8,704

OTHER PAYABLES AND                                                                     36,573
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                   54,240

NET ASSETS                                                                                     $ 17,606,366

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                $ 12,993,646

ACCUMULATED NET INVESTMENT LOSS                                                                     (99,091)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                    503,423

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                         4,208,388
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 1,094,054                                                                      $ 17,606,366
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                      $16.09
AND REDEMPTION PRICE PER SHARE ($17,606,366 (DIVIDED BY) 1,094,054 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $16.09)                                               $16.59



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                             $ 20,196
DIVIDENDS

INTEREST                                                                       19,964

                                                                               40,160

LESS FOREIGN TAXES WITHHELD                                                    (2,208)

 TOTAL INCOME                                                                  37,952

EXPENSES

MANAGEMENT FEE                                                    $ 51,783

TRANSFER AGENT FEES                                                21,855

ACCOUNTING FEES AND EXPENSES                                       30,253

NON-INTERESTED TRUSTEES' COMPENSATION                              24

CUSTODIAN FEES AND EXPENSES                                        28,293

REGISTRATION FEES                                                  9,204

AUDIT                                                              15,969

LEGAL                                                              37

REPORTS TO SHAREHOLDERS                                            2,588

MISCELLANEOUS                                                      262

 TOTAL EXPENSES BEFORE REDUCTIONS                                  160,268

 EXPENSE REDUCTIONS                                                (23,225)    137,043

NET INVESTMENT INCOME (LOSS)                                                   (99,091)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             560,639

 FOREIGN CURRENCY TRANSACTIONS                                     (709)       559,930

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             3,590,490

 ASSETS AND LIABILITIES IN                                         (146)       3,590,344
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                4,150,274

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 4,051,183

OTHER INFORMATION                                                             $ 26,747
 SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                           $ 23,174
 FMR REIMBURSEMENT

  TRANSFER AGENT CREDITS                                                       51

                                                                              $ 23,225




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                   SIX MONTHS ENDED  YEAR ENDED
                                                                                    APRIL 30, 1998    OCTOBER 31,
                                                                                    (UNAUDITED)       1997
OPERATIONS                                                                          $ (99,091)        $ (21,289)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                             559,930           1,713,253

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                               3,590,344             288,600

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    4,051,183           1,980,564

DISTRIBUTIONS TO SHAREHOLDERS                                                       -                      (5,297)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                             (1,175,759)          (248,285)

 TOTAL DISTRIBUTIONS                                                                (1,175,759)          (253,582)

SHARE TRANSACTIONS                                                                   4,461,748         14,817,379
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                       1,171,719            252,687

 COST OF SHARES REDEEMED                                                             (3,636,235)      (11,309,518)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS              1,997,232         3,760,548

REDEMPTION FEES                                                                           1,477            66,433

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                             4,874,133         5,553,963

NET ASSETS

 BEGINNING OF PERIOD                                                                  12,732,233        7,178,270

 END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT
 LOSS OF $99,091 AND 0, RESPECTIVELY)                                               $ 17,606,366     $ 12,732,233

OTHER INFORMATION
SHARES

 SOLD                                                                                    301,803        1,166,667

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  93,141           22,362

 REDEEMED                                                                               (262,395)        (860,345)

 NET INCREASE (DECREASE)                                                                 132,549          328,684



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS
                                                                         SIX MONTHS ENDED  YEAR ENDED   NOVEMBER 1, 1995
                                                                         APRIL 30, 1998    OCTOBER 31,  (COMMENCEMENT
                                                                                                        OF OPERATIONS) TO
                                                                                                        OCTOBER 31,

SELECTED PER-SHARE DATA                                                  (UNAUDITED)       1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.24           $ 11.34      $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                                            (.10) D           (.02) D      .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                 4.20              2.21         1.31

 TOTAL FROM INVESTMENT OPERATIONS                                        4.10              2.19         1.32

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                              -                 (.01)        -

 FROM NET REALIZED GAIN                                                  (1.25)            (.35)        -

 TOTAL DISTRIBUTIONS                                                     (1.25)            (.36)        -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                 -                 .07          .02

NET ASSET VALUE, END OF PERIOD                                           $ 16.09           $ 13.24      $ 11.34

TOTAL RETURN B, C                                                        33.60%            20.47%       13.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                  $ 17,606          $ 12,732     $ 7,178

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                  2.00% A, E        2.00% E      2.00% E

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              (1.45)% A         (.18)%       .12%

PORTFOLIO TURNOVER RATE                                                  136% A            120%         133%

AVERAGE COMMISSION RATE F                                                $ .1682           $ .1517      $ .1714

A ANNUALIZED.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
  CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
  PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
  STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
  CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE
  NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
  EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
  THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER
  (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS)
F A FUND IS REQUIRED TO DISCLOSE IT'S AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.


HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6   PAST 1   LIFE OF
APRIL 30, 1998                 MONTHS   YEAR     FUND

FIDELITY HONG KONG AND CHINA   0.51%    -17.54%  13.05%

FIDELITY HONG KONG AND CHINA   -2.51%   -20.01%  9.66%
 (INCL. 3.00% SALES CHARGE)

HANG SENG                      -0.64%   -16.93%  14.32%

CHINA REGION FUNDS AVERAGE     -11.89%  -28.09%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 20 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   LIFE OF
APRIL 30, 1998                 YEAR     FUND

FIDELITY HONG KONG AND CHINA   -17.54%  5.04%

FIDELITY HONG KONG AND CHINA   -20.01%  3.76%
 (INCL. 3.00% SALES CHARGE)

HANG SENG                      -16.93%  5.51%

CHINA REGION FUNDS AVERAGE     -28.09%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
  1997/11/30      10999.32                    11431.72
  1997/12/31      10926.40                    11656.10
  1998/01/31       9716.76                    10104.22
  1998/02/28      11630.37                    12566.68
  1998/03/31      11858.41                    12638.18
  1998/04/30      10966.06                    11431.68
IMATRL PRASUN   SHR__CHT 19980430 19980513 151815 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the charts shows, by April 30, 1998, the value of the investment would have grown to $10,966 - a 9.66% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,432 - a 14.32% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. For the six months that ended April 30, 1998, the fund returned 0.51%, compared to the -0.64% return of the Hang Seng Index and the China region funds average of -11.89%, as monitored by Lipper Analytical Services. For the one-year period, the fund returned -17.54%, compared to the Hang Seng Index return of -16.93% and the China region funds average return of -28.09%.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?
A. It was a very volatile period. Even after the major market and currency problems of last October, the Asian markets continued to suffer in late 1997 and into January 1998. In late January, in what I believe was a reaction against extreme losses in the market, the Asian markets and currencies did rally for a period. Some Asian markets went up as much as 25% in local market value in just a few days, and some about 50% when taking currency appreciation into account. This benefited the Hong Kong market, where the Hang Seng Index went from a low of 8,000 in January to 12,000 by the end of March before slipping again. Over the full period, the Hong Kong market did significantly better than other Asian markets, in part because it is more mature and less volatile.
Q. WHAT WERE YOUR PRINCIPAL INVESTMENT STRATEGIES?
A. I tried to reposition the fund according to changing market conditions, taking advantage of a rally in the January-March period to move into less volatile industries. I started out the period with a greater emphasis on property companies than most other institutional investors. I had less emphasis on defensive industries such as utilities and far less cash than other investors had. That changed as the market rebounded from January to March, when I took advantage of strength in the property companies to reduce my position in that volatile sector. I also reduced the number of holdings in interest-rate-sensitive industries such as banking. I built up investments in the more defensive industries, including utilities, telecommunications, globally competitive exporters and companies benefiting from infrastructure spending in China. I believe the decision to move away from property-related companies while the market was rallying helped my performance, relative to other China-related funds.
Q. WHAT AREAS OF THE MARKET PERFORMED THE BEST DURING THE SIX MONTHS?
A. Just a few very large companies had very strong performance relative to the market. These included the fund's four largest investments: HSBC Holdings, the major banking company that makes up more than 25% of the Hang Seng Index; China Telecom, which provides cellular phone service in China; Hutchison, the conglomerate involved in properties, telecommunications, ports and retailing; and Cheung Kong Holdings, a property company. Another major holding that did well was Hong Kong Telecom.
Q. APART FROM THESE BIG COMPANIES, DID ANY OTHER INVESTMENTS HELP THE FUND'S PERFORMANCE?
A. Several helped the fund, including Johnson Electric Holdings, the fund's largest investment outside the Hang Seng Index. This company sells small motors throughout the world, especially in developed nations. It is one of the very few globally competitive manufacturers based in Hong Kong. Two other successful investments were so-called "red chip" companies - firms based in Hong Kong but actually controlled from China. As a general rule, I prefer not to invest in "red chip" companies because I believe they have poorer management, with less experience than Hong Kong-controlled companies in either competing or making financial disclosures. However, I am open to opportunities. The "red chip" companies that helped the fund were Legend Holdings, which assembles and markets computers in China; and Tianjin Development, a conglomerate that owns several businesses, including a red wine distribution business and an Otis Elevator franchise in Tianjin Province.
Q. WERE THERE ANY DISAPPOINTMENTS, APART FROM THE CONTINUED
VOLATILITY?
A. Yes. The leading disappointment was a company I had over-weighted versus the Hang Seng Index, Hong Kong and China Gas Co. This company - which has a near monopoly in gas distribution in Hong Kong - traditionally has been able to increase its earnings by well over 15% a year. However, economic problems led to lower gas consumption in Hong Kong, particularly among large users such as restaurants and hotels. Moreover, the stock price was hurt by rumors that the company might face new competition. Another disappointing performer was Glorious Sun Enterprises, a retail clothing company operating in Mainland China. This well-managed company was one of the few companies in which I could invest that has demonstrated an ability to make a profit in China. However, consumer buying has fallen off dramatically in China.
Q. WHAT HAS BEEN THE EFFECT OF THE DECISION NOT TO DEVALUE THE CURRENCY IN HONG KONG?
A. Hong Kong, backed by China, has told the world it will not devalue the Hong Kong dollar. I believe exports from Hong Kong will decline because they will be less competitive against products produced in countries with weaker currencies. Unemployment could go higher. Longer term, deflation - or price decreases - could probably lead to a strengthening of export industries as the relative price of Chinese-produced goods becomes more competitive, but it would have been easier to adjust the currency. However, I believe China will not devalue the Hong Kong currency. This is being decided as a political issue rather than an economic issue. In China, politics comes before economics.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS TO A YEAR?
A. I am pessimistic about the immediate future. The current economic downturn in Hong Kong is the most serious in 10 years. I believe it will be a U-shaped correction, with a sharp descent and a sharp ascent and a long period - perhaps two years - at the bottom. In addition, Hong Kong remains an asset-price-driven market, with almost 75% of corporate profits generated either directly or indirectly from real estate. I don't see real estate prices going up in the next six to 12 months. For the foreseeable future, I will continue to add investments in companies that can deliver earnings growth. I will be considering investing some of the portfolio outside of Hong Kong and China, searching for companies that can benefit from developments in Hong Kong and China. These may be companies based in Singapore or Taiwan that are able to generate earnings growth, perhaps by taking advantage of lower labor costs in China. I am trying to find pockets of opportunity, using more creative ideas, because I think there are companies that can produce good relative performance for the fund.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOSEPH TSE ON THE LONG-TERM OUTLOOK IN
HONG KONG AND CHINA:
"The opportunities in Hong Kong and China will depend, to a large extent, on how much the markets can move away from their historically heavy emphasis on property companies. When Britain ruled Hong Kong, there was a high land-price policy for real estate: The government controlled the supply of land, so prices continued to go up. However, the new Hong Kong Special Administrative Region - controlled by China - has a different agenda, which is to keep an adequate supply of housing with stable prices. This is better for the people, but not for property companies. As a result, the earnings power of most key property companies in Hong Kong has been weakened.
"Longer term, investment opportunities will have to depend on China and whether Hong Kong can continue to benefit from servicing China. The Chinese economy is growing rapidly, at a compounded rate of more than 8% a year. Unfortunately, publicly listed Chinese-based companies generally are not worthwhile investments because they generally are not well managed. Investments in them can be extremely volatile, and I don't see prospects of much long-term capital growth. I had minimal investments in them at the close of the period.
"Nevertheless, looking more closely at China, there are sectors that will continue to grow. Telecommunications investment continues, despite a recession. The market penetration of technologies such as computers still is low in China. Even if penetration increases a little, the growth will be unmatched by any other economy in the world. Moreover, the government will continue to invest in infrastructure development and some companies will benefit."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than
$173 million
MANAGER: Joseph Tse, since inception; director of research, Fidelity Investments Management
(Hong Kong), since 1994; manager Asian
portion of various global equity funds, since
1993; analyst covering Hong Kong and
Chinese equities, 1990-1993; joined Fidelity in 1990
(checkmark)
HONG KONG AND CHINA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
CHINA (PEOPLES REPUBLIC) 4.1%
UNITED KINGDOM 23.6%
ROW: 1, COL: 1, VALUE: 23.6
ROW: 1, COL: 2, VALUE: 6.0
ROW: 1, COL: 3, VALUE: 66.3
ROW: 1, COL: 4, VALUE: 4.1
HONG KONG 66.3%
OTHER 6.0%
AS OF OCTOBER 31, 1997
UNITED STATES 8.6%
ROW: 1, COL: 1, VALUE: 8.6
ROW: 1, COL: 2, VALUE: 18.4
ROW: 1, COL: 3, VALUE: 1.0
ROW: 1, COL: 4, VALUE: 72.0
HONG KONG 72.0%
UNITED KINGDOM 18.4%
OTHER 1.0%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  96.2         91.4

SHORT-TERM INVESTMENTS  3.8          8.6

TOP TEN STOCKS
                                   % OF FUND'S  % OF FUND'S
                                   INVESTMENTS  INVESTMENTS
                                                IN THESE STOCKS
                                                6 MONTHS AGO

HSBC HOLDINGS PLC                  23.6         18.4
(BANKS)

CHINA TELECOM (HONG KONG) LTD.     8.1          3.4
(CELLULAR)

HUTCHISON WHAMPOA LTD. ORD.        7.7          10.3
(ELECTRICAL EQUIPMENT)

CHEUNG KONG HOLDINGS LTD.          5.3          8.7
(REAL ESTATE)

CLP HOLDINGS LTD.                  4.6          2.2
(ELECTRIC UTILITY)

HONG KONG & CHINA GAS CO. LTD.     4.4          2.1
(GAS)

SUN HUNG KAI PROPERTIES LTD.       4.3          7.9
(REAL ESTATE)

HONG KONG TELECOMMUNICATIONS LTD.  4.0          3.2
(TELEPHONE SERVICES)

HANG SENG BANK LTD.                3.2          1.7
(BANKS)

JOHNSON ELECTRIC HOLDINGS LTD.     2.4          1.2
(ELECTRICAL EQUIPMENT)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

FINANCE                           31.2         27.0

UTILITIES                         23.1         14.4

CONSTRUCTION & REAL ESTATE        18.1         25.5

INDUSTRIAL MACHINERY & EQUIPMENT  11.6         12.1

TECHNOLOGY                        3.2          1.0

TRANSPORTATION                    3.2          1.5

HOLDING COMPANIES                 1.8          3.6

DURABLES                          1.4          1.6

MEDIA & LEASURE                   1.0          1.2

HEALTH                            0.9          1.6

HONG KONG AND CHINA
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.2%
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 18.1%
BUILDING MATERIALS - 0.4%
Anhui Conch Cement Co. Ltd. Class H  3,504,000 $ 719,024
CONSTRUCTION - 1.9%
Cheung Kong Infrastructure Holdings Ltd.   1,284,000  3,256,192
Pacific Ports Co. Ltd.   612,000  156,386
  3,412,578
REAL ESTATE - 15.8%
Cheung Kong Holdings Ltd.   1,397,000  9,285,087
Guangzhou Investment Co. Ltd.   13,314,000  2,405,575
HKR International Ltd.   1,712,400  1,027,639
Henderson Investment Ltd.   654,000  422,017
Henderson Land Development Co. Ltd.   772,000  3,447,274
New World Development Co. Ltd.   1,213,188  3,452,384
Sun Hung Kai Properties Ltd.   1,273,000  7,557,334
  27,597,310
TOTAL CONSTRUCTION & REAL ESTATE   31,728,912
DURABLES - 1.4%
TEXTILES & APPAREL - 1.4%
Glorious Sun Enterprises  9,900,000  2,414,790
ENERGY - 0.5%
OIL & GAS - 0.5%
Zhenhai Refining & Chemical Co.,
 Class H  2,984,000  818,352
FINANCE - 31.2%
BANKS - 29.4%
HSBC Holdings PLC  1,406,676  41,364,827
Hang Seng Bank Ltd.   658,000  5,541,008
Liu Chong Hing Bank Ltd.   2,609,000  3,653,307
Wing Lung Bank  208,000  783,842
  51,342,984
CREDIT & OTHER FINANCE - 0.2%
JCG Holdings Ltd.   940,000  430,664
INSURANCE - 1.6%
National Mutual Asia Ltd.   3,562,000  2,850,152
TOTAL FINANCE   54,623,800
HEALTH - 0.9%
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
Sa Sa International Holdings Ltd.   8,842,000  1,654,630
HOLDING COMPANIES - 1.8%
Citic Pacific Ltd. Ord.   442,000  1,357,630
Ocean-Land Group Ltd.   298,000  93,263
Tianjin Development Holdings Ltd.   1,464,000  1,672,117
  3,123,010
INDUSTRIAL MACHINERY & EQUIPMENT - 11.6%
ELECTRICAL EQUIPMENT - 10.2%
Harbin Power Equipment Co. Ltd.
 Class H  786,000  107,525
Hutchison Whampoa Ltd. Ord.   2,188,000  13,525,870
Johnson Electric Holdings Ltd.   1,249,040  4,231,438
  17,864,833

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
Dongfang Electrical Machinery Co. Ltd.
 Class H  126,000 $ 17,887
First Tractor Co. Ltd. Class H  882,000  492,308
Mabuchi Motor Co.   34,500  1,989,610
  2,499,805
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   20,364,638
MEDIA & LEISURE - 1.0%
BROADCASTING - 0.7%
Television Broadcast Ltd. Ord.   522,000  1,333,884
PUBLISHING - 0.3%
South China Morning Post Holdings  790,000  474,092
TOTAL MEDIA & LEISURE   1,807,976
NONDURABLES - 0.1%
FOODS - 0.1%
Tingyi (Cayman Islands) Holding Corp.   1,422,000  139,475
RETAIL & WHOLESALE - 0.1%
TRADING COMPANIES - 0.1%
Li & Fung Ltd.   98,000  164,419
TECHNOLOGY - 3.2%
COMMUNICATIONS EQUIPMENT - 1.1%
Datacraft Asia Ltd.   567,000  1,905,120
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Legend Holdings Ltd. (a)   3,066,000  1,315,668
ELECTRONICS - 1.3%
Elec & Eltek International Holdings Ltd.   1,340,000  380,461
Vtech Holdings Ltd.   556,000  1,951,758
  2,332,219
TOTAL TECHNOLOGY   5,553,007
TRANSPORTATION - 3.2%
AIR TRANSPORTATION - 0.4%
Swire Pacific Ltd. Class A  118,000  589,353
TRUCKING & FREIGHT - 2.8%
Jiangsu Expressway Co. Ltd. Class H  1,836,000  527,212
Shenzhen Expressway Co. Ltd. Class H  4,304,000  1,180,357
Sichuan Expressway Co. Ltd. Class H  6,254,000  1,073,475
Zhejiang Expressway Co. Class H  8,908,000  2,149,830
  4,930,874
TOTAL TRANSPORTATION   5,520,227
UTILITIES - 23.1%
CELLULAR - 8.1%
China Telecom (Hong Kong) Ltd.   7,320,000  14,136,749
ELECTRIC UTILITY - 6.6%
CLP Holdings Ltd.   1,680,000  8,065,563
Hong Kong Electric Holdings Ord.   1,087,000  3,338,788
Shandong Huaneng Power Development
 Ltd. Class N sponsored ADR  9,100  65,975
  11,470,326
GAS - 4.4%
Hong Kong & China Gas Co. Ltd.   5,700,000  7,760,857
Hong Kong & China Gas Co. Ltd.
 warrants 9/30/99 (a)  250,000  -
  7,760,857
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 4.0%
Hong Kong Telecommunications Ltd.   3,665,332 $ 7,078,672
TOTAL UTILITIES   40,446,604
TOTAL COMMON STOCKS
 (Cost $173,046,236)   168,359,840
CASH EQUIVALENTS - 3.8%
Taxable Central Cash Fund (b)
 (Cost $6,596,925)  6,596,925  6,596,925
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $179,643,161) $  174,956,765
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $79,560,754 and $72,449,618, respectively.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $180,167,437. Net unrealized depreciation aggregated $5,210,672, of which $20,798,461 related to appreciated investment securities and $26,009,133 related to depreciated investment securities.
HONG KONG AND CHINA
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                      $ 174,956,765
(COST $179,643,161) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                                399,253
(COST $399,253)

RECEIVABLE FOR INVESTMENTS SOLD                                                                               337,092

RECEIVABLE FOR FUND SHARES SOLD                                                                               482,576

DIVIDENDS RECEIVABLE                                                                                        1,280,216

INTEREST RECEIVABLE                                                                                            40,282

REDEMPTION FEES RECEIVABLE                                                                                        303

 TOTAL ASSETS                                                                                             177,496,487

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                      $ 2,739,197

PAYABLE FOR FUND SHARES REDEEMED                                                           775,020

ACCRUED MANAGEMENT FEE                                                                     115,660

OTHER PAYABLES AND                                                                         136,509
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                         3,766,386

NET ASSETS                                                                                             $ 173,730,101

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                        $ 209,861,102

UNDISTRIBUTED NET INVESTMENT INCOME                                                                        1,417,573

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                         (32,861,409)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 (4,687,165)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 15,715,002                                                                             $ 173,730,101
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($173,730,101 (DIVIDED BY) 15,715,002 SHARES)                                                                 $11.06

MAXIMUM OFFERING PRICE PER                                                                                    $11.40
SHARE (100/97.00 OF $11.06)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                $ 3,471,200
DIVIDENDS

INTEREST                                                                          273,049

                                                                                  3,744,249

LESS FOREIGN TAXES WITHHELD                                                       (129,382)

 TOTAL INCOME                                                                     3,614,867

EXPENSES

MANAGEMENT FEE                                                    $ 665,618

TRANSFER AGENT FEES                                                344,721

ACCOUNTING FEES AND EXPENSES                                       68,242

NON-INTERESTED TRUSTEES' COMPENSATION                              330

CUSTODIAN FEES AND EXPENSES                                        81,769

REGISTRATION FEES                                                  32,444

AUDIT                                                              16,645

LEGAL                                                              568

REPORTS TO SHAREHOLDERS                                            17,998

MISCELLANEOUS                                                      216

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,228,551

 EXPENSE REDUCTIONS                                                (233)          1,228,318

NET INVESTMENT INCOME                                                             2,386,549

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (31,478,500)

 FOREIGN CURRENCY TRANSACTIONS                                     (69)           (31,478,569)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             29,382,993

 ASSETS AND LIABILITIES IN                                         (877)          29,382,116
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (2,096,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 290,096

OTHER INFORMATION                                                                $ 306,615
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                                $ 183

 EXPENSE REDUCTIONS                                                              $ 33
 CUSTODIAN CREDITS

  TRANSFER AGENT CREDITS                                                          200

                                                                                 $ 233






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                           SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 1998           OCTOBER 31,
                                                                            (UNAUDITED)              1997
OPERATIONS                                                                  $  2,386,549             $  2,557,197
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                    (31,478,569)               3,355,483

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                         29,382,116              (45,265,803)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 290,096              (39,353,123)

DISTRIBUTIONS TO SHAREHOLDERS                                                   (968,977)              (1,741,904)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                       -                          (995,341)

 TOTAL DISTRIBUTIONS                                                            (968,977)              (2,737,245)

SHARE TRANSACTIONS                                                            71,046,986              371,658,055
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                   960,768                2,718,651

 COST OF SHARES REDEEMED                                                     (75,404,903)            (266,116,227)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM SHARE TRANSACTIONS                                                      (3,397,149)             108,260,479

REDEMPTION FEES                                                                  390,120                1,365,678

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (3,685,910)              67,535,789

NET ASSETS

 BEGINNING OF PERIOD                                                         177,416,011              109,880,222

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $1,417,573 AND $2,038,914, RESPECTIVELY)                        $ 173,730,101            $ 177,416,011

OTHER INFORMATION
SHARES

 SOLD                                                                          6,497,245               26,276,084

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                          81,433                  197,576

 REDEEMED                                                                     (6,904,108)             (18,903,843)

 NET INCREASE (DECREASE)                                                        (325,430)               7,569,817



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS
                                                       SIX MONTHS ENDED   YEAR ENDED    NOVEMBER 1, 1995
                                                       APRIL 30, 1998     OCTOBER 31,  (COMMENCEMENT
                                                                                        OF OPERATIONS) TO
                                                                                        OCTOBER 31,

SELECTED PER-SHARE DATA                                (UNAUDITED)        1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 11.06            $ 12.97       $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME C                                .14               .17           .29

 NET REALIZED AND UNREALIZED GAIN (LOSS)                (.10)             (1.95)        2.64

 TOTAL FROM INVESTMENT OPERATIONS                       .04               (1.78)        2.93



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.06)             (.14)         (.01)

 FROM NET REALIZED GAIN                                 -                 (.08)         -

 TOTAL DISTRIBUTIONS                                    (.06)             (.22)         (.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                .02               .09           .05

NET ASSET VALUE, END OF PERIOD                         $ 11.06            $ 11.06       $ 12.97

TOTAL RETURN B                                          0.51%             (13.36)%      29.83%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                $ 173,730          $ 177,416     $ 109,880

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.39% A           1.31%         1.62%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    2.71% A           1.18%         2.53%

PORTFOLIO TURNOVER RATE                                 87% A             174%          118%

AVERAGE COMMISSION RATE D                              $ .0023            $ .0034       $ .0049





A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
  SALES CHARGE AND FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
  COMMISSION RATE PER SHARE FOR SECURITY TRADES
  ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
  MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
  DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
  MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
  STRUCTURES MAY DIFFER.



JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1998               MONTHS   YEAR     YEARS    FUND

FIDELITY JAPAN               -5.87%   -6.63%   -17.33%  11.11%

FIDELITY JAPAN               -8.69%   -9.43%   -19.81%  7.77%
 (INCL. 3.00% SALES CHARGE)

TOPIX                        -12.44%  -17.80%  -33.93%  -12.99%

JAPANESE FUNDS AVERAGE       -7.32%   -10.98%  -24.82%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 34 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  LIFE OF
APRIL 30, 1998               YEAR     YEARS   FUND

FIDELITY JAPAN               -6.63%   -3.74%  1.89%

FIDELITY JAPAN               -9.43%   -4.32%  1.34%
 (INCL. 3.00% SALES CHARGE)

TOPIX                        -17.80%  -7.96%  -2.44%

JAPANESE FUNDS AVERAGE       -10.98%  -5.98%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
  1997/11/30      11036.85                     9188.53
  1997/12/31      10515.02                     8470.67
  1998/01/31      11186.63                     9376.43
  1998/02/28      11008.24                     9454.41
  1998/03/31      10305.14                     8817.25
  1998/04/30      10777.37                     8701.22
IMATRL PRASUN   SHR__CHT 19980430 19980506 114739 R00000000000071
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $10,777 - a 7.77% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,701 - a 12.99% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan
Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the six months that ended April 30, 1998, the fund had a total return of -5.87%. During the same period, the Tokyo Stock Exchange Index (TOPIX) had a return of -12.44%, while the Japanese funds average tracked by Lipper Analytical Services returned -7.32%. For the 12 months that ended April 30, 1998, the fund had a total return of -6.63%. Over that same period, TOPIX and the Lipper Japanese funds average had returns of -17.80% and -10.98%, respectively.
Q. THE FUND HAD A NEGATIVE RETURN, BUT IT PERFORMED BETTER THAN THE INDEX AND THE AVERAGE. CAN YOU EXPLAIN WHY?
A. Negative returns - denominated in U.S. dollars - were the norm for most funds investing in Japan over the period. The Japanese yen depreciated further against the dollar and thereby lessened the value of Japanese stocks in U.S. dollar terms. Thus, although many of the fund's stocks gained in value as measured in yen, these gains were largely offset by the yen's decline in value against the dollar. Unlike many of its competitors, the fund does not use hedging procedures to offset the effects of currency fluctuations. However, the relatively strong performance of many of the fund's holdings helped it outperform both the index and the average.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN JAPAN DURING THE PAST
SIX MONTHS?
A. The markets went from one extreme to another. Following last October's plunge in the Hong Kong and U.S. equity markets, November and December 1997 saw sharply falling stock prices all over the Pacific Basin and rapidly depreciating currencies relative to the U.S. dollar. In Japan, the failure of Yamaichi Securities and several other prominent financial services firms raised the possibility in investors' minds of widespread bankruptcies. The share prices of many Japanese companies fell as they began to reflect that possibility. Early in 1998, the markets entered a radically different phase. The Japanese government, fearing a "domino effect" of failing companies against the backdrop of an already stagnant economy, steadied the markets with promises to pass legislation to help stimulate the economy, and with assurances that banks would not be allowed to fail. From mid-January through mid-March, the Japanese stock market rallied strongly, regaining much of the ground it had lost near the end of 1997. However, the government failed to follow through on its promises with any meaningful reform measures. The markets responded by plunging again in April, reflecting investors' loss of confidence.
Q. WHAT STRATEGY DID YOU USE IN THIS DIFFICULT ENVIRONMENT?
A. Investing in Japan during the period presented a number of challenges. For one thing, the economy was extremely sluggish and showed few signs of recovering any time soon, so it was important to be selective about investments there. In addition, many questions remained about how vigorously the government intended to pursue the deregulation of various industries - especially financial services. In this environment, I looked for companies with strong business franchises, shareholder-friendly managements, healthy cash flows and high returns on capital. Many of the companies that fit this description derived much of their revenue from exports. These companies can still do well when the yen declines relative to the U.S. dollar, as it did over the period. Depreciation of the yen has the effect of increasing yen-denominated sales even when U.S. dollar-denominated sales remain flat.
Q. THE FUND HAD A FUTURES POSITION THAT COMPRISED ROUGHLY 2% OF ITS PORTFOLIO AT THE END OF THE PERIOD. CAN YOU ELABORATE ON THAT?
A. The fund had a sudden inflow of cash early in 1998, reflecting renewed investor interest in Japan following the Japanese government's reassuring announcements. Instead of investing all of the cash in equities right away, I preferred to employ it gradually, as attractive opportunities presented themselves. In the meantime, I bought some Nikkei Index futures contracts, which trade on the Chicago Mercantile Exchange. This position provided a way for the fund to participate more fully in the strength that the Japanese stock market was displaying at that time. In March, I began to liquidate the position.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. TDK performed well, and I used a dip in the stock's price to increase the fund's position in this stock. The company makes video and audio tapes, as well as a variety of electronic components. Investors responded positively to the earnings potential of TDK's line of magneto resistant (MR) heads for computer hard disk drives, which disk drive manufacturers now use instead of the old thermal heads. Aiwa also helped the fund's performance. The company, which is extremely competitive in the mini-component stereo market, benefited from having production facilities in Malaysia and Indonesia - two countries whose currencies depreciated sharply in the past year against both the Japanese yen and the U.S. dollar. When the Malaysian ringgit and the Indonesian rupiah declined against the yen, Aiwa experienced lower costs for Malaysian and Indonesian labor and other expenses. On the other hand, much of the company's revenue came from the U.S. and Europe. Therefore, the currency markets handed Aiwa a double-barreled advantage. The company's revenue stream benefited not only from the company's increased market share but also from the yen's lower value in U.S. dollar terms, while its costs fell substantially because of the decline of the ringgit and rupiah against the yen. And because Aiwa shares had been selling at a very reasonable valuation, the stock's price rose sharply as the implications of this scenario became clear to investors.
Q. WHAT STOCKS HURT THE FUND'S PERFORMANCE?
A. The banking sector in general was weak due to widespread problems with non-performing loans, further erosion in the prices of banks' equity holdings, Asian exposure and increased competition. And, although I underweighted this sector relative to the TOPIX, there were some banking stocks, such as Sakura Bank and Fuji Bank, that hurt the fund's performance. Another disappointing stock was THK Corp. This stock suffered from a downturn in the semiconductor industry and generally poor performance in the Japanese over-the-counter stock market. However, the company hired a new president who made improved profitability and shareholder returns a high priority. Moreover, the fund acquired the stock at what I felt was a very reasonable price, and it is still one of the fund's holdings.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. Japan is still mired in a bad recession. Production, private consumption, capital spending and other economic indicators are all very weak. Moreover, the Japanese government appears to be backpedaling on some aspects of deregulation - to the detriment of the overall economy. However, there are some positive signs. Increasingly, Japanese companies are adopting more rational ways of allocating their capital. For example, many companies have announced stock buybacks, a tactic that helps existing shareholders by increasing earnings per share. I am also seeing more firms divesting themselves of unprofitable lines of business. When making investment decisions for the fund, I look at these and many other indicators to determine management's commitment to "doing the right thing" for shareholders. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SHIGEKI MAKINO ON THE CURRENT STATE OF DEREGULATION IN
THE JAPANESE ECONOMY:
"A cloud of uncertainty currently hangs over the Japanese government's deregulation plans. At issue is whether the government has the resolve to proceed with deregulation even if it means inflicting some short-term pain. In the fall of 1997 that resolve seemed to be present, as Yamaichi Securities, Hokkaido Takushoku Bank and other ailing companies were allowed to fail. Although difficult for investors, customers and employees in the short run, these failures had the beneficial effect of helping to cleanse the economy of companies that were unable to compete, making it stronger in the long run.
"However, with the failure of a number of prominent firms, the Japanese stock market plunging and the economy mired in recession, the government appeared to lose its resolve. Early in 1998 the government announced a series of measures designed to shore up the markets and reassure investors. However, the market's judgment of these measures has been basically, `Too little, too late.' For example, the government has said that it will pass legislation designed to stimulate the economy, but fiscal policy to date - which has included a damaging sales tax hike - has been ineffective, if not downright counterproductive. Other measures fail to address the economy's underlying structural problems. For instance, firms with securities portfolios can now - for accounting purposes - value those securities at cost or market value, whichever is higher. Similarly, real estate can now be `marked to market' instead of valued at cost - an advantage for firms that acquired real estate at a cost below its current value. These measures are essentially accounting tricks that cover up the real problems and postpone the need to confront them.
"The Japanese economy - and especially the financial services sector - is still riddled with many companies that can be competitive only with infusions of cash and other help from the government. The convoy system - a method of transferring resources from healthy companies to struggling ones - is another mechanism for bailing out weak firms. The trouble with these transfers is that they subsidize bad business decisions and allow companies to continue their unprofitable ways without penalty. At the same time, there is a tremendous opportunity cost because resources are siphoned away from more profitable endeavors.
"Until Japanese companies, as a group, become much more competitive and responsive to shareholders' concerns, they will be unable to provide the return on capital demanded by global investors. These firms need to avail themselves of the techniques employed so effectively by companies that serve as models of competition around the globe. Examples of these techniques include cutting costs, shrinking debt, buying back stock, raising dividends and using mergers and acquisitions to bolster core competencies. Ultimately, I expect that the current uncertainty will pass, and Japan will wholeheartedly embrace deregulation and competition as the most viable options for its economy."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJPNX
START DATE: September 15, 1992
SIZE: as of April 30, 1998, more than
$249 million
MANAGER: Shigeki Makino, since 1994;
manager, Fidelity Pacific Basin Fund, since
1996; joined Fidelity in 1990
(checkmark)
JAPAN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 10.2%
ROW: 1, COL: 1, VALUE: 10.2
ROW: 1, COL: 2, VALUE: 89.8
JAPAN 89.8%
AS OF OCTOBER 31, 1997
UNITED STATES 5.2%
OTHER 0.1%
ROW: 1, COL: 1, VALUE: 5.2
ROW: 1, COL: 2, VALUE: 1.1
ROW: 1, COL: 3, VALUE: 93.7
JAPAN 94.7%
ASSET ALLOCATION
                         % OF FUND'S  % OF FUND'S
                         INVESTMENTS  INVESTMENTS
                                      6 MONTHS AGO

STOCKS & EQUITY FUTURES  89.8         94.8

BONDS                    1.6          0.0

SHORT-TERM INVESTMENTS   8.6          5.2

TOP TEN STOCKS
                                         % OF FUND'S  % OF FUND'S
                                         INVESTMENTS  INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

TOYOTA MOTOR CORP.                       2.9          2.9
(AUTOS, TIRES, & ACCESSORIES)

HONDA MOTOR CO. LTD.                     2.8          2.5
(AUTOS, TIRES, & ACCESSORIES)

CANON, INC.                              2.7          2.5
(COMPUTERS & OFFICE EQUIPMENT)

ROHM CO. LTD.                            2.3          2.3
(ELECTRONICS)

MINEBEA CO. LTD.                         2.2          2.1
(ELECTRONICS)

TDK CORP.                                2.2          1.5
(ELECTRONICS)

AIWA CO. LTD.                            2.0          0.4
(ELECTRONICS)

MATSUSHITA ELECTRIC INDUSTRIAL CO. LTD.  1.9          3.3
(CONSUMER ELECTRONICS)

HOYA CORP.                               1.9          1.5
(MEDICAL EQUIPMENT & SUPPLIES)

TAKEDA CHEMICAL INDUSTRIES LTD.          1.9          2.2
(DRUGS & PHARMACEUTICALS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

TECHNOLOGY                        26.6         25.3

DURABLES                          14.4         13.9

FINANCE                           12.3         15.8

INDUSTRIAL MACHINERY & EQUIPMENT  9.8          10.3

HEALTH                            7.5          9.1

SERVICES                          4.9          4.5

BASIC INDUSTRIES                  4.5          2.9

MEDIA & LEISURE                   3.8          4.9

RETAIL & WHOLESALE                2.4          2.4

CONSTRUCTION & REAL ESTATE        1.3          1.3

JAPAN
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 87.8%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 4.5%
CHEMICALS & PLASTICS - 3.5%
Asahi Chemical Industry Co. Ltd.   250,000 $ 873,330
Canon Chemicals, Inc.   50,000  557,124
Sekisui Chemical Co. Ltd.   250,000  1,368,342
Shin-Etsu Chemical Co. Ltd.   160,000  3,107,849
Sumitomo Bakelite Co. Ltd.   299,000  2,066,493
Tenma Corp.   70,000  811,594
  8,784,732
IRON & STEEL - 1.0%
Sumitomo Special Metals Co.   40,000  894,410
Sumitomo Metal Industries Ltd.   900,000  1,483,907
  2,378,317
TOTAL BASIC INDUSTRIES   11,163,049
CONSTRUCTION & REAL ESTATE - 1.3%
CONSTRUCTION - 1.3%
Daiwa House Industry Co. Ltd.   200,000  1,611,142
Okumura Gumi  190,000  700,922
Sumitomo Forestry Co. Ltd.   150,000  848,108
  3,160,172
DURABLES - 14.4%
AUTOS, TIRES, & ACCESSORIES - 8.2%
Bridgestone Corp.   176,000  4,001,656
Denso Corp.   130,000  2,226,614
Honda Motor Co. Ltd.   190,000  6,866,177
Toyota Motor Corp.   280,000  7,272,727
  20,367,174
CONSUMER DURABLES - 1.6%
Aderans Co. Ltd.   90,000  2,120,836
Heiwa Corp.   90,000  945,229
Sankyo Co. Ltd. (Gunma)  55,000  877,847
  3,943,912
CONSUMER ELECTRONICS - 4.6%
Citizen Watch Co. Ltd. Ord.   250,000  1,675,136
Matsushita Electric Industrial Co. Ltd.   300,000  4,788,255
Sharp Corp.   150,000  1,174,478
Sony Corp.   44,700  3,797,421
  11,435,290
TOTAL DURABLES   35,746,376
ENERGY - 0.7%
OIL & GAS - 0.7%
Nippon Oil Co. Ltd.   500,000  1,682,665
FINANCE - 10.8%
BANKS - 2.9%
Akita Bank Ltd.   300,000  1,312,253
Bank of Tokyo-Mitsubishi Ltd.   225,000  2,776,397
Fuji Bank Ltd.   230,000  1,290,043
Sakura Bank Ltd.   500,000  1,712,780
  7,091,473
CREDIT & OTHER FINANCE - 6.6%
Acom Co. Ltd.   75,000  3,946,923
Aiful Corp. (c)  9,000  593,563
Credit Saison Co. Ltd.   80,000  1,728,590
Nichiei Co. Ltd.   38,500  2,985,507
Shohkoh Fund & Co. Ltd.   8,000  2,535,667
Takefuji Corp.   60,000  3,139,469
Takefuji Corp. (c)  30,000  1,569,735
  16,499,454

 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - 1.3%
Nomura Securities Co. Ltd.   270,000 $ 3,282,891
Osaka Securities Finance Co. Ltd. Ord.   22,000  37,433
  3,320,324
TOTAL FINANCE   26,911,251
HEALTH - 7.5%
DRUGS & PHARMACEUTICALS - 4.7%
Banyu Pharmaceutical Co. Ltd.   170,000  2,188,595
Sankyo Co. Ltd.   190,000  4,691,888
Takeda Chemical Industries Ltd.   165,000  4,695,652
  11,576,135
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Hoya Corp.   145,000  4,781,479
Terumo Corp.   150,000  2,188,594
  6,970,073
TOTAL HEALTH   18,546,208
INDUSTRIAL MACHINERY & EQUIPMENT - 9.8%
ELECTRICAL EQUIPMENT - 4.7%
Fuji Heavy Industries Ltd.   200,000  892,904
Mirai Industry Co. Ltd.   80,000  810,088
Mitsubishi Electric Co. Ord.   700,000  1,791,831
NGK Insulators Ltd.   400,000  3,514,399
Omron Corp.   300,000  4,686,618
  11,695,840
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
Disco Corp.   22,000  629,400
Fuji Machine Manufacturing Co.
 Ltd. Ord.   130,000  3,699,605
Glory Ltd.   50,000  835,686
Komatsu Ltd. Ord.   600,000  2,710,333
Mabuchi Motor Co.   40,000  2,306,795
Misumi Corp.   40,000  704,687
THK Co. Ltd.   200,000  1,912,291
  12,798,797
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   24,494,637
MEDIA & LEISURE - 3.8%
ENTERTAINMENT - 0.9%
Sony Music Entertainment Japan, Inc.   60,000  2,339,921
LEISURE DURABLES & TOYS - 2.9%
Nintendo Co. Ltd. Ord.   30,000  2,741,954
Shimano, Inc.   200,000  4,411,820
  7,153,774
TOTAL MEDIA & LEISURE   9,493,695
NONDURABLES - 1.1%
HOUSEHOLD PRODUCTS - 1.1%
Uni Charm Corp. Ord.   75,000  2,823,264
RETAIL & WHOLESALE - 2.4%
APPAREL STORES - 0.2%
Charle Co. Ltd.   70,000  584,980
GENERAL MERCHANDISE STORES - 1.3%
Ito-Yokado Co. Ltd.   51,000  2,630,152
Matsumotokiyoshi Co. Ltd.   20,000  688,123
  3,318,275
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Amway Japan Ltd.   50,000 $ 692,641
Paris Miki, Inc.   54,900  880,384
Senshukai Co. Ltd.   110,000  542,443
  2,115,468
TOTAL RETAIL & WHOLESALE   6,018,723
SERVICES - 4.9%
LEASING & RENTAL - 1.7%
Orix Corp.   60,000  4,133,258
PRINTING - 1.4%
Riso Kagaku Corp.   45,000  2,341,050
Toppan Forms Co. Ltd.   90,000  1,077,357
  3,418,407
SERVICES - 1.8%
Benesse Corp.   66,000  2,126,708
Meitec Corp.   50,000  1,637,493
Nippon System Development Co.   34,000  844,720
  4,608,921
TOTAL SERVICES   12,160,586
TECHNOLOGY - 26.6%
COMPUTER SERVICES & SOFTWARE - 1.1%
Daitec Co. Ltd.   60,000  971,203
Konami Industry Co. Ltd.   81,500  1,797,817
  2,769,020
COMPUTERS & OFFICE EQUIPMENT - 6.8%
Canon, Inc.   283,000  6,668,850
Fujitsu Ltd.   310,000  3,605,872
Hitachi Ltd.   540,000  3,858,159
Nidec Corp.   50,000  2,672,690
  16,805,571
ELECTRONIC INSTRUMENTS - 0.6%
Tokyo Seimitsu Co. Ltd.   50,000  1,464,333
ELECTRONICS - 15.7%
Aiwa Co. Ltd.   170,000  5,055,524
Futaba Corp.  30,000  1,197,064
Hirose Electric Co. Ltd.   80,000  4,029,362
Hitachi Maxell Ltd.   160,000  3,035,573
Japan Aviation Electronics Industries  150,000  553,360
KOA  100,000  986,260
Minebea Co. Ltd.   495,000  5,515,528
Nitto Denko Corp.   200,000  3,041,596
Nichicon Corp.   150,000  1,626,200
Rohm Co. Ltd.   50,000  5,623,941
TDK Corp.   70,000  5,512,516
Tokyo Electron Ltd.   60,000  2,348,955
Wako Electric Co. Ltd.   60,000  632,411
  39,158,290
PHOTOGRAPHIC EQUIPMENT - 2.4%
Fuji Photo Film Co. Ltd.   80,000  2,836,815
Minolta Camera Co. Ltd.   480,000  3,107,849
  5,944,664
TOTAL TECHNOLOGY   66,141,878
TOTAL COMMON STOCKS
 (Cost $227,146,952)   218,342,504
NONCONVERTIBLE BONDS - 1.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT  (NOTE 1)
FINANCE - 1.5%
CREDIT & OTHER FINANCE - 1.5%
IBJ Preferred Capital Co. LLC (c)
 (Cost $4,002,000) A3 $ 4,000,000 $ 3,780,000
U.S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Bill, yield at date of
 purchase 4.9669%, 7/23/98 (d)
 (Cost $345,990) Aaa  350,000  346,085
CASH EQUIVALENTS - 10.6%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $26,364,205)  26,364,205 26,364,205
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $257,859,147)  $ 248,832,794
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
65 Nikkei 225 Stock
 Index Futures Contracts June 1998 $ 5,086,250 $ (439,140)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.0%
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,943,298 or 2.4% of net assets.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $346,085.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $67,971,799 and $73,506,772, respectively.
The market value of futures contracts opened and closed during the period amounted to $16,479,212 and $10,799,995, respectively.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $257,911,996. Net unrealized depreciation aggregated $9,079,202, of which $22,824,586 related to appreciated investment securities and $31,903,788 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $52,268,000 of which $31,995,000 and $20,273,000 will expire on October 31, 2003 and 2005, respectively.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                           $ 248,832,794
(COST $257,859,147) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                          350,000

RECEIVABLE FOR INVESTMENTS SOLD                                                                               109,298

RECEIVABLE FOR FUND SHARES SOLD                                                                              579,149

DIVIDENDS RECEIVABLE                                                                                          718,843

INTEREST RECEIVABLE                                                                                           187,118

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                                                          56,875

 TOTAL ASSETS                                                                                                250,834,077

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                              $ 1,168,324

PAYABLE FOR FUND SHARES REDEEMED                                                                 322,097

ACCRUED MANAGEMENT FEE                                                                           205,312

OTHER PAYABLES AND                                                                               129,096
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            1,824,829

NET ASSETS                                                                                                   $ 249,009,248

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 334,321,492

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                             (5,374,898)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (70,447,053)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    (9,490,293)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 24,248,567                                                                                   $ 249,009,248
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($249,009,248 (DIVIDED BY) 24,248,567 SHARES)                  $10.27

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $10.27)                                                        $10.59


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                $ 947,786
DIVIDENDS

INTEREST                                                                          658,120

                                                                                  1,605,906

LESS FOREIGN TAXES WITHHELD                                                       (140,137)

 TOTAL INCOME                                                                     1,465,769

EXPENSES

MANAGEMENT FEE                                                    $ 883,825
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            322,615

TRANSFER AGENT FEES                                                387,846

ACCOUNTING FEES AND EXPENSES                                       90,738

NON-INTERESTED TRUSTEES' COMPENSATION                              437

CUSTODIAN FEES AND EXPENSES                                        52,987

REGISTRATION FEES                                                  16,446

AUDIT                                                              18,181

LEGAL                                                              708

REPORTS TO SHAREHOLDERS                                            23,130

MISCELLANEOUS                                                      368

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,797,281

 EXPENSE REDUCTIONS                                                (6,209)        1,791,072

NET INVESTMENT INCOME (LOSS)                                                      (325,303)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (17,931,677)

 FOREIGN CURRENCY TRANSACTIONS                                     (34,284)

 FUTURES CONTRACTS                                                 (153,827)      (18,119,788)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             2,676,454

 ASSETS AND LIABILITIES IN                                         (23,317)
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 (439,140)      2,213,997

NET GAIN (LOSS)                                                                   (15,905,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (16,231,094)

OTHER INFORMATION                                                                $ 197,265
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                                $ 1,565

 EXPENSE REDUCTIONS                                                              $ 6,209
 DIRECTED BROKERAGE ARRANGEMENTS





STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  SIX MONTHS ENDED  YEAR ENDED
                                   APRIL 30, 1998    OCTOBER 31,
                                   (UNAUDITED)       1997

OPERATIONS                                                                                 $ (325,303)    $ (1,581,245)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                     (18,119,788)   (19,143,235)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                         2,213,997      9,840,199

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (16,231,094)   (10,884,281)

DISTRIBUTIONS TO SHAREHOLDERS

 IN EXCESS OF NET INVESTMENT INCOME                                                           (3,904,278)    (234,962)

SHARE TRANSACTIONS                                                                            82,381,197     233,528,383
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                                3,837,897      230,693

 COST OF SHARES REDEEMED                                                                      (72,819,984)   (258,476,937)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      13,399,110     (24,717,861)

REDEMPTION FEES                                                                               190,703        897,125

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (6,545,559)    (34,939,979)

NET ASSETS

 BEGINNING OF PERIOD                                                                          255,554,807    290,494,786

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $5,374,898 AND
$1,145,317,                                                                                  $ 249,009,248  $ 255,554,807
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                                         7,896,652      19,572,662

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                      370,453        19,451

 REDEEMED                                                                                     (7,036,426)    (21,440,377)

 NET INCREASE (DECREASE)                                                                      1,230,679      (1,848,264)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                SIX MONTHS ENDED  YEARS ENDED OCTOBER 31,
                                                  APRIL 30, 1998

SELECTED PER-SHARE DATA                              (UNAUDITED)   1997       1996       1995       1994       1993

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 11.10    $ 11.68    $ 12.08    $ 14.27    $ 13.35    $ 9.84

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                           (.01) D    (.06) D    (.02) D    (.02)      (.04) D    (.09)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                (.65)      (.55)      (.40)      (1.89)     1.31       3.60

 TOTAL FROM INVESTMENT OPERATIONS                       (.66)      (.61)      (.42)      (1.91)     1.27       3.51

LESS DISTRIBUTIONS

 IN EXCESS OF NET INVESTMENT INCOME                     (.18)      (.01)      -          -          -          -

 FROM NET REALIZED GAIN                                 -          -          -          (.36)      (.39)      -

 TOTAL DISTRIBUTIONS                                    (.18)      (.01)      -          (.36)      (.39)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                .01        .04        .02        .08        .04        -

NET ASSET VALUE, END OF PERIOD                          $ 10.27    $ 11.10    $ 11.68    $ 12.08    $ 14.27    $ 13.35

TOTAL RETURN B, C                                       (5.87)%    (4.89)%    (3.31)%    (12.96)%   10.45%     35.67%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 $ 249,009  $ 255,555  $ 290,495  $ 343,981  $ 469,639  $ 118,195

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.54% A    1.42%      1.15%      1.15%      1.42%      1.71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                                              1.54% A    1.40% E    1.14% E    1.15%      1.42%      1.71%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS                                                  (.28)% A   (.54)%     (.12)%     (.06)%     (.32)%     (.77)%

PORTFOLIO TURNOVER RATE                                 63% A      70%        83%        86%        153%       257%

AVERAGE COMMISSION RATE F                               $ .0228    $ .0269    $ .0364

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES. F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


JAPAN SMALL COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 6   PAST 1   LIFE OF
APRIL 30, 1998                   MONTHS   YEAR     FUND

FIDELITY JAPAN SMALL COMPANIES   -6.63%   -11.68%  -39.30%

FIDELITY JAPAN SMALL COMPANIES   -9.44%   -14.33%  -41.12%
 (INCL. 3.00% SALES CHARGE)

TOKYO STOCK EXCHANGE             -14.79%  -24.15%  -44.71%
 SECOND SECTION

TOPIX                            -12.44%  -17.80%  -30.83%

JAPANESE FUNDS AVERAGE           -7.32%   -10.98%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index and the Tokyo Stock Exchange Index (TOPIX), a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. The Second Section Index reflects the performance of the smaller, less established and newly listed companies which comprise the second section of the Tokyo Stock Exchange, while the TOPIX reflects the performance of the larger company stocks listed in the first section. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. the past six months average represents a peer group of 34 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
APRIL 30, 1998                        YEAR     FUND

FIDELITY JAPAN SMALL COMPANIES        -11.68%  -18.13%

FIDELITY JAPAN SMALL COMPANIES        -14.33%  -19.12%
 (INCL. 3.00% SALES CHARGE)

TOKYO STOCK EXCHANGE                  -24.15%  -21.13%
 SECOND SECTION

TOPIX                                 -17.80%  -13.73%

JAPANESE FUNDS AVERAGE                -10.98%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Small Companies       TOPIX
             00360                       TK001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10703.96
  1995/12/31      10262.60                    11183.17
  1996/01/31      10107.40                    11075.87
  1996/02/29       9894.00                    10898.23
  1996/03/31      10272.30                    11264.01
  1996/04/30      11028.90                    12021.09
  1996/05/31      10602.10                    11438.95
  1996/06/30      10679.70                    11493.87
  1996/07/31      10185.00                    10936.10
  1996/08/31       9709.70                    10475.85
  1996/09/30       9632.10                    10777.60
  1996/10/31       8856.10                    10060.55
  1996/11/30       8477.80                    10140.85
  1996/12/31       7738.69                     9364.33
  1997/01/31       7036.95                     8360.12
  1997/02/28       7027.20                     8525.70
  1997/03/31       6637.34                     8212.91
  1997/04/30       6666.58                     8414.61
  1997/05/31       7748.44                     9460.89
  1997/06/30       8099.31                    10074.24
  1997/07/31       7797.17                     9681.63
  1997/08/31       6773.79                     8818.81
  1997/09/30       6471.65                     8548.44
  1997/10/31       6305.96                     7899.69
  1997/11/30       5643.20                     7304.53
  1997/12/31       5389.64                     6733.86
  1998/01/31       5946.18                     7453.91
  1998/02/28       5985.23                     7515.90
  1998/03/31       5467.75                     7009.39
  1998/04/30       5887.60                     6917.14
IMATRL PRASUN   SHR__CHT 19980430 19980506 115039 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have been $5,888 - a 41.12% decrease on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $5,529 - a 44.71% decrease. Beginning with this report, the fund will compare its performance to that of the Tokyo Stock Exchange Second Section Stock Price Index rather than the Tokyo Stock Exchange Index (TOPIX). The Second Section Index provides a better indication of the performance of Japanese small-capitalization stocks than the TOPIX, which generally includes larger companies.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALL COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Small Companies Fund
Q. KENICHI, HOW DID THE FUND PERFORM?
A. For the six months that ended April 30, 1998, the fund had a total return of -6.63%. During the same period, the Japanese funds average - which comprises mainly large-cap-oriented funds - fell 7.32%, according to Lipper Analytical Services, and the Second Section Stock Price Index was down 14.79%. For the 12 months that ended April 30, 1998, the fund returned -11.68%, compared to the Second Section Price Index's return of -24.15%, and the Lipper Japanese funds average return of -10.98%.
Q. HOW WOULD YOU CHARACTERIZE THE SIX-MONTH PERIOD THAT ENDED APRIL
30, 1998?
A. Fears of a credit crunch, accelerated by the failure of large financial institutions to reassure investors, caused the market to continue its negative performance. "Small-caps" were less attractive than "large-caps" in an environment of eroding confidence in the Japanese economy. As a result, small-cap stocks underperformed large-cap stocks. However, the stock market has been gradually improving since the beginning of this calendar year, recovering from the effects of oversold stocks last year.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE INDEX OVER THE PAST SIX
MONTHS?
A. Events in the market - including bankruptcies and erosion of confidence due to less-than-full disclosure by some of the large-cap companies - forced investors to avoid weaker companies with unhealthy balance sheets. The fund focused on companies with strong market shares. With most of these companies leaders in their niche markets, their profits have been increasing. The fund's focus on these stronger companies was the biggest factor in explaining why it outperformed the market. However, the factors mentioned above that negatively affected larger companies also hit smaller companies to a greater extent, because their shares are not traded as frequently as shares of large companies, and are relatively riskier investments. Although money has come into the Japanese small stock market, the credit crunch and infrequent trading of many stocks have accelerated disinterest in smaller companies.
Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?
A. Union Tool and Meitec, the fund's number one and number three holdings, respectively, both did well. Union Tool, a long-term holding, is a manufacturer of drills for printed circuit boards. Demand has been increasing strongly from electronics industry customers in Japan, Southeast Asia and the U.S. As a result, Union Tool's business has been strong and steady, with predictable demand and earnings. Meitec provides temporary engineering staff to Japanese companies who are unwilling to add to their permanent engineering staff in this uncertain economic environment. Meitec's business has remained very strong. Sony Music, another top holding, has been underweighted in the fund's portfolio relative to the Second Section Index. Sony Music's relative performance was good during the period, but its absolute performance has not been very impressive.
Q. YOU'VE ADDED SOME NEW NAMES TO THE FUND'S PORTFOLIO. WHAT WAS THEIR
APPEAL?
A. Uyemura, one of the fund's new top 10 holdings, has been a good choice. This company manufactures chemicals used in coating computers' hard disk drives. Uyemura commands a 65% market share and its business has been very profitable due to a diverse international customer base. In addition to its core business, the company has also started to supply chemicals for Intel's circuit board packaging, which presented a great opportunity for Uyemura to increase profits. Japan Lifeline is a wholesaler and importer of medical supplies, primarily pacemakers. The company's new product, Stent - used to help open up clogged arteries - shows promise. This stock has performed well. Trans Cosmos, a business software development company, has expanded its business into telemarketing software for the Internet, and has developed customized software for networking, an area of good potential growth in Japan. Demand for these products and Trans Cosmos' profits have been increasing at a relatively healthy rate. Glory is Japan's largest money handling machine manufacturer, with an 80% market share in Japan. Deregulation will require Japanese banks and other financial institutions to become more efficient, and Glory could be one of the primary suppliers of efficient money processing machinery.
Q. ALTHOUGH THE FUND'S PERFORMANCE WAS STRONGER THAN ITS BENCHMARK, IT WAS STILL OPERATING IN A NEGATIVE MARKET ENVIRONMENT . . .
A. Unfortunately, the Japanese market and economy have not yet seen a turnaround. The same factors that have been driving the stock market's fall are still in place. Consumption has dropped dramatically in Japan, and many companies have revised their earnings projections downward. Reflecting this, many of the fund's holdings performed poorly.
Q. WITH A BLEAK STOCK MARKET ENVIRONMENT, THERE MUST HAVE BEEN A NUMBER OF STOCKS WHOSE PERFORMANCE WAS DISAPPOINTING DURING THE PERIOD
 . . .
A. Yes. Examples included Konami, a video game manufacturer; Shindengen Electric, Honma Golf, Nitto Kohki, and Fuji Denki. I'm still holding some shares of Nitto Kohki, but all the others were sold from the portfolio. Reflecting continued low consumer activity, retailers such as Fast Retailing Company were disappointments. Fast Retailing, a clothing retailer in Japan, has been expanding the number of its clothing outlets by about 40 outlets per year. Significantly weak consumption in Japan, particularly in the clothing area, caused Fast to miss its earnings targets, so its stock dropped when the company revised its earnings projection downward. On the manufacturing side, the performance of Keihin also was poor. Keihin is one of the largest parts makers for Honda. Although Honda's performance was boosted by sales overseas, Keihin's performance over the past six months lagged because car sales in Japan declined. I believe that the stock market was looking for a further slowing of demand, and as a result, auto-parts manufacturers were out of favor. However, Keihin is a very competitive company, based on its market share. Jafco, a venture capital company, is one of the larger companies listed in the over-the-counter market in Japan. The performance of this market has been extremely disappointing, affecting the number of initial public offerings brought to market. As a result, investors have lost interest. If Japan continues to deregulate its markets and welcome new companies to the stock market, the long-term opportunities for venture capital companies could be positive.
Q. WHAT IS YOUR OUTLOOK, KENICHI?
A. At this time, there is not much good news. There has been a real loss of faith in the Japanese economy, resulting from bankruptcies and the lack of true disclosure in companies' financial statements. The economy is not very strong, so a solid turnaround is not likely at this point in time. There are still many problems in the Japanese market due to increasing inventories and weak consumption. There are some positive signs, though. The Japanese government announced its economic reform package on April 24, aiming to provide traditional public works funding, investment in Japan's telecommunications infrastructure and planned income tax cuts. These are much-needed steps designed to spur consumption and increase consumer demand in Japan. Further, small-cap stock valuations are very attractive right now. If, in the near future, the gross domestic product in Japan shows a positive growth rate, this would be very good news for smaller companies, which tend to be more sensitive to changes in the economy. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KENICHI MIZUSHITA ON THE "SHAREHOLDER-FRIENDLY"
MOVEMENT IN JAPAN:
"The shareholder-friendly movement, where companies pay greater attention to the interests of investors, has started to take hold in Japan. Japanese companies are beginning to focus more on shareholder value and to become more cognizant of the real cost of capital. Reflecting this change in management practice, the number of share buybacks has grown from 186 in 1997 to nearly 800 so far in 1998. As more companies have announced their intentions to change their articles of incorporation - which would allow for more share buybacks - this has set the stage for a shift in the stock market's supply/demand scenario, potentially resulting in a decline in the supply of available equity shares in the Japanese stock market. Japanese banks, which have historically tended to own a good portion of the stocks of companies with whom they had business relationships, have been unloading these stocks. As a result, more shares are being purchased by the investing public, who are demanding greater disclosure from the companies whose shares they hold.
"The substantial increase in share buyback activity has occurred at the same time that Japanese companies are becoming more aware of returns on capital, placing greater emphasis on increasing their asset values. It is also notable that the growth in this area has been more pronounced in small- and mid-cap companies than in the large-cap arena.
"The primary reason for greater share buyback activity and for its characterization as "shareholder-friendly", is that its goal is to increase the value of outstanding shares, thereby increasing returns for investors."


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than
$105 million
MANAGER: Kenichi Mizushita, since 1996;
manager several Fidelity Investments Japan,
Ltd., and institutional funds; joined Fidelity in 1985.
(checkmark)
JAPAN SMALL COMPANIES
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 7.7%
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 7.7
JAPAN 92.3%
AS OF OCTOBER 31, 1997
UNITED STATES 0.4%
ROW: 1, COL: 1, VALUE: 98.59999999999999
ROW: 1, COL: 2, VALUE: 1.4
JAPAN 99.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  92.3         99.6

SHORT-TERM INVESTMENTS  7.7          0.4

TOP TEN STOCKS
                                      % OF FUND'S  % OF FUND'S
                                      INVESTMENTS  INVESTMENTS
                                                   IN THESE STOCKS
                                                   6 MONTHS AGO

UNION TOOL CO.                        4.1          2.9
(INDUSTRIAL MACHINERY & EQUIPMENT)

SONY MUSIC ENTERTAINMENT JAPAN, INC.  4.1          4.1
(ENTERTAINMENT)

MEITEC CORP.                          4.0          4.6
(SERVICES)

C. UYEMURA & CO. LTD.                 3.7          0.0
(CHEMICALS & PLASTIC)

SHOHKOH FUND & CO. LTD.               3.5          1.4
(CREDIT & OTHER FINANCE)

NIPPON SYSTEM DEVELOPMENT CO.         2.9          2.3
(SERVICES)

ADERANS CO. LTD.                      2.2          3.1
(CONSUMER DURABLES)

MISUMI CORP.                          2.2          2.0
(INDUSTRIAL MACHINERY & EQUIPMENT)

JAPAN LIFELINE CO. LTD.               2.1          0.0
(MEDICAL EQUIPMENT & SUPPLIES)

FUJI SOFT, INC.                       2.1          2.5
(COMPUTER SERVICES & SOFTWARE)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

TECHNOLOGY                        21.5         33.7

INDUSTRIAL MACHINERY & EQUIPMENT  13.3         11.6

SERVICES                          9.6          9.9

MEDIA & LEISURE                   8.2          8.6

FINANCE                           8.2          5.7

RETAIL & WHOLESALE                7.4          8.0

BASIC INDUSTRIES                  6.3          3.0

NONDURABLES                       5.0          3.9

DURABLES                          4.6          8.5

CONSTRUCTION & REAL ESTATE        4.5          5.8

JAPAN SMALL COMPANIES
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
Jamco Corp.   75,000 $ 773,574
BASIC INDUSTRIES - 6.3%
CHEMICALS & PLASTICS - 5.7%
C. Uyemura & Co. Ltd.   149,000  3,926,215
Canon Chemicals, Inc.   100,000  1,114,248
Nippon Pillar Packing Co. Ltd.   160,000  831,169
Toshiba Chemical Corp.   40,000  88,839
  5,960,471
METALS & MINING - 0.2%
Oiles Corp.   9,300  230,356
PAPER & FOREST PRODUCTS - 0.4%
Ube-Nitto Kasei Co. Ltd.   120,000  417,391
TOTAL BASIC INDUSTRIES   6,608,218
CONSTRUCTION & REAL ESTATE - 4.5%
BUILDING MATERIALS - 1.2%
Arc Land Sakamoto Co. Ltd.   136,000  747,450
Kondotec, Inc.   100,000  504,423
  1,251,873
ENGINEERING - 1.3%
Ataka Construction & Engineering
 Co. Ltd.   150,000  525,127
Sawako Corp.   102,500  841,144
  1,366,271
REAL ESTATE - 2.0%
Meiwa Estate Co. Ltd.   75,000  671,937
Sekiwa Real Estate Ltd.   99,000  298,137
Toc Company Ltd.   123,600  1,144,574
  2,114,648
TOTAL CONSTRUCTION & REAL ESTATE   4,732,792
DURABLES - 4.6%
AUTOS, TIRES, & ACCESSORIES - 2.4%
FCC Co. Ltd.   42,000  388,933
Keihin Seiki Manufacturing Co. Ltd.   40,000  522,492
Piolax, Inc.   50,000  481,837
Sanyo Denki Co. Ltd.   140,000  664,032
Yachiyo Industry Co. Ltd.   80,000  442,688
  2,499,982
CONSUMER DURABLES - 2.2%
Aderans Co. Ltd.   100,000  2,356,484
TOTAL DURABLES   4,856,466
FINANCE - 8.2%
CREDIT & OTHER FINANCE - 8.2%
Aeon Credit Service Ltd.   20,000  933,559
Acom Co. Ltd.   20,000  1,052,513
Jafco Co. Ltd.   33,000  1,095,652
Shohkoh Fund & Co. Ltd.   11,500  3,645,022
Takefuji Corp.   36,000  1,883,681
  8,610,427
HEALTH - 3.0%
MEDICAL EQUIPMENT & SUPPLIES - 3.0%
Hogy Medical Co.   31,500  953,360
Japan Lifeline Co. Ltd. (a)  100,000  2,198,381
  3,151,741

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 13.3%
ELECTRICAL EQUIPMENT - 1.4%
Hakuto Co. Ltd.   50,000 $ 715,227
SUNX Ltd.   86,000  725,165
  1,440,392
INDUSTRIAL MACHINERY & EQUIPMENT - 11.9%
Glory Ltd.   80,000  1,337,098
Misumi Corp.   130,100  2,291,993
Nitto Kohki Co. Ltd.   80,120  925,912
Shinkawa Ltd.   20,000  346,320
THK Co. Ltd.   120,000  1,147,374
Tsudakoma Corp.   100,000  221,344
Union Tool Co.   116,000  4,366,648
Yushin Precision Equipment Co. Ltd.   138,000  1,984,416
  12,621,105
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   14,061,497
MEDIA & LEISURE - 8.2%
ENTERTAINMENT - 4.1%
Sony Music Entertainment Japan, Inc.   110,000  4,289,855
LEISURE DURABLES & TOYS - 1.9%
Ryohin Keikaku Co. Ltd.   23,300  1,982,232
PUBLISHING - 0.8%
Asia Securities Printing Co. Ltd.   84,000  872,727
RESTAURANTS - 1.4%
Saizeriya Co. Ltd.   40,000  755,882
Yoshinoya D&C Co. Ltd. Ord.   88  728,778
  1,484,660
TOTAL MEDIA & LEISURE   8,629,474
NONDURABLES - 5.0%
FOODS - 4.1%
Ariake Japan  15,000  409,938
Q'Sai Co. Ltd.   40,000  484,848
Rock Field Co. Ltd.   147,000  2,019,763
Yonekyu Corp.   105,000  1,379,447
  4,293,996
HOUSEHOLD PRODUCTS - 0.9%
Comany, Inc.   124,000  980,237
TOTAL NONDURABLES   5,274,233
RETAIL & WHOLESALE - 7.4%
APPAREL STORES - 1.4%
Fast Retailing Co. Ltd.   60,000  591,756
Naigai Clothes Co. Ltd.   155,000  863,542
  1,455,298
GENERAL MERCHANDISE STORES - 4.1%
Circle K Japan Co. Ltd.   34,100  1,399,172
Himaraya Co. Ltd.   64,500  582,722
Homac Corp.   70,000  595,520
Matsumotokiyoshi Co. Ltd.   52,500  1,806,324
  4,383,738
RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%
Don Quijote Co. Ltd.   13,800  529,870
Paris Miki, Inc.   40,000  641,445
Yamada Denki Co. Ltd.   80,000  837,192
  2,008,507
TOTAL RETAIL & WHOLESALE   7,847,543
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 9.6%
Aucnet, Inc. (a)   49,000 $ 741,502
BellSystem24, Inc.   14,700  2,031,937
Meitec Corp.   130,000  4,257,482
Nippon System Development Co.   125,000  3,105,590
  10,136,511
TECHNOLOGY - 21.5%
COMPUTER SERVICES & SOFTWARE - 6.5%
Diamond Computer Service Co. Ltd.   53,000  798,043
Fuji Soft, Inc.   61,400  2,177,256
Ines Corp. Ord.   80,000  584,227
Sumisho Computer Service Corp.   90,000  1,856,578
Trans Cosmos, Inc.   50,000  1,445,511
  6,861,615
COMPUTERS & OFFICE EQUIPMENT - 2.7%
Argotechnos 21Corp. (a)  63,000  1,233,202
IO Data Device, Inc.   20,000  225,861
Toyo Information System Co. Ltd.   100,000  1,347,638
  2,806,701
ELECTRONIC INSTRUMENTS - 4.2%
Cosel Co. Ltd.   100,000  978,731
Micronics Japan Co. Ltd.   10,000  240,918
Sony Chemicals Corp.   76,000  1,430,454
Tokyo Seimitsu Co. Ltd.   63,000  1,845,059
  4,495,162
ELECTRONICS - 6.3%
Fujitsu Business Systems Ltd.   20,000  308,677
Kyoden Co. Ltd.   93,800  2,118,577
Mimasu Semiconductor Industries
 Co. Ltd.   147,000  2,158,103
Nippon Ceramic Co. Ltd.   94,000  969,546
Shinko Electric Industries Co. Ltd.   11,000  477,847
Towa Corp.   22,000  619,462
  6,652,212
PHOTOGRAPHIC EQUIPMENT - 1.8%
Noritsu Koki Co. Ltd.   34,000  1,011,105
Ricoh Elemex Corp.   130,000  880,858
  1,891,963
TOTAL TECHNOLOGY   22,707,653
TOTAL COMMON STOCKS
 (Cost $108,286,169)   97,390,129
CASH EQUIVALENTS - 7.7%
Taxable Central Cash Fund (b)
 (Cost $8,124,655)  8,124,655  8,124,655
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $116,410,824) $  105,514,784
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $32,953,409 and $12,198,878, respectively.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $116,457,295. Net unrealized depreciation aggregated $10,942,511, of which $9,555,852 related to appreciated investment securities and $20,498,363 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $38,186,000 all of which will expire on October 31, 2005.
JAPAN SMALL COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                          $ 105,514,784
(COST $116,410,824) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                               4,251

RECEIVABLE FOR FUND SHARES SOLD                                                                              322,722

DIVIDENDS RECEIVABLE                                                                                          285,312

INTEREST RECEIVABLE                                                                                           41,448

REDEMPTION FEES RECEIVABLE                                                                                    21

 TOTAL ASSETS                                                                                                106,168,538

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                 $ 292,655

PAYABLE FOR FUND SHARES REDEEMED                                                                   92,450

ACCRUED MANAGEMENT FEE                                                                             62,751

OTHER PAYABLES AND                                                                                 60,583
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            508,439

NET ASSETS                                                                                                  $ 105,660,099

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 161,786,723

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                              (602,010)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           (44,621,875)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     (10,902,739)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 17,528,394                                                                                  $ 105,660,099
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($105,660,099 (DIVIDED BY) 17,528,394 SHARES)                 $6.03

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $6.03)                                                        $6.22


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 412,943
DIVIDENDS

INTEREST                                                                         247,459

                                                                                 660,402

LESS FOREIGN TAXES WITHHELD                                                      (61,316)

 TOTAL INCOME                                                                    599,086

EXPENSES

MANAGEMENT FEE                                                    $ 334,764

TRANSFER AGENT FEES                                                136,984

ACCOUNTING FEES AND EXPENSES                                       34,472

NON-INTERESTED TRUSTEES' COMPENSATION                              157

CUSTODIAN FEES AND EXPENSES                                        22,913

REGISTRATION FEES                                                  12,856

AUDIT                                                              16,974

LEGAL                                                              243

REPORTS TO SHAREHOLDERS                                            7,504

MISCELLANEOUS                                                      124

 TOTAL EXPENSES BEFORE REDUCTIONS                                  566,991

 EXPENSE REDUCTIONS                                                (55)          566,936

NET INVESTMENT INCOME                                                            32,150

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (6,263,235)

 FOREIGN CURRENCY TRANSACTIONS                                     (35,686)      (6,298,921)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             264,473

 ASSETS AND LIABILITIES IN                                         (6,256)       258,217
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (6,040,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (6,008,554)

OTHER INFORMATION                                                               $ 84,929
SALES CHARGES PAID TO FDC

 EXPENSE REDUCTIONS                                                             $ 55
 CUSTODIAN CREDITS




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                        SIX MONTHS ENDED  YEAR ENDED
                                                                                         APRIL 30, 1998    OCTOBER 31,
                                                                                         (UNAUDITED)       1997


OPERATIONS                                                                               $ 32,150       $ (431,691)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                                    (6,298,921)    (38,200,071)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                         258,217        7,160,981

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (6,008,554)    (31,470,781)

DISTRIBUTIONS TO SHAREHOLDERS

 IN EXCESS OF NET INVESTMENT INCOME                                                           (141,696)      (53,184)

 FROM NET REALIZED GAIN                                                                      -              (359,714)

 TOTAL DISTRIBUTIONS                                                                         (141,696)      (412,898)

SHARE TRANSACTIONS                                                                            51,876,265     128,561,609
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                               141,028        410,794

 COST OF SHARES REDEEMED                                                                     (24,607,920)   (118,965,973)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     27,409,373     10,006,430

REDEMPTION FEES                                                                              127,027        486,767

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    21,386,150     (21,390,482)

NET ASSETS

 BEGINNING OF PERIOD                                                                          84,273,949     105,664,431

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $602,010 AND
$492,464, RESPECTIVELY)                                                                      $ 105,660,099  $ 84,273,949

OTHER INFORMATION
SHARES

 SOLD                                                                                         8,723,851      16,940,710

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                      25,139         49,197

 REDEEMED                                                                                     (4,236,042)    (15,551,026)

 NET INCREASE (DECREASE)                                                                     4,512,948      1,438,881



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS
                                                                            SIX MONTHS ENDED YEAR ENDED  NOVEMBER 1, 1995
                                                                              APRIL 30, 1998 OCTOBER 31, (COMMENCEMENT
                                                                                                         OF OPERATIONS) TO
                                                                                                         OCTOBER 31,

SELECTED PER-SHARE DATA                                                           (UNAUDITED)    1997      1996

NET ASSET VALUE, BEGINNING OF PERIOD                                                  $ 6.47     $ 9.13     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                                        -          (.03)      (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                              (.44)      (2.63)     (.87)

 TOTAL FROM INVESTMENT OPERATIONS                                                     (.44)      (2.66)     (.90)

LESS DISTRIBUTIONS

 IN EXCESS OF NET INVESTMENT INCOME                                                   (.01)      (.01)      -

 FROM NET REALIZED GAIN                                                               -          (.03)      -

 TOTAL DISTRIBUTIONS                                                                  (.01)      (.04)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                              .01        .04        .03

NET ASSET VALUE, END OF PERIOD                                                        $ 6.03     $ 6.47     $ 9.13

TOTAL RETURN B, C                                                                     (6.63)%    (28.80)%   (8.70)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                               $ 105,660  $ 84,274   $ 105,664

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                               1.28% A    1.35%      1.34%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                      1.28% A    1.34% E    1.34%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                           .07% A     (.46)%     (.32)%

PORTFOLIO TURNOVER RATE                                                               30% A      101%       66%

AVERAGE COMMISSION RATE F                                                             $ .0603    $ .0511    $ .0578

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
 WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F A FUND IS REQUIRED
TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6  PAST 1  PAST 5   LIFE OF
APRIL 30, 1998               MONTHS  YEAR    YEARS    FUND

FIDELITY LATIN AMERICA       12.65%  11.50%  82.33%   81.24%

FIDELITY LATIN AMERICA       9.27%   8.16%   76.86%   75.80%
 (INCL. 3.00% SALES CHARGE)

MSCI EMF - LATIN AMERICA     7.97%   6.42%   113.48%  105.57%

LATIN AMERICAN REGION        10.14%  7.69%   64.57%   N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index - a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1  PAST 5  LIFE OF
APRIL 30, 1998                YEAR    YEARS   FUND

FIDELITY LATIN AMERICA        11.50%  12.76%  12.54%

FIDELITY LATIN AMERICA        8.16%   12.08%  11.86%
 (INCL. 3.00% SALES CHARGE)

MSCI EMF - LATIN AMERICA      6.42%   16.38%  15.39%

LATIN AMERICAN FUNDS AVERAGE  7.69%   10.26%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Latin America               MS Latin Amer. Fr (Gross)
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
  1997/11/30      16662.02                    19689.74
  1997/12/31      17528.97                    20998.04
  1998/01/31      15788.29                    18665.66
  1998/02/28      16541.56                    19646.12
  1998/03/31      17579.87                    21039.04
  1998/04/30      17579.87                    20557.00
IMATRL PRASUN   SHR__CHT 19980430 19980506 115542 R00000000000064
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $17,580 - a 75.80% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,557 - a 105.57% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW DID THE FUND PERFORM, PATTI?
A. The fund outperformed both its peer group and index over the six-month period that ended April 30, 1998. During that period, the fund provided a return of 12.65%. To compare the fund's performance with that of its peers, the Latin American funds average returned 10.14% for the same six-month period, according to Lipper Analytical Services. To gauge how the fund did relative to Latin American markets, the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 7.97%. For the 12-month period that ended April 30, 1998, the fund returned 11.50%, while the peer group and index had returns of 7.69% and 6.42%, respectively.
Q. AS A GROUP, THE LATIN AMERICAN MARKETS STRUGGLED OVER THE PAST SIX MONTHS. WHAT WAS TROUBLING THEM?
A. The primary trouble resulted from financial and economic turmoil in Southeast Asia. Attacks on the Hong Kong dollar just prior to the beginning of the period prompted a massive sell-off of all emerging-market stocks, including Latin American stocks. October saw Latin stocks' largest price declines since the 1994-1995 Mexican peso crisis. Volatility continued to plague Latin stocks into November, as nervous investors sold them to lock in the near-record-breaking profits they earned through mid-1997. Brazil, which had posted the region's best first-half 1997 gains, suffered the biggest losses, although the region's other large market, Mexico, weathered the storm in pretty good shape. In a fairly quick turnabout later in November, Latin American markets rallied. Brazil came back particularly strong in December and pulled up many of the smaller markets in the region along with it.
Q. HOW HAVE THE LATIN MARKETS FARED SO FAR IN 1998?
A. Brazilian stocks have continued to do fairly well, with the remaining major markets posting flat or negative returns for the first four months of this year. The declining price of oil was the catalyst for the divergence in this year's performance across the various markets. After shrugging off the Asian crisis, Mexico suffered from an oil crisis of sorts as the price of its oil has plummeted by roughly one-third since the end of 1997. Investors feared that lower oil prices would mean less revenue for the government and a widening trade gap that ultimately would put pressure on the peso. Stocks from Venezuela, the region's other large oil exporter, also suffered. In contrast, Brazil benefited from lower oil prices because it is a major importer, rather than an exporter, of oil.
Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS AND ITS INDEX?
A. I'd point to three factors: security selection in Brazil, security selection in Mexico and a relatively light weighting in Chilean stocks, which severely lagged the other Latin markets during the past six months. In Brazil, the fund's performance got a boost from its holdings in integrated oil company Petrobras, which profited from the declining price in oil. The other big Brazilian winner was telephone company Telebras. Its success was due to the growing demand for telephones and data transmission, as well as investors' increased appetite for defensive-type companies that are expected to do well even when the economy slows.
Q. THE FUND'S HOLDINGS IN VARIOUS SHARES OF TELEBRAS AND ITS SUBSIDIARIES HAVE CHANGED DURING THE PAST SIX MONTHS. WHAT EXPLAINS THE SHIFT?
A. Toward the beginning of the period, I had switched some of the fund's investments out of Telebras ON - which is the voting class of shares issued by the company - into the company's Telesp subsidiary. Here's why: Prior to December, Telebras ON stock had historically traded at a 20% to 25% discount to Telebras American Depository Receipts (ADRs) - meaning the voting shares were 20% to 25% cheaper than the ADRs. As a reminder, an ADR is a receipt for the shares of a foreign-based corporation that are traded on stock exchanges in the U.S. But that discount closed to about 5% in December, with the shares of Telebras ON posting strong gains. I locked in that strength by selling the fund's stake in Telebras ON shares and buying Telesp, which was selling rather cheaply at the time because its shares were in abundant supply. Telesp, in turn, performed extremely well and helped the fund's performance.
Q. TURNING TO MEXICO, WHICH STOCKS PERFORMED WELL?
A. Telefonos De Mexico, or "Telmex," was one of the Mexican market's best performers during the period as well as one of the fund's largest holdings. Although increased competition pushed Mexican phone rates lower, it helped spur telephone usage. The fund's relatively large stake in Mexican banks - including Group Financiero Bancomer - also helped the fund's performance. Thanks to Mexico's relatively healthy economy, many of the banks enjoyed improved asset quality, healthy loan growth and better profitability.
Q. WHAT WERE THE DISAPPOINTMENTS DURING THE PERIOD?
A. I'd say the biggest disappointment resulted not from something the fund owned, but rather, from something it didn't own. The fund had no investments in Brazilian banks, which performed extremely well over the past six months. I avoided them because I was concerned about high interest rates. In late fall 1997, the Brazilian government raised interest rates to above 40% in order to stave off speculative attacks on its currency. I worried that at those interest rate levels, banks would suffer deteriorating assets and loan losses. But interest rates came down very quickly and bank stock prices rose in concert. Another disappointment had to do with money going out of the fund. As redemptions occurred, I was forced to sell some stocks into a rather weak market, which was a slight negative for performance.
Q. WERE THERE ANY PARTICULAR STOCKS OUTSIDE OF BRAZIL AND MEXICO THAT RECENTLY CAUGHT YOUR ATTENTION?
A. I continued to like Telecom Argentina. Although increased competition will eventually be a factor in Argentina, it appears to be a couple of years off. What's more, Argentina is a great market for cellular phone service, providing the company greater profits than regular line service.
Q. WHAT'S YOUR OUTLOOK?
A. Over the short term, I think the Latin American markets will remain volatile and continued uncertainty over Southeast Asia will likely cast a shadow over Latin American stocks. But over the longer term, I'm more optimistic. Earnings for many companies across the region continue to grow at quite a healthy pace. In Mexico, for instance, the average company's operating income is growing at about 20% annually in U.S. dollar terms. Given that growth rate, I believe that many Latin American stocks are priced cheaply relative to comparable stocks in other parts of the world. Furthermore, the regional economy should continue to post decent growth, although at a slightly slower pace than in 1997. But as long as the market is clouded by perception problems, I'll focus on finding solid companies that have proven they can withstand volatility and generally avoid smaller, riskier companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PATTI SATTERTHWAITE ON THE BREAKUP OF TELEBRAS:
"Telebras, the government-controlled Brazilian phone monopoly, is set to start privatizing by dividing into 12 new companies - dubbed `Baby Bras' - in the next six months or so. The new companies will include three regional wireline companies without cellular operations, eight cellular entities and one long distance company. The wireline companies are slated to be Telesp, which will serve the populous city and state of Sao Paulo; Tele-Centro/Sul will handle the central and southern states and Brasilia; Tele-Norte/Nordest gets the north and northeast, including Rio de Janeiro; and Embratel will provide domestic and international service nationwide. The cellular units will range from Telesp Cellular to Amazonia Cellular, which will handle wireless service in the rainforests. After the transaction occurs, shareholders of Telebras will receive one share of each of the 12 companies for each share they hold of Telebras.
"I view the privatization of Telebras as a positive move, although it will likely cause confusion as investors decide how to play the breakup. Current pent-up demand for phones - where a long wait is common - has made
Telebras one of the fastest-growing phone companies in Latin America. I think there is some unrecognized value in Telebras' current stock price which I believe will be released after the company's breakup. But I'll choose carefully among the 12 entities, since all may not emerge as winners."

FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of April 30, 1998, more than
$668 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
LATIN AMERICA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
ARGENTINA 8.8%
ROW: 1, COL: 1, VALUE: 9.4
ROW: 1, COL: 2, VALUE: 36.3
ROW: 1, COL: 3, VALUE: 3.5
ROW: 1, COL: 4, VALUE: 42.0
ROW: 1, COL: 5, VALUE: 8.800000000000001
OTHER 9.4%
MEXICO 36.3%
BRAZIL 42.0%
CHILE 3.5%
AS OF OCTOBER 31, 1997
UNITED STATES 7.1%
ARGENTINA 10.8%
ROW: 1, COL: 1, VALUE: 7.1
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 32.9
ROW: 1, COL: 4, VALUE: 4.6
ROW: 1, COL: 5, VALUE: 37.8
ROW: 1, COL: 6, VALUE: 10.8
OTHER 6.8%
MEXICO 32.9%
BRAZIL 37.8%
CHILE 4.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  98.0         92.9

SHORT-TERM INVESTMENTS  2.0          7.1

TOP TEN STOCKS
                                        % OF FUND'S  % OF FUND'S
                                        INVESTMENTS  INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

TELEBRAS SPONSORED ADR                  12.4         6.3
(BRAZIL, TELEPHONE SERVICES)

TELEFONOS DE MEXICO SA SPONSORED ADR    6.6          6.9
REPRESENTING ORD. CLASS L SHARES
(MEXICO, TELEPHONE SERVICES)

TELESP PN (PFD. REG.)                   6.5          2.3
(BRAZIL, TELEPHONE SERVICES)

PETROBRAS PN (PFD. REG.)                5.6          3.6
(BRAZIL, OIL & GAS)

CENTRAIS ELECTRICAS BRASILEIRAS SA      5.4          6.4
(BRAZIL, ELECTRIC UTILITY)

YPF SOCIEDAD ANONIMA SPONSORED ADR      4.8          4.8
REPRESENTING CLASS D SHARES
(ARGENTINA, OIL & GAS)

GRUPO FINANCIERO BANCOMER CLASS B       4.7          2.9
(MEXICO, BANKS)

GRUPO CARSO SA DE CV CLASS A-1          4.0          3.9
(MEXICO, TOBACCO)

COMPANIA ENERGERTICA MINAS GERAIS       3.3          3.4
(BRAZIL, ELECTRIC UTILITY)

PANAMERICAN BEVERAGES, INC. CLASS A     2.9          1.7
(PANAMA, BEVERAGES)

TOP TEN MARKET SECTORS
                            % OF FUND'S  % OF FUND'S
                            INVESTMENTS  INVESTMENTS
                                         IN THESE
                                         MARKET SECTORS
                                         6 MONTHS AGO

UTILITIES                   40.7         38.1

NONDURABLES                 16.0         15.4

ENERGY                      11.3         10.8

FINANCE                     9.8          8.9

BASIC INDUSTRIES            6.3          8.2

RETAIL & WHOLESALE          5.6          4.4

CONSTRUCTION & REAL ESTATE  3.2          3.8

MEDIA & LEISURE             1.9          1.0

HOLDING COMPANIES           1.6          0.4

PRECIOUS METALS             1.0          1.1

LATIN AMERICA
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 98.0%
 SHARES VALUE (NOTE 1)
ARGENTINA - 8.8%
Bansud SA Class B (a)  229,590 $ 2,158,416
Cresud Sacifya sponsored ADR (a)  104,500  2,076,938
Disco SA sponsored ADR (a)  73,300  2,913,675
IRSA (Inversiones Y Representa)
 SA GDR  43,800  1,702,725
Perez Companc Class B  290,236  1,744,536
Telecom Argentina Class B
 sponsored ADR  450,100  16,203,600
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  910,700  31,760,663
  58,560,553
BRAZIL - 42.0%
Aracruz Celulose SA ADR  227,750  3,587,063
Bradesco PN  65,324,483  599,803
Caemi Mineracao e Metalurgia  2,546,000  182,565
Centrais Electricas Brasileiras SA  810,330,100  36,146,152
Cimento Itau PN Ord.  6,044,000  1,374,177
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar
 sponsored GDR  87,600  2,332,350
Companhia Brasileira de Petroleo
 Ipiranga SA Class B  321,249,000  4,185,746
Companhia de Electricidade do Estado
 do Rio de Janeiro  2,008,714,550  1,457,925
Companhia Paranaense
 de Energia-Copel Class B  23,000  327,750
Compania Cervejaria Brahma
 ON (Reg.)  117,827  70,065
Compania Cervejaria Brahma PN:
 (Pfd. Reg.)  25,013,523  16,295,810
 (Pfd. Reg.) warrants 4/30/03 (a)  1,895,770  149,201
Compania Energertica Minas Gerais  452,618,000  21,966,955
Compania Paulista de Forca Luz Ord.   18,570,597  2,565,829
Coteminas PN  10,053,310  2,461,569
Dixie Toga SA  1,904,400  1,082,471
Eletropaulo Metropolitana-Electricidade
 de Sao Paulo SA (a)  17,599,000  2,073,006
Empresa Bandeirante Energia (a)  22,717,000  774,747
Encorpar Redito e Participa SA (a)  11,465,310  31,181
Itausa Investimentos Itau SA  4,623,000  3,921,394
Klabin Industria de Papel e
 Celulose PN  4,640,165  2,921,533
Light Servicos de Electricidade
 SA Ord.   5,100,000  2,051,506
Paulista De Forca Luz rights
 4/13/98 (a)  80,306  9,417
Perdigao SA PN  1,461,114,630  2,427,642
Perdigao SA ON  23,222,143  36,552
Petrobras PN (Pfd. Reg.)  146,980,000  37,273,584
Souza Cruz Industria Comerico  537,500  4,394,758
Telebras sponsored ADR  675,040  82,228,310
Telesp PN (Pfd. Reg.)  127,579,899  43,398,701
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  145,251,499  2,794,392
  279,122,154
CANADA - 0.2%
Bell Canada International, Inc.   61,400  1,373,074

 SHARES VALUE (NOTE 1)
CHILE - 3.5%
Chilectra SA sponsored ADR  37,500 $ 1,045,313
Cristalerias de Chile SA
 sponsored ADR  124,700  1,691,244
Enersis SA sponsored ADR (a)  164,700  4,848,356
Santa Isabel SA sponsored ADR  114,500  1,889,250
Sociedad Quimica y Minera de Chile
 sponsord ADR  256,100  11,124,344
Supermercados Unimarc SA
 sponsored ADR  86,200  932,038
Vina Concha Stet y Toro SA
 sponsored ADR  61,000  1,982,500
  23,513,045
COLOMBIA - 1.4%
Banco Ganadero Class C
 sponsored ADR  79,800  1,476,300
Compania Nacional de Chocolates  136,000  697,640
Noel (Industria Alimenticias)  97,207  183,429
Suramericana de Inversiones SA  440,350  6,776,597
  9,133,966
LUXEMBOURG - 0.3%
Quilmes Industrial SA
 sponsored ADR  201,300  2,226,881
MEXICO - 36.3%
Apasco SA de CV  1,283,000  8,702,402
Cemex SA, Series B (a)  659,000  3,957,725
Cifra SA de CV:
 Series C  9,942,200  16,882,540
 Series V (a)  1,556,572  2,731,150
Corporacion Geo SA de CV (a)  808,873  5,581,719
Fomento Economico Mexicano SA
 de CV Class B  1,500,600  11,097,230
Gruma SA Class B (a)  1,396,864  3,204,299
Grupo Carso SA de CV Class A-1  4,280,100  26,914,430
Grupo Financiero Banamex-Accival
 Class B (a)  5,580,000  17,412,859
Grupo Financiero Bancomer Class B  45,618,700  31,479,695
Grupo Televisa SA de CV
 sponsored ADR (a)  311,000  12,751,000
Grupo Elektra SA  8,512,700  12,149,543
Grupo Modelo SA de CV Class C Ord.   1,626,800  15,363,797
Grupo Financiero Inbursa SA Class B  3,831,900  11,687,024
Kimberly Clark de Mexico SA Class A  3,556,000  17,440,815
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  781,000  44,224,125
  241,580,353
PANAMA - 2.9%
Panamerican Beverages, Inc. Class A  484,500  19,319,438
PERU - 1.0%
Compania de Minas Buenaventura SA:
 Class B  134,077  1,042,850
 Class B sponsored ADR  339,000  5,254,500
 Class T  98,541  581,805
  6,879,155
VENEZUELA - 1.6%
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  315,400  10,565,900
TOTAL COMMON STOCKS
 (Cost $452,868,298)   652,274,519
NONCONVERTIBLE BONDS - 0.0%
 MOODY'S PRINCIPAL VALUE
 RATINGS AMOUNT (NOTE 1)
BRAZIL - 0.0%
Cia Vale Do Rio Doce
 0%, 11/19/00 (Cost $0) - BRL 290,000 $ -
CASH EQUIVALENTS - 2.0%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $13,114,817)   13,114,817 13,114,817
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $465,983,115) $  665,389,336
CURRENCY ABBREVIATIONS
BRL - Brazilian real
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $107,751,368 and $293,264,026, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,776 for the period.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries    6.3%
Cash Equivalents   2.0
Construction & Real Estate    3.2
Durables    0.4
Energy    11.3
Finance    9.8
Holding Companies   1.6
Media & Leisure   1.9
Nondurables   16.0
Precious Metals   1.0
Retail & Wholesale   5.6
Services    0.2
Utilities   40.7
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $467,006,964. Net unrealized appreciation aggregated $198,382,372, of which $226,563,811 related to appreciated investment securities and $28,181,439 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $117,765,000 of which $80,150,000, and $37,615,000 will expire on October 31, 2003, and 2004, respectively.
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                          $ 665,389,336
(COST $465,983,115) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                              2,179,477

RECEIVABLE FOR FUND SHARES SOLD                                                                              300,166

DIVIDENDS RECEIVABLE                                                                                        5,778,759

INTEREST RECEIVABLE                                                                                          52,171

REDEMPTION FEES RECEIVABLE                                                                                  298

OTHER RECEIVABLES                                                                                           9,757

 TOTAL ASSETS                                                                                              673,709,964

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                             $ 1,649,532

PAYABLE FOR FUND SHARES REDEEMED                                                               2,672,027

ACCRUED MANAGEMENT FEE                                                                         424,060

OTHER PAYABLES AND                                                                              720,617
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                          5,466,236

NET ASSETS                                                                                                  $ 668,243,728

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 566,578,451

UNDISTRIBUTED NET INVESTMENT INCOME                                                                          4,715,092

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (102,749,275)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    199,699,460
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 38,697,364                                                                                  $ 668,243,728
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($668,243,728 (DIVIDED BY) 38,697,364 SHARES)                 $17.27

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $17.27)                                                       $17.80


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                              $ 9,048,400
DIVIDENDS

SPECIAL DIVIDEND FROM CENTRAIS ELECTRICAS BRASILEIRAS SA                        2,290,547

INTEREST                                                                        852,094

                                                                                12,191,041

LESS FOREIGN TAXES WITHHELD                                                     (909,522)

 TOTAL INCOME                                                                   11,281,519

EXPENSES

MANAGEMENT FEE                                                    $ 2,823,782

TRANSFER AGENT FEES                                                1,068,411

ACCOUNTING FEES AND EXPENSES                                       242,934

NON-INTERESTED TRUSTEES' COMPENSATION                              1,961

CUSTODIAN FEES AND EXPENSES                                        721,650

REGISTRATION FEES                                                  20,237

AUDIT                                                              31,778

LEGAL                                                              2,943

REPORTS TO SHAREHOLDERS                                            60,952

MISCELLANEOUS                                                      76,116

 TOTAL EXPENSES BEFORE REDUCTIONS                                  5,050,764

 EXPENSE REDUCTIONS                                                (30,002)     5,020,762

NET INVESTMENT INCOME                                                           6,260,757

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             19,146,317

 FOREIGN CURRENCY TRANSACTIONS                                     (375,211)    18,771,106

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             59,032,452

 ASSETS AND LIABILITIES IN                                         326,067      59,358,519
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 78,129,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 84,390,382

OTHER INFORMATION                                                              $ 212,550
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                              $ 79

 EXPENSE REDUCTIONS                                                            $ 24,975
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                             2,088

  TRANSFER AGENT CREDITS                                                        2,939

                                                                               $ 30,002





STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                      SIX MONTHS ENDED     YEAR ENDED
                                                                                         APRIL 30, 1998     OCTOBER 31,
                                                                                            (UNAUDITED)     1997

OPERATIONS                                                                                  $ 6,260,757     $ 10,354,029
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                    18,771,106      65,034,745

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                        59,358,519      64,919,843

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             84,390,382      140,308,617

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                     (10,041,235)    (9,458,525)

SHARE TRANSACTIONS                                                                           76,796,582      704,350,162
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                               9,873,399       9,235,878

 COST OF SHARES REDEEMED                                                                     (301,656,492)   (595,524,911)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     (214,986,511)   118,061,129

REDEMPTION FEES                                                                              338,954         1,741,603

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (140,298,410)   250,652,824

NET ASSETS

 BEGINNING OF PERIOD                                                                         808,542,138     557,889,314

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $4,715,092 AND $8,495,570,
RESPECTIVELY)                                                                               $ 668,243,728   $ 808,542,138

OTHER INFORMATION
SHARES

 SOLD                                                                                        4,655,425       43,052,799

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                     578,067         724,384

 REDEEMED                                                                                    (18,651,799)    (35,962,567)

 NET INCREASE (DECREASE)                                                                     (13,418,307)    7,814,616



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                           SIX MONTHS ENDED  YEARS ENDED OCTOBER 31,                    APRIL 19, 1993
                                             APRIL 30, 1998                                              (COMMENCEMENT
                                                                                                     OF OPERATIONS) TO
                                                                                                         OCTOBER 31,

SELECTED PER-SHARE DATA                         (UNAUDITED)          1997        1996      1995        1994       1993

NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.51      $ 12.59    $ 9.75     $ 16.21    $ 13.28    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                           .14 D, E     .20 D      .22        .04        .07        .03

 NET REALIZED AND UNREALIZED GAIN (LOSS)         1.81         2.92       2.72       (6.52)     2.82       3.23

 TOTAL FROM INVESTMENT OPERATIONS                1.95         3.12       2.94       (6.48)     2.89       3.26

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                      (.20)        (.23)      (.12)      -          (.05)      -

 FROM NET REALIZED GAIN                          -            -          -          -          (.05)      -

 TOTAL DISTRIBUTIONS                             (.20)        (.23)      (.12)      -          (.10)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL        .01          .03        .02        .02        .14        .02

NET ASSET VALUE, END OF PERIOD                  $ 17.27      $ 15.51    $ 12.59    $ 9.75     $ 16.21    $ 13.28

TOTAL RETURN B, C                               12.65%       25.42%     30.69%     (39.85)%   22.89%     32.80%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)         $ 668,244    $ 808,542  $ 557,889  $ 466,289  $ 888,530  $ 342,934

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.36% A      1.30%      1.32%      1.41%      1.48%      1.94% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER   1.35% A, F   1.29% F    1.32%      1.41%      1.48%      1.94% A
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS                                          1.68% A      1.19%      1.48%      .97%       .47%       1.21% A

PORTFOLIO TURNOVER RATE                         30% A        64%        70%        57%        77%        72% A

AVERAGE COMMISSION RATE G                       $ .0004      $ .0005    $ .0004

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D  NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E INVESTMENT INCOME
PER SHARE REFLECTS A SPECIAL DIVIDEND FROM CENTRAIS ELECTRICAS BRASILEIRAS
WHICH AMOUNTED TO $.05 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). G  FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  LIFE OF
APRIL 30, 1998                 MONTHS  YEAR    FUND

FIDELITY NORDIC                26.07%  46.69%  103.23%

FIDELITY NORDIC                22.29%  42.28%  97.14%
 (INCL. 3.00% SALES CHARGE)

FT - ACTUARIES WORLD NORDIC    23.14%  43.96%  91.41%

EUROPEAN REGION FUNDS AVERAGE  26.03%  39.23%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P - Actuaries World Nordic Index - a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
APRIL 30, 1998                      YEAR    FUND

FIDELITY NORDIC                     46.69%  32.86%

FIDELITY NORDIC                     42.28%  31.25%
 (INCL. 3.00% SALES CHARGE)

FT - ACTUARIES WORLD NORDIC         43.96%  29.71%

EUROPEAN REGION FUNDS AVERAGE       39.23%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
  1997/11/30      15705.38                    15583.27
  1997/12/31      15177.38                    15331.98
  1998/01/31      15593.63                    15587.89
  1998/02/28      17077.22                    16969.39
  1998/03/31      18219.26                    18157.18
  1998/04/30      19713.51                    19141.41
IMATRL PRASUN   SHR__CHT 19980430 19980513 152248 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $19,714 - a 97.14% increase on the initial investment. For comparison, look at how the FT/S&P - Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,141 - a 91.41% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: On June 1, 1998, after the period covered by this report, Trygve Toraasen (right) became portfolio manager of Fidelity Nordic Fund. The following is an interview with Colin Stone, who managed the fund during the period covered by this report, with comments by Trygve Toraasen on his outlook and investment approach.
Q. HOW DID THE FUND PERFORM, COLIN?
C.S. For the six months that ended April 30, 1998, the fund returned 26.07%, compared to the 23.14% return of the FT-Actuaries World Nordic Index and the European region funds average of 26.03%, as monitored by Lipper Analytical Services. For the one-year period, the fund returned 46.69%, compared to the FT-Actuaries Index return of 43.96% and the Lipper European regions funds average return of 39.23%.
Q. HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT FOR THE SIX MONTHS? C.S. We had a strong market, with good liquidity - or cash flow - into the market. As interest rates declined and bond markets rallied, the equity markets attracted more investors. Corporate earnings throughout the Nordic region grew and were expected to continue growing throughout 1998. Consensus corporate earnings growth estimates for 1998 ranged from a low of 10% in Norway to almost 20% in Sweden and Finland. Moreover, a strong economic recovery seemed to be developing throughout Europe, with very favorable reports from large countries like Germany and France. Growth in the Nordic region was expected to be robust as a result of this broad recovery. Estimates of 1998 growth in gross domestic product in the Nordic countries were very strong:
2.8% in Denmark, 3% in Sweden and 4% in Finland. The one potential area of worry was in Norway, where the economic cycle extended the furthest. There was concern about the economy overheating and setting off inflationary pressures.
Q. WHAT WERE YOUR PRINCIPAL AREAS OF EMPHASIS?
C.S. I continued to focus the fund on technology - particularly in telecommunications - as well as the finance and health care sectors. At the end of the period, telecommunications equipment companies accounted for 18.8% of portfolio assets, financial companies 19.4%, and health care 13.0%. The fund's two largest holdings continued to be the two giant telecommunications equipment companies, Ericsson of Sweden and Nokia of Finland. The fundamentals for telecommunications remained extremely favorable. Analysts are revising upward the estimates of global subscriber growth in wireless systems, despite the Asian economic crisis. In Finland, for example, mobile phone ownership was expected this year to exceed 50% of the population. To illustrate, it is quite common for school children in Finland to have mobile phones now.
Q. WHY HAVE YOU ALSO EMPHASIZED THE FINANCE AND HEALTH CARE SECTORS? C.S. I anticipated further restructuring in the finance sector, and have overweighted banks, particularly Swedish banks. In addition, stock valuations for the Nordic banks were low compared to their competitors in Continental Europe and the United Kingdom. In health care, I had a sizeable holding in Astra of Sweden, a major global pharmaceutical company that accounted for about 8% of portfolio assets. Other health care-related companies included Novo-Nordisk, a pharmaceutical company based in Denmark, and two Swedish dental product companies, Biora and Nobel Biocare. Each of these health care companies has a global business, and all were benefiting from the increase in demand for new products worldwide.
Q. WHAT OTHER COMPANIES CONTRIBUTED TO PERFORMANCE?
C.S. One strong contributor has been the Finnish brewer, Hartwall. This firm has bought and modernized a number of old breweries in the former Soviet Union, greatly increasing the breweries' volume and enabling the plants to improve the quality of their beers, which in turn has helped increase demand. The stock rose by 97% in the first four months of 1998. Another contributor was Tieto, the largest information technology service company in Finland, whose stock rose 67% during the same period. A third company was Raisio of Finland. This company has produced a cholesterol-reducing agent and has entered into a global distribution agreement with a subsidiary of Johnson & Johnson. Other strong stocks included Europolitan Holdings, a Swedish cellular network company, and Scandic Hotels, a hotel chain based in Sweden.
Q. WERE THERE ANY DISAPPOINTMENTS?
C.S. The Danish banks in general did badly during the period because of fears about the potential impact of proposed changes in Denmark's tax laws. While I had reduced the fund's emphasis in these companies, their performance still hurt the fund. Norwegian stocks, especially banking stocks, underperformed the other Nordic markets. Investors have been concerned about the possibility that growth in Norway may overheat, stimulating inflation and causing interest rates to rise.
Q. DO YOU EXPECT THE ADVENT OF A SINGLE CURRENCY, THE EURO, IN MUCH OF EUROPE TO HAVE A MAJOR IMPACT ON STOCKS OF THE NORDIC REGION?
C.S. Of the four Nordic countries, only Finland will adopt the single European currency at the outset, although Sweden and Denmark may later. Norway is not a member of the European Monetary Union. However, the single currency is not as important an issue as may first appear. Most of the largest companies will be bought and sold using the Euro currency regardless of where they are based. This will be true, for example, in Sweden, where companies account for more than one half the Nordic index and more than one half the fund's portfolio. Most Swedish companies do a small amount of their business in Sweden. They effectively are global companies domiciled in Sweden. So the movement to the single European currency will not be a cause for concern to the Swedish stock market. The larger issue of the emergence of a single market across Europe - a Pan-European market - is having a more profound impact. Companies are restructuring themselves to be European in orientation.
Q. TURNING TO YOU TRYGVE, WHAT IS YOUR OUTLOOK?
A. The stock-picking environment remains good in the Nordic region, despite relatively high stock prices. In general, the European economies have been recovering enough to offset the effects of the Asian economic crisis. One of the effects of the European Economic Union will be the convergence of interest rates in different countries to be closer to each other, which could lead to further rate reductions in Denmark. Norway, on the other hand, will probably see increasing rates due to rising inflationary pressures. Because of a tight labor market, recent collective bargaining contracts in Norway have been worse than business observers expected, with average wage increases over the next two years in the 4.5% to 5.5% range. For labor-intensive industries, these contracts will have a big impact on their cost bases. For these reasons, I expect the portfolio will continue to de-emphasize Norway and instead be overweighted in Finland, where the prospects are more favorable.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TRYGVE TORAASEN ON HIS INVESTMENT APPROACH:
"I emphasize a bottom-up, stock-picking approach similar to that of the previous manager, Colin Stone, with whom I have worked closely. This is important, given the universe of stocks in the Nordic region which has a large base of cyclical, commodity companies, with a fair representation of high technology companies as well.
"I use Fidelity's significant research resources to find stocks that are undervalued on any investment parameter. I am not strictly a value manager or a growth manager. I will look for attractive opportunities based on corporate turnarounds, restructurings and gaps in valuations when compared to stock prices of similar companies in other countries. These types of companies have dominated the fund's portfolio. I will be attracted to the stock of a company when Fidelity's research staff and I believe its prospects are more favorable than its current stock price implies."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than
$123 million
MANAGER: Trygve Toraasen, since June 1, 1998;
research analyst since 1994; associate portfolio manager, Fidelity Nordic Fund, 1997-June 1998;
joined Fidelity in 1994
(checkmark)
NORDIC
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 5.9%
ROW: 1, COL: 1, VALUE: 11.3
ROW: 1, COL: 2, VALUE: 26.4
ROW: 1, COL: 3, VALUE: 4.2
ROW: 1, COL: 4, VALUE: 52.2
ROW: 1, COL: 5, VALUE: 5.9
DENMARK 11.3%
SWEDEN 52.2%
FINLAND 26.4%
NORWAY 4.2%
AS OF OCTOBER 31, 1997
UNITED STATES 6.5%
ROW: 1, COL: 1, VALUE: 11.7
ROW: 1, COL: 2, VALUE: 24.2
ROW: 1, COL: 3, VALUE: 4.5
ROW: 1, COL: 4, VALUE: 1.1
ROW: 1, COL: 5, VALUE: 52.0
ROW: 1, COL: 6, VALUE: 6.5
DENMARK 11.7%
FINLAND 24.2%
SWEDEN 53.0%
NORWAY 4.5%
NETHERLANDS 0.1%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  94.1         94.5

SHORT-TERM INVESTMENTS  5.9          5.5

TOP TEN STOCKS
                                       % OF FUND'S  % OF FUND'S
                                       INVESTMENTS  INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

ERICSSON (L.M.) TELEPHONE CO. CLASS B  9.5          9.3
(SWEDEN, COMMUNICATIONS EQUIPMENT)

NOKIA CORP. AB, SERIES A               9.3          8.1
(FINLAND, COMMUNICATIONS EQUIPMENT)

ASTRA AB CLASS A FREE SHARES           8.0          6.9
(SWEDEN, DRUGS & PHARMACEUTICALS)

ABB AB, SERIES A                       5.0          3.2
(SWEDEN, HOLDING COMPANIES)

FORENINGSSPARBANKEN AB, SERIES A       3.0          0.0
(SWEDEN, BANKS)

UPM-KYMMENE CORP.                      2.8          2.5
(FINLAND, PAPER & FOREST PRODUCTS)

SVENSKA HANDELSBANKEN                  2.7          2.5
(SWEDEN, BANKS)

SKANDIA FOERSAEKRINGS AB               2.2          2.0
(SWEDEN, INSURANCE)

NORDBANKEN HOLDING AB                  2.1          1.7
(SWEDEN, BANKS)

VOLVO AB CLASS B                       2.1          3.1
(SWEDEN, AUTOS, TIRES & ACCESSORIES)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

TECHNOLOGY                        21.1         23.4

FINANCE                           19.4         17.6

HEALTH                            13.0         10.8

BASIC INDUSTRIES                  7.8          10.0

DURABLES                          5.6          7.5

NONDURABLES                       5.4          2.8

MEDIA & LEISURE                   5.2          5.4

HOLDING COMPANIES                 5.0          4.3

INDUSTRIAL MACHINERY & EQUIPMENT  3.7          2.5

CONSTRUCTION & REAL ESTATE        3.3          5.3

NORDIC
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.1%
 SHARES VALUE (NOTE 1)
DENMARK - 11.3%
Broendby IF Class B (a)  4,900 $ 436,430
Carlsberg AS Class B  15,600  970,274
Danisco AS  16,200  1,017,049
Den Danske Bank Group AS  11,279  1,366,812
GN Store Nordic Ltd.   20,600  516,805
Incentive AS  10,278  577,736
Jyske Bank AS (Reg.)  3,800  441,073
NKT Holding AS  9,710  765,549
Novo-Nordisk AS Class B  12,900  2,090,609
Radiometer AS Class B  10,500  456,842
Ratin AS Class B  4,920  944,607
Sondagsavisen AS (Reg.)  19,900  929,744
Scanbox Danmark AS Class B (a)  9,170  291,868
Sophus Berendsen AS Class B  4,380  177,139
Syd-Sonderjylland Holding  24,250  1,352,494
Unidanmark AS Class A  17,867  1,499,960
Vestas Wind Systems AS  4,900  211,047
  14,046,038
FINLAND - 26.4%
Asko Class A  50,590  1,053,185
Cultor OY, Series 1  15,842  935,643
Elcoteq Network Corp. Class A  7,300  98,413
Elcoteq Network Corp. Class A (a)(c)  26,000  350,514
Enso OY Class R  111,250  1,183,511
Hartwall OY AB Class A  56,815  1,761,140
Huhtamaki Ord.   7,569  437,314
KCI (Konecranes International)  23,850  1,137,381
Martela OY Class A  19,500  608,034
Merita Ltd., Series A  214,700  1,433,434
Metsa-Serla Ltd. Class B  114,950  1,191,246
Nokia Corp. AB, Series A  172,680  11,592,238
Nokian Tyres Ltd.   9,000  519,993
Okobank Class A  23,700  428,182
Pohjola Class B  33,601  1,861,244
Rauma OY  41,197  770,744
Raisio Group PLC  5,270  966,618
Sampo Insurance Co. Ltd.   13,000  586,574
Talentum OY Class B  45,750  755,227
Tieto Corp Class B  5,149  944,424
UPM-Kymmene Corp.   114,350  3,429,242
Yit-Yhtymae OY  52,300  767,425
  32,811,726
NORWAY - 4.2%
A-Pressen AS, Series A  11,500  254,135
Ekornes AS (Reg.)  75,150  754,872
Fokus Bank AS  64,550  544,653
Orkla AS Class A Free shares  5,150  609,737
NCL Holdings AS (a)  370,177  1,779,864
P4 Radio Hele Norge SA  17,000  198,085
Schibsted AS, Series B  59,800  1,137,293
  5,278,639
SWEDEN - 52.2%
ABB AB, Series A  381,600  6,174,996
Astra AB Class A Free shares  483,133  9,904,862
Assi Doman AB Free shares  27,100  726,804
Biora AB sponsored ADR (a)  39,200  1,229,900
Dahl International AB  29,700  539,958
Electrolux AB  15,830  1,469,596
Ericsson (L.M.) Telephone Co. Class B  228,286  11,741,099
Europolitan Holdings AB  26,650  1,649,389

 SHARES VALUE (NOTE 1)
Fastighets AB Tornet  47,700 $ 722,671
ForeningsSparbanken AB, Series A  119,650  3,733,470
Granges AB (Reg.)  50,700  921,747
Hemkopskedjan AB, Series B  72,900  991,664
Hennes & Mauritz AB Class B  37,850  1,966,779
Incentive AB Class B  18,450  1,777,058
IBS (International Business Systems) AB
 Class B Free shares (a)  45,500  701,074
Mandamus AB rights 6/15/98 (a)  109,150  170,292
Mo Och Domsjoe AB Class B  23,150  716,386
Munters AB  105,700  1,192,525
Munters AB (c)  8,300  93,642
NCC AB Class B Free shares  48,300  610,320
Nobel Biocare AB  57,700  751,418
Nordbanken Holding AB  354,550  2,605,775
Skandinaviska Enskilda Banken Class A
 Free shares  130,400  2,168,962
Skandia Foersaekrings AB  39,950  2,776,452
Scandic Hotels AB  24,000  912,889
Spectra Physics AB, Series A  7,100  136,405
Stora Kopparbergs Bergslags AB Class A
 Free shares  88,200  1,506,847
Svenska Handelsbanken  73,050  3,306,069
Svedala Industri Free shares  37,990  903,754
TV 4 AB Class A  5,725  110,726
Volvo AB Class B  85,978  2,557,548
  64,771,077
TOTAL COMMON STOCKS
 (Cost $94,541,295)   116,907,480
CASH EQUIVALENTS - 5.9%
Taxable Central Cash Fund (b)
 (Cost $7,293,371)  7,293,371  7,293,371
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $101,834,666) $  124,200,851
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $444,156 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $53,266,069 and $22,516,705, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,554 for the period.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries   7.8%
Cash Equivalents   5.9
Construction & Real Estate   3.3
Durables   5.6
Finance   19.4
Health   13.0
Holding Companies   5.0
Industrial Machinery & Equipment   3.7
Media & Leisure   5.2
Nondurables   5.4
Retail & Wholesale   2.4
Services   0.9
Technology   21.1
Utilities   1.3
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $101,860,317. Net unrealized appreciation aggregated $22,340,534, of which $24,345,699 related to appreciated investment securities and $2,005,165 related to depreciated investment securities.
NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                           $ 124,200,851
(COST $101,834,666) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                                514,364
(COST $513,378)

RECEIVABLE FOR INVESTMENTS SOLD                                                                               1,088,776

RECEIVABLE FOR FUND SHARES SOLD                                                                               1,101,635

DIVIDENDS RECEIVABLE                                                                                          571,338

INTEREST RECEIVABLE                                                                                           46,700

REDEMPTION FEES RECEIVABLE                                                                                    88

 TOTAL ASSETS                                                                                                 127,523,752

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                               $ 3,281,701

PAYABLE FOR FUND SHARES REDEEMED                                                                183,482

ACCRUED MANAGEMENT FEE                                                                           64,280

OTHER PAYABLES AND                                                                               99,800
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            3,629,263

NET ASSETS                                                                                                   $ 123,894,489

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                              $ 98,885,430

UNDISTRIBUTED NET INVESTMENT INCOME                                                                           770,405

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           1,871,513

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     22,367,141
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 6,708,941                                                                                    $ 123,894,489
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($123,894,489 (DIVIDED BY) 6,708,941 SHARES)                   $18.47

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.47)                                                        $19.04


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                              $ 1,405,008
DIVIDENDS

INTEREST                                                                        115,615

                                                                                1,520,623

LESS FOREIGN TAXES WITHHELD                                                     (210,207)

 TOTAL INCOME                                                                   1,310,416

EXPENSES

MANAGEMENT FEE                                                    $ 275,768

TRANSFER AGENT FEES                                                139,870

ACCOUNTING FEES AND EXPENSES                                       32,039

NON-INTERESTED TRUSTEES' COMPENSATION                              125

CUSTODIAN FEES AND EXPENSES                                        48,338

REGISTRATION FEES                                                  22,424

AUDIT                                                              15,442

LEGAL                                                              195

REPORTS TO SHAREHOLDERS                                            6,466

MISCELLANEOUS                                                      67

 TOTAL EXPENSES                                                                 540,734

NET INVESTMENT INCOME                                                           769,682

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             1,928,074

 FOREIGN CURRENCY TRANSACTIONS                                     (7,474)      1,920,600

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             14,321,487

 ASSETS AND LIABILITIES IN                                         836          14,322,323
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                 16,242,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 17,012,605

OTHER INFORMATION                                                              $ 83,546
 SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                              $ 1,007




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                      SIX MONTHS ENDED     YEAR ENDED
                                                                                         APRIL 30, 1998     OCTOBER 31,
                                                                                            (UNAUDITED)     1997


OPERATIONS                                                                                    $ 769,682      $ 460,352
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                      1,920,600      6,922,189

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                          14,322,323     5,718,128

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               17,012,605     13,100,669

DISTRIBUTIONS TO SHAREHOLDERS                                                                  (302,313)      (148,633)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                        (5,108,510)    (297,267)

 TOTAL DISTRIBUTIONS                                                                           (5,410,823)    (445,900)

SHARE TRANSACTIONS                                                                             57,579,205     91,413,026
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                                 5,325,815      444,929

 COST OF SHARES REDEEMED                                                                       (23,928,667)   (62,246,049)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       38,976,353     29,611,906

REDEMPTION FEES                                                                                38,614         140,469

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      50,616,749     42,407,144

NET ASSETS

 BEGINNING OF PERIOD                                                                           73,277,740     30,870,596

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $770,405 AND $436,258,
RESPECTIVELY)                                                                                 $ 123,894,489  $ 73,277,740

OTHER INFORMATION
SHARES

 SOLD                                                                                          3,281,100      6,327,627

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                       375,060        33,555

 REDEEMED                                                                                      (1,543,471)    (4,182,354)

 NET INCREASE (DECREASE)                                                                       2,112,689      2,178,828



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                                        SIX MONTHS ENDED YEAR ENDED   NOVEMBER 1, 1995
                                                                          APRIL 30, 1998 OCTOBER 31, (COMMENCEMENT
                                                                                                      OF OPERATIONS)
                                                                                                      TO
                                                                                                     OCTOBER 31,

SELECTED PER-SHARE DATA                                                       (UNAUDITED)       1997       1996

NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 15.94    $ 12.77   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME E                                                           .16        .10       .17 D

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                           3.61       3.19      2.57

 TOTAL FROM INVESTMENT OPERATIONS                                                  3.77       3.29      2.74

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                        (.07)      (.05)     -

 FROM NET REALIZED GAIN                                                            (1.18)     (.10)     -

 TOTAL DISTRIBUTIONS                                                               (1.25)     (.15)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                           .01        .03       .03

NET ASSET VALUE, END OF PERIOD                                                     18.47    $ 15.94   $ 12.77

TOTAL RETURN B, C                                                                  26.07%     26.24%    27.70%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                            $ 123,894  $ 73,278  $ 30,871

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                            1.48% A    1.42%     2.00% F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                               2.11% A    .67%      1.52%

PORTFOLIO TURNOVER RATE                                                            61% A      74%       35%

AVERAGE COMMISSION RATE G                                                          $ .0628    $ .0485   $ .0523

A ANNUALIZED B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.16
PER SHARE. E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. F FMR AGREED TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER  G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 6  PAST 1   PAST 5   PAST 10
APRIL 30, 1998                MONTHS  YEAR     YEARS    YEARS

FIDELITY PACIFIC BASIN        -5.11%  -10.00%  0.13%    2.88%

FIDELITY PACIFIC BASIN        -7.95%  -12.70%  -2.87%   -0.21%
 (INCL. 3.00% SALES CHARGE)

MSCI PACIFIC                  -8.58%  -17.95%  -20.17%  -27.04%

PACIFIC REGION FUNDS AVERAGE  -9.11%  -23.41%  -4.08%   32.59%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5  PAST 10
APRIL 30, 1998                YEAR     YEARS   YEARS

FIDELITY PACIFIC BASIN        -10.00%  0.03%   0.28%

FIDELITY PACIFIC BASIN        -12.70%  -0.58%  -0.02%
 (INCL. 3.00% SALES CHARGE)

MSCI PACIFIC                  -17.95%  -4.41%  -3.10%

PACIFIC REGION FUNDS AVERAGE  -23.41%  -0.99%  2.45%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Pacific Basin               MS Pacific Index (Net)
             00302                       MS003
  1988/04/30       9700.00                    10000.00
  1988/05/31       9353.80                     9618.36
  1988/06/30       8818.75                     9291.44
  1988/07/31       8648.80                     9713.52
  1988/08/31       8617.33                     8994.52
  1988/09/30       8743.22                     9341.80
  1988/10/31       8806.16                    10109.66
  1988/11/30       9372.68                    10943.99
  1988/12/31       9399.24                    11006.02
  1989/01/31       9576.82                    11107.22
  1989/02/28       9786.12                    11249.15
  1989/03/31       9557.80                    10891.87
  1989/04/30       9805.15                    10898.31
  1989/05/31       9424.61                    10289.35
  1989/06/30       8986.99                     9830.61
  1989/07/31      10058.84                    11106.41
  1989/08/31       9519.74                    10419.28
  1989/09/30      10306.18                    11056.08
  1989/10/31      10008.10                    10760.18
  1989/11/30      10331.55                    11272.42
  1989/12/31      10474.70                    11284.68
  1990/01/31      10118.28                    10646.19
  1990/02/28       9484.65                     9612.98
  1990/03/31       8897.22                     7881.88
  1990/04/30       8798.22                     7934.92
  1990/05/31       9649.66                     9037.14
  1990/06/30       9794.86                     8673.04
  1990/07/31      10124.88                     8607.19
  1990/08/31       8778.42                     7786.11
  1990/09/30       7346.15                     6565.40
  1990/10/31       8507.80                     7983.79
  1990/11/30       7728.97                     7098.46
  1990/12/31       7624.18                     7400.62
  1991/01/31       7771.32                     7631.27
  1991/02/28       8473.54                     8572.02
  1991/03/31       8366.54                     8105.07
  1991/04/30       8727.68                     8313.37
  1991/05/31       8667.49                     8281.18
  1991/06/30       8520.36                     7740.03
  1991/07/31       8627.36                     8001.07
  1991/08/31       8045.52                     7595.21
  1991/09/30       8547.11                     8192.68
  1991/10/31       8794.56                     8541.33
  1991/11/30       8379.91                     7991.84
  1991/12/31       8580.55                     8237.08
  1992/01/31       8359.85                     7917.93
  1992/02/29       8279.59                     7363.37
  1992/03/31       7757.94                     6663.09
  1992/04/30       7677.69                     6357.65
  1992/05/31       8292.97                     6853.51
  1992/06/30       8119.09                     6314.58
  1992/07/31       7757.94                     6226.80
  1992/08/31       7985.33                     7079.84
  1992/09/30       7931.82                     6917.62
  1992/10/31       8025.45                     6673.37
  1992/11/30       7992.02                     6799.23
  1992/12/31       7926.87                     6721.40
  1993/01/31       8007.89                     6708.89
  1993/02/28       8473.78                     7034.17
  1993/03/31       9047.70                     7883.92
  1993/04/30       9965.98                     9140.00
  1993/05/31      10452.12                     9405.90
  1993/06/30       9911.96                     9251.70
  1993/07/31      10438.62                     9798.68
  1993/08/31      10918.01                    10088.50
  1993/09/30      10945.02                     9711.19
  1993/10/31      11802.53                     9926.78
  1993/11/30      11221.85                     8526.18
  1993/12/31      12992.82                     9120.54
  1994/01/31      13345.29                    10176.29
  1994/02/28      13476.60                    10438.63
  1994/03/31      12467.58                     9862.41
  1994/04/30      12813.13                    10288.86
  1994/05/31      13193.24                    10533.62
  1994/06/30      13137.95                    10878.20
  1994/07/31      13110.31                    10644.81
  1994/08/31      13732.31                    10829.82
  1994/09/30      13552.62                    10558.76
  1994/10/31      13794.51                    10825.84
  1994/11/30      12661.09                    10221.73
  1994/12/31      12627.32                    10290.51
  1995/01/31      11457.40                     9640.63
  1995/02/28      11270.21                     9401.87
  1995/03/31      11628.99                    10123.70
  1995/04/30      11761.58                    10554.27
  1995/05/31      11691.38                    10132.11
  1995/06/30      11582.19                     9702.72
  1995/07/31      12338.74                    10402.27
  1995/08/31      12206.15                    10010.44
  1995/09/30      12065.76                    10103.16
  1995/10/31      11605.59                     9611.90
  1995/11/30      11504.20                    10084.49
  1995/12/31      11855.17                    10576.70
  1996/01/31      12034.56                    10594.64
  1996/02/29      11777.18                    10475.09
  1996/03/31      12089.16                    10796.36
  1996/04/30      12728.71                    11346.12
  1996/05/31      12369.94                    10853.76
  1996/06/30      12533.73                    10856.01
  1996/07/31      11894.17                    10357.17
  1996/08/31      11660.19                    10084.50
  1996/09/30      12003.36                    10413.61
  1996/10/31      11426.20                     9930.21
  1996/11/30      11862.97                    10199.84
  1996/12/31      11527.47                     9669.68
  1997/01/31      10813.86                     8856.45
  1997/02/28      11041.28                     9041.55
  1997/03/31      10743.29                     8710.64
  1997/04/30      11088.33                     8892.43
  1997/05/31      12225.39                     9763.08
  1997/06/30      12797.84                    10368.39
  1997/07/31      13127.20                    10121.21
  1997/08/31      11535.31                     9118.00
  1997/09/30      11817.62                     9083.62
  1997/10/31      10515.87                     7981.32
  1997/11/30      10155.15                     7542.59
  1997/12/31       9786.91                     7211.77
  1998/01/31      10251.04                     7603.30
  1998/02/28      10275.05                     7876.72
  1998/03/31       9786.91                     7443.18
  1998/04/30       9978.96                     7296.33
IMATRL PRASUN   SHR__CHT 19980430 19980506 115138 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on April 30, 1988, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have been $9,979 - a 0.21% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,296 - a 27.04% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Shigeki Makino, Portfolio Manager of Fidelity
Pacific Basin Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the six months that ended April 30, 1998, the fund had a total return of -5.11%. During the same period, the Morgan Stanley Capital International Pacific Index had a return of -8.58%, while the Pacific region funds average tracked by Lipper Analytical Services returned -9.11%. For the 12 months that ended April 30, 1998, the fund had a total return of -10.00%. Over that same period, the index and the average had returns of -17.95% and -23.41%, respectively.
Q. ALTHOUGH THE FUND'S RETURNS WERE NEGATIVE, IT PERFORMED BETTER THAN THE INDEX AND THE AVERAGE. WHY WAS THAT?
A. Negative returns - in U.S. dollar terms - were the norm for most Pacific Basin funds over the period, as the region struggled to come to grips with slowing economies, sharply depreciated currencies, excess production capacity, the shaky balance sheets of many firms and the diminished flow of investment capital from other parts of the world. However, relative to the index, the fund was helped by investing more heavily in Australia, and by having a lighter position in Japanese stocks - even though Japan remained the fund's largest country weighting at 70.9% at the end of the period. A greater emphasis on Australia also helped the fund's performance relative to the Lipper average, as did having a lower exposure to non-Japanese Asian stocks. In addition to its geographical allocations, the fund also was helped by strong stock selection.
Q. CAN YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN THE PACIFIC BASIN DURING THE PAST SIX MONTHS?
A. Schizophrenic is a good word to describe it. The last two months of 1997 were characterized by rapidly falling stock prices and the depreciation of many Pacific Basin currencies relative to the U.S. dollar. In Japan, which has one of the key economies in the region, the failure of Yamaichi Securities and several other prominent financial services firms raised the possibility in investors' minds of widespread bankruptcies. The share prices of many Japanese companies fell as they began to reflect that possibility. Early in 1998, the markets entered a radically different phase. The Japanese government, fearing a "domino effect" of failing companies against the backdrop of an already stagnant economy, steadied the markets with promises to pass legislation to help stimulate the economy, and with assurances that banks would not be allowed to fail. From mid-January through mid-March, most Pacific Basin stock markets rallied strongly, regaining much of the ground they'd lost near the end of 1997. However, the Japanese government failed to follow through on its promises with any meaningful reform measures. The markets responded by plunging again in April, reflecting investors' loss of confidence.
Q. CAN YOU EXPLAIN YOUR STRATEGY IN MORE DETAIL?
A. Australia was one of the few Pacific Basin countries offering a healthy economy and well-managed companies with stocks selling at reasonable price-to-earnings ratios. Japan was also important to my overall strategy over the period. The economy in Japan was extremely sluggish and showed no signs of recovering any time soon, so it was important to be selective about investments there. In this environment, I looked for companies with strong business franchises, shareholder-friendly managements, healthy cash flows and high returns on capital. Many of the companies that fit this description derived much of their revenues from exports. These companies can still do well when the yen declines relative to the U.S. dollar, as it did over the period. Depreciation of the yen has the effect of increasing yen-denominated sales even when U.S. dollar-denominated sales remain flat.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Aiwa is a Japanese stock that helped the fund's performance. The company, which is extremely competitive in the mini-component stereo market, benefited from having production facilities in Malaysia and Indonesia - two countries whose currencies depreciated sharply in the past year against both the Japanese yen and the U.S. dollar. When the Malaysian ringgit and the Indonesian rupiah declined against the yen, Aiwa experienced lower costs for Malaysian and Indonesian labor and other expenses. On the other hand, much of the company's revenue came from the U.S. and Europe. Therefore, the currency markets handed Aiwa a double-barreled advantage. The company's revenue stream benefited not only from the company's increased market share but also from the yen's lower value in U.S. dollar terms, while its costs fell substantially because of the decline of the ringgit and rupiah against the yen. And because Aiwa shares had been selling at a very reasonable valuation, the stock's price rose sharply as the implications of this scenario became clear to investors.
Q. WHAT OTHER STOCKS HELPED THE FUND'S PERFORMANCE?
A. National Australia Bank is representative of the fund's increased emphasis on Australian equities. The stock performed well because it was inexpensively valued relative to its global peers and saw reasonable growth in assets and earnings. There was also some favorable spillover effect from the consolidation taking place within the Australian banking industry. Johnson Electric - another helpful holding - is one of two major Pacific Basin players in the micromotor market, which mainly serves the toy, home appliance and auto industries. The company enjoyed higher profits resulting from more carefully planned capacity expansion and pricing. Investors also responded favorably to evidence that the company's management is trying to increase shareholder returns. Johnson recently bought back one of its convertible bonds, which is positive for shareholders because it lowers the company's debt and reduces the potential number of outstanding shares, thereby making less likely a dilution of earnings per share.
Q. WHAT STOCKS HURT PERFORMANCE?
A. Komatsu was one of the first Japanese companies to consistently make business decisions based on the goal of maximizing shareholder returns. Unfortunately, the niche markets that the company serves - construction equipment, silicon wafers and electronic equipment - have all been sluggish lately, and Komatsu stock struggled as a result. Another stock that hurt the fund's performance was Sydney Harbour Casino Holdings, an Australian stock. The company built a new casino to take advantage of existing demand for gambling and in anticipation of the Olympic games scheduled to be held in Sydney in the year 2000. However, early operations were not as profitable as anticipated, a tax break expected to benefit high-net-worth gamblers did not materialize and the stock experienced weakness in sympathy with the shares of a casino in Melbourne that suffered from management problems.
Q. WHAT'S YOUR OUTLOOK, SHIGEKI?
A. The stability of the Pacific Basin depends to a great extent on the economies of Japan and China. The Chinese economy is growing, albeit more slowly than it was a year or two ago. Fortunately, China has a large domestic economy that makes it more resistant to the stagnation affecting many other Pacific Basin economies. Japan is still mired in a bad recession. Production, private consumption, capital spending and other economic indicators are all very weak. There are some positive signs, however. Increasingly, Japanese companies are adopting more rational ways of allocating their capital. For example, many companies have announced stock buybacks, a tactic that helps existing shareholders by increasing earnings per share. I am also seeing more firms divesting themselves of unprofitable business lines. When making investment decisions for the fund, I look at these and many other indicators to determine management's commitment to making fundamentally sound business decisions.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SHIGEKI MAKINO ON THE CHALLENGES FACING THE PACIFIC
BASIN ECONOMIES:
"Many Pacific Basin economies, including those of Malaysia, South Korea, Indonesia, Thailand, the Philippines and, most importantly, Japan, have inefficiencies and structural problems that need immediate attention. These problems include production overcapacity in many industries, bad debt in the banking sector, trade barriers that encourage inefficiency and weak balance sheets on the part of many firms. These problems are, in part, a byproduct of the desire in many of these cultures to protect individuals, organizations and even entire industries from failure - apparently, even at the expense of those industries' long-term economic well-being.
"In Japan, for example, many industries - particularly the financial services sector - are still riddled with many companies that can be competitive only with infusions of cash and other help from the government. The convoy system - a method of transferring resources from healthy companies to struggling ones - is another mechanism for bailing out weak firms. The trouble with these transfers is that they subsidize bad business decisions and allow companies to continue their unprofitable ways without penalty. At the same time, the opportunity cost is tremendous because resources are siphoned away from more profitable endeavors.
"There are signs of progress, however. The International
Monetary Fund (IMF) is working closely with the South
Korean and Thai governments to remedy some of these problems. The IMF is encouraging these countries to pass bankruptcy and foreclosure laws that will make it easier to put marginal companies out of business. Ultimately, this will lead to a more rational allocation of capital.
"In Japan, the government had pledged to let struggling companies fail rather than continue to prop them up with subsidies. However, the events of the last quarter of 1997
- which included the failure of several prominent finance companies, plunging equity markets and a further weakening of the yen against the U.S. dollar - seem to have weakened the Japanese government's resolve. A reversal of policy has taken place, and ailing firms are once again being bailed out. "When the governments of these countries step back and allow companies to succeed or fail on their own merits, those companies will out of necessity become more competitive and responsive to shareholders' concerns, and they will be able to provide the return on capital demanded by global investors.
These firms need to avail themselves of the techniques employed so effectively by companies that serve as models of competition around the globe. Examples of these techniques include cutting costs, shrinking debt, buying back stock, raising dividends and using mergers and acquisitions to bolster core competencies. Certainly, many companies whose stocks are owned by the fund are models of competition, and I will try to position the fund to benefit from other opportunities that arise as the region hones its competitive edge."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of April 30, 1998, more than $214 million
MANAGER: Shigeki Makino, since 1996; manager,
Fidelity Japan Fund, since 1994; joined Fidelity in 1990
(checkmark)
PACIFIC BASIN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 4.6%
UNITED KINGDOM 1.1%
SINGAPORE 1.8%
ROW: 1, COL: 1, VALUE: 4.6
ROW: 1, COL: 2, VALUE: 2.1
ROW: 1, COL: 3, VALUE: 2.8
ROW: 1, COL: 4, VALUE: 1.0
ROW: 1, COL: 5, VALUE: 3.7
ROW: 1, COL: 6, VALUE: 67.40000000000001
ROW: 1, COL: 7, VALUE: 5.9
ROW: 1, COL: 8, VALUE: 12.5
AUSTRALIA 12.5%
OTHER 0.5%
MALAYSIA 2.7%
HONG KONG 5.9%
JAPAN 70.9%
AS OF OCTOBER 31, 1997
UNITED STATES 6.6%
SINGAPORE 1.9%
AUSTRALIA 9.9%
ROW: 1, COL: 1, VALUE: 6.6
ROW: 1, COL: 2, VALUE: 1.9
ROW: 1, COL: 3, VALUE: 2.2
ROW: 1, COL: 4, VALUE: 2.2
ROW: 1, COL: 5, VALUE: 71.40000000000001
ROW: 1, COL: 6, VALUE: 5.8
ROW: 1, COL: 7, VALUE: 9.9
OTHER 2.2%
HONG KONG 5.8%
MALAYSIA 2.2%
JAPAN 71.4%
ASSET ALLOCATION
                           % OF FUND'S  % OF FUND'S
                           INVESTMENTS  INVESTMENTS
                                        6 MONTHS AGO

STOCKS AND EQUITY FUTURES  94.9         92.9

BONDS                      0.5          0.5

SHORT-TERM INVESTMENTS     4.6          6.6

TOP TEN STOCKS
                                        % OF FUND'S  % OF FUND'S
                                        INVESTMENTS  INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

TOYOTA MOTOR CORP.                      2.5          2.7
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

CANON, INC.                             2.2          1.8
(JAPAN, COMPUTERS & OTHER EQUIPMENT)

HONDA MOTOR CO. LTD.                    2.0          1.9
(JAPAN, AUTOS, TIRES, & ACCESSORIES)

NATIONAL AUSTRALIA BANK LTD.            2.0          2.0
(AUSTRALIA, BANKS)

MATUSHITA ELECTRIC INDUSTRIAL CO. LTD.  1.7          2.4
(JAPAN, CONSUMER ELECTRONICS)

MINEBEA CO. LTD.                        1.7          1.4
(JAPAN, ELECTRONICS)

ORIX CORP.                              1.6          1.7
(JAPAN, LEASING & RENTAL)

SANKYO CO. LTD.                         1.6          1.4
(JAPAN, CONSUMER DURABLES)

ROHM CO. LTD.                           1.6          1.8
(JAPAN, ELECTRONICS)

SONY CORP.                              1.6          1.4
(JAPAN, CONSUMER ELECTRONICS)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

TECHNOLOGY                        21.9         19.8

FINANCE                           15.6         17.1

DURABLES                          12.7         12.3

INDUSTRIAL MACHINERY & EQUIPMENT  8.9          8.8

MEDIA & LEISURE                   7.0          6.6

HEALTH                            5.9          6.9

BASIC INDUSTRIES                  4.7          2.6

SERVICES                          4.3          3.6

RETAIL & WHOLESALE                3.5          2.3

CONSTRUCTION & REAL ESTATE        3.3          3.7

PACIFIC BASIN
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.5%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 12.1%
Australia & New Zealand Banking
 Group Ltd.   287,327 $ 1,998,760
Australian Gas Light Co.   61,000  452,451
Brambles Industries Ltd.   79,647  1,636,341
Broken Hill Proprietary Co. Ltd. (The)  111,200  1,084,117
David Jones Ltd.   530,590  603,500
Goodman Fielder Ltd. Ord.   681,037  1,053,483
Harvey Norman Holdings Ltd.   206,394  1,047,679
Howard Smith  134,000  947,749
Leighton Holdings Ltd.   283,000  1,076,025
Macquarie Bank Ltd.   118,300  1,107,203
National Australia Bank Ltd. (a)  303,615  4,301,894
Normandy Mining Ltd.   743,035  825,820
Pioneer International Ltd.   346,200  985,556
Publishing & Broadcasting Ltd.   255,600  1,217,713
QNI Ltd.   1,584,200  926,686
Rio Tinto Ltd.   76,600  1,058,554
Tabcorp Holdings Ltd.   208,000  1,128,833
Westfield Holdings Ltd.   225,000  1,126,038
Westpac Banking Corp.   156,300  1,046,348
Woodside Petroleum Ltd.   280,161  1,826,369
Woolworths Ltd.   183,000  628,008
  26,079,127
HONG KONG - 5.9%
Cheung Kong Holdings Ltd.   118,000  784,281
Four Seas Mercantile Holdings Ltd.   1,702,000  757,811
Hong Kong & China Gas Co. Ltd.   1,486,496  2,023,944
Hong Kong & China Gas Co. Ltd.
 warrants 9/30/99 (a)  67,568  -
Hutchison Whampoa Ltd. Ord.   102,000  630,548
JCG Holdings Ltd.   1,812,000  830,174
Johnson Electric Holdings Ltd.   600,000  2,032,652
Li & Fung Ltd.   400,000  671,098
National Mutual Asia Ltd.   830,000  664,129
South China Morning Post Holdings  2,368,000  1,421,075
Sun Hung Kai Properties Ltd.   140,000  831,129
Television Broadcast Ltd. Ord.   407,000  1,040,021
Vtech Holdings Ltd.   214,000  751,216
Yue Yuen Industrial Holdings Ltd.   135,000  260,470
  12,698,548
JAPAN - 70.4%
Acom Co. Ltd.   55,400  2,915,460
Aderans Co. Ltd.   50,000  1,178,242
Aiful Corp. (a)  6,000  395,709
Aiwa Co. Ltd.   110,000  3,271,221
Akita Bank Ltd.   216,000  944,822
Amway Japan Ltd.   40,000  554,113
Asahi Chemical Industry Co. Ltd.   170,000  593,864
Bank of Tokyo-Mitsubishi Ltd.   100,000  1,233,954
Banyu Pharmaceutical Co. Ltd.   130,000  1,673,631
Benesse Corp.   43,000  1,385,582
Bridgestone Corp.   125,000  2,842,085
Canon Chemicals, Inc.   30,000  334,274
Canon, Inc.   200,000  4,712,968
Charle Co. Ltd.   39,000  325,918
Citizen Watch Co. Ltd. Ord.   180,000  1,206,098
Credit Saison Co. Ltd.   60,000  1,296,443
Daiwa House Industry Co. Ltd.   160,000  1,288,914
Daitec Co. Ltd.   42,700  691,173
Denso Corp.   100,000  1,712,780
Fuji Bank Ltd.   150,000  841,333

 SHARES VALUE (NOTE 1)
Fuji Heavy Industries Ltd.   100,000 $ 446,452
Fuji Photo Film Co. Ltd.   70,000  2,482,213
Fujitsu Ltd.   240,000  2,791,643
Fuji Machine Manufacturing Co.
 Ltd. Ord.   80,000  2,276,680
Futaba Corp.  22,000  877,847
Glory Ltd.   40,000  668,549
Heiwa Corp.   60,000  630,152
Hirose Electric Co. Ltd.   50,000  2,518,351
Hitachi Ltd.   415,000  2,965,067
Hitachi Maxell Ltd.   100,000  1,897,233
Honda Motor Co. Ltd.   120,000  4,336,533
Hoya Corp.   90,000  2,967,815
Ito-Yokado Co. Ltd.   40,000  2,062,865
Japan Aviation Electronics Industries  100,000  368,906
KOA  80,000  789,008
Komatsu Ltd. Ord.   400,000  1,806,889
Konami Industry Co. Ltd.   63,100  1,391,929
Mabuchi Motor Co.   30,000  1,730,096
Matsushita Electric Industrial Co. Ltd.   230,000  3,670,996
Matsumotokiyoshi Co. Ltd.   15,000  516,093
Meitec Corp.   40,000  1,309,994
Minebea Co. Ltd.   327,000  3,643,591
Minolta Camera Co. Ltd.   220,000  1,424,431
Mirai Industry Co. Ltd.   63,000  637,945
Mitsubishi Electric Co. Ord.   500,000  1,279,880
Misumi Corp.   30,000  528,515
NGK Insulators Ltd.   250,000  2,196,499
Nintendo Co. Ltd. Ord.   18,000  1,645,172
Nippon Oil Co. Ltd.   350,000  1,177,866
Nippon Telegraph & Telephone
 Corp. Ord.   165  1,440,994
Nitto Denko Corp.   110,000  1,672,878
Nidec Corp.   30,000  1,603,614
Nomura Securities Co. Ltd.   205,000  2,492,565
Nichicon Corp.   121,000  1,311,801
Okumura Gumi  150,000  553,360
Omron Corp.   200,000  3,124,412
Orix Corp.   50,200  3,458,159
Nippon System Development Co.   15,000  372,671
Nichiei Co. Ltd.   29,700  2,303,106
Paris Miki, Inc.   35,200  564,472
Riso Kagaku Corp.   40,000  2,080,934
Rohm Co. Ltd.   30,000  3,374,365
Sakura Bank Ltd.   350,000  1,198,946
Sankyo Co. Ltd.   140,000  3,457,180
Sekisui Chemical Co. Ltd.   150,000  821,005
Senshukai Co. Ltd.   80,000  394,504
Sharp Corp.   100,000  782,985
Sankyo Co. Ltd. (Gunma)  55,000  877,847
Shimano, Inc.   130,000  2,867,683
Shin-Etsu Chemical Co. Ltd.   120,000  2,330,886
Sony Corp.   39,500  3,355,663
Shohkoh Fund & Co. Ltd.   6,000  1,901,750
Sony Music Entertainment Japan, Inc.   43,500  1,696,443
Sumitomo Bakelite Co. Ltd.   200,000  1,382,270
Sumitomo Special Metals Co.   25,000  559,006
Sumitomo Metal Industries Ltd.   625,000  1,030,491
TDK Corp.   36,000  2,835,008
Takeda Chemical Industries Ltd.   115,000  3,272,727
Takefuji Corp.   50,000  2,616,224
Takefuji Corp. (c)  20,000  1,046,490
Terumo Corp.   100,000  1,459,063
THK Co. Ltd.   151,000  1,443,779
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Toppan Forms Co. Ltd.   60,000 $ 718,238
Toyota Motor Corp.   210,000  5,454,545
Tokyo Electron Ltd.   40,000  1,565,970
Tokyo Seimitsu Co. Ltd.   40,000  1,171,466
Uni Charm Corp. Ord.   60,000  2,258,611
Wako Electric Co. Ltd.   60,000  632,411
  151,922,316
MALAYSIA - 2.7%
Amway Holding BHD  518,000  1,020,040
Berjaya Sports Toto BHD  247,000  585,653
C.I. Holdings BHD  85,000  61,715
Malaysia International Shipping BHD
 (For. Reg.)  570,000  992,632
Oriental Holdings BHD  182,720  381,840
RJ Reynolds BHD  31,000  49,417
Resorts World BHD  500,000  964,501
Rothmans of Pall Mall Malaysia BHD  72,000  593,168
Petronas Gas BHD  200,000  482,251
Tanjong PLC  310,000  705,961
  5,837,178
NEW ZEALAND - 0.2%
Telecom Corp. of New Zealand
 (installment receipts) (d)  193,800  518,340
PHILIPPINES - 0.2%
Oriental Petroleum & Mineral Corp.
 Class B (a)  7,771,657  1,255
QueenBee Resources Corp.
 warrants 3/25/03 (a)  976,000  442,534
  443,789
SINGAPORE - 1.8%
City Developments Ltd.   120,000  519,103
Clipsal Industries Ltd.   128,000  184,320
Datacraft Asia Ltd.   386,000  1,296,960
Elec & Eltek International Co. Ltd.   160,700  932,060
GP Batteries International Ltd.   112,000  309,795
Singapore Press Holdings  44,660  493,559
Want Want Holdings Ltd.   109,400  131,280
  3,867,077
TAIWAN - 0.1%
Taiwan Semiconductor Manufacturing
 Co. sponsored ADR  10,800  265,275
UNITED KINGDOM - 1.1%
HSBC Holdings PLC  84,013  2,470,493
TOTAL COMMON STOCKS
 (Cost $201,360,355)   204,102,143
NONCONVERTIBLE PREFERRED STOCKS - 0.4%
AUSTRALIA - 0.4%
Sydney Harbour Casino Holdings Ltd. (a)
 (Cost $1,862,607)  1,219,400  863,878
CONVERTIBLE BONDS - 0.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS AMOUNT (NOTE 1)
JAPAN - 0.5%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $1,126,575) Aa2 $ 1,080,000 $ 1,104,300
CASH EQUIVALENTS - 4.6%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $9,828,217)   9,828,217  9,828,217
TOTAL INVESTMENTS IN SECURITIES - 100%
 (Cost $214,177,754)  $ 215,898,538
CURRENCY ABBREVIATIONS
 NZD - New Zealand dollar
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,046,490 or 0.5% of net assets.
4. Purchased on an installment basis. Market value reflects only those payments made through 3/31/98. The remaining installment aggregating NZD 804,270 is due 3/31/99
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $66,507,445 and $70,676,935 respectively. The market value of futures contracts opened and closed during the period amounted to $2,259,519 and $4,441,389, respectively.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries   4.7%
Cash Equivalents   4.6
Construction & Real Estate   3.3
Durables    12.7
Energy    1.6
Finance    15.6
Health    5.9
Industrial Machinery & Equipment    8.9
Media & Leisure   7.0
Nondurables   1.9
Precious Metals   0.4
Retail & Wholesale   3.5
Services    4.3
Technology    21.9
Transportation   1.7
Utilities   2.0
    100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $214,207,461. Net unrealized appreciation aggregated $1,691,077, of which $30,204,390 related to appreciated investment securities and $28,513,313 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $62,709,000 of which $10,408,000, $17,259,000, and
$35,042,000 will expire on October 31, 2003, 2004 and 2005
respectively.
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                           $ 215,898,538
(COST $214,177,754) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                                                         1,009

RECEIVABLE FOR INVESTMENTS SOLD                                                                              23,732

RECEIVABLE FOR FUND SHARES SOLD                                                                              397,605

DIVIDENDS RECEIVABLE                                                                                         601,796

INTEREST RECEIVABLE                                                                                          62,245

REDEMPTION FEES RECEIVABLE                                                                                    47

 TOTAL ASSETS                                                                                                 216,984,972

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                              $ 1,542,529

PAYABLE FOR FUND SHARES REDEEMED                                                                 625,720

ACCRUED MANAGEMENT FEE                                                                          203,564

OTHER PAYABLES AND                                                                               161,045
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                            2,532,858

NET ASSETS                                                                                                   $ 214,452,114

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 296,853,724

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                              (4,851,201)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           (79,256,395)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     1,705,986
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 17,196,297                                                                                   $ 214,452,114
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($214,452,114 (DIVIDED BY) 17,196,297 SHARES)                  $12.47

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $12.47)                                                        $12.86


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                $ 1,468,870
DIVIDENDS

INTEREST                                                                          377,252

                                                                                  1,846,122

LESS FOREIGN TAXES WITHHELD                                                       (130,389)

 TOTAL INCOME                                                                     1,715,733

EXPENSES

MANAGEMENT FEE                                                    $ 814,991
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            366,203

TRANSFER AGENT FEES                                                512,435

ACCOUNTING FEES AND EXPENSES                                       84,505

CUSTODIAN FEES AND EXPENSES                                        82,654

AUDIT                                                              21,141

LEGAL                                                              681

MISCELLANEOUS                                                      1,594

 TOTAL EXPENSES BEFORE REDUCTIONS                                  1,884,204

 EXPENSE REDUCTIONS                                                (3,701)        1,880,503

NET INVESTMENT INCOME (LOSS)                                                      (164,770)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (15,999,373)

 FOREIGN CURRENCY TRANSACTIONS                                     (190,183)

 FUTURES CONTRACTS                                                 (329,823)      (16,519,379)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             3,814,362

 ASSETS AND LIABILITIES IN                                         (11,116)
 FOREIGN CURRENCIES

 FUTURES CONTRACTS                                                 296,343        4,099,589

NET GAIN (LOSS)                                                                   (12,419,790)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (12,584,560)

OTHER INFORMATION                                                                $ 89,806
 SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                                $ 30

 DEFERRED SALES CHARGES                                                          $ 9,997
 WITHHELD BY FDC

 EXPENSE REDUCTIONS                                                              $ 793
 DIRECTED BROKERAGE ARRANGEMENTS

  TRANSFER AGENT CREDITS                                                          2,908

                                                                                 $ 3,701


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                  SIX MONTHS ENDED  YEAR ENDED
                                                                                   APRIL 30, 1998    OCTOBER 31,
                                                                                   (UNAUDITED)       1997

OPERATIONS                                                                         $ (164,770)    $ (123,748)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                          (16,519,379)   (32,319,686)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                              4,099,589      9,562,140

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (12,584,560)   (22,881,294)

DISTRIBUTIONS TO SHAREHOLDERS                                                      -              (363,575)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                (4,350,839)    (2,160,117)

 TOTAL DISTRIBUTIONS                                                               (4,350,839)    (2,523,692)

SHARE TRANSACTIONS                                                                 38,905,012     95,487,816
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                     4,301,574      2,485,317

 COST OF SHARES REDEEMED                                                           (51,509,933)   (405,452,612)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           (8,303,347)    (307,479,479)

REDEMPTION FEES                                                                    173,434        252,002

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (25,065,312)   (332,632,463)

NET ASSETS

 BEGINNING OF PERIOD                                                               239,517,426    572,149,889

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
$4,851,201 AND $335,592,                                                           $ 214,452,114  $ 239,517,426
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                              3,086,573      6,377,029

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                           352,299        168,725

 REDEEMED                                                                          (4,109,824)    (27,740,166)

 NET INCREASE (DECREASE)                                                           (670,952)      (21,194,412)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                SIX MONTHS ENDED  YEARS ENDED OCTOBER 31,
                                                APRIL 30, 1998

SELECTED PER-SHARE DATA                         (UNAUDITED)       1997        1996       1995      1994       1993

NET ASSET VALUE, BEGINNING OF PERIOD            $ 13.41      $ 14.65    $ 14.88    $ 19.96    $ 17.48    $ 12.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                   (.01) D      (.01) D    .05 D      .07 D      .10        .20

 NET REALIZED AND UNREALIZED GAIN (LOSS)        (.69)        (1.16)     (.29)      (3.12)     2.78       5.39

 TOTAL FROM INVESTMENT OPERATIONS               (.70)        (1.17)     (.24)      (3.05)     2.88       5.59

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                      -            (.01)      -          -          (.01)      (.11)

 IN EXCESS OF NET INVESTMENT INCOME             (.25)        (.07)      -          (.02)      (.11)      -

 FROM NET REALIZED GAIN                          -            -          -          (2.02)     (.28)      -

 TOTAL DISTRIBUTIONS                            (.25)        (.08)      -          (2.04)     (.40)      (.11)

REDEMPTION FEES ADDED TO PAID IN CAPITAL        .01          .01        .01        .01        -          -

NET ASSET VALUE, END OF PERIOD                  $ 12.47      $ 13.41    $ 14.65    $ 14.88    $ 19.96    $ 17.48

TOTAL RETURN B, C                               (5.11)%      (7.97)%    (1.55)%    (15.87)%   16.88%     47.06%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)         $ 214,452    $ 239,517  $ 572,150  $ 317,635  $ 553,532  $ 493,533

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.74% A      1.32%      1.26%      1.32% F    1.54%      1.59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                              1.73% A, G   1.31% G    1.24% G    1.32%      1.54%      1.59%

RATIO OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS                              (.15)% A     (.04)%     .30%       .44%       .04%       .15%

PORTFOLIO TURNOVER RATE                         64% A        42%        85%        65%        88%        77%

AVERAGE COMMISSION RATE E                       $ .0137      $ .0204    $ .0151

A ANNUALIZED. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
 F FMR
AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
 REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED
 A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1998               MONTHS   YEAR     YEARS    FUND

FIDELITY SOUTHEAST ASIA      -5.39%   -35.00%  -3.68%   -4.16%

FIDELITY SOUTHEAST ASIA      -8.23%   -36.95%  -6.57%   -7.04%
 (INCL. 3.00% SALES CHARGE)

MSCI FAR EAST EX-JAPAN FREE  -11.87%  -41.50%  -7.21%   -4.10%

PACIFIC EX-JAPAN             -10.92%  -34.79%  -13.65%  N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far East ex-Japan Free Index - a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 82 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5  LIFE OF
APRIL 30, 1998               YEAR     YEARS   FUND

FIDELITY SOUTHEAST ASIA      -35.00%  -0.75%  -0.84%

FIDELITY SOUTHEAST ASIA      -36.95%  -1.35%  -1.44%
 (INCL. 3.00% SALES CHARGE)

MSCI FAR EAST EX-JAPAN FREE  -41.50%  -1.49%  -0.83%

PACIFIC EX-JAPAN             -34.79%  -3.00%  N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
  1997/11/30       9754.06                    10188.55
  1997/12/31       9451.16                     9732.57
  1998/01/31       8882.44                     8912.96
  1998/02/28      10226.69                    10957.88
  1998/03/31      10195.67                    10690.41
  1998/04/30       9296.05                     9589.59
IMATRL PRASUN   SHR__CHT 19980430 19980506 115545 R00000000000064
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have been $9,296 - a 7.04% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East ex-Japan Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,590 - a 4.10% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Allan Liu, Portfolio Manager of Fidelity Southeast
Asia Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. For the six months that ended April 30, 1998, the fund's return was -5.39%. During the same period, the Morgan Stanley Capital International (MSCI) Combined Far East Ex-Japan Free Index had a return of -11.87%, while the Pacific ex-Japan funds average tracked by Lipper Analytical Services returned -10.92%. For the 12 months that ended April 30, 1998, the fund's return was -35.00%. Over that same period, the index and the average had returns of -41.50% and -34.79%, respectively.
Q. CAN YOU SUMMARIZE THE INVESTMENT CLIMATE OVER THE PERIOD?
A. Both the equity markets in Southeast Asia and the region's currencies were extremely volatile over the period. For example, the Indonesian rupiah lost over 50% of its value against the U.S. dollar since the end of October 1997, while the South Korean won gave up almost 30%. Depreciating currencies in many of the countries prompted their central banks to raise interest rates substantially in an attempt to stem the declines and attract investment capital. Higher interest rates make borrowing more expensive and therefore tend to slow an economy - which is problematic because the pendulum has swung rapidly in most of these countries from strong growth to negligible growth or in some cases a contracting economy. Moreover, rising interest rates generally are not good for equity markets because they encourage some investors to transfer funds out of equities. A cheaper currency also raises the costs and lowers the earnings of companies that rely on importing goods and services from countries with stronger currencies. Hong Kong, an exception, continued to maintain a pegged or stable exchange rate for its currency against the U.S. dollar in spite of continuing pressure on this arrangement. All in all, it was a very challenging time for investors in the region's markets.
Q. THE FUND'S RETURN - ALTHOUGH NEGATIVE - BESTED THOSE OF THE INDEX AND THE AVERAGE BY A FAIRLY WIDE MARGIN OVER THE PAST SIX MONTHS. CAN YOU EXPLAIN WHY?
A. Negative returns were the norm for most Southeast Asian funds over the period - especially in U.S. dollar terms. However, some countries offered better investment opportunities than others. I tried to emphasize countries that had relatively stable currencies such as Hong Kong, Taiwan and Singapore. For example, I increased the fund's holdings in Taiwan from 11.9% to 15.1% over the period, mainly by purchasing technology stocks. I also increased the fund's holdings of Korean stocks from 2.2% to 7.2% because it seemed to me that after the Korean won depreciated so much earlier in the period, there were bargains to be found in that country. Within the countries I've mentioned, I looked for companies with good cash flows, low debt-to-equity ratios, strong managements and healthy export businesses. Weaker currencies help exporters to sell their goods and services abroad more competitively. With respect to the index and the average, the favorable performance of individual issues in the countries I mentioned enabled the fund to post a better return.
Q. DO YOU CONSIDER INDUSTRY WEIGHTINGS IN YOUR STRATEGY?
A. Not really. I use a bottom-up investment approach, which emphasizes careful analysis of the basic business prospects of individual companies. To some extent, I look at country weightings, too. But I don't give much thought to industry weightings.
Q. WHAT HOLDINGS PERFORMED WELL FOR THE FUND?
A. Hong Kong Telecommunications did well. Utility stocks in general tend to perform well during periods of market volatility because they are considered to be safer than stocks in other industries and are therefore purchased by investors as defensive investments. In addition, the stock benefited from speculation that the company might attempt to establish a stronger presence in mainland China. China, of course, represents a huge potential market for the company's services. HSBC Holdings also did well. This banking group has a highly respected management team and a huge presence in Hong Kong and other Southeast Asian countries, as well as good growth in developed markets such as the United States and the United Kingdom. This international exposure was attractive to investors because it was perceived to buffer the company's earnings from the recent volatility in the Pacific Basin. Finally, Taiwan Semiconductor helped the fund's performance. This extremely competitive company manufactures the advanced integrated circuits used in personal computers and other products. The stock responded well to healthy earnings reported by the company during the period.
Q. WHAT HOLDINGS WERE DISAPPOINTING?
A. Gulf Indonesia Resources was a drag on the fund's performance. The twin negatives of falling oil prices and volatility in the Indonesian market hurt this oil exploration company's share price. However, this is a well-managed company with potentially substantial oil reserves. It has been operating in Indonesia for more than 30 years and has weathered other rough periods, so the fund still holds this stock. Another holding that hurt the fund's performance was Sun Hung Kai Properties, which was a victim of the collapse in Hong Kong property values. This company, too, is very well managed and has a strong balance sheet. It is also a large and well-capitalized firm, with the stock comprising about 3.5% of the MSCI Combined Far East Ex-Japan Free Index. The stock remains one of the fund's top 10 holdings.
Q. WHAT'S YOUR OUTLOOK, ALLAN?
A. It will take some time for the countries in Southeast Asia to work themselves out of their current problems. It is important to realize that these problems are structural in nature and have developed over a number of years. They will not disappear overnight. Many marginal businesses have been protected by import tariffs and other protectionist policies that have made it unprofitable for competitors from other countries to sell their goods and services in the region. Moreover, formerly stable exchange rates encouraged excessive borrowing of U.S. dollars and overinvestment in marginally profitable ventures. The International Monetary Fund (IMF) is taking steps to improve the situation. For example, the IMF is working with the Thai government to pass new bankruptcy laws. While many unprofitable companies will go out of business, the new laws will ultimately lead to a more rational allocation of capital. In addition to the economic problems I've mentioned, some countries like Indonesia also have political instability that is an ongoing disincentive to investment. Until these problems are addressed, the fund's defensive strategy - emphasizing investment in the region's more stable countries and in the stocks of companies with strong managements, healthy cash flows, low debt and export-driven revenues - seems a prudent way to approach these markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ALLAN LIU ON THE FACTORS CURRENTLY AFFECTING THE
HONG KONG DOLLAR-U.S. DOLLAR EXCHANGE RATE:
"In the short run, I think that the Hong Kong monetary authorities will probably be able to maintain the pegged - that is, stable - exchange rate between the Hong Kong dollar and the U.S. dollar. Stable exchange rates enable institutions and individuals to invest capital in Hong
Kong without worrying about the adverse effects of currency depreciation.
"Heightened investor cautiousness about Hong Kong is being reflected in sharply higher interest rates and significantly lower asset prices. Hong Kong stock prices, for example, have declined 38% from the peak registered in August 1997. Real estate prices have fallen by over 30%. The travel and tourism industry - a vital part of the Hong Kong economy - has seen tourist arrivals drop over 20% from what it was previously.
"While these developments are painful in the short term, they have the effect of wringing the excesses out of the system. Once this process is completed and asset prices are down at sufficiently attractive levels, the flow of investment capital into Hong Kong will pick up again, and interest rates will be able to ease back down. Lower interest rates will help both the equity and real estate markets get back on track. "However, further shocks to the system could put more short-term downward pressure on the value of the Hong
Kong dollar. One unknown variable is the Chinese economy. While the economy in China is still growing, it is slowing down, and some observers expect the Chinese to devalue their currency - the yuan, sometimes called the renminbi.
Yet another devaluation in the Pacific Basin would add to the atmosphere of uncertainty in the region and put further pressure on the Hong Kong dollar-U.S. dollar link. However, a yuan devaluation also would have some beneficial consequences for Hong Kong. Many Hong Kong companies have manufacturing facilities in China, and these companies would see the costs of operating those facilities drop overnight. In addition, Hong Kong provides banking, shipping and other services to Chinese companies. Demand for those services would rise if there were an increase in Chinese exports due to a devaluation of the yuan.
"The situation is quite complex and fluid. What we do know is that the Hong Kong government appears to be strongly committed to maintaining the current exchange rate for the Hong Kong and United States currencies. Aside from the big-picture economic considerations I've mentioned, there are many well-managed companies in Hong Kong that are generating healthy profits even in the current uncertain environment. Because of these factors, there is no doubt in my mind that Hong Kong merits the heaviest weighting of all the countries in which the fund has investments."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
START DATE: April 19, 1993
SIZE: as of April 30, 1998, more than
$255 million
MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
SOUTHEAST ASIA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
UNITED STATES 3.2%
CHINA 3.3%
UNITED KINGDOM 5.9%
ROW: 1, COL: 1, VALUE: 3.3
ROW: 1, COL: 2, VALUE: 36.6
ROW: 1, COL: 3, VALUE: 7.2
ROW: 1, COL: 4, VALUE: 8.800000000000001
ROW: 1, COL: 5, VALUE: 3.2
ROW: 1, COL: 6, VALUE: 12.9
ROW: 1, COL: 7, VALUE: 15.1
ROW: 1, COL: 8, VALUE: 3.8
ROW: 1, COL: 9, VALUE: 5.9
ROW: 1, COL: 10, VALUE: 3.2
THAILAND 3.8%
HONG KONG 36.6%
TAIWAN 15.1%
SINGAPORE 12.9%
OTHER 3.2%
KOREA 7.2%
MALAYSIA  8.8%
AS OF OCTOBER 31, 1997
UNITED STATES 9.2%
ROW: 1, COL: 1, VALUE: 7.0
ROW: 1, COL: 2, VALUE: 39.3
ROW: 1, COL: 3, VALUE: 4.4
ROW: 1, COL: 4, VALUE: 6.0
ROW: 1, COL: 5, VALUE: 4.8
ROW: 1, COL: 6, VALUE: 13.8
ROW: 1, COL: 7, VALUE: 11.9
ROW: 1, COL: 8, VALUE: 3.6
ROW: 1, COL: 9, VALUE: 9.199999999999999
CHINA 7.0%
UNITED KINGDOM 3.6%
TAIWAN 11.9%
HONG KONG 39.3%
SINGAPORE 13.8%
OTHER 4.8%
MALAYSIA  6.0%
INDONESIA 4.4%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  96.8         90.7

BONDS                   0.0          0.1

SHORT-TERM INVESTMENTS  3.2          9.2

TOP TEN STOCKS
                                   % OF FUND'S  % OF FUND'S
                                   INVESTMENTS  INVESTMENTS
                                                IN THESE STOCKS
                                                6 MONTHS AGO

HUTCHISON WHAMPOA LTD. ORD.        7.5          7.9
(HONG KONG, ELECTRICAL EQUIPMENT)

HONG KONG TELECOMMUNICATIONS LTD.  6.8          6.2
(HONG KONG, TELEPHONE SERVICES)

HSBC HOLDINGS PLC                  5.9          3.6
(UNITED KINGDOM, BANKS)

CHEUNG KONG HOLDINGS LTD.          4.3          4.2
(HONG KONG, REAL ESTATE)

SUN HUNG KAI PROPERTIES LTD.       3.9          5.0
(HONG KONG, REAL ESTATE)

HANG SENG BANK LTD.                2.9          3.4
(HONG KONG, BANKS)

TAIWAN SEMICONDUCTOR               2.3          0.9
 MANUFACTURING CO. LTD.
(TAIWAN, ELECTRONICS)

CLP HOLDINGS LTD.                  1.9          0.0
(HONG KONG, ELECTRIC UTILITY)

HONG KONG & CHINA GAS CO. LTD.     1.8          2.0
(HONG KONG, GAS)

COMPAL ELECTRONICS, INC.           1.7          0.7
(TAIWAN, COMPUTERS & OFFICE
 EQUIPMENT)

TOP TEN MARKET SECTORS
                                  % OF FUND'S  % OF FUND'S
                                  INVESTMENTS  INVESTMENTS
                                               IN THESE
                                               MARKET SECTORS
                                               6 MONTHS AGO

TECHNOLOGY                        19.0         15.0

UTILITIES                         16.4         14.8

FINANCE                           16.3         10.9

CONSTRUCTION & REAL ESTATE        12.1         12.6

INDUSTRIAL MACHINERY & EQUIPMENT  10.3         10.9

MEDIA & LEISURE                   4.9          4.4

TRANSPORTATION                    3.4          4.0

ENERGY                            3.3          4.9

BASIC INDUSTRIES                  2.6          3.4

DURABLES                          2.6          0.8

SOUTHEAST ASIA
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.8%
 SHARES VALUE (NOTE 1)
CHINA (PEOPLES REPUBLIC) - 3.3%
First Tractor Co. Ltd. Class H  3,798,000 $ 2,119,940
Guangdong Kelon Electric Holding
 Class H  1,032,000  1,058,837
Harbin Power Equipment Co. Ltd.
 Class H  6,970,000  953,501
Huaneng Power International, Inc.
 Class H (a)  542,000  304,278
Qingling Motors Co. Ltd. Class H  2,808,000  1,214,015
Zhenhai Refining & Chemical Co.
 Class H  5,740,000  1,574,175
Zhejiang Expressway Co. Class H  4,886,000  1,179,173
  8,403,919
HONG KONG - 36.6%
Chu Kong Shipping Development
 Co. Ltd. (a)  1,472,000  227,967
Cheung Kong Holdings Ltd.   1,665,000  11,066,335
China Aerospace International
 Holdings Ltd.   2,140,000  469,510
China Telecom (Hong Kong) Ltd.   1,794,000  3,464,662
China Resources Beijing Land Ltd.   684,000  361,928
China Overseas Land &
 Investment Ltd. (a)  2,048,000  470,470
China Resources Enterprise Ltd.   384,000  659,121
China Everbright-IHD Pacific Ltd. (a)  668,000  452,604
CLP Holdings Ltd.   1,010,000  4,848,938
Cosco Pacific Ltd.   964,000  653,159
First Pacific Co. Ltd. (a)  1,110,000  533,619
Guangnan Holdings  714,000  460,734
Guangdong Brewery Holdings Ltd.   1,720,000  244,176
Hang Seng Bank Ltd.   892,000  7,511,518
Hong Kong & China Gas Co. Ltd.   3,330,360  4,534,465
Hong Kong & China Gas Co. Ltd.
 warrants 9/30/99 (a)  151,380  -
Hong Kong Telecommunications Ltd.   9,022,000  17,423,737
Hong Kong Electric Holdings Ord.   640,000  1,965,800
Hutchison Whampoa Ltd. Ord.   3,094,000  19,126,618
Johnson Electric Holdings Ltd.   40,000  135,510
Ng Fung Hong Ltd.   730,000  659,483
New World Development Co. Ltd.   1,267,100  3,605,802
Shanghai Industrial Holdings Ltd.
 Class H  571,000  1,956,514
Sun Hung Kai Properties Ltd.   1,696,000  10,068,529
Swire Pacific Ltd. Class A  130,000  649,287
Television Broadcast Ltd. Ord.   572,000  1,461,651
Tianjin Development Holdings Ltd.   482,000  550,519
  93,562,656
INDONESIA - 2.0%
PT Astra Argo Niaga Lestari Tbk (a)  1,661,000  721,497
PT Telekomunikasi Indonesia Persero,
 Series B, sponsored ADR  78,000  624,000
Gulf Indonesia Resources Ltd.  247,500  3,805,313
  5,150,810
KOREA (SOUTH) - 7.2%
Hyundai Engineering & Construction
 Co. Ltd. (a)  8  40
Hyundai Engineering & Construction Co.
 rights 5/6/98 (a)  1  -
Hyundai Mipo Dockyard Co. Ltd.   41,200  554,883
Korea Electric Power Corp.   51,800  705,395
Korea Fine Chemical Co. Ltd.   29,200  699,140

 SHARES VALUE (NOTE 1)
Lg Electronics, Inc.   84,900 $ 1,010,034
Medison Co. Ltd.   56,800  463,240
Mirae Corp.   230,000  671,156
Mirae Corp rights 5/20/98 (a)  47,214  28,261
Samsung Electronics Co. Ltd. (vtg.)  73,700  4,080,659
Samsung Electronics Co. Ltd.
 rights 6/1/98 (a)  5,863  113,180
Samsung Co. Ltd. sponsored GDR (a)  21  16
Seondo Electric Co. Ltd.   176,000  2,870,782
Seong An Co. Ltd.   166,580  1,371,029
S1 Corp.   14,175  2,015,152
Sewoo Polymer Co. Ltd.   57,300  793,154
Samsung Display Devices Ltd.
 rights 5/11/98 (a)  680  11,804
Suheung Capsule Co. Ltd.   54,000  729,293
Sindo Ricoh Co.   8,000  281,332
Samsung Fire & Marine Insurance  5,624  1,662,162
Youngone Corp.   13,600  310,363
  18,371,075
MALAYSIA - 8.8%
Berjaya Sports Toto BHD  1,130,833  2,681,279
Commerce Asset Holding BHD  700,000  525,117
Gamuda BHD  103,000  116,453
Genting BHD  428,000  1,421,889
Konsortium Perkapalan BHD  538,000  435,301
Magnum Corp. BHD  200,000  133,958
Malaysia International Shipping BHD
 (For. Reg.)  1,390,000  2,420,630
Malakoff BHD  315,000  827,060
Malaysian Resources Corp. BHD  387,000  164,857
Perusahaan Otomobil Nasional BHD  338,000  418,368
Resorts World BHD  935,000  1,803,617
Rothmans of Pall Mall Malaysia BHD 287,000 2,364,434 Petronas Gas BHD 515,000 1,241,795
Selangor Properties BHD  565,000  242,197
Sungei Way Holdings BHD  705,000  203,992
Tanjong PLC  493,000  1,122,706
Technology Resources Industries BHD  762,000  783,946
Tenega Nasional BHD  1,073,000  2,141,688
Time Engineering BHD  330,000  114,052
Telekom Malaysia BHD  620,000  1,860,415
United Engineers BHD  1,361,000  1,090,259
YTL Corp. BHD  274,000  425,774
  22,539,787
PHILIPPINES - 1.2%
Manila Electric Co. Class B  202,851  574,535
Music Corp. (a)  4,176,400  1,245,138
Petron Corp.   1,848,000  270,887
Philippine Long Distance Telephone  38,000  1,014,907
  3,105,467
SINGAPORE - 12.9%
City Developments Ltd.   165,000  713,767
Creative Technology Ltd. (a)  48,200  988,100
Creative Technology Ltd. (SGD) (a)  88,000  1,828,355
Datacraft Asia Ltd.   847,000  2,845,920
DBS Land Ltd.   215,000  324,503
Development Bank of Singapore Ltd.
 (For. Reg.)  297,000  1,969,372
Development Bank of Singapore Class A
 (For. Reg.)(a)  100,800  655,662
Elec & Eltek International Co. Ltd.   23,400  135,720
Flextech Holdings Ltd.   947,000  771,475
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SINGAPORE - CONTINUED
Flextech Holdings Ltd.
 warrants 10/22/02 (a)  284,100 $ 61,000
FHTK Holdings Ltd.   5,616,000  1,170,369
JIT Holdings Ltd. (a)  2,999,000  2,443,139
Natsteel Ltd.   1,177,000  1,546,044
Overseas Union Bank Ltd. (For. Reg.)  85,000  322,071
Overseas Chinese Banking Corp.   477,000  2,515,283
Rothmans Industries Ltd.   132,000  658,541
St. Computer Systems & Services Ltd.   956,000  1,310,085
Sembawang Shipyard Ltd.   26,000  51,885
Singapore International Airlines Ltd.   198,000  1,287,907
Singapore Press Holdings  251,196  2,776,085
Singapore Telecommunications Ltd.   812,000  1,394,784
Singapore Technologies
 Engineering Ltd. (a)  1,906,175  1,637,132
United Overseas Bank Ltd. (For. Reg.) 659,500 3,123,619 Venture Manufacturing Singapore Ltd. 684,000 2,483,739
  33,014,557
TAIWAN - 15.1%
Asustek Computer, Inc. (a)  209,000  4,259,287
Aurora Corp. (a)  351,000  681,254
Bank Sinopac (a)  1,060,000  771,505
CTCI Corp.   844,000  1,202,990
Compal Electronics, Inc. (a)  1,026,600  4,467,607
Cathay Life Insurance Co. Ltd.   647,000  2,590,001
Chuntex Electronic Co. Ltd. (a)  320,000  587,120
China Development Corp. (a)  718,500  1,950,166
D-Link Corp.   1,036,000  2,654,839
Everest Textile Co. Ltd. (a)  1,708,000  2,149,600
Far Eastern Silo & Shipping Corp.   2,634,000  2,492,253
Orient Semiconductor Electronics Ltd. (a) 232,000 506,573 Phoenixtec Power Company (a) 705,000 2,298,367
Siliconware Precision Industries (a) 919,000 2,229,602 Taiwan Mask Corp. (a) 891,000 3,458,673
Taiwan Semiconductor Manufacturing
 Co. Ltd. (a)  1,354,500  5,853,500
Tatung Co.   544,000  503,177
  38,656,514
THAILAND - 3.8%
Advanced Information Services
 (For. Reg.)  179,400  1,256,498
Bangkok Bank Public Co. Ltd.
 (For. Reg.)  416,100  1,025,409
BEC World PCL (For. Reg.)  38,100  201,619
Cogeneration Public Company
 Limited (For. Reg.)  306,200  182,687
Eastern Water Resources Development &
 Management PCL (For. Reg.)  262,100  305,953
International Broadcasting Corp.
 (For. Reg.) (a)  670,300  834,615
Malee Sampran Factory PCL (For. Reg.) (a) 743,900 501,722 National Finance & Securities PCL
 (For. Reg.)  1,566,200  700,829
National Petrochemical Co. (a)  556,900  469,501
Nava Finance & SEC PCL (For. Reg.)  960,600  137,051
PTT Exploration & Production (For. Reg.) 109,000 1,153,619 Siam Cement PCL (For. Reg.) 38,800 549,541
Shinawatra Computer & Communication
 PCL (For. Reg.)  168,800  1,059,652

 SHARES VALUE (NOTE 1)
Thai Farmers Bank PCL  494,000 $ 1,134,086
Thai Union Frozen Products PCL
 (For. Reg.)  70,900  275,875
  9,788,657
UNITED KINGDOM - 5.9%
HSBC Holdings PLC  509,465  14,981,368
TOTAL COMMON STOCKS
 (Cost $278,770,224)   247,574,810
NONCONVERTIBLE BONDS - 0.0%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
SINGAPORE - 0.0%
Flextech Holdings Ltd. 2 1/4%,
 1/1/02 (Cost $151,850) - SGD 236,750  79,988
CASH EQUIVALENTS - 3.2%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $8,115,178)   8,115,178  8,115,178
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $287,037,252)  $ 255,769,976
CURRENCY ABBREVIATIONS
 SGD - Singapore dollar
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $142,029,301 and $119,563,255, respectively.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries   2.6
Cash Equivalents   3.2
Construction & Real Estate   12.1
Durables   2.6
Energy   3.3
Finance   16.3
Health   0.5
Holding Companies   1.2
Industrial Machinery & Equipment   10.3
Media & Leisure   4.9
Nondurables   2.1
Retail & Wholesale   1.1
Services   0.8
Technology   19.0
Transportation   3.4
Utilities   16.4
   100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $287,336,714. Net unrealized depreciation aggregated $31,566,738, of which $16,425,859 related to appreciated investment securities and $47,992,597 related to depreciated investment securities.
At October 31, 1997, the fund had a capital loss carryforward of approximately $32,652,000 all of which will expire on October 31, 2005.
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                         $ 255,769,976
(COST $287,037,252) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                              1,250,745
(COST $1,248,312)

RECEIVABLE FOR INVESTMENTS SOLD                                                                             1,176,114

RECEIVABLE FOR FUND SHARES SOLD                                                                             378,826

DIVIDENDS RECEIVABLE                                                                                        399,329

INTEREST RECEIVABLE                                                                                         46,877

REDEMPTION FEES RECEIVABLE                                                                                  216

 TOTAL ASSETS                                                                                               259,022,083

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                                      $ 108,233

PAYABLE FOR INVESTMENTS PURCHASED                                                               1,924,314

PAYABLE FOR FUND SHARES REDEEMED                                                                697,322

ACCRUED MANAGEMENT FEE                                                                          249,443

OTHER PAYABLES AND                                                                              463,065
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                          3,442,377

NET ASSETS                                                                                                 $ 255,579,706

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                            $ 377,562,472

DISTRIBUTIONS IN EXCESS OF                                                                                  (332,186)
NET INVESTMENT INCOME

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN                               (90,375,028)
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                   (31,275,552)
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 28,426,421 SHARES OUTSTANDING                                                              $ 255,579,706

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($255,579,706 (DIVIDED BY) 28,426,421 SHARES)                $8.99

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $8.99)                                                       $9.27


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                $ 2,439,732
DIVIDENDS

INTEREST                                                                          658,055

 TOTAL INCOME                                                                     3,097,787

EXPENSES

MANAGEMENT FEE                                                    $ 1,018,260
BASIC FEE

 PERFORMANCE ADJUSTMENT                                            527,609

TRANSFER AGENT FEES                                                570,673

ACCOUNTING FEES AND EXPENSES                                       104,649

NON-INTERESTED TRUSTEES' COMPENSATION                              508

CUSTODIAN FEES AND EXPENSES                                        377,268

REGISTRATION FEES                                                  20,656

AUDIT                                                              37,537

LEGAL                                                              859

REPORTS TO SHAREHOLDERS                                            37,377

MISCELLANEOUS                                                      790

 TOTAL EXPENSES BEFORE REDUCTIONS                                  2,696,186

 EXPENSE REDUCTIONS                                                (70,029)       2,626,157

NET INVESTMENT INCOME                                                             471,630

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (55,279,069)

 FOREIGN CURRENCY TRANSACTIONS                                     (1,106,836)    (56,385,905)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             42,794,086

 ASSETS AND LIABILITIES IN                                         598,947        43,393,033
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                   (12,992,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (12,521,242)

OTHER INFORMATION

 SALES CHARGES PAID TO FDC                                                       $ 372,627

 SALES CHARGES - DEALERS' PORTION                                                $ 679

 EXPENSE REDUCTIONS                                                              $ 67,786
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                               1,828

  TRANSFER AGENT CREDITS                                                          415

                                                                                 $ 70,029


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                     SIX MONTHS ENDED  YEAR ENDED
                                                                                      APRIL 30, 1998    OCTOBER 31,
                                                                                      (UNAUDITED)       1997

OPERATIONS                                                                             $ 471,630       $ 1,305,926
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              (56,385,905)    (28,617,300)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                   43,393,033      (92,383,800)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        (12,521,242)    (119,695,174)

DISTRIBUTIONS TO SHAREHOLDERS                                                           (1,127,260)     (4,930,534)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                     (332,186)       (3,526,327)

 FROM NET REALIZED GAIN                                                                  -               (19,898,492)

 TOTAL DISTRIBUTIONS                                                                    (1,459,446)     (28,355,353)

SHARE TRANSACTIONS                                                                      90,671,536      157,877,019
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                          1,428,081       27,853,163

 COST OF SHARES REDEEMED                                                                (101,788,474)   (514,623,033)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                (9,688,857)     (328,892,851)

 REDEMPTION FEES                                                                         402,286         444,381

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (23,267,259)    (476,498,997)

NET ASSETS

 BEGINNING OF PERIOD                                                                     278,846,965     755,345,962

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET INVESTMENT INCOME OF
$(332,186) AND $752,671, RESPECTIVELY)                                                  $ 255,579,706   $ 278,846,965

OTHER INFORMATION
SHARES

 SOLD                                                                                   10,040,169      11,474,774

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                142,524         1,884,517

 REDEEMED                                                                               (10,954,980)    (35,591,294)

 NET INCREASE (DECREASE)                                                                (772,287)       (22,232,003)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                         SIX MONTHS ENDED    YEARS ENDED OCTOBER 31,                                    APRIL 19, 1993
                                             APRIL 30, 1998                                             (COMMENCEMENT
                                                                                                        OF OPERATIONS) TO

SELECTED PER-SHARE DATA                          (UNAUDITED)       1997      1996       1995        1994 OCTOBER 31, 1993

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 9.55       $ 14.69    $ 13.88    $ 14.61    $ 13.24    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                .02 D        .04 D, E   .14 D      .15        .04        .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)              (.54)        (4.62)     .87        (.91)      1.23       3.22

 TOTAL FROM INVESTMENT OPERATIONS                     (.52)        (4.58)     1.01       (.76)      1.27       3.23

LESS DISTRIBUTIONS                                    (.04)        (.10)      (.23)      -          (.04)      -
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                    (.01)        (.07)      -          -          (.03)      -

 FROM NET REALIZED GAIN                                -            (.40)      -          -          -          -

 TOTAL DISTRIBUTIONS                                   (.05)        (.57)      (.23)      -          (.07)      -

REDEMPTION FEES ADDED TO PAID IN CAPITAL               .01          .01        .03        .03        .17        .01

NET ASSET VALUE, END OF PERIOD                        $ 8.99       $ 9.55     $ 14.69    $ 13.88    $ 14.61    $ 13.24

TOTAL RETURN B, C                                     (5.39)%      (32.48)%   7.59%      (5.00)%    10.87%     32.40%

RATIOS AND SUPPLEMENTAL DATA                          $ 255,580    $ 278,847  $ 755,346  $ 649,868  $ 825,734  $ 499,669
NET ASSETS, END OF PERIOD (000 OMITTED)

RATIO OF EXPENSES TO AVERAGE NET ASSETS               2.00% A      1.32%      1.13%      1.10%      1.47%      2.00% A, F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                                    1.95% A, G   1.32%      1.12% G    1.10%      1.47%      2.00% A,

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS  .35% A       .22%       .95%       .90%       .22%       .45% A

PORTFOLIO TURNOVER RATE                                97% A        141%       102%       94%        157%       14% A

AVERAGE COMMISSION RATE H                             $ .0044      $ .0063    $ .0129





A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER  G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE
6 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6  PAST 1  LIFE OF
APRIL 30, 1998                 MONTHS  YEAR    FUND

FIDELITY UNITED KINGDOM        19.82%  34.60%  75.75%

FIDELITY UNITED KINGDOM        16.23%  30.56%  70.48%
 (INCL. 3.00% SALES CHARGE)

FT-SE ALL-SHARES               22.86%  38.33%  87.38%

EUROPEAN REGION FUNDS AVERAGE  26.03%  39.23%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization weighted index of over 750 stocks traded in the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                       PAST 1  LIFE OF
APRIL 30, 1998                      YEAR    FUND

FIDELITY UNITED KINGDOM             34.60%  25.35%

FIDELITY UNITED KINGDOM             30.56%  23.83%
 (INCL. 3.00% SALES CHARGE)

FT-SE ALL-SHARES                    38.33%  28.61%

EUROPEAN REGION FUNDS AVERAGE       39.23%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             United Kingdom              FT SE A All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
IMATRL PRASUN   SHR__CHT 19980430 19980506 115337 R00000000000033
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $17,048 - a 70.48% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,738 - an 87.38% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Simon Roberts, Portfolio Manager of Fidelity United
Kingdom Fund
Q. HOW DID THE FUND PERFORM, SIMON?
A. For the six months that ended April 30, 1998, the fund returned 19.82%, compared to the 22.86% return of the FT-All-Shares Index, and the European region funds average of 26.03%, as tracked by Lipper Analytical Services. For the one-year period, the fund returned 34.60%, compared to the FT-All-Shares Index return of 38.33% and the Lipper European region funds average return of 39.23%.
Q. WHAT WERE THE FACTORS THAT CONTRIBUTED TO PERFORMANCE?
A. The British economy is still growing nicely, with the stock market turning in a good performance led by the financial sector, which tends to dominate. The fund did not do quite as well as the FT-All-Shares Index during the six months because the index is dominated by larger-company stocks, while the fund tends to look for additional opportunities in small- and medium-sized companies. Through most of the six-month period, large-capitalization stocks continued to lead the market. Since the end of February, however, small- and mid-cap companies appeared to have turned the corner and started outperforming large-cap stocks. At the end of the period, I was reducing the fund's large-cap holdings and buying smaller caps. The fund's underweighting in finance was a factor in trailing the market index.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE
PERIOD?
A. Favorable interest rates, controlled inflation and economic growth have supported the market, while the value of the pound Sterling has been a problem affecting industrial companies principally. While the Bank of England has raised interest rates five times in a year, the market expects that rates may have reached a plateau, with no further increases likely. The inflationary outlook is good, with the most recent Bank of England report anticipating that inflation will be down to the government's target of about 2.5% this year. General growth has been strong, particularly in major sectors such as finance, services and consumer goods. The only concern has been the Sterling's strength against other European currencies. This hurt the manufacturing and general industrial sector, which had difficulty competing with cheaper goods imported from Europe or the Far East. More recently, however, there was evidence that the Sterling may have peaked, which would be positive for the manufacturing sector. While manufacturing-company stocks in general have been lagging companies in other industries, it is important to keep in mind that the general industrial sector is not large in the United Kingdom, accounting for just 12% of the capitalization of the FT-All-Shares Index. The market is dominated by finance, services, consumer and utility companies, which tended to do well.
Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX MONTHS?
A. My principal strategy was, as usual, to look for stocks whose fundamentals I believed would surprise the market, and whose company outlook was not reflected in the share price. I continued to build the portfolio from the bottom up, on a stock-by-stock basis, using Fidelity's own stock research. As a general rule, I believe our ability to add value from research is greatest in small- and medium-sized companies. In the long run, I believe this approach should lead to strong relative performance, although it may have hurt the fund in the past six months. I have moved toward manufacturing and industrial companies, where I believed market expectations were too negative.
Q. WHAT WERE SOME EXAMPLES OF FUND INVESTMENTS IN MEDIUM- AND SMALL-SIZED COMPANIES?
A. I found some good opportunities among specialty chemical companies. One outstanding example was BTP, which the fund has owned for less than one year. This company manufactures the active ingredient in the anti-impotence drug Viagra, which very recently attracted attention throughout the world. Another good holding was British Vita, a manufacturer of industrial foams.
Q. ALTHOUGH THE FINANCE INDUSTRY WAS THE FUND'S LARGEST EMPHASIS AT 16.8% OF PORTFOLIO ASSETS ON APRIL 30, IT WAS UNDERWEIGHTED VERSUS THE FT-ALL-SHARES INDEX, WHERE IT MADE UP 24% OF THE MARKET. WHAT WAS YOUR STRATEGY HERE?
A. I believed the share prices of finance companies fully reflected their prospects. They've been through a very good period. Going forward, I believe there will be pressures on certain areas of finance, especially mortgages. Within the finance sector, Bank of Scotland, the fastest-growing bank in the U.K., was the fund's second-best performer during the period. This bank has been innovative in product development, introducing new mortgage and savings products.
Q. ANOTHER MAJOR EMPHASIS WAS IN PHARMACEUTICALS. HOW HAVE THEY DONE?
A. The investments in the pharmaceutical industry have done very well. I concentrated on three large companies: Glaxo Wellcome, SmithKline Beecham and Zeneca Group. All three closely followed developments in the United States, where they have high sales. All three stocks did well because of strong sales volume and speculation about mergers and consolidation.
Q. WHAT OTHER AREAS CONTRIBUTED TO PERFORMANCE?
A. Media and leisure companies did very well, particularly hotel companies benefiting from very high occupancy rates. One very good performer was Ladbroke Group, which, in addition to operating hotels in the United Kingdom, owns the Hilton Hotels that are located outside the United States. I also owned a number of telecommunications companies that did extremely well. The best-performing stock in the fund was Vodafone, which operates cellular phone systems in the U.K. Its subscriber growth has been very strong. Another telecommunications stock that helped performance was Cable & Wireless Communications, a cable television and telephone system operator in the U.K.
Q. HAVE THERE BEEN ANY DISAPPOINTMENTS?
A. Yes. The first disappointment was in a major stock that did well but that the fund did not own. This was British Telecom. I preferred other telecommunications companies such as Vodafone because of the superior long-term growth opportunities of cellular companies over fixed-line companies. Among the disappointing stocks I did own were Monument Oil & Gas, and Albert Fisher Group, a food processing company. Monument Oil & Gas was hurt by a slump in world oil prices and by disappointments in some of its exploration sites. Albert Fisher had problems in its seafood division.
Q. WHAT IS YOUR OUTLOOK?
A. After the most recent interest rate increase, I think there are signs that interest rates and the pound Sterling could have peaked. As a result, U.K. manufacturers should start to improve performance. I have overweighted areas such as chemicals, packaging, engineering, automotive components and paper, which should become more competitive in the absence of currency problems. I see the best opportunities more in the medium-sized and small-sized companies. I think the overall market index may not repeat the extraordinary returns of the past year because many major industries, such as finance, are fully priced. However, careful investments in selected medium- and small-cap companies should provide an opportunity to produce good returns.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SIMON ROBERTS ON THE EUROPEAN ECONOMIC
UNION AND THE EUROPEAN MONETARY UNION:
"The United Kingdom is part of the European Economic
Union, but not of the European Monetary Union, which is establishing the single-currency Euro in stages, beginning at the end of 1998. The recent performance of European economies has been split. The larger countries such as Germany and France have had weaker economies, although they have shown signs of strength more recently. Other nations, including Spain, Italy and Ireland, have shown strong growth. The U.K. was somewhere in the middle.
"The European Monetary Union will be occurring at a time when the European economies are not in sync with each other. This is the reason that the U.K. has decided not to enter it. Because of this lack of synchronization, European currencies have been weak relative to the dollar and the pound Sterling. However, once the Euro is established as a single currency, there seems to be no reason why it should not be a strong currency because of the tight monetary and fiscal policies being implemented by the member countries as they prepare for the single currency's introduction. U.K. companies will see their competitiveness improve because their goods and products will appear cheaper against the products of other European countries. Recently, goods made by British companies have had difficulty competing either in Europe or in the U.K. itself because of the strong pound Sterling.
"On balance, the European Monetary Union is positive for U.K. companies even if the U.K. doesn't enter the system immediately. That's because both the EEU and the EMU will create a single, seamless market, rather than the many markets with which they deal now."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of British issuers:
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of April 30, 1998, more than $7 million
MANAGER: Simon Roberts, since July 1997
manager, Fidelity Germany Fund, 1995-1996;
director of United Kingdom and European
Research, Fidelity International, Limited, since 1994; joined Fidelity in 1992
(checkmark)
UNITED KINGDOM
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
OTHER 0.5%
UNITED STATES 2.2%
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 95.3
ROW: 1, COL: 3, VALUE: 1.5
UNITED KINGDOM 97.3%
AS OF OCTOBER 31, 1997
OTHER 0.3%
UNITED STATES 4.1%
ROW: 1, COL: 1, VALUE: 4.1
ROW: 1, COL: 2, VALUE: 95.3
ROW: 1, COL: 3, VALUE: 1.0
UNITED KINGDOM 95.6%
ASSET ALLOCATION
                        % OF FUND'S  % OF FUND'S
                        INVESTMENTS  INVESTMENTS
                                     6 MONTHS AGO

STOCKS                  97.8         95.9

SHORT-TERM INVESTMENTS  2.2          4.1

TOP TEN STOCKS
                                          % OF FUND'S  % OF FUND'S
                                          INVESTMENTS  INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

LLOYDS TSB GROUP PLC                      4.1          3.7
(BANKS)

GLAXO WELLCOME PLC                        3.5          3.7
(DRUGS & PHARMACEUTICALS)

SHELL TRANSPORT & TRADING CO. PLC (REG.)  3.4          5.0
(OIL & GAS)

BRITISH PETROLEUM PLC ORD.                3.1          4.5
(OIL & GAS)

VODAFONE GROUP PLC                        2.9          1.6
(CELLULAR)

SMITHKLINE BEECHAM PLC ORD.               2.6          1.9
(DRUGS & PHARMACEUTICALS)

BANK OF SCOTLAND                          2.4          1.5
(BANKS)

HSBC HOLDINGS PLC (REG.)                  2.4          4.0
(BANKS)

ZENECA GROUP PLC ORD.                     2.3          1.7
(DRUGS & PHARMACEUTICALS)

SCOTTISH & NEWCASTLE BREWERS PLC          2.1          0.8
(BEVERAGES)

TOP TEN MARKET SECTORS
                            % OF FUND'S  % OF FUND'S
                            INVESTMENTS  INVESTMENTS
                                         IN THESE
                                         MARKET SECTORS
                                         6 MONTHS AGO

FINANCE                     16.8         13.4

NONDURABLES                 12.1         12.1

HEALTH                      9.0          8.6

UTILITIES                   8.5          9.1

ENERGY                      7.8          10.8

MEDIA & LEISURE             7.3          6.7

RETAIL & WHOLESALE          7.0          9.1

BASIC INDUSTRIES            6.6          4.8

CONSTRUCTION & REAL ESTATE  6.5          5.3

TRANSPORTATION              3.8          1.7

UNITED KINGDOM
INVESTMENTS APRIL 30, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.2%
Smiths Industries PLC Ord.   6,300 $ 90,577
BASIC INDUSTRIES - 6.6%
CHEMICALS & PLASTICS - 2.7%
Albright & Wilson PLC  1,960  5,698
BTP PLC  5,830  41,203
British Polythene Industries PLC  7,290  60,535
British Vita Ord.   6,430  34,916
Inspec Group PLC  4,700  22,969
McKechnie PLC  4,630  38,524
  203,845
IRON & STEEL - 0.5%
Richardsons Westgarth PLC Class L  28,600  37,989
METALS & MINING - 2.4%
English China Clay PLC  13,340  54,941
Johnson Matthey PLC  3,600  36,450
Rio Tinto PLC (Reg.)  5,900  84,629
  176,020
PAPER & FOREST PRODUCTS - 1.0%
Graham Group PLC  3,100  9,789
Rexam PLC  4,950  22,578
Smith Holdings PLC  10,570  40,619
  72,986
TOTAL BASIC INDUSTRIES   490,840
CONSTRUCTION & REAL ESTATE - 6.5%
BUILDING MATERIALS - 1.5%
Aggregate Industries PLC  33,749  41,727
Ibstock Johnsen PLC  32,050  28,381
Norcros PLC Class L  18,950  21,530
Polypipe PLC  5,710  17,745
  109,383
CONSTRUCTION - 2.6%
Amec PLC Ord.   12,000  36,691
Barratt Developments PLC  5,100  27,310
Beazer Group PLC  12,110  39,860
Bovis Homes Group PLC (a)  5,100  22,070
Countryside Properties PLC  6,700  12,650
Persimmon PLC Ord.   12,490  50,919
  189,500
ENGINEERING - 0.4%
Weir Group PLC (The)  6,060  27,844
REAL ESTATE - 1.7%
CLS Holdings PLC  3,200  7,539
Daejan Holdings PLC  600  16,691
Development Securities PLC  1,600  9,236
Great Portland Estates  5,000  23,266
Mucklow (A & J) Group PLC  9,710  25,471
Wates City of London Property PLC (a)  27,940  44,581
  126,784
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Minerva PLC  4,800  18,847
Prestbury Group PLC  52,500  5,263
  24,110
TOTAL CONSTRUCTION & REAL ESTATE   477,621
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 2.3%
Britax International PLC  12,500  33,834
Dennis Group PLC  6,430  33,949

 SHARES VALUE (NOTE 1)
Laird Group  4,990 $ 36,893
Mayflower Corp.   10,900  44,072
Partco Group PLC  4,700  23,401
  172,149
TEXTILES & APPAREL - 1.4%
Berisford (S.W.) PLC  7,510  28,107
Black (Peter) Holdings PLC  3,790  25,203
Courtaulds Textiles PLC  5,140  27,567
House of Fraser PLC Class L  8,010  21,279
  102,156
TOTAL DURABLES   274,305
ENERGY - 7.8%
COAL - 0.5%
RJB Mining PLC  18,700  38,430
ENERGY SERVICES - 0.3%
Sidlaw Group PLC  11,500  20,943
OIL & GAS - 7.0%
British Petroleum PLC Ord.   14,541  229,467
Monument Oil and Gas PLC (a):
 Class L  34,230  36,174
 rights 5/13/98  6,157  874
Shell Transport & Trading Co. PLC (Reg.)  34,200  254,279
  520,794
TOTAL ENERGY   580,167
FINANCE - 16.8%
BANKS - 10.8%
Barclays PLC Ord.   5,002  144,164
Bank of Scotland  14,400  176,837
HSBC Holdings PLC (Reg.)  5,969  175,525
Lloyds TSB Group PLC  20,491  306,587
  803,113
CLOSED END INVESTMENT COMPANY - 1.9%
3I Group PLC  12,300  121,147
Benfield & Realty Investment Trust PLC  9,600  21,894
  143,041
CREDIT & OTHER FINANCE - 0.4%
Alliance & Leicester PLC  1,900  26,539
INSURANCE - 3.7%
Britannic Assurance Ord. (a)  60  1,238
Commercial Union PLC  3,700  69,176
General Accident Fire & Life  2,500  58,854
London Insurance Market Investment
 Trust PLC  12,070  35,090
New London Capital PLC  12,200  16,307
Norwich Union PLC (a)  12,080  90,169
  270,834
TOTAL FINANCE   1,243,527
HEALTH - 9.0%
DRUGS & PHARMACEUTICALS - 8.9%
AEA Technology PLC  3,120  37,429
Glaxo Wellcome PLC  9,172  258,985
SmithKline Beecham PLC Ord.   16,239  193,452
Zeneca Group PLC Ord.   3,930  169,146
  659,012
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Alliance Unichem PLC  1,190  8,152
TOTAL HEALTH   667,164
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HOLDING COMPANIES - 0.9%
Cookson Group PLC  8,876 $ 39,819
Hunting Group PLC  7,460  30,039
  69,858
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 0.5%
Choride Group PLC  44,440  30,814
Staveley Industries PLC  3,650  7,623
  38,437
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Babcock International Group PLC (a)  21,710  24,303
Senior Engineering Group PLC  10,630  39,073
  63,376
POLLUTION CONTROL - 0.1%
Waste Recycling Group PLC  800  5,771
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   107,584
MEDIA & LEISURE - 7.3%
BROADCASTING - 0.4%
Scottish Media Group PLC  2,370  28,313
ENTERTAINMENT - 2.2%
Clubhaus PLC (a)  23,700  34,450
Granada Group PLC  5,366  92,345
Wembley PLC  5,570  35,643
  162,438
LODGING & GAMING - 1.5%
Jarvis Hotels PLC  9,020  23,962
Ladbroke Group PLC Ord.   11,239  61,733
Millennium & Copthorne Hotels PLC  2,650  25,857
  111,552
PUBLISHING - 2.5%
Daily Mail & General Trust PLC Class A  800  33,884
EMAP PLC  2,300  46,767
Mirror Group Newspaper PLC  8,600  26,295
Pearson PLC  5,020  78,590
  185,536
RESTAURANTS - 0.7%
Allied Domecq PLC  4,800  49,322
TOTAL MEDIA & LEISURE   537,161
NONDURABLES - 12.1%
BEVERAGES - 3.4%
Greenalls Group PLC  4,160  33,571
Scottish & Newcastle Brewers PLC  10,450  158,012
Vaux Group PLC  13,000  59,079
  250,662
FOODS - 3.6%
Bernard Matthews  10,600  17,710
Hazlewood Foods PLC Ord.   11,450  36,348
Tomkins PLC Ord.   26,409  155,317
Unigate PLC  4,860  58,952
  268,327
HOUSEHOLD PRODUCTS - 2.0%
Mcbride PLC  10,070  32,809
Oriflame International SA  4,300  36,281
Scholl PLC  5,970  37,405
Yule Catto Ord.   6,800  43,514
  150,009

 SHARES VALUE (NOTE 1)
TOBACCO - 3.1%
BAT Industries PLC Ord.   15,153 $ 142,791
Gallaher Group PLC  16,410  85,544
  228,335
TOTAL NONDURABLES   897,333
RETAIL & WHOLESALE - 7.0%
APPAREL STORES - 0.9%
Arcadia Group PLC  6,300  49,486
Headlam Sims and Coggins PLC Class L  3,290  20,682
  70,168
GROCERY STORES - 3.7%
Albert Fisher Group PLC Ord.   62,400  29,192
Asda Group PLC  31,430  105,158
Geest PLC  3,150  26,762
Iceland Group PLC  8,400  31,227
Safeway PLC  8,700  51,821
Somerfield PLC  5,190  29,338
  273,498
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
Great Universal Stores PLC Ord. Class A  7,660  116,593
Wickes PLC  5,070  29,818
  146,411
TRADING COMPANIES - 0.4%
Inchcape PLC Ord.   7,860  29,384
TOTAL RETAIL & WHOLESALE   519,461
SERVICES - 3.8%
ADVERTISING - 0.2%
Abbott Mead Vickers PLC  2,250  13,985
PRINTING - 0.7%
Jarvis Porter Group PLC  6,170  22,370
Waddington PLC  7,220  32,209
  54,579
SERVICES - 2.9%
Davis Service Group  2,740  18,861
Go-Ahead Group (The) PLC  3,000  32,781
Halma PLC Ord.  19,600  42,736
Hays PLC  4,430  75,090
Securicor Group PLC  6,300  41,683
  211,151
TOTAL SERVICES   279,715
TECHNOLOGY - 1.3%
COMPUTER SERVICES & SOFTWARE - 0.4%
Micro Focus Group (a)  3,250  29,594
COMPUTERS & OFFICE EQUIPMENT - 0.7%
Skillgroup PLC  6,600  30,104
Psion PLC  4,320  19,921
  50,025
ELECTRONICS - 0.2%
Roxboro Group PLC  4,000  18,579
TOTAL TECHNOLOGY   98,198
TRANSPORTATION - 3.8%
AIR TRANSPORTATION - 1.1%
BAA PLC Ord.   8,100  82,351
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
SHIPPING - 2.7%
Peninsular & Oriental Steam
 Navigation Co.   9,679 $ 142,715
Powell Duffryn PLC  6,100  55,546
  198,261
TOTAL TRANSPORTATION   280,612
UTILITIES - 8.5%
CELLULAR - 2.9%
Vodafone Group PLC  19,785  216,522
ELECTRIC UTILITY - 2.0%
British Energy PLC  4,960  45,166
National Grid Co. PLC  16,133  104,046
  149,212
GAS - 0.5%
BG PLC  6,100  32,563
TELEPHONE SERVICES - 2.0%
Cable & Wireless Communications PLC (a)  5,980  43,413
Cable & Wireless Communications PLC Ord. 9,360  107,125
  150,538
WATER - 1.1%
Hyder PLC  5,130  82,455
TOTAL UTILITIES   631,290
TOTAL COMMON STOCKS
 (Cost $6,157,599)   7,245,413
CASH EQUIVALENTS - 2.2%
Taxable Central Cash Fund (b)
 (Cost $164,138)  164,138  164,138
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,321,737)  $ 7,409,551
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $6,062,576 and $5,389,298, respectively.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,444,000 and $961,875, respectively. The weighted average interest rate was 5.8%. (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $6,322,254. Net unrealized appreciation aggregated $1,087,297, of which $1,223,584 related to appreciated investment securities and $136,287 related to depreciated investment securities.
UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                            $ 7,409,551
(COST $6,321,737) -
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE                                                                                 55,432
(COST $55,424)

RECEIVABLE FOR INVESTMENTS SOLD                                                                                88,269

RECEIVABLE FOR FUND SHARES SOLD                                                                                17,820

DIVIDENDS RECEIVABLE                                                                                           65,221

INTEREST RECEIVABLE                                                                                            1,245

RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                      4,847

 TOTAL ASSETS                                                                                                  7,642,385

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                                           $ 4,101

PAYABLE FOR INVESTMENTS PURCHASED                                                                    157,046

OTHER PAYABLES AND                                                                                   44,129
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                             205,276

NET ASSETS                                                                                                    $ 7,437,109

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                               $ 5,675,522

UNDISTRIBUTED NET INVESTMENT INCOME                                                                             36,840

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS            636,290

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                      1,088,457
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 468,305                                                                                       $ 7,437,109
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($7,437,109 (DIVIDED BY) 468,305 SHARES)                        $15.88

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $15.88)                                                         $16.37


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                            $ 127,674
DIVIDENDS

INTEREST                                                                      11,731

                                                                              139,405

LESS FOREIGN TAXES WITHHELD                                                   (12,911)

 TOTAL INCOME                                                                 126,494

EXPENSES

MANAGEMENT FEE                                                    $ 26,509

TRANSFER AGENT FEES                                                10,965

ACCOUNTING FEES AND EXPENSES                                       30,020

NON-INTERESTED TRUSTEES' COMPENSATION                              13

CUSTODIAN FEES AND EXPENSES                                        40,234

REGISTRATION FEES                                                  6,830

AUDIT                                                              13,481

LEGAL                                                              18

INTEREST                                                           1,231

REPORTS TO SHAREHOLDERS                                            2,228

 TOTAL EXPENSES BEFORE REDUCTIONS                                  131,529

 EXPENSE REDUCTIONS                                                (60,349)   71,180

NET INVESTMENT INCOME                                                         55,314

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             643,752

 FOREIGN CURRENCY TRANSACTIONS                                     (946)      642,806

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             529,140

 ASSETS AND LIABILITIES IN                                         (608)      528,532
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                               1,171,338

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ 1,226,652

OTHER INFORMATION                                                            $ 6,371
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                            $ 750

 EXPENSE REDUCTIONS                                                          $ 60,349
 FMR REIMBURSEMENTS


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                     SIX MONTHS ENDED  YEAR ENDED
                                                                                      APRIL 30, 1998    OCTOBER 31,
                                                                                      (UNAUDITED)       1997

OPERATIONS                                                                            $ 55,314      $ 120,593
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              642,806       580,520

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  528,532       249,896

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       1,226,652     951,009

DISTRIBUTIONS TO SHAREHOLDERS                                                          (115,006)     (35,705)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                (484,235)     (54,931)

 TOTAL DISTRIBUTIONS                                                                   (599,241)     (90,636)

SHARE TRANSACTIONS                                                                      4,305,224     5,571,480
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                          598,563       90,558

 COST OF SHARES REDEEMED                                                                (3,845,730)   (3,481,394)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                1,058,057     2,180,644

REDEMPTION FEES                                                                         42,779        12,334

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               1,728,247     3,053,351

NET ASSETS

 BEGINNING OF PERIOD                                                                    5,708,862     2,655,511

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $36,840 AND
$115,342, RESPECTIVELY)                                                                 $ 7,437,109   $ 5,708,862

OTHER INFORMATION
SHARES

 SOLD                                                                                   297,979       437,185

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                43,658        7,700

 REDEEMED                                                                               (274,948)     (266,573)

 NET INCREASE (DECREASE)                                                                66,689        178,312



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                                     SIX MONTHS ENDED  YEAR ENDED  NOVEMBER 1, 1995
                                                                       APRIL 30, 1998  OCTOBER 31, (COMMENCEMENT
                                                                                                   OF OPERATIONS) TO
                                                                                                   OCTOBER 31,

SELECTED PER-SHARE DATA                                                   (UNAUDITED)       1997         1996

NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 14.21      $ 11.89   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                                    .11 D        .31 D     .16

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                  2.46         2.31      1.75

 TOTAL FROM INVESTMENT OPERATIONS                                          2.57         2.62      1.91

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                               (.19)        (.13)     (.04)

 FROM NET REALIZED GAIN                                                   (.80)        (.20)     -

 TOTAL DISTRIBUTIONS                                                      (.99)        (.33)     (.04)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                                  .09          .03       .02

NET ASSET VALUE, END OF PERIOD                                            $ 15.88      $ 14.21   $ 11.89

TOTAL RETURN B, C                                                          19.82%       22.87%    19.38%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                   $ 7,437      $ 5,709   $ 2,656

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                   2.04% A, E   2.00% E   2.00% E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS          2.04% A      1.99% F   1.97% F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      1.58% A      2.36%     1.62%

PORTFOLIO TURNOVER RATE                                                    160% A       96%       50%

AVERAGE COMMISSION RATE G                                                 $ .0094      $ .0105   $ .0086

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF
NOTES TO FINANCIAL STATEMENTS). F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES. G A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin
America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended
(the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded is expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses), if applicable, are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, passive foreign investment companies
(PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales, futures and options and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, accumulated net investment loss, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information"
at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .31%
Emerging Markets  .76%
Europe  .80%
Europe Capital Appreciation  .76%
France  .75%
Germany  .76%
Hong Kong and China  .76%
Japan  1.03%
Japan Small Companies  .76%
Latin America  .76%
Nordic  .75%
Pacific Basin  1.09%
Southeast Asia  1.15%
United Kingdom  .76%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ) (Hong Kong and China, Japan, Emerging Markets, Pacific Basin, Japan Small Companies and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA (U.K.) L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3.00% for selling shares of each fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received by FDC for sales charges, a portion of which was paid to securities dealers, banks and other financial institutions ("Dealers' Portion"), and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:
Canada  .35%
Emerging Markets  .50%
Europe  .25%
Europe Capital Appreciation  .24%
France  .35%
Germany  .32%
Hong Kong and China  .39%
Japan  .33%
Japan Small Companies  .31%
Latin America  .29%
Nordic  .38%
Pacific Basin  .47%
Southeast Asia  .42%
United Kingdom  .31%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments
5. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's
participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
6. EXPENSE REDUCTIONS - CONTINUED
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 5% of the total outstanding shares of the fund.
   FMR
FUND  % OF OWNERSHIP
France  22
Germany  10
Japan Small Companies  40
United Kingdom  24
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
9. LITIGATION.
The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund no longer holds Siderurgica Brasileiras SA debt securities. MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS
THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP61
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
950 Northgate Drive
San Rafael, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Ave.
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29115 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine  Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Shigeki Makino, VICE PRESIDENT, JAPAN FUND, PACIFIC BASIN FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
Thomas Sweeney, VICE PRESIDENT, CANADA FUND
Sally Walden, VICE PRESIDENT, EUROPE FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED KINGDOM FUND
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Hong Kong and China Fund
International Growth and Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(registered trademark)
P.O. Box 193
Boston, MA 02101